
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811 - 08272
                                       The Diversified Investors Portfolios
                                       (Exact name of Registrant as specified in
                                       charter)

Address of Registrant:                 4 Manhattanville Road
                                       Purchase, NY

Name and address of agent for service: Joseph Carusone
                                       4 Manhattanville Road
                                       Purchase, NY 10577

Registrant's telephone number, including area code: (914) 697-8586

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

THE DIVERSIFIED INVESTORS PORTFOLIOS

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                        DIVERSIFIED INVESTORS PORTFOLIOS






                               -----------------

                                 Annual Report

                               -----------------

                               December 31, 2006


                              International Equity

                                Small-Cap Growth

                                 Special Equity

                                Small-Cap Value

                                 Mid-Cap Growth

                                 Mid-Cap Value

                               Aggressive Equity

                                 Equity Growth

                                Growth & Income

                                     Value

                                 Value & Income

                                    Balanced

                                High Yield Bond

                               Total Return Bond

                                   Core Bond                  (DIVERSIFIED LOGO)

                            Intermediate Govt. Bond               DIVERSIFIED
                                                                  INVESTMENT
                               High Quality Bond                   ADVISORS

                                  Money Market

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

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
                                                              PAGE
                                                              ----
Management Review...........................................    2
Statements of Assets and Liabilities........................   12
Statements of Operations....................................   16
Statements of Changes in Net Assets -- December 31, 2006....   20
Statements of Changes in Net Assets -- December 31, 2005....   24

PORTFOLIOS OF INVESTMENTS:
Money Market Portfolio......................................   28
High Quality Bond Portfolio.................................   30
Intermediate Government Bond Portfolio......................   37
Core Bond Portfolio.........................................   39
Total Return Bond Portfolio.................................   55
High Yield Bond Portfolio...................................   65
Balanced Portfolio..........................................   74
Value & Income Portfolio....................................   87
Value Portfolio.............................................   90
Growth & Income Portfolio...................................   92
Equity Growth Portfolio.....................................   97
Aggressive Equity Portfolio.................................  100
Mid-Cap Value Portfolio.....................................  102
Mid-Cap Growth Portfolio....................................  108
Small-Cap Value Portfolio...................................  110
Special Equity Portfolio....................................  113
Small-Cap Growth Portfolio..................................  124
International Equity Portfolio..............................  128
Summary of Footnotes and Abbreviations to Portfolios........  133
Portfolio Composition.......................................  134
Notes to Financial Statements...............................  136
Report of Independent Registered Public Accounting Firm.....  160
Approval of Investment Advisory Contracts...................  161
Trustees Information........................................  166

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                               MANAGEMENT REVIEW

                               DECEMBER 31, 2006

                                  (UNAUDITED)

PLEASE NOTE THAT ANY PERFORMANCE FIGURES DISCUSSED BELOW REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. VISIT WWW.DIVINVEST.COM FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END. THE RETURN PROVIDED FOR A PARTICULAR ISSUER HELD BY A SERIES REPRESENTS THE RETURN FROM THE SECURITY FOR THE ACTUAL PERIOD HELD BY THE SERIES, WHICH MAY BE SHORTER THAN THE TWELVE-MONTH REPORTING PERIOD.

                              MONEY MARKET SERIES

In 2006, the Money Market Series returned 4.86%, beating its benchmark, the Citigroup Treasury Bill 3-month Index, which returned 4.76%.

The money market sector in general and our portfolio benefited from rising yields on Treasury Bills and Notes which mirrored the Federal Reserve raising the federal funds rate 100 basis points throughout 2006 to 5.25%. Additionally, the Series benefited from strategic duration positioning that took advantage of changes in Federal Reserve Monetary Policy and overall market sentiment throughout the year.

From a sector perspective, the positions in corporate commercial paper (specifically extendable commercial notes) and asset-backed commercial paper contributed positively to performance.

                            HIGH QUALITY BOND SERIES

The High Quality Bond Series returned 4.38% for the year, outpacing the 3.96% return of the Merrill Lynch 1-3 Year Treasury Index and the 3.97% return of the Morningstar Short Term Bond Universe Median. The Series' yield component was the key driver of total return for 2006, representing about 85% of the total excess return versus the index, while spread tightening made up the remaining 15%. Given the rise in interest rates throughout the year, shorter-duration assets outperformed longer-duration assets. Therefore, securities with less than one-year duration contributed to the total return, while three-year-plus duration exposure detracted from performance.

The commercial mortgage-backed sector was the best performer in terms of absolute total return, followed by the asset-backed, residential mortgage-backed, domestic corporate and agency sectors. Compared with a duration-neutral Treasury, the commercial mortgage-backed sector had the best excess returns, followed by the residential mortgage, corporate, asset-backed, and agency sectors. Lower than expected interest rate volatility during the year contributed to favorable performance in the residential mortgage sector. Despite negative headlines, the fixed-rate home equity sector was one of the top performers in the asset-backed segment.

The combination of strong demand, a dearth of new issuance in the consumer asset-backed segment and good collateral performance kept spreads in the asset-backed sector at or near record tight levels throughout the year. The financial services sector performed well as a result of strong earnings.

                      INTERMEDIATE GOVERNMENT BOND SERIES

The Intermediate Government Bond Series returned 3.48% for the year, trailing the 3.84% return of the Lehman Brothers Intermediate Government Bond Index and the 3.97% return of the Morningstar Short Term Bond Universe Median. In the first half of 2006, the Series underperformed its benchmark due to incorrect yield curve positioning and an overweight in the agency mortgage-backed securities (MBS) sector. In the first quarter, the Series' manager expected the yield curve to flatten, as the Federal Reserve continued to increase

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

its short-term federal funds rate. After flattening the first few months of the year, however, the yield curve steepened dramatically due to higher interest rates, which were led by increased inflation. The Series' manager changed the yield curve trade position at a loss during the second quarter, which contributed to the Series underperforming the Index for that quarter.

In addition to the Series' yield curve position, the Series' significant overweight in MBS detracted from performance. Agency MBS began 2006 as apparently one of the most attractive bond market sectors. Priced at a significant discount, the sector appeared to have an attractive yield advantage over comparable-maturity Treasury issues. For that reason, the Series' manager overweighted the sector, which paid off handsomely for the first six weeks of the year, but the Series' manager failed to take profits in late February and March, as MBS returns fell. As a result, the Series gave back much of its gains from this sector.

Although yield spreads generally widened for most of the first half of 2006, the manager felt rates would likely come down in the second half of the year, and result in tight spreads. The Series' manager therefore expected the spread sectors -- commercial mortgage backed securities (CMBS), asset-backed securities
(ABS), MBS and agency bonds -- to outperform Treasuries during the second half of the year. This strategy helped the Series from then on. The Series benefited from overweights in MBS and CMBS. The manager also added to returns with some tactical duration trades driven by their proprietary models.

                                CORE BOND SERIES

The Core Bond Series returned 4.17% for the year, trailing the 4.33% return of the Lehman Aggregate Bond Index but outperforming the 3.94% return of the Morningstar Intermediate Term Bond Universe. Interest rates across the yield curve were volatile during the past year. The 10-year Treasury yield ended the year at 4.70%, 31 basis points (0.31%) higher than a year earlier. During this period, however, the 10-year Treasury yield varied from 4.33% in January to a high of 5.25% in June. Over this period, the yield curve flattened, as yields at the shorter end of the curve rose. The spread between 2-year and 10-year Treasury yields was -11 basis points at year end. All component sectors of the Lehman Aggregate Bond Index outperformed duration-adjusted Treasuries during the year.

The Series received a boost from its short duration position, its overweight to commercial mortgage-backed securities and its high yield allocation. However, the Series' underweight to corporate bonds and agency securities took away from performance, as both sectors outperformed Treasuries. The managers' mortgage security selection also detracted from performance.

                            TOTAL RETURN BOND SERIES

The Total Return Bond Series returned 4.96% for the year, exceeding the 4.33% return of the Lehman Brothers Aggregate Bond Index and the 3.94% return of the Morningstar Intermediate Term Bond Universe Median. Strategies produced mixed but generally positive results for the last quarter of the year. A long duration posture detracted from returns in the first half of the year, as interest rates rose more than expected, but the Series recovered most of those losses as rates declined in the second half. The Series' yield curve exposure was partly centered on the front end of the yield curve, which hurt results as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive, thanks to tighter spreads and low volatility. An underweight to investment grade credits was a modest negative as the sector outperformed, but an overweight to lower-quality credits added to returns as they outperformed. A moderate exposure to Treasury inflation-protected securities hurt performance due to a weaker than expected inflation adjustment and a modest tightening of breakeven spreads. The Series' exposure to high-yield debt was rewarded as yield spreads narrowed, in particular on General Motors and Ford issues. A modest exposure to

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

emerging market debt added to returns. Non-dollar bond exposure contributed to returns as the manager's decision to retain some currency exposure benefited from a weak dollar, and the bond market selection was good.

                             HIGH YIELD BOND SERIES

The High Yield Bond Series returned 11.99% for the year, surpassing the 11.77% return of the Merrill Lynch High Yield Master II Index and the 9.93% return of the Morningstar High Yield Bond Universe Median. Credit selection was the driving force behind the Series' strong annual performance.

Specific credits that contributed to performance were issues from health care company HCA, Inc. and telecommunications firm Adelphia. Underweight positions relative to the benchmark in issues from Ford and General Motors were a slight drag on performance. Bonds from these two companies performed strongly in 2006.

Underweighted positions in health care, utilities, energy and technology detracted slightly from performance. However, strong credit selection within these sectors contributed to results. In general, the managers enjoyed good selection within these tough industries. Overweighted industries that contributed to performance versus the benchmark were building materials, gaming, publishing and retailing. The Series' emphasis on B-rated debt contributed to performance, as this credit sector outperformed BB debt. Underweighted ratings sectors also were top performers. BB bonds made up about 12% of the portfolio and returned 12%, while these comprised about 38% of the index and returned 9.6%.

The Series' overall short duration positioning versus the benchmark hurt performance slightly. However, bonds with short duration (relative to the benchmark index) comprised about 17% of the portfolio and returned 10.1%. The benchmark had an allocation of only 3.7% to these bonds, which produced returns of 4.7%.

                                BALANCED SERIES

The Balanced Series returned 11.74% for the year, beating the 11.12% return of the hybrid benchmark; 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index. The Series also outpaced the 11.12% return of the Morningstar Moderate Allocation Universe Median. Keeping pace with the benchmark was a welcome result in 2006 as it was a difficult year for actively managed funds as few matched the performance of U.S. equity indexes.

Regarding the equity portion, returns to the investment themes were positive overall for 2006. Valuation was the biggest contributor to relative performance as inexpensive companies outperformed their more richly valued industry counterparts. Management impact, momentum and profitability also contributed positively to excess returns, albeit less significantly. On the downside, earnings quality detracted from relative returns, while analyst sentiment was essentially flat for the year.

Among sectors, stock selection was positive overall for the year. The Series' holdings in the materials and information technology sectors outpaced their peers in the benchmark. Meanwhile, positions in the energy and healthcare sectors lagged their peers in the benchmark for the period.

Regarding the fixed income portion, a long duration posture detracted from returns in the first half of the year as interest rates rose more than expected, but the Series recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve suffered as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a

                                        4
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                        DIVERSIFIED INVESTORS PORTFOLIOS

                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

positive, thanks to tighter spreads and low volatility. Underweight exposure to investment grade credits was a modest negative as the sector outperformed, but an overweight to lower quality credits added to returns since they outperformed. A moderate exposure to Treasury inflation-protected securities detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads. An emphasis on high-yield debt was substantially rewarded as spreads narrowed, in particular on General Motors and Ford issues. A modest exposure to emerging market debt added to returns as spreads tightened. Non-dollar bond exposure contributed positively to returns, as the decision to retain some currency exposure benefited from a weak dollar, and the foreign bond markets selected for the portfolio outperformed their domestic counterparts.

                             VALUE & INCOME SERIES

The Value & Income Series returned 20.68% for the year, short of the 22.25% return of the Russell 1000 Value Index but surpassing the 18.27% return of the Morningstar Large Value Universe Median. This was a difficult year for actively managed funds as a majority of them underperformed U.S. equity indexes. The main reason the Series trailed its large capitalization value benchmark was sector allocation. The Series had a substantial underweight position in energy stocks, which performed well, and a significant overweight allocation to the information technology sector, which had returns slightly below the overall market. The Series benefited somewhat from its sizeable underweight in financials, as that sector's returns were also a notch below the benchmark average.

Stock selection overall was neutral, but that was largely because positive stock selection in the consumer discretionary sector was offset by negative results in health care. Also noteworthy was good stock selection in energy, which more than offset the Series' poor sector selection there. All benchmark sectors had double-digit gains for the year, with telecommunication services stocks leading the way, posting a gain of 39%. The Series' performance in, and allocation to, that sector were very close to the benchmark's.

Underexposure to oil giant ExxonMobil Corp. (+39%) was the most significant detractor from the Series' relative performance. Although the stock's return was very solid, thanks to increased oil production and record high oil prices mid-year, the Series lost out relative to the benchmark by being substantially underweighted to Exxon. Drug maker Watson Pharmaceuticals (-20%) increased its revenues, but its profit declined mainly because of lower pricing for generic drugs. Trucking firm Con-way, Inc. (formerly CNF, Inc.) (-21%) saw business revenues and profits decline as the trucking industry was hurt generally by the housing-related economic slowdown. In addition, the firm lost market share in its core less-than-truckload business. Electronics manufacturing services provider Solectron (-12%) experienced a decline in profits due to increased competition and thin profit margins.

Personal computer and printer maker Hewlett Packard Co. (+45%) had a good year, enjoying growth in its businesses and a reorganization that left it with a healthier balance sheet.

                                  VALUE SERIES

The Value Series returned 15.44% for the year, lagging the 22.25% return of the Russell 1000 Value Index and the 18.27% return of the Morningstar Large Value Universe Median. This was a difficult year for actively managed funds as a majority of them underperformed U.S. equity indexes. The main reason the Series trailed its large capitalization value benchmark was stock selection. This was particularly true in the consumer discretionary and financials sectors. In the consumer discretionary sector, the Series completely missed out on the benchmark's 23% gain in this sector, as the Series' sector holdings had a negative return. In financials, the Series trailed the benchmark sector's returns by 6.8%. But this more modest underperformance had a major

                                        5
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                        DIVERSIFIED INVESTORS PORTFOLIOS

                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

impact, as the Series and benchmark have a high concentration of financial stocks -- a 28.6% weighting in the Series versus 36.6% in the benchmark. In the telecommunications services and energy sectors, substantial underperformance had less of an effect on overall Series returns because of small sector weightings. However, in energy, the Series also was significantly underweighted versus the benchmark, compounding the impact of stock selection. In information technology, a performance gap and an overweighted position in a poor performing sector took away from returns.

The Series did have positive results in three sectors -- consumer staples, health care and materials. In consumer staples, good stock selection added to the benefit of overweighting a strong performing sector. In health care, the Series' underweighting of a relatively weak sector in which it had good stock selection helped the Series' performance relative to the index, but didn't do much for absolute returns.

Very large positions in two of the worst performing stocks -- CA, Inc. (-19%) and Centex Corp. (-21%) -- had a major negative impact on performance. CA (formerly Computer Associates), which makes IT management software, had a difficult year as it encountered delays in bookings and had to bear the costs of a major restructuring and share buybacks. Shares of homebuilder Centex mirrored the decline of the housing market in 2006. Its net order fell almost 30% from the previous year. St. Joe Co. (-19%), a real estate operating company, was also hurt as the housing market languished.

                             GROWTH & INCOME SERIES

The Growth & Income Series returned 11.77% for the year, trailing the 15.79% return of the S&P 500 Index and the 14.31% return of the Morningstar Large Blend Universe Median. This was a tough year for actively managed funds as a majority of them underperformed U.S. equity indexes. Most of the Series' underperformance can be attributed to stock selection, which was most pronounced in the information technology, health care and consumer discretionary sectors. The Series felt this most strongly in the information technology sector, where an overweighted position magnified the impact. The energy sector also took away from relative returns as the Series lagged the benchmark sector there as well, to a lesser extent.

The Series made up some ground against the index in the materials and financials sectors. In materials, the Series gained 33%, far surpassing the benchmark sector's 18.6% return. The Series' financial holdings outperformed the benchmark sector by a much more modest 1.1%, contributing to returns on a smaller scale.

Flash storage device maker Sandisk Corp. (-32%) suffered from strong price competition and weakening product demand. Stock performance of Qualcomm, Inc. (-11%), which provides software for wireless voice and data communications, was held back by a legal battle with Nokia, its largest customer, over royalty payments. Diversified technology company Corning, Inc. (-5%) saw a decline in its shares as a result of weakness in its fiber optic business late in the year.

Shares of oil giant ExxonMobil Corp. (39%) had their best year in a quarter century as the firm increased its oil production and crude oil prices hit an all-time high during the summer. Investment management company, Merrill Lynch & Co. Inc. (+39%), joined other Wall Street investment firms in posting strong revenue growth in 2006.

                              EQUITY GROWTH SERIES

The Equity Growth Series gained 4.12% for the year, trailing the 9.07% return of the Russell 1000 Growth Index and the 7.01% return of the Morningstar Large Growth Universe Median. This was a tough year for actively managed funds as a majority of them underperformed U.S. equity indexes. The Series underperformed its large capitalization growth benchmark primarily because of poor stock selection relative to

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

the index. This was most pronounced in the health care and information technology sectors, where a double-digit return differential between the Series' holdings and those in the benchmark sector had a major impact on overall return. Each of these sectors took about 3% off the Series' relative return. Also hurting performance to a lesser extent was a combination of poor sector allocation and weak stock selection in the energy and industrials sectors. On the positive side, the Series benefited from positive stock selection in the consumer discretionary and financials sectors. In both of these cases, the impact was heightened by an overweighted position in each sector versus the benchmark. Even stronger relative performance by the Series in the materials and telecommunications services was muted by having very slight exposure to these two sectors.

Stock performance of Qualcomm, Inc. (-11%), which provides software for wireless voice and data communications, was held back by a legal battle with Nokia, its largest customer, over royalty payments. UnitedHealth Group, Inc. (-13%), a diversified health care management services company, was hurt by the need to adjust its profits as it corrected improper stock options grants. Flash storage device maker Sandisk Corp. (-32%) suffered from strong price competition and weakening product demand. Diversified technology company Corning, Inc. (-30%) saw a decline in its shares as a result of weakness in its fiber optic business late in the year.

On the plus side, investment banking powerhouse Goldman Sachs Group (+57%) recorded strong earnings growth in almost all its businesses. Shares of casino resort owners Wynn Resorts Ltd. (+83%) and Las Vegas Sands Corp. (+79%) almost doubled.

                            AGGRESSIVE EQUITY SERIES

The Aggressive Equity Series gained 6.46% for the year, underperforming the 9.07% return of the Russell 1000 Growth Index and the 7.01% return of the Morningstar Large Growth Universe Median. This was a tough year for actively managed funds as a majority of them underperformed U.S. equity indexes. The Series lagged its large capitalization growth benchmark mainly because of weak stock selection relative to the index. Two sectors in particular had an impact -- health care and information technology. In both cases, weak stock selection was compounded to a degree by sector allocation. The impact of being 4.7% off the benchmark information technology sector's 6.9% return was magnified by the Series' large (36%) allocation to the sector. The Series also lost ground to the index in the consumer staples and energy sectors. In consumer staples, poor stock selection was partly countered by positive sector allocation -- the Series had a substantially underweighted position in a sector where its holdings lost 20.6%. In energy, the opposite was true. Very positive stock selection was more than negated by a sizeable underweight to the sector.

In several sectors, the Series performed well, which limited the negative impact of the weaker sectors. Strong selection made a big difference in the financials sector, as the Series surpassed the benchmark sector's 17.4% return by 11.3%. This was added to by a slight overweight to financials. The same scenario was true, but to a modest degree, in the consumer discretionary sector. In industrials, solid stock selection (17% versus the benchmark sector's 11.3% return) was partly countered by an underweighted allocation.

Integrated circuit manufacturer Silicon Laboratories (-45%) hurt the Series' performance more than any other single holding, as sales of its products to Samsung, its largest customer, declined. Silicon Labs also faced a patent infringement lawsuit from Analog Devices. Online commerce firm eBay (-26%) was punished for missing revenue and earnings targets. Internet portal Yahoo! Inc. (-30%) faced the consequences of not living up to expected advertising revenue. UnitedHealth Group, Inc. (-19%), a diversified health care management services company, was hurt by the need to adjust its profits as it corrected improper stock options grants.

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                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

                              MID-CAP VALUE SERIES

The Mid-Cap Value Series gained 18.33% for the year, trailing the 20.22% return of the Russell Midcap Value Index but outpacing the 15.61% return of the Morningstar Mid Value Universe Median. Although the Series performed well in absolute terms, it lagged its benchmark's stronger gains. The Series was hurt by its sector allocation -- overweighting a few relatively poorer performing sectors, including health care (+9%), consumer discretionary (+15%) and information technology (+10%), and underweighting some top performing sectors, namely consumer staples (+34%), materials (+25%) and telecommunications services (43%). However, good stock selection, particularly in the industrials and information technology sectors, eased the impact of having disappointing sector selection. Stock selection was also strong in the energy sector.

In the relatively poor performing health care sector, weak stock selection compounded the Series' overweighted position. Similarly, Series performance lagged the benchmark in the consumer discretionary and consumer staples sectors because of slightly negative stock selection multiplying the impact of poor sector weightings. On the positive side, however, the opposite was true in the industrials and, to a lesser extent, the utilities sectors. In these areas, good stock selection magnified positive sector allocation. In technology, strong stock selection more than made up for the Series' overweighted position in a sector with relatively weak performance.

The largest individual detractor from performance was Boston Scientific (-34%), which manufactures and sells a wide range of medical devices. Boston Scientific was hurt by safety concerns related to drug-coated stents, including one of the firm's best-selling products. LSI Logic (-8%), which makes semiconductors and high-performance storage systems, experienced setbacks in consumer electronics as Apple Computer and Sony announced they'd no longer use LSI chips in certain products. Comverse Technology, Inc. (-16%), a telecommunications systems, software and services provider, stumbled after accounting irregularities came to light, compounding fraud involving the company's stock options.

                             MID-CAP GROWTH SERIES

The Mid-Cap Growth Series gained 2.17% for the year, lagging the 10.66% return of the Russell Midcap Growth Index and the 8.74% return of the Morningstar Mid Growth Universe Median. Stock selection was the primary reason for the Series' trailing performance for the year; especially in the industrials, consumer discretionary, information technology and telecommunications services sectors. The weak results in these sectors were partially countered by positive performance among holdings in the energy and health care sectors. In addition, the Series lost further ground against the index by underweighting strong performing sectors, including the materials (+31% in the benchmark), financials (+19%) and utilities (+27%) sectors, and by overweighting sub-par sectors, such as health care (+6%) and energy (-1%). However, the Series' performance was helped by significantly overweighting the top performing telecommunications services (+34%) sector.

Among individual holdings, Silicon Laboratories (-33%), an integrated circuit manufacturer, had the greatest negative impact on the Series' performance, as sales of its products to Samsung, its largest customer, declined. Silicon Labs also faced a patent infringement lawsuit from Analog Devices. Intermec, Inc. (-31%), a maker of wired and wireless products and services, had a disappointing year, as sales and profits declined. Checkfree Corp. (-14%), an electronic payment processing company, lost ground after announcing an earnings outlook below market expectations.

Shares of Celgene (+78%), the maker of the once-banned Thalidomide drug, soared after the Food and Drug Administration approved the drug to treat newly diagnosed multiple myeloma, a common form of blood cancer. Akamai Technologies, Inc. (+99%), whose services support the flow of content through the Internet,

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                         MANAGEMENT REVIEW (CONTINUED)

                               DECEMBER 31, 2006

                                  (UNAUDITED)

consistently beat earnings expectations thanks, in part, to the sweeping growth of broadband Internet connection. American Tower Corp. (+38%), which leases antenna space on wireless and broadcast communications towers, performed well as a result of robust demand for its services and despite concern over its stock options granting practices.

                             SMALL-CAP VALUE SERIES

The Small-Cap Value Series gained 9.64% for the year, lagging the 23.48% return of the Russell 2000 Value Index and the 16.57% return of the Morningstar Small Value Universe Median. The Series' disappointing results relative to its benchmark were primarily due to stock selection, which was compounded by overweighting certain weaker sectors and being underweighted in some leading sectors. Within the index, the materials (+46%), telecommunications services (+53%), industrials (+29%), consumer staples (+27%) and utilities (+26%) sectors had strong performance. Unfortunately, the Series missed out on the materials sector's results, largely by having a low weighting within the sector, but also because of stock selection within this sector. Stock selection was also the primary reason for meager results within industrials. The Series had no holdings in telecommunication services, the top performing sector. The housing market slowdown weighed on several key holdings. One bright spot was the energy sector, in which the Series had strong returns and overweighted the sector compared to the benchmark.

Watsco, Inc. (-20%), a supplier of air conditioning and heating equipment, was hurt indirectly by the decline in the housing market, as it led to a slowdown in sales of the firm's products. Accredited Home Lenders (-45%), a provider of sub-prime residential mortgages, also was adversely affected by the slowdown in housing, as delinquencies and losses rose. Homebuilder, Meritage Homes Corp. (-24%), was another victim of the weak housing market. Matria Healthcare, Inc. (-26%), which manages the treatment of long-term illnesses, saw its share price decline after business deals were delayed in the aftermath of a major acquisition.

Digital River, Inc. (+88%), which provides outsourced e-commerce solutions, enjoyed very healthy business growth. Immucor (+88%), which sells products and systems that support blood transfusions, benefited from strong sales growth. Apparel firm Phillips Van Heusen Co. (+56%) enjoyed healthy sales expansion, particularly in its Calvin Klein brand.

                             SPECIAL EQUITY SERIES

The Special Equity Series gained 11.77% for the year, trailing the 18.37% return of the Russell 2000 Index but surpassing the 10.34% return of the Morningstar Small Growth Universe Median. This was a tough year for actively managed funds as a majority of them underperformed U.S. equity indexes. The Series underperformed its benchmark primarily because of relatively weak stock selection. Sector allocation also detracted from results, but to a lesser degree. The sectors where relative results hurt performance the most were information technology, industrials, materials, financials and health care. In information technology, the Series fell 4.8% short of the benchmark sector's 13.6% return. This performance shortfall was slightly magnified by the Series' modest overweighting to this sector. In the financial sector, the Series had good absolute returns (15.9%). However, this didn't measure up to the financials sector's 19.4% return in the benchmark. Similarly, the Series' 14.9% return in industrials looked solid enough, but not when compared with the 22.1% return of industrials within the benchmark. The Series' materials holdings had the largest relative underperformance, as their 22.4% gain was roughly half of the benchmark's 41.1% return from this sector. Fortunately, the Series had a modest allocation to materials stocks.

Among detracting stocks, Hovnanian Enterprises (-32%), a homebuilder, was brought down by the residential housing market slump. Slower sales were compounded by material price increases. Meritage

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                  (UNAUDITED)

Homes Corp. (-24%), another homebuilder, suffered a similar fate, as slowing demand, higher cancellations and rising inventories created a major challenge. Optimal Group, Inc. (-60%), an electronic payments firm that serves the online gambling industry among others, saw its shares tumble in early October as a result of anti-Internet gambling legislation passed by Congress. Openwave Systems, Inc. (-65%), which provides software for the mobile and wireline communications industries, had its share price decline substantially, reflecting its problems with revenue and earnings shortfalls, and cash flow shortages. On top of these, an investigation into the company's stock options granting practices found irregularities.

Polycom, Inc. (+102%) was a major bright spot for the Series on consistently strong financial results. The company provides communications equipment that enables enterprise users to conduct video, voice, data and Web communications. Acuity Brands, Inc. (+66%), which produces lighting equipment and specialty chemical products, posted solid sales and earnings gains partly due to higher selling prices in its branded lighting fixtures business. Nutritional supplement maker NBTY, Inc. (+156%), had a stellar year, as it trimmed costs through strategic store closures, benefited from stabilizing materials costs and had increased product demand, thanks to aging baby boomers, who have an increased appetite for NBTY's supplements. Belden CDT, Inc. (+61%), which makes high-speed electronic cables, performed well as it enjoyed strong global demand and restructured its operations, opening some plants and closing others around the world.

                            SMALL-CAP GROWTH SERIES

The Small-Cap Growth Series returned 8.71% for the year, trailing the 13.35% return of the Russell 2000 Growth Index and the 10.34% return of the Morningstar Small Growth Universe Median. The Series' underperformance relative to its benchmark was mainly due to the manager's stock selection, particularly in the information technology sector, as well as sector allocation to a lesser degree. About three-quarters of the Series' performance gap relative to its index came in information technology, where the benchmark sector gained 10.1%, but the Series' holdings only managed a 2.6% return. The impact of this gap was magnified by the large allocation to this sector, both in the Series' portfolio (29%) and in the benchmark (25%). Relative performance was also adversely affected by stock selection in the financials and consumer discretionary sectors. Financials stocks in the benchmark gained 17.4%, while the Series' financial holdings returned just 6.4%. Consumer discretionary stocks in the benchmark gained 11.7% overall, while the Series' holdings in this sector returned 9.2%. The relative performance gap was larger in utilities (-48.5%) and consumer staples (-20.6%), but the impact was muted because these sectors have very small allocations in the Series and its index.

On the positive side, the Series enjoyed strong performance in the energy, materials and industrials sectors. The Series' energy holdings doubled the returns of the benchmark sector (+32.8% vs. +16.2%). However, the positive impact was limited by relatively modest allocations to this sector. In industrials, however, a 4.7% outperformance by the Series (+21.6% vs. +16.9%) resulted in a slightly more significant impact.

Individual stocks that hurt performance were led by Aspect Medical Systems, Inc. (-45%) a provider of anesthesia monitoring devices. Aspect was sold off by investors in mid-2006, when growth in its revenues and earnings slowed to more sustainable levels and its valuation contracted significantly. Housevalues, Inc. (-38%), an online real estate information service, was affected by the decline in the housing market. Shares of Neoware, Inc. (-47%), a provider of thin client computing solutions, fell after it announced lower than expected sales to existing customers. Escala Group, Inc. (-71%), a global stamp and coin auction house, saw its fortunes tumble with a probe into its operations by Spanish authorities last May and a subsequent SEC investigation.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                  (UNAUDITED)

General Cable Corp. (+122%), a wire and cable manufacturer, experienced healthy growth in its business and recorded strong returns. Priceline.com, Inc. (+95%), an online travel company, enjoyed strong growth in its business amid positive electronic commerce market trends. Shares of New River Pharmaceutical (+109%), a specialty pharmaceutical company, rose sharply when it announced in October that the FDA approved its drug, NRP104, to treat attention-deficit/hyperactivity disorder (ADHD) in children aged 6-12.

                          INTERNATIONAL EQUITY SERIES

The International Equity Series gained 27.31% for the year, surpassing the 26.23% return of the MSCI World ex-US Index and the 24.82% return of the Morningstar Foreign Large Blend Universe Median. The year was an outstanding one for international stocks generally, with every country in the benchmark posting gains, and the Series had strong results, outperforming the index because of strong stock selection. Within the index, leading countries included Spain (+50%), Portugal (+48%), Ireland (+48%), Singapore (+47%), Norway (+46%) and
Sweden (+45%). The Series scored its biggest country gains against the benchmark in France, Canada, Switzerland and the United Kingdom, with stock selection playing the key role in all cases. The Series' best relative stock selection, on a country basis, occurred in Austria and Hong Kong. Stock selection fell significantly short in Israel, Luxembourg, Singapore and South Korea.

The financials and industrials sectors contributed the most to performance on a relative basis, with materials and consumer staples stocks playing a supporting role. In financials, a substantial overweighting in the high performing sector resulted in a strong contribution to absolute and relative returns. The Series' financials stocks gained 34% and just over one-third of the Series was allocated to the sector, almost 5% more than the benchmark. In the industrials sector, the Series gained 47%, almost 22% more than the benchmark index. But the impact of this performance was muted by the Series' underweighted position in industrials. Relative performance was weakest in the consumer discretionary sector, which was the only sector with weak stock selection relative to the index. In the utilities sector, the Series' 49% returns were slightly below the benchmark sector's gains. Although utilities had a slightly negative impact on the Series' relative performance, the sector contributed handsomely to absolute gains. Active currency management played a minor positive role in the Series' performance, making good results even better.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2006

                                                                           HIGH       INTERMEDIATE
                                                           MONEY         QUALITY       GOVERNMENT
                                                           MARKET          BOND           BOND
                                                        ------------   ------------   ------------
ASSETS:
Securities, at value, including investments held as
  collateral for securities out on loan (Notes 2 and
  4)..................................................  $776,087,009   $820,061,958   $177,856,976
Repurchase agreements (cost equals market)............   147,506,245      8,819,366             --
Cash..................................................            --             --             --
Restricted cash.......................................            --             --             --
Cash at broker........................................            --             --             --
Foreign currency holdings, at value
  (cost $42,451,477, $190,725, and $379,672,
  respectively).......................................            --             --             --
Receivable for securities sold........................            --             --      2,132,391
Unrealized appreciation on foreign currency
  forward contracts (Note 10).........................            --             --             --
Unrealized appreciation on open swap contracts........            --             --             --
Variation margin......................................            --             --             --
Interest receivable...................................     2,576,512      5,498,730      1,441,704
Dividends receivable..................................            --             --             --
Foreign tax reclaim receivable........................            --             --             --
Receivable from Advisor...............................            --             --          4,146
Receivable from securities lending (net)..............            --          2,054          1,247
                                                        ------------   ------------   ------------
Total assets..........................................   926,169,766    834,382,108    181,436,464
                                                        ------------   ------------   ------------
LIABILITIES:
Due to Advisor........................................            --             --             --
Due to Custodian......................................            --             --      1,226,256
Due to Broker for swap contracts......................            --             --             --
Collateral for securities out on loan.................            --      8,411,400     29,452,986
Payable for securities purchased......................            --      8,069,478             --
Securities sold short, at value (proceeds
  $162,196,673).......................................            --             --             --
Written options, at value
  (premium $601,920, $22,396 and $36,146,
  respectively).......................................            --             --             --
Unrealized depreciation on open swap contracts........            --             --             --
Unrealized depreciation on foreign currency
  forward contracts (Note 10).........................            --             --             --
Variation margin......................................            --             --             --
Investment advisory fees..............................       184,382        231,576         43,365
Accrued expenses......................................        44,775         46,468         32,689
Contingent liability (Note 6).........................            --             --             --
                                                        ------------   ------------   ------------
Total liabilities.....................................       229,157     16,758,922     30,755,296
                                                        ------------   ------------   ------------
NET ASSETS............................................  $925,940,609   $817,623,186   $150,681,168
                                                        ============   ============   ============
SECURITIES, AT COST...................................  $776,087,009   $826,867,778   $177,844,104
                                                        ============   ============   ============

                       See notes to financial statements.

                              TOTAL
               CORE           RETURN       HIGH YIELD                      VALUE &
               BOND            BOND           BOND         BALANCED         INCOME          VALUE
          --------------   ------------   ------------   ------------   --------------   ------------
          $2,394,052,362   $149,220,111   $462,350,593   $421,371,197   $3,647,543,518   $112,083,662
              20,094,880     25,011,936     25,159,129     15,905,785       74,170,734      9,130,521
                   3,331             --             --             --               --             --
                      --             --             --        140,600               --             --
                      --        352,213             --        459,080               --             --
                                186,318             --        370,032               --             --
              41,003,303
             334,720,004        686,771      6,700,000      2,807,120       33,257,440         75,619
                                 40,930             --         58,946               --             --
                 684,559
               3,458,124             --             --             --               --             --
                  14,537             --             --             --               --             --
              15,159,390        942,514      8,376,189      1,235,368           37,008          3,451
                      --             --             --        366,906        4,071,873         99,803
                      --             --             --             --            1,160             --
                      --         12,754             --             --               --          5,680
                      --             --             --          3,068           16,885          4,718
          --------------   ------------   ------------   ------------   --------------   ------------
           2,809,190,490    176,453,547    502,585,911    442,718,102    3,759,098,618    121,403,454
          --------------   ------------   ------------   ------------   --------------   ------------
                      --             --          1,531         11,529               --             --
                  24,892            138             --             --               --             --
               4,300,000             --             --             --               --             --
                 958,807      4,274,335             --      8,381,259      186,521,888     15,388,046
             562,280,950     51,398,541             --     52,363,642       32,218,958      4,675,305
             161,260,541             --             --             --               --             --
                                 19,656             --         31,140               --             --
                 621,654
                 152,220             --             --             --               --             --
                                 27,484             --         38,897               --             --
               1,068,876
                      --         40,002             --         47,918               --             --
                 584,169         32,383        218,560        138,076        1,261,807         35,883
                 116,932         24,581         35,764         56,840          152,239         21,314
                      --             --             --             --               --             --
          --------------   ------------   ------------   ------------   --------------   ------------
             731,369,041     55,817,120        255,855     61,069,301      220,154,892     20,120,548
          --------------   ------------   ------------   ------------   --------------   ------------
          $2,077,821,449   $120,636,427   $502,330,056   $381,648,801   $3,538,943,726   $101,282,906
          ==============   ============   ============   ============   ==============   ============
          $2,411,315,857   $149,309,902   $448,608,719   $385,165,390   $2,983,135,311   $105,737,336
          ==============   ============   ============   ============   ==============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                                        GROWTH &          EQUITY        AGGRESSIVE
                                                         INCOME           GROWTH          EQUITY
                                                     --------------   --------------   ------------
ASSETS:
Securities, at value, including investments held as
  collateral for securities out on loan (Notes 2
  and 4)...........................................  $1,205,774,643   $2,633,306,100   $428,584,855
Repurchase agreements (cost equals market).........      23,960,361       22,518,208             --
Cash...............................................              --               --             --
Restricted cash....................................         560,000               --             --
Foreign currency holdings, at value
  (cost $3,407,804)................................              --               --             --
Receivable for securities sold.....................      14,293,832       48,856,082      5,640,594
Unrealized appreciation on foreign currency
  forward contracts (Note 10)......................              --               --             --
Interest receivable................................          13,080           26,052          7,031
Dividends receivable...............................       1,623,692        2,459,711        320,383
Foreign tax reclaim receivable.....................              --          230,517         15,799
Receivable from Advisor............................              --               --          3,259
Receivable from securities lending (net)...........          33,601           15,339         10,376
                                                     --------------   --------------   ------------
Total assets.......................................   1,246,259,209    2,707,412,009    434,582,297
                                                     --------------   --------------   ------------
LIABILITIES:
Due to Advisor.....................................              --               --             --
Due to Custodian...................................       2,341,575               --      1,066,035
Collateral for securities out on loan..............      67,965,319      158,227,226     48,209,289
Payable for securities purchased...................      16,302,551       20,892,335      2,370,696
Unrealized depreciation on foreign currency
  forward contracts (Note 10)......................              --               --             --
Variation margin...................................          11,130               --             --
Investment advisory fees...........................         557,078        1,259,873        238,505
Accrued expenses...................................          61,311          115,119         29,864
Contingent liability (Note 6)......................              --               --             --
                                                     --------------   --------------   ------------
Total liabilities..................................      87,238,964      180,494,553     51,914,389
                                                     --------------   --------------   ------------
NET ASSETS.........................................  $1,159,020,245   $2,526,917,456   $382,667,908
                                                     ==============   ==============   ============
SECURITIES, AT COST................................  $1,059,990,583   $2,310,397,936   $373,809,334
                                                     ==============   ==============   ============

                       See notes to financial statements.

              MID-CAP         MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP     INTERNATIONAL
               VALUE           GROWTH         VALUE           EQUITY          GROWTH          EQUITY
           --------------   ------------   ------------   --------------   ------------   --------------

           $1,037,462,871   $353,559,372   $277,839,453   $1,431,161,493   $167,367,521   $2,206,716,021
               16,312,237      6,350,435         33,538       33,160,557        618,612       29,549,256
                       --             --             --              257             --               --
                       --             --             --               --             --               --

                       --             --             --               --             --        3,410,666
                1,441,900      1,546,225      2,074,821        4,148,139      4,155,481       10,765,445

                       --             --             --               --             --           11,580
                   20,561          8,087          6,192           40,120          2,181           25,648
                1,469,952         75,567        335,420        1,171,071         42,961        1,278,936
                       54            562             --               --             --          701,355
                   28,997             --          8,928               --             --            1,424
                   10,692          7,297         14,113           96,490          5,968           33,180
           --------------   ------------   ------------   --------------   ------------   --------------
            1,056,747,264    361,547,545    280,312,465    1,469,778,127    172,192,724    2,252,493,511
           --------------   ------------   ------------   --------------   ------------   --------------

                       --             20             --            9,503          1,049               --
                       --             --          5,426               --             --               --
              118,672,540     49,693,823     42,425,935      245,040,504     14,398,521      149,080,031
                  527,957      1,729,565      1,360,601       12,276,758      2,571,980          745,568

                       --             --             --               --             --           20,237
                       --             --             --            7,230             --               --
                  498,094        180,623        158,568          785,029        111,007        1,243,098
                   74,468         34,453         45,217          102,644        107,163          252,104
                       --             --             --               --             --               --
           --------------   ------------   ------------   --------------   ------------   --------------
              119,773,059     51,638,484     43,995,747      258,221,668     17,189,720      151,341,038
           --------------   ------------   ------------   --------------   ------------   --------------
           $  936,974,205   $309,909,061   $236,316,718   $1,211,556,459   $155,003,004   $2,101,152,473
           ==============   ============   ============   ==============   ============   ==============
           $  938,275,057   $316,444,007   $265,948,032   $1,275,741,323   $152,667,543   $1,701,116,773
           ==============   ============   ============   ==============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                            HIGH       INTERMEDIATE
                                                              MONEY        QUALITY      GOVERNMENT
                                                             MARKET         BOND           BOND
                                                           -----------   -----------   ------------
INVESTMENT INCOME (NOTE 2):
Interest income..........................................  $44,452,023   $35,751,097   $ 9,136,357
Securities lending income (net)..........................           --        24,018        40,281
Dividend income..........................................           --            --            --
Less: foreign withholding taxes..........................           --            --            --
                                                           -----------   -----------   -----------
Total income.............................................   44,452,023    35,775,115     9,176,638
                                                           -----------   -----------   -----------
EXPENSES (NOTE 2):
Investment advisory fees.................................    2,202,129     2,841,710       655,441
Custody fees.............................................      160,517       182,519        71,525
Audit fees...............................................       28,312        30,221        28,458
Legal fees...............................................        5,988         5,666            91
Reports to shareholders..................................        6,532         7,088         2,156
Other fees...............................................       35,439        28,272        10,403
                                                           -----------   -----------   -----------
Total expenses...........................................    2,438,917     3,095,476       768,074
Expenses reimbursed by the Advisor.......................           --            --       (19,189)
                                                           -----------   -----------   -----------
Net expenses.............................................    2,438,917     3,095,476       748,885
                                                           -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS).............................   42,013,106    32,679,639     8,427,753
                                                           -----------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities.............................................        3,069    (3,537,144)   (4,284,109)
  Swap contracts.........................................           --            --            --
  Futures................................................           --            --            --
  Written options........................................           --            --            --
  Foreign currency transactions..........................           --            --            --
Change in net unrealized appreciation (depreciation) on:
  Securities.............................................           --     5,974,556     1,003,748
  Futures................................................           --            --            --
  Written options........................................           --            --            --
  Short sales............................................           --            --            --
  Swap contracts.........................................           --            --            --
  Foreign currency translations..........................           --            --            --
                                                           -----------   -----------   -----------
Net realized and unrealized gains (losses) on
  investments............................................        3,069     2,437,412    (3,280,361)
                                                           -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................  $42,016,175   $35,117,051   $ 5,147,392
                                                           ===========   ===========   ===========

                       See notes to financial statements.

                     TOTAL
        CORE         RETURN     HIGH YIELD                    VALUE &
        BOND          BOND         BOND        BALANCED        INCOME         VALUE
    ------------   ----------   -----------   -----------   ------------   -----------
    $100,030,761   $4,274,424   $38,194,970   $ 7,934,822   $  3,146,286   $   115,225
         155,926        4,540            --        63,334        659,690        21,987
              --       10,463       241,618     4,527,328     58,839,770       932,577
              --           --            --            --       (181,737)       (2,556)
    ------------   ----------   -----------   -----------   ------------   -----------
     100,186,687    4,289,427    38,436,588    12,525,484     62,464,009     1,067,233
    ------------   ----------   -----------   -----------   ------------   -----------
       7,179,850      292,277     2,501,348     1,750,841     14,430,364       271,289
         567,838       91,537       133,254       158,618        567,328        76,845
          36,820       32,463        29,353        30,210         40,597        32,396
          14,355          183         6,828         7,740         63,176           577
          17,791          714         3,836        79,138         28,511           492
          59,413        1,827        15,145        29,435        118,622         1,379
    ------------   ----------   -----------   -----------   ------------   -----------
       7,876,067      419,001     2,689,764     2,055,982     15,248,598       382,978
              --      (84,971)           --      (111,017)            --       (85,418)
    ------------   ----------   -----------   -----------   ------------   -----------
       7,876,067      334,030     2,689,764     1,944,965     15,248,598       297,560
    ------------   ----------   -----------   -----------   ------------   -----------
      92,310,620    3,955,397    35,746,824    10,580,519     47,215,411       769,673
    ------------   ----------   -----------   -----------   ------------   -----------
     (15,300,239)     326,862     4,415,516    17,865,917    237,630,133     3,727,354
      (2,724,944)          --            --            --             --            --
       8,144,851       15,462            --       (45,252)            --            --
         536,040       31,702            --        60,625             --            --
         264,388      (31,694)       (4,253)     (117,991)            --            --
         181,854      (63,335)   11,570,829    14,431,295    327,033,667     5,766,022
      (2,947,122)     (15,115)           --        21,196             --            --
        (136,174)       2,740            --         5,006             --            --
       1,503,739           --            --            --             --            --
       3,305,904           --            --            --             --            --
      (1,473,081)       6,996         2,243        50,342             --           (33)
    ------------   ----------   -----------   -----------   ------------   -----------
      (8,644,784)     273,618    15,984,335    32,271,138    564,663,800     9,493,343
    ------------   ----------   -----------   -----------   ------------   -----------
    $ 83,665,836   $4,229,015   $51,731,159   $42,851,657   $611,879,211   $10,263,016
    ============   ==========   ===========   ===========   ============   ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                           GROWTH &        EQUITY      AGGRESSIVE
                                                            INCOME         GROWTH        EQUITY
                                                         ------------   ------------   -----------
INVESTMENT INCOME (NOTE 2):
Interest income........................................  $    542,281   $  2,798,683   $   187,339
Securities lending income (net)........................       120,308        517,754        83,417
Dividend income........................................    19,598,532     23,943,252     2,103,310
Less: foreign withholding taxes........................       (57,498)      (230,565)      (17,764)
                                                         ------------   ------------   -----------
Total income...........................................    20,203,623     27,029,124     2,356,302
                                                         ------------   ------------   -----------
EXPENSES (NOTE 2):
Investment advisory fees...............................     6,951,959     15,649,351     2,893,873
Custody fees...........................................       268,010        438,759       101,985
Audit fees.............................................        33,204         37,980        28,001
Legal fees.............................................         7,219         16,014         2,341
Reports to shareholders................................        11,857         22,109         5,154
Other fees.............................................        48,244        100,337        21,111
                                                         ------------   ------------   -----------
Total expenses.........................................     7,320,493     16,264,550     3,052,465
Expenses reimbursed by the Advisor.....................            --             --       (46,094)
                                                         ------------   ------------   -----------
Net expenses...........................................     7,320,493     16,264,550     3,006,371
                                                         ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS)...........................    12,883,130     10,764,574      (650,069)
                                                         ------------   ------------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities...........................................    90,273,462    151,657,940    27,520,364
  Swap contracts.......................................            --             --            --
  Futures..............................................       126,420             --            --
  Written options......................................            --             --            --
  Foreign currency transactions........................            --            893            --
Change in net unrealized appreciation (depreciation)
  on:
  Securities...........................................    26,080,459    (62,370,923)   (3,115,975)
  Futures..............................................        27,131             --            --
  Written options......................................            --             --            --
  Short sales..........................................            --             --            --
  Swap contracts.......................................            --             --            --
  Foreign currency translations........................            87             15            --
                                                         ------------   ------------   -----------
Net realized and unrealized gains (losses) on
  investments..........................................   116,507,559     89,287,925    24,404,389
                                                         ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $129,390,689   $100,052,499   $23,754,320
                                                         ============   ============   ===========

                       See notes to financial statements.

            MID-CAP        MID-CAP       SMALL-CAP      SPECIAL       SMALL-CAP    INTERNATIONAL
             VALUE          GROWTH         VALUE         EQUITY        GROWTH         EQUITY
          ------------   ------------   -----------   ------------   -----------   -------------
          $  1,398,162   $    366,784   $   573,275   $  1,717,706   $   166,371   $  1,175,079
               102,487         79,893        70,393      1,062,342       183,022      1,204,108
            13,173,618        906,921     2,026,508     11,474,009       575,134     51,564,534
               (16,385)        (2,585)           --         (8,995)       (1,752)    (4,266,663)
          ------------   ------------   -----------   ------------   -----------   ------------
            14,657,882      1,351,013     2,670,176     14,245,062       922,775     49,677,058
          ------------   ------------   -----------   ------------   -----------   ------------
             5,255,372      2,197,122     1,958,558     10,061,755     1,316,369     14,074,761
               212,710         61,001        57,960        406,594       127,801      2,040,711
                26,168         24,536        24,354         34,542        24,120         41,733
                13,093          6,223         6,844         24,381        13,669         12,887
                22,761          2,534        20,403         58,095        71,100         16,282
                24,903         10,633         7,760         52,069        16,767         67,707
          ------------   ------------   -----------   ------------   -----------   ------------
             5,555,007      2,302,049     2,075,879     10,637,436     1,569,826     16,254,081
               (64,153)       (13,549)      (45,617)            --      (208,084)        (1,424)
          ------------   ------------   -----------   ------------   -----------   ------------
             5,490,854      2,288,500     2,030,262     10,637,436     1,361,742     16,252,657
          ------------   ------------   -----------   ------------   -----------   ------------
             9,167,028       (937,487)      639,914      3,607,626      (438,967)    33,424,401
          ------------   ------------   -----------   ------------   -----------   ------------
            62,499,240     15,761,237    20,567,140    138,381,086    (3,321,892)   212,988,414
                    --             --            --             --            --             --
                    --             --            --        303,934            --             --
                    --             --            --             --            --             --
                   234             --            --             --            --        617,122
            59,305,077    (10,452,049)   (1,285,523)    (3,739,450)   14,657,485    209,750,250
                    --             --            --        103,313            --             --
                    --             --            --             --            --             --
                    --             --            --             --            --             --
                    --             --            --             --            --             --
                    --             --            --              6            --         57,605
          ------------   ------------   -----------   ------------   -----------   ------------
           121,804,551      5,309,188    19,281,617    135,048,889    11,335,593    423,413,391
          ------------   ------------   -----------   ------------   -----------   ------------
          $130,971,579   $  4,371,701   $19,921,531   $138,656,515   $10,896,626   $456,837,792
          ============   ============   ===========   ============   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                         HIGH        INTERMEDIATE
                                                        MONEY           QUALITY       GOVERNMENT
                                                       MARKET            BOND            BOND
                                                   ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).....................  $    42,013,106   $  32,679,639   $   8,427,753
Net realized gains (losses) on transactions from:
  Securities.....................................            3,069      (3,537,144)     (4,284,109)
  Swap contracts.................................               --              --              --
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Foreign currency transactions..................               --              --              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.....................................               --       5,974,556       1,003,748
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Short sales....................................               --              --              --
  Swap contracts.................................               --              --              --
  Foreign currency translations..................               --              --              --
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from operations................................       42,016,175      35,117,051       5,147,392
                                                   ---------------   -------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions....................................    3,826,219,117     473,191,503      61,946,831
Withdrawals......................................   (3,708,071,941)   (479,084,534)   (177,519,578)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests......................................      118,147,176      (5,893,031)   (115,572,747)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets............      160,163,351      29,224,020    (110,425,355)
NET ASSETS:
Beginning of year................................      765,777,258     788,399,166     261,106,523
                                                   ---------------   -------------   -------------
End of year......................................  $   925,940,609   $ 817,623,186   $ 150,681,168
                                                   ===============   =============   =============

                       See notes to financial statements.

                              TOTAL
               CORE           RETURN       HIGH YIELD                        VALUE &
               BOND            BOND           BOND          BALANCED          INCOME          VALUE
          --------------   ------------   -------------   -------------   --------------   ------------

          $   92,310,620   $  3,955,397   $  35,746,824   $  10,580,519   $   47,215,411   $    769,673

             (15,300,239)       326,862       4,415,516      17,865,917      237,630,133      3,727,354
              (2,724,944)            --              --              --               --             --
               8,144,851         15,462              --         (45,252)              --             --
                 536,040         31,702              --          60,625               --             --
                 264,388        (31,694)         (4,253)       (117,991)              --             --

                 181,854        (63,335)     11,570,829      14,431,295      327,033,667      5,766,022
              (2,947,122)       (15,115)             --          21,196               --             --
                (136,174)         2,740              --           5,006               --             --
               1,503,739             --              --              --               --             --
               3,305,904             --              --              --               --             --
              (1,473,081)         6,996           2,243          50,342               --            (33)
          --------------   ------------   -------------   -------------   --------------   ------------

              83,665,836      4,229,015      51,731,159      42,851,657      611,879,211     10,263,016
          --------------   ------------   -------------   -------------   --------------   ------------

             642,373,668     97,088,124     179,319,765      89,543,901      898,961,139     71,879,254
            (701,111,090)   (50,753,571)   (144,748,123)   (161,494,412)    (989,956,921)   (15,997,876)
          --------------   ------------   -------------   -------------   --------------   ------------

             (58,737,422)    46,334,553      34,571,642     (71,950,511)     (90,995,782)    55,881,378
          --------------   ------------   -------------   -------------   --------------   ------------
              24,928,414     50,563,568      86,302,801     (29,098,854)     520,883,429     66,144,394

           2,052,893,035     70,072,859     416,027,255     410,747,655    3,018,060,297     35,138,512
          --------------   ------------   -------------   -------------   --------------   ------------
          $2,077,821,449   $120,636,427   $ 502,330,056   $ 381,648,801   $3,538,943,726   $101,282,906
          ==============   ============   =============   =============   ==============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                       GROWTH &          EQUITY        AGGRESSIVE
                                                        INCOME           GROWTH          EQUITY
                                                    --------------   --------------   -------------
FROM OPERATIONS:
Net investment income (loss)......................  $   12,883,130   $   10,764,574   $    (650,069)
Net realized gains (losses) on transactions from:
  Securities......................................      90,273,462      151,657,940      27,520,364
  Swap contracts..................................              --               --              --
  Futures.........................................         126,420               --              --
  Written options.................................              --               --              --
  Foreign currency transactions...................              --              893              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities......................................      26,080,459      (62,370,923)     (3,115,975)
  Futures.........................................          27,131               --              --
  Written options.................................              --               --              --
  Short sales.....................................              --               --              --
  Swap contracts..................................              --               --              --
  Foreign currency translations...................              87               15              --
                                                    --------------   --------------   -------------
Net increase (decrease) in net assets resulting
  from operations.................................     129,390,689      100,052,499      23,754,320
                                                    --------------   --------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions.....................................     289,738,820      619,135,082     140,452,458
In-Kind Transfer (Note 2O)........................              --               --              --
Withdrawals.......................................    (438,868,133)    (779,652,186)   (163,667,930)
                                                    --------------   --------------   -------------
Net increase (decrease) in net assets resulting
  from
  transactions in investors' beneficial
  interests.......................................    (149,129,313)    (160,517,104)    (23,215,472)
                                                    --------------   --------------   -------------
Net increase (decrease) in net assets.............     (19,738,624)     (60,464,605)        538,848
NET ASSETS:
Beginning of year.................................   1,178,758,869    2,587,382,061     382,129,060
                                                    --------------   --------------   -------------
End of year.......................................  $1,159,020,245   $2,526,917,456   $ 382,667,908
                                                    ==============   ==============   =============

                       See notes to financial statements.

             MID-CAP         MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP     INTERNATIONAL
              VALUE          GROWTH          VALUE           EQUITY          GROWTH          EQUITY
          -------------   -------------   ------------   --------------   ------------   --------------
          $   9,167,028   $    (937,487)  $    639,914   $    3,607,626   $   (438,967)  $   33,424,401
             62,499,240      15,761,237     20,567,140      138,381,086     (3,321,892)     212,988,414
                     --              --             --               --             --               --
                     --              --             --          303,934             --               --
                     --              --             --               --             --               --
                    234              --             --               --             --          617,122
             59,305,077     (10,452,049)    (1,285,523)      (3,739,450)    14,657,485      209,750,250
                     --              --             --          103,313             --               --
                     --              --             --               --             --               --
                     --              --             --               --             --               --
                     --              --             --               --             --               --
                     --              --             --                6             --           57,605
          -------------   -------------   ------------   --------------   ------------   --------------
                              4,371,701     19,921,531      138,656,515     10,896,626      456,837,792
            130,971,579
          -------------   -------------   ------------   --------------   ------------   --------------
            367,313,600     128,657,239     73,958,616      448,521,133     56,928,632      652,020,924
                     --              --             --      (80,105,926)            --               --
           (202,842,512)   (106,070,321)   (76,312,650)    (592,187,172)   (45,725,788)    (729,492,392)
          -------------   -------------   ------------   --------------   ------------   --------------
                             22,586,918     (2,354,034)    (223,771,965)    11,202,844      (77,471,468)
            164,471,088
          -------------   -------------   ------------   --------------   ------------   --------------
            295,442,667      26,958,619     17,567,497      (85,115,450)    22,099,470      379,366,324
            641,531,538     282,950,442    218,749,221    1,296,671,909    132,903,534    1,721,786,149
          -------------   -------------   ------------   --------------   ------------   --------------
          $ 936,974,205   $ 309,909,061   $236,316,718   $1,211,556,459   $155,003,004   $2,101,152,473
          =============   =============   ============   ==============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                         HIGH        INTERMEDIATE
                                                        MONEY           QUALITY       GOVERNMENT
                                                       MARKET            BOND            BOND
                                                   ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).....................  $    24,112,234   $  24,280,048   $   8,765,600
Net realized gains (losses) on transactions from:
  Securities.....................................           (1,321)     (3,873,615)     (4,498,062)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Foreign currency transactions..................               --              --              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.....................................               --      (5,794,902)       (713,722)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Short sales....................................               --              --              --
  Foreign currency translations..................               --              --              --
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from operations................................       24,110,913      14,611,531       3,553,816
                                                   ---------------   -------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
  Contributions..................................    3,000,861,945     394,658,991     134,271,687
  Withdrawals....................................   (3,068,547,985)   (311,465,734)   (133,221,631)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests......................................      (67,686,040)     83,193,257       1,050,056
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets............      (43,575,127)     97,804,788       4,603,872
NET ASSETS:
Beginning of year................................      809,352,385     690,594,378     256,502,651
                                                   ---------------   -------------   -------------
End of year......................................  $   765,777,258   $ 788,399,166   $ 261,106,523
                                                   ===============   =============   =============

---------------

(1) Commencement of Operations, May 6, 2005.

                       See notes to financial statements.

                              TOTAL
               CORE          RETURN                        VALUE &                        GROWTH &
               BOND          BOND(1)       BALANCED         INCOME        VALUE(1)         INCOME
          --------------   -----------   ------------   --------------   -----------   --------------

          $   73,863,332   $ 1,586,790   $  9,237,946   $   39,423,154   $   156,224   $   10,673,040

              (6,477,165)     (410,160)    25,146,537      256,256,688       262,769       61,012,020
               2,212,048        38,572        520,728               --            --          (61,117)
                 864,930        28,041        104,520               --            --               --
              (6,020,058)      112,407       (155,938)              --            --             (187)

             (26,483,597)      (26,456)   (13,066,904)    (101,548,512)      580,304        6,508,944
                 470,718        13,410       (125,867)              --            --          (23,415)
                 116,440            --             --               --            --               --
                (878,427)           --        (31,741)              --            --               --
               5,644,968         2,388        504,647               --            --             (711)
          --------------   -----------   ------------   --------------   -----------   --------------

              43,313,189     1,344,992     22,133,928      194,131,330       999,297       78,108,574
          --------------   -----------   ------------   --------------   -----------   --------------

             746,674,137    95,063,361    126,239,193      844,155,946    46,721,034      276,213,786
            (392,462,176)  (26,335,494)  (157,352,155)    (725,690,301)  (12,581,819)    (311,511,925)
          --------------   -----------   ------------   --------------   -----------   --------------

             354,211,961    68,727,867    (31,112,962)     118,465,645    34,139,215      (35,298,139)
          --------------   -----------   ------------   --------------   -----------   --------------
             397,525,150    70,072,859     (8,979,034)     312,596,975    35,138,512       42,810,435

           1,655,367,885            --    419,726,689    2,705,463,322            --    1,135,948,434
          --------------   -----------   ------------   --------------   -----------   --------------
          $2,052,893,035   $70,072,859   $410,747,655   $3,018,060,297   $35,138,512   $1,178,758,869
          ==============   ===========   ============   ==============   ===========   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         EQUITY          MID-CAP        MID-CAP
                                                         GROWTH           VALUE          GROWTH
                                                     --------------   -------------   ------------
FROM OPERATIONS:
Net investment income (loss).......................  $    8,012,738   $   6,538,965   $   (872,544)
Net realized gains (losses) on transactions from:
  Securities.......................................     106,473,301      58,473,413     16,182,706
  Futures..........................................              --              --             --
  Foreign currency transactions....................              --              --             --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.......................................      60,565,829     (13,904,553)    17,077,446
  Futures..........................................              --              --             --
  Written options..................................              --              --             --
  Foreign currency translations....................            (108)             --             --
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from operations..................................     175,051,760      51,107,825     32,387,608
                                                     --------------   -------------   ------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
  Contributions....................................     722,199,519     288,221,115    101,501,469
  Withdrawals......................................    (600,429,165)   (112,508,081)   (61,039,507)
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests........................................     121,770,354     175,713,034     40,461,962
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets..............     296,822,114     226,820,859     72,849,570
NET ASSETS:
Beginning of year..................................   2,290,559,947     414,710,679    210,100,872
                                                     --------------   -------------   ------------
End of year........................................  $2,587,382,061   $ 641,531,538   $282,950,442
                                                     ==============   =============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE      HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH         EQUITY           BOND           EQUITY
          ------------   --------------   ------------   -------------   ------------   --------------

          $    196,879   $    1,169,845   $   (483,033)  $    (523,061)  $ 29,366,845   $   30,549,125

            10,466,324      150,782,575     17,043,638      25,848,657      2,376,419       79,654,574
                    --          180,475             --              --             --               --
                    --             (347)            --              --         88,320       (1,029,821)

           (18,234,057)     (26,525,774)   (14,455,154)      4,064,836    (18,982,146)      64,809,780
                    --         (137,225)            --              --             --               --
                    --               --             --              --             --               --
                    --              122             --              --             31         (260,276)
          ------------   --------------   ------------   -------------   ------------   --------------

            (7,570,854)     125,469,671      2,105,451      29,390,432     12,849,469      173,723,382
          ------------   --------------   ------------   -------------   ------------   --------------

            95,676,461      417,698,258     55,270,954     136,961,726    141,534,891      506,290,794
           (42,092,335)    (474,026,762)   (32,902,023)   (181,949,965)   (90,129,641)    (359,845,971)
          ------------   --------------   ------------   -------------   ------------   --------------

            53,584,126      (56,328,504)    22,368,931     (44,988,239)    51,405,250      146,444,823
          ------------   --------------   ------------   -------------   ------------   --------------
            46,013,272       69,141,167     24,474,382     (15,597,807)    64,254,719      320,168,205

           172,735,949    1,227,530,742    108,429,152     397,726,867    351,772,536    1,401,617,944
          ------------   --------------   ------------   -------------   ------------   --------------
          $218,749,221   $1,296,671,909   $132,903,534   $ 382,129,060   $416,027,255   $1,721,786,149
          ============   ==============   ============   =============   ============   ==============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
               COMMERCIAL PAPER -- 44.4%
$ 24,200,000   Abbey National NA LLC,
                 5.24%, 03/19/07.............  $ 23,921,992
  35,920,000   Bank of America Corp.,
                 5.25%, 01/31/07.............    35,752,373
  34,610,000   Barclays US Funding LLC,
                 5.25%, 02/12/07.............    34,387,919
  16,920,000   Chariot Funding LLC -- 144A,
                 5.33%, 01/16/07.............    16,877,413
  17,910,000   Chariot Funding LLC -- 144A,
                 5.30%, 01/30/07.............    17,828,261
  33,420,000   Ciesco LLC -- 144A,
                 5.26%, 01/26/07.............    33,288,283
  37,660,000   Citigroup Funding, Inc.,
                 5.25%, 02/22/07.............    37,363,427
  29,860,000   HBOS Treasury Services PLC,
                 5.22%, 03/09/07.............    29,561,251
  21,400,000   ING (US) Funding LLC,
                 5.24%, 01/16/07.............    21,347,098
  36,280,000   JPMorgan Chase & Company,
                 5.23%, 03/13/07.............    35,895,241
  25,687,000   Jupiter Securitization Corp. -- 144A,
                 5.24%, 03/05/07.............    25,444,204
  16,210,000   Old Line Funding
                 Corp. -- 144A,
                 5.25%, 01/10/07.............    16,183,997
  37,150,000   Sheffield Receivables -- 144A,
                 5.28%, 01/10/07.............    37,090,121
  19,360,000   The Bear Stearns Companies,
                 Inc.,
                 5.24%, 02/28/07.............    19,190,923
  17,990,000   The Bear Stearns Companies,
                 Inc.,
                 5.25%, 02/28/07.............    17,832,587
   8,910,000   Windmill Funding
                 Corp. -- 144A,
                 5.26%, 01/25/07.............     8,876,152
                                               ------------
               TOTAL COMMERCIAL PAPER (Cost
                 $410,841,242)...............   410,841,242
                                               ------------
               YANKEE CERTIFICATES OF DEPOSIT -- 15.5%
  24,880,000   Bank of Montreal,
                 5.31%, 01/22/07.............    24,880,000
  34,670,000   Calyon NY Branch,
                 5.34%, 05/04/07.............    34,670,000
  21,180,000   Royal Bank of Canada,
                 5.30%, 04/05/07.............    21,180,000
  36,700,000   Societe Generale NY Branch,
                 5.30%, 02/01/07.............    36,700,000
  26,370,000   UBS AG Stamford Branch,
                 5.31%, 01/05/07.............    26,370,000
                                               ------------
               TOTAL YANKEE CERTIFICATES OF
                 DEPOSIT (Cost
                 $143,800,000)...............   143,800,000
                                               ------------
               MEDIUM TERM CORPORATE NOTES -- 1.5%
  13,660,000   Greenwich Capital Holdings
                 FSG, Variable Rate,
                 5.29%, 02/13/07(1) (Cost
                 $13,660,000)................    13,660,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
               SHORT TERM US GOVERNMENT AGENCY
                 SECURITIES -- 6.5%
               FEDERAL HOME LOAN BANK -- 2.8%
$ 26,210,000   5.41%, 12/28/07...............  $ 26,210,000
                                               ------------
               FREDDIE MAC -- 3.7%
  33,900,000   4.93%, 01/18/07...............    33,811,795
                                               ------------
               TOTAL SHORT TERM US GOVERNMENT
                 AGENCY SECURITIES
                 (Cost $60,021,795)..........    60,021,795
                                               ------------
               SHORT TERM CORPORATE NOTES -- 15.9%
   5,790,000   American Express Bank FSB,
                 Variable Rate,
                 5.43%, 11/21/07(1)..........     5,795,724
  16,900,000   American Express Credit,
                 Series MTNB, Variable Rate,
                 5.45%, 04/05/07(1)..........    16,900,000
  10,440,000   Canadian Imperial Bank of
                 Commerce NY, Variable Rate,
                 5.33%, 09/21/07(1)..........    10,440,000
  34,000,000   Goldman Sachs Group LP -- 144A,
                 Series MTN, Variable Rate,
                 5.47%, 09/14/07(1)..........    34,036,888
  32,730,000   HSBC Finance Corp., Series
                 MTN, Variable Rate,
                 5.41%, 06/01/07(1)..........    32,741,360
  14,000,000   Merrill Lynch & Company, Inc.,
                 Series MNT5, Variable Rate,
                 5.60%, 02/07/07(1)..........    14,000,000
  33,850,000   Morgan Stanley, Variable Rate,
                 5.38%, 02/02/07(1)..........    33,850,000
                                               ------------
               TOTAL SHORT TERM CORPORATE
                 NOTES (Cost $147,763,972)...   147,763,972
                                               ------------
               TOTAL SECURITIES (Cost
                 $776,087,009)...............   776,087,009
                                               ------------
               REPURCHASE AGREEMENTS -- 15.9%
  18,000,000   With Barclays Bank Agency
                 Mortgage, dated 12/29/06,
                 5.30%, due 01/02/07,
                 repurchase proceeds at
                 maturity $18,010,600
                 (Collateralized by Federal
                 Home Loan Bank, 5.19%, due
                 06/18/08, with a value of
                 $18,363,335)................    18,000,000
  27,640,000   With Credit Suisse Agency
                 Mortgage, dated 12/29/06,
                 5.32%, due 01/02/07,
                 repurchase proceeds at
                 maturity $27,656,338
                 (Collateralized by various
                 Fannie Maes, 4.00%-6.50%,
                 due 07/01/19-12/01/36, with
                 a total value of $28,194,059
                 and Freddie Mac Gold, 9.00%,
                 due 03/17/08, with a value
                 of $736)....................    27,640,000

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
               REPURCHASE AGREEMENTS (CONTINUED)
$     56,245   With Investors Bank & Trust,
                 dated 12/29/06, 4.76%, due
                 01/02/07, repurchase
                 proceeds at maturity $56,275
                 (Collateralized by Small
                 Business Administration,
                 8.25%, due 09/25/28, with a
                 value of $59,058)...........  $     56,245
 101,810,000   With Warburg Dillon Reed,
                 dated 12/29/06, 5.31%, due
                 01/02/07, repurchase
                 proceeds at maturity
                 $101,870,068 (Collateralized
                 by various Fannie Maes,
                 5.50%-6.50%, due
                 10/01/08-10/01/36, with a
                 total value of $97,290,347
                 and Freddie Mac Gold, 5.50%,
                 due 06/01/36, with a value
                 of $6,556,116)..............   101,810,000
                                               ------------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $147,506,245).........   147,506,245
                                               ------------
               Total Investments -- 99.7%
                 (Cost $923,593,254).........   923,593,254
               Other assets less
                 liabilities -- 0.3%.........     2,347,355
                                               ------------
               NET ASSETS -- 100.0%..........  $925,940,609
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $923,593,254.
---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 2.4%
              US TREASURY NOTES
$10,000,000   4.88%, 05/31/08(8).............  $  9,998,440
  9,500,000   5.00%, 07/31/08(8).............     9,518,563
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $19,508,234)...........    19,517,003
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 19.3%
              ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 12.6%
  5,400,000   Fannie Mae, Series 2003-32,
                Class PE,
                4.00%, 03/25/26..............     5,280,536
  1,674,851   Fannie Mae, Series 2003-34,
                Class GT,
                4.00%, 01/25/27..............     1,649,646
  1,405,456   Fannie Mae, Series 2003-46,
                Class PQ,
                3.00%, 06/25/19..............     1,399,333
  2,550,000   Fannie Mae, Series 2003-62,
                Class OD,
                3.50%, 04/25/26..............     2,456,761
  1,596,505   Fannie Mae, Series 2003-63,
                Class GU,
                4.00%, 07/25/33..............     1,571,369
  1,044,409   Fannie Mae, Series 2003-67,
                Class GL,
                3.00%, 01/25/25..............     1,021,243
  5,392,013   Fannie Mae, Series 2003-69,
                Class GJ,
                3.50%, 12/25/31..............     5,121,996
  3,819,569   Fannie Mae, Series 2003-92,
                Class KQ,
                3.50%, 06/25/23..............     3,747,167
  1,143,622   Fannie Mae, Series 2004-21,
                Class QA,
                4.00%, 11/25/17..............     1,136,789
  2,974,914   Fannie Mae, Series 2004-70,
                Class DN,
                4.00%, 12/25/29..............     2,856,360
  5,547,799   Fannie Mae, Series 2004-80,
                Class LG,
                4.00%, 10/25/16..............     5,418,061
  6,621,529   Federal Home Loan Bank, Series
                00-0582, Class H,
                4.75%, 10/25/10..............     6,577,694
  4,657,848   Federal Home Loan Bank, Series
                1Y-9009, Class A,
                4.06%, 08/25/09..............     4,531,213
  2,415,300   Federal Home Loan Bank, Series
                3Q-9009, Class 1,
                3.92%, 09/25/09..............     2,349,109
  8,228,486   Freddie Mac, Series 2416, Class
                PE,
                6.00%, 10/15/21..............     8,320,982
  1,216,040   Freddie Mac, Series 2454, Class
                BG,
                6.50%, 08/15/31..............     1,224,807

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              ASSET BACKED: MORTGAGE AND HOME EQUITY
                (CONTINUED)
$ 2,236,039   Freddie Mac, Series 2614, Class
                JA,
                3.76%, 03/15/29..............  $  2,144,523
  5,820,982   Freddie Mac, Series 2625, Class
                JD,
                3.25%, 07/15/17..............     5,487,983
  5,202,571   Freddie Mac, Series 2627, Class
                KP,
                2.87%, 12/15/16..............     4,901,504
  5,982,138   Freddie Mac, Series 2630, Class
                HC,
                4.00%, 01/15/17..............     5,797,149
  5,800,000   Freddie Mac, Series 2631, Class
                CD,
                4.00%, 10/15/26..............     5,630,305
  5,980,713   Freddie Mac, Series 2637,
                Class A,
                3.38%, 03/15/18..............     5,625,746
  4,592,442   Freddie Mac, Series 2672, Class
                HA,
                4.00%, 09/15/16..............     4,444,250
  2,483,811   Freddie Mac, Series 2760, Class
                EA,
                4.50%, 04/15/13..............     2,465,057
  2,057,812   Freddie Mac, Series 2782, Class
                HE,
                4.00%, 09/15/17..............     1,981,826
  4,634,447   Freddie Mac, Series 3056, Class
                AP,
                5.50%, 01/15/27..............     4,646,755
  5,650,000   Government National Mortgage
                Association, Series 2006-67,
                Class A,
                3.95%, 11/16/30..............     5,508,753
                                               ------------
                                                103,296,917
                                               ------------
              ASSET BACKED: US GOVERNMENT AGENCIES -- 0.6%
  5,000,000   Student Loan Marketing
                Association Student Loan
                Trust -- 144A, Series 2003-4,
                Class A5B,
                3.39%, 03/15/33..............     4,836,325
                                               ------------
              FANNIE MAE -- 3.0%
  7,000,000   3.00%, 03/02/07................     6,975,177
  3,800,000   5.00%, 09/15/08................     3,797,306
    700,586   PL# 254062, 6.00%, 10/01/11....       706,807
  1,670,129   PL# 254754, 4.50%, 05/01/10....     1,643,368
  2,438,903   PL# 254758, 4.50%, 06/01/13....     2,390,316
  1,221,393   PL# 254805, 5.00%, 06/01/13....     1,211,311
  2,350,065   PL# 254807, 5.00%, 07/01/13....     2,330,664
    612,106   PL# 323743, 5.00%, 04/01/14....       605,717
    349,999   PL# 429168, 6.00%, 05/01/13....       355,576
    189,128   PL# 50903, 6.00%, 09/01/08.....       189,625
    261,911   PL# 50973, 6.00%, 01/01/09.....       262,600
    372,572   PL# 517699, 6.00%, 07/01/14....       378,454

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 1,141,735   PL# 545038, 6.00%, 09/01/14....  $  1,159,637
  2,649,752   PL# 555154, 5.50%, 12/01/22....     2,638,466
    134,664   PL# 609771, 6.00%, 09/01/08....       135,037
                                               ------------
                                                 24,780,061
                                               ------------
              FEDERAL HOME LOAN BANK -- 1.5%
  7,500,000   4.00%, 04/25/07................     7,472,820
  4,883,950   Series 6T-9009,
                3.84%, 11/25/09..............     4,724,398
                                               ------------
                                                 12,197,218
                                               ------------
              FREDDIE MAC -- 0.6%
  4,555,000   4.25%, 02/28/07................     4,548,468
                                               ------------
              FREDDIE MAC GOLD -- 0.8%
    137,124   PL# E00532, 6.50%, 02/01/13....       140,270
    238,871   PL# E00542, 6.50%, 04/01/13....       244,374
    648,278   PL# E00676, 5.50%, 06/01/14....       650,797
    990,704   PL# E89557, 5.50%, 04/01/17....       992,698
  3,471,186   PL# G40426, 5.50%, 03/01/11....     3,496,215
    808,486   PL# M90802, 4.00%, 03/01/08....       798,840
                                               ------------
                                                  6,323,194
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.2%
  1,840,044   PL# 436708, 5.75%, 12/15/22....     1,857,248
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $160,257,557)..........   157,839,431
                                               ------------
              CORPORATE BONDS AND NOTES -- 76.3%
              BANKS -- 8.7%
  5,000,000   American Express Bank FSB,
                Series BKNT, Floating Rate,
                5.41%, 06/22/09(3)...........     5,004,160
  4,700,000   American Express Centurion
                Bank, Series BKNT,
                4.38%, 07/30/09..............     4,618,403
  4,330,000   Bank of America Corp.,
                7.13%, 03/01/09..............     4,491,002
  1,375,000   Bank of America Corp.,
                7.80%, 02/15/10..............     1,477,526
  6,000,000   Bank of Montreal-Chicago,
                7.80%, 04/01/07..............     6,031,464
  4,600,000   Bank of Scotland -- 144A
                (United Kingdom),
                3.50%, 11/30/07..............     4,525,558
 13,100,000   Bank One Corp.,
                2.63%, 06/30/08..............    12,601,898
  2,650,000   BankBoston NA, Series BKNT,
                6.38%, 04/15/08..............     2,684,636
  2,000,000   HBOS Treasury Services PLC --
                144A (United Kingdom),
                3.75%, 09/30/08..............     1,948,422

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$ 3,025,000   National City Bank, Series
                BKNT,
                4.25%, 01/29/10..............  $  2,931,192
  3,630,000   US Bank NA, Series BKNT,
                4.13%, 03/17/08..............     3,572,675
  3,125,000   Wachovia Corp.,
                5.63%, 12/15/08..............     3,141,734
  7,000,000   Wachovia Corp., Floating Rate,
                5.44%, 07/20/07(3)...........     7,006,384
  3,000,000   Wells Fargo & Company,
                4.20%, 01/15/10..............     2,924,640
  8,500,000   Wells Fargo & Company, Floating
                Rate,
                5.43%, 03/23/10(2)...........     8,513,235
                                               ------------
                                                 71,472,929
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 1.3%
  6,675,000   International Lease Finance
                Corp.,
                6.38%, 03/15/09..............     6,822,217
  4,000,000   International Lease Finance
                Corp.,
                4.75%, 07/01/09..............     3,953,412
                                               ------------
                                                 10,775,629
                                               ------------
              FINANCIAL SERVICES -- 8.7%
  2,050,000   Caterpillar Financial Services
                Corp., Series MTND,
                9.50%, 02/06/07..............     2,054,395
  2,900,000   Caterpillar Financial Services
                Corp., Series MTNF,
                3.10%, 05/15/07..............     2,876,063
  5,000,000   Citigroup, Inc.,
                3.50%, 02/01/08..............     4,911,305
  8,472,000   Citigroup, Inc.,
                4.63%, 08/03/10..............     8,327,060
  8,155,000   Credit Suisse First Boston USA,
                Inc.,
                4.70%, 06/01/09..............     8,078,017
  1,000,000   General Electric Capital Corp.,
                Series MTNA,
                8.70%, 03/01/07..............     1,004,968
  2,500,000   General Electric Capital Corp.,
                Series MTNA,
                4.00%, 06/15/09..............     2,435,588
  1,500,000   Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............     1,469,264
  8,000,000   Goldman Sachs Group, Inc.,
                Series MTNB, Floating Rate,
                5.77%, 10/07/11(2)...........     8,092,224
  8,060,000   Lehman Brothers Holdings, Inc.,
                7.00%, 02/01/08..............     8,198,341
  2,750,000   Lehman Brothers Holdings, Inc.,
                Series MTNG,
                3.95%, 11/10/09..............     2,659,954
  7,775,000   Merrill Lynch & Company, Inc.,
                Series MTNC,
                4.83%, 10/27/08..............     7,728,622

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 6,000,000   Merrill Lynch & Company, Inc.,
                Series MTNC,
                4.13%, 01/15/09..............  $  5,882,046
  2,425,000   Morgan Stanley,
                3.63%, 04/01/08..............     2,376,641
  2,354,000   Morgan Stanley,
                3.88%, 01/15/09..............     2,296,612
  2,750,000   The Bear Stearns Companies,
                Inc.,
                2.88%, 07/02/08..............     2,657,804
                                               ------------
                                                 71,048,904
                                               ------------
              INSURANCE -- 2.5%
 10,000,000   MetLife Global Funding
                I -- 144A, Series MTN,
                5.75%, 07/25/11..............    10,199,770
  2,500,000   New York Life Global
                Funding -- 144A,
                3.88%, 01/15/09..............     2,433,953
  5,000,000   New York Life Global Funding --
                144A, Floating Rate,
                5.43%, 02/26/07(2)...........     5,001,225
  2,785,000   Prudential Financial, Inc.,
                Series MTN,
                3.75%, 05/01/08..............     2,720,034
                                               ------------
                                                 20,354,982
                                               ------------
              MACHINERY -- 0.3%
  2,000,000   Caterpillar, Inc.,
                7.25%, 09/15/09..............     2,101,170
                                               ------------
              MANUFACTURING -- 0.6%
  4,700,000   Siemens Financiering NV -- 144A
                (the Netherlands), Floating
                Rate,
                5.42%, 08/14/09(2)...........     4,703,520
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.6%
  2,525,000   Abbott Laboratories,
                3.50%, 02/17/09..............     2,444,644
  2,500,000   Abbott Laboratories,
                5.38%, 05/15/09..............     2,516,215
                                               ------------
                                                  4,960,859
                                               ------------
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES, AUTOMOTIVE EQUIPMENT AND
                REPAIRS -- 14.8%
  4,500,000   Bay View Auto Trust, Series
                2005-LJ1, Class A4,
                4.09%, 05/25/12..............     4,408,001
  2,500,000   BMW Vehicle Owner Trust, Series
                2006-A, Class A4,
                5.07%, 08/25/11..............     2,494,207
  3,000,000   Capital Auto Receivables Asset
                Trust, Series 2005-1, Class
                A4,
                4.05%, 07/15/09..............     2,980,921
  2,669,033   Capital One Auto Finance Trust,
                Series 2005-A, Class A3,
                4.28%, 07/15/09..............     2,660,471

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES, AUTOMOTIVE EQUIPMENT AND REPAIRS
                (CONTINUED)
$ 2,000,000   Capital One Auto Finance Trust,
                Series 2005-BSS, Class A3,
                4.08%, 11/15/09..............  $  1,991,091
  1,962,802   Capital One Auto Finance Trust,
                Series 2005-C, Class A3,
                4.61%, 07/15/10..............     1,955,984
  3,500,000   Capital One Prime Auto
                Receivables Trust, Series
                2004-3, Class A4,
                3.69%, 06/15/10..............     3,429,904
  3,149,387   Capital One Prime Auto
                Receivables Trust, Series
                2006-1, Class A2,
                5.04%, 11/15/08..............     3,148,785
  4,500,000   Carmax Auto Owner Trust, Series
                2004-2, Class A4,
                3.46%, 09/15/11..............     4,406,917
  3,100,000   Carmax Auto Owner Trust, Series
                2005-2, Class A4,
                4.34%, 09/15/10..............     3,051,382
    696,082   Chase Manhattan Auto Owner
                Trust, Series 2004-A, Class
                CTFS,
                2.58%, 09/15/10..............       681,880
  3,500,000   Chase Manhattan Auto Owner
                Trust, Series 2005-A, Class
                CTFS,
                4.04%, 04/15/11..............     3,457,069
  2,000,000   Chase Manhattan Auto Owner
                Trust, Series 2006-A, Class
                A4,
                5.36%, 01/15/13..............     2,012,181
  2,500,000   Chase Manhattan Auto Owner
                Trust, Series 2006-A, Class
                CTFS,
                5.47%, 01/15/13..............     2,509,377
  3,200,000   Chase Manhattan Auto Owner
                Trust, Series 2006-B, Class
                A4,
                5.11%, 04/15/14..............     3,207,717
  7,500,000   Fifth Third Auto Trust, Series
                2004-A, Class A4,
                3.70%, 10/20/11..............     7,401,262
  2,250,000   Ford Credit Auto Owner Trust,
                Series 2005-B, Class B,
                4.64%, 04/15/10..............     2,232,630
  1,000,000   Ford Credit Auto Owner Trust,
                Series 2005-B, Class C,
                4.83%, 08/15/10..............       995,067
  2,400,000   Ford Credit Auto Owner Trust,
                Series 2005-C, Class A3,
                4.30%, 08/15/09..............     2,380,373
  3,600,000   Ford Credit Auto Owner Trust,
                Series 2005-C, Class B,
                4.52%, 09/15/10..............     3,550,900
  4,348,597   Ford Credit Auto Owner Trust,
                Series 2006-A, Class A2A,
                5.04%, 09/15/08..............     4,347,192

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES, AUTOMOTIVE EQUIPMENT AND REPAIRS
                (CONTINUED)
$ 1,722,067   Franklin Auto Trust, Series
                2003-1, Class A4,
                2.27%, 05/20/11..............  $  1,704,086
    526,974   Franklin Auto Trust, Series
                2004-1, Class A2,
                3.57%, 03/16/09..............       526,072
  2,439,591   Harley-Davidson Motorcycle
                Trust, Series 2004-1, Class
                A2,
                2.53%, 11/15/11..............     2,381,583
  5,000,000   Hertz Vehicle Financing LLC --
                144A, Series 2005-2A, Class
                A2,
                4.93%, 02/25/10..............     4,973,738
  2,000,000   Hertz Vehicle Financing LLC --
                144A, Series 2005-2A, Class
                A4,
                5.01%, 02/25/11..............     1,993,558
  4,500,000   Honda Auto Receivables Owner
                Trust, Series 2006-1, Class
                A3,
                5.07%, 02/18/10..............     4,494,931
  3,000,000   Hyundai Auto Receivables Trust,
                Series 2006-B, Class B,
                5.19%, 05/15/13..............     3,001,698
  3,500,000   Long Beach Auto Receivables
                Trust, Series 2005-B, Class
                A3,
                4.41%, 05/15/10..............     3,476,842
  1,686,778   Long Beach Auto Receivables
                Trust, Series 2006-A, Class
                A2,
                5.36%, 11/15/09..............     1,687,769
    116,828   National City Auto Receivables
                Trust, Series 2004-A, Class
                A3,
                2.11%, 07/15/08..............       116,750
  4,000,000   Nissan Auto Receivables Owner
                Trust, Series 2006-B, Class
                A2,
                5.18%, 08/15/08..............     4,000,398
  3,250,000   Onyx Acceptance Owner Trust,
                Series 2005-A, Class A4,
                3.91%, 09/15/11..............     3,195,028
  9,600,000   Susquehanna Auto Lease Trust --
                144A, Series 2005-1, Class
                A3,
                4.43%, 06/16/08..............     9,539,825
  2,000,000   Susquehanna Auto Lease Trust --
                144A, Series 2005-1, Class B,
                4.71%, 07/14/08..............     1,984,700
  3,000,000   Susquehanna Auto Lease Trust --
                144A, Series 2005-1, Class C,
                5.09%, 11/14/08..............     2,974,643
  3,500,458   WFS Financial Owner Trust,
                Series 2004-1, Class A4,
                2.81%, 08/22/11..............     3,443,358
  4,419,084   World Omni Auto Receivables
                Trust, Series 2006-A, Class
                A2,
                5.05%, 10/15/08..............     4,419,369
  4,550,000   World Omni Auto Receivables
                Trust, Series 2006-B, Class
                A4,
                5.12%, 06/15/12..............     4,556,552
                                               ------------
                                                121,774,211
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: CREDIT CARDS -- 5.3%
$ 8,000,000   Cabela's Master Credit Card
                Trust -- 144A, Series
                2006-3A, Class A1,
                5.26%, 10/15/14..............  $  8,061,250
  7,000,000   Capital One Multi-Asset
                Execution Trust, Series
                2006-A6, Class A6,
                5.30%, 02/18/14..............     7,081,435
  6,435,000   Citibank Credit Card Issuance
                Trust, Series 2004-A1, Class
                A1,
                2.55%, 01/20/09..............     6,429,991
  8,000,000   Citibank Credit Card Issuance
                Trust, Series 2006-A4, Class
                A4,
                5.45%, 05/10/13..............     8,113,471
  1,925,000   Citibank Credit Card Issuance
                Trust, Series 2006-B2, Class
                B2,
                5.15%, 03/07/11..............     1,922,633
  2,385,000   Discover Card Master Trust I,
                Series 2002-2, Class A,
                5.15%, 10/15/09..............     2,386,014
  1,550,000   Discover Card Master Trust I,
                Series 2002-2, Class B,
                5.45%, 10/15/09..............     1,550,318
  8,000,000   GE Capital Credit Card Master
                Note Trust, Series 2006-1,
                Class A,
                5.08%, 09/15/12..............     8,015,258
                                               ------------
                                                 43,560,370
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 5.8%
  1,388,022   Caterpillar Financial Asset
                Trust, Series 2004-A, Class
                A3,
                3.13%, 01/26/09..............     1,377,860
  5,000,000   Caterpillar Financial Asset
                Trust, Series 2005-A, Class
                A4,
                4.10%, 06/25/10..............     4,928,601
  3,000,000   Caterpillar Financial Asset
                Trust, Series 2006-A, Class
                B,
                5.71%, 06/25/12..............     3,045,849
  2,524,309   Community Program Loan Trust,
                Series 1987-A, Class A4,
                4.50%, 10/01/18..............     2,485,422
  6,398,023   Greenwich Capital Commercial
                Funding Corp., Series
                2005-GG5, Class A1,
                4.79%, 04/10/37..............     6,341,235
  6,821,102   Greenwich Capital Commercial
                Funding Corp., Series
                2006-GG7, Class A1,
                5.74%, 12/10/10..............     6,914,323
  1,171,308   Morgan Stanley Capital I,
                Series 2003-T11, Class A1,
                3.26%, 06/13/41..............     1,144,773
    995,125   Morgan Stanley Capital I,
                Series 2004-T13, Class A1,
                2.85%, 09/13/45..............       967,670
  6,435,459   Morgan Stanley Capital I,
                Series 2005-HQ5, Class A1,
                4.52%, 01/14/42..............     6,352,342

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCIAL SERVICES
                (CONTINUED)
$ 2,443,250   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A1,
                4.65%, 08/13/42..............  $  2,411,621
  4,949,613   Morgan Stanley Capital I,
                Series 2006-HQ10, Class A1,
                5.13%, 11/12/41..............     4,935,414
  4,337,648   Morgan Stanley Capital I,
                Series 2006-IQ11, Class A1,
                5.55%, 10/15/42..............     4,362,077
  2,007,165   Public Service New Hampshire
                Funding LLC, Series 2001-1,
                Class A2,
                5.73%, 11/01/10..............     2,018,005
                                               ------------
                                                 47,285,192
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 13.5%
  2,186,048   American General Mortgage Loan
                Trust, Series 2006-1, Class
                A1,
                5.75%, 12/25/35..............     2,183,492
    880,240   Banc of America Commercial
                Mortgage, Inc., Series
                2002-2, Class A1,
                3.37%, 07/11/43..............       874,943
  1,677,118   Banc of America Commercial
                Mortgage, Inc., Series
                2003-2, Class A1,
                3.41%, 03/11/41..............     1,639,246
  5,000,000   Banc of America Commercial
                Mortgage, Inc., Series
                2006-4, Class A2,
                5.52%, 07/10/46..............     5,057,559
    751,806   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1998-C1, Class A1,
                6.34%, 06/16/30..............       753,496
    270,068   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1999-C1, Class A1,
                5.91%, 02/14/31..............       270,298
    789,254   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2001-TOP4, Class A1,
                5.06%, 11/15/16..............       785,386
  2,038,521   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2002-PBW1, Class A1,
                3.97%, 11/11/35..............     1,991,183
  1,390,123   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2004-PWR5, Class A1,
                3.76%, 07/11/42..............     1,356,970
  1,699,296   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2005-PWR9, Class A1,
                4.50%, 09/11/42..............     1,672,485

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 3,678,090   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2006-T22, Class A1,
                5.42%, 04/12/38..............  $  3,692,181
  3,571,688   Citigroup/Deutsche Bank
                Commercial Mortgage Trust,
                Series 2005-CD1, Class A1,
                5.05%, 07/15/44..............     3,554,980
  1,164,835   Commercial Mortgage Pass-
                Through Certificates, Series
                2004-LB2A, Class A1,
                2.96%, 03/10/39..............     1,136,596
  4,378,468   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2001-CP4, Class A2,
                5.87%, 12/15/35..............     4,387,343
  1,874,403   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2003-C3, Class A1,
                2.08%, 05/15/38..............     1,827,328
  1,236,744   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2004-C1, Class A1,
                2.25%, 01/15/37..............     1,219,146
    406,607   GE Capital Commercial Mortgage
                Corp., Series 2001-3, Class
                A1,
                5.56%, 06/10/38..............       409,347
  5,507,915   GE Capital Commercial Mortgage
                Corp., Series 2002-1A, Class
                A2,
                5.99%, 12/10/35..............     5,588,595
  3,394,725   GE Capital Commercial Mortgage
                Corp., Series 2002-3A, Class
                A1,
                4.23%, 12/10/37..............     3,323,502
  1,693,528   GE Capital Commercial Mortgage
                Corp., Series 2004-C3, Class
                A1,
                3.75%, 07/10/39..............     1,659,234
  1,797,290   GE Capital Commercial Mortgage
                Corp., Series 2005-C1, Class
                A1,
                4.01%, 06/10/48..............     1,761,698
  2,034,795   GMAC Mortgage Corp. Loan Trust,
                Series 2004-GH1, Class A2,
                4.39%, 12/25/25..............     2,016,001
    774,126   Interstar Millennium Trust,
                Series 2003-3G, Class A2
                (Australia), Floating Rate,
                5.62%, 09/27/35(2)...........       776,575
  1,315,642   Interstar Millennium Trust,
                Series 2004-2G, Class A
                (Australia), Floating Rate,
                5.56%, 03/14/36(2)...........     1,318,883
    715,241   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2002-C2, Class A1,
                4.33%, 12/12/34..............       698,988
  3,530,240   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-LDP4, Class A1,
                4.61%, 10/15/42..............     3,491,819

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 1,173,412   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A1,
                2.72%, 03/15/27..............  $  1,147,936
  1,850,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A2,
                3.32%, 03/15/27..............     1,807,970
  2,095,049   LB-UBS Commercial Mortgage
                Trust, Series 2003-C3, Class
                A1,
                2.60%, 05/15/27..............     2,039,198
  3,000,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C5, Class
                A2,
                3.48%, 07/15/27..............     2,919,997
  1,054,214   LB-UBS Commercial Mortgage
                Trust, Series 2004-C8, Class
                A1,
                3.94%, 12/15/29..............     1,037,741
    842,632   LB-UBS Commercial Mortgage
                Trust, Series 2005-C5, Class
                A1,
                4.74%, 09/15/40..............       834,972
  4,243,132   LB-UBS Commercial Mortgage
                Trust, Series 2005-C7, Class
                A1,
                4.99%, 11/15/30..............     4,222,613
  7,526,944   Nomura Home Equity Loan, Inc.,
                Series 2006-AF1, Class A1,
                6.03%, 10/25/36..............     7,515,184
  2,300,000   Permanent Financing PLC, Series
                7, Class 2A (United Kingdom),
                Floating Rate,
                5.39%, 09/10/14(2)...........     2,300,585
  3,000,000   Popular ABS Mortgage Pass-
                Through Trust, Series 2005-3,
                Class AF3,
                4.44%, 07/25/35..............     2,952,675
  6,297,034   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-23, Class 1A3,
                5.45%, 01/25/36..............     6,287,379
  6,567,682   Structured Adjustable Rate
                Mortgage Loan, Series 2006-1,
                Class 5A1,
                5.25%, 02/25/36..............     6,527,169
  2,922,893   Wachovia Bank Commercial
                Mortgage Trust, Series
                2003-4, Class A1,
                3.00%, 04/15/35..............     2,858,822
  7,810,039   Washington Mutual Mortgage
                Pass-Through Certificates,
                WMALT Series 2005-8, Class
                1A8,
                5.50%, 10/25/35..............     7,810,438
  1,708,639   Wells Fargo Mortgage Backed
                Securities Trust, Series
                2003-11, Class 1A1,
                3.50%, 10/25/18..............     1,680,784
  5,139,504   Wells Fargo Mortgage Backed
                Securities Trust, Series
                2005-9, Class 1A1,
                4.75%, 10/25/35..............     5,061,383
                                               ------------
                                                110,452,120
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 7.0%
$ 5,000,000   ALG Student Loan Trust -- 144A,
                Series 2006-1A, Class A1,
                Floating Rate,
                5.39%, 10/28/18(2)...........  $  5,003,625
  1,089,122   Bear Stearns Asset Backed
                Securities, Inc., Series
                2003-AC3, Class A1,
                4.00%, 07/25/33..............     1,065,959
  3,388,368   California Infrastructure PG&E
                Corp., Series 1997-1, Class
                A8,
                6.48%, 12/26/09..............     3,415,922
    215,883   CIT Equipment Collateral,
                Series 2004-VT1, Class A3,
                2.20%, 03/20/08..............       215,191
  7,170,000   CIT Equipment Collateral,
                Series 2006-VT1, Class A3,
                5.13%, 12/21/09..............     7,165,463
    758,213   CIT RV Trust, Series 1998-A,
                Class A5,
                6.12%, 11/15/13..............       758,838
  1,997,562   CNH Equipment Trust, Series
                2004-A, Class A3B,
                2.94%, 10/15/08..............     1,984,182
  3,000,000   CNH Equipment Trust, Series
                2006-B, Class B,
                5.36%, 06/17/13..............     3,015,311
  1,596,462   Connecticut RRB Special Purpose
                Trust CL&P1, Series 2001-1,
                Class A3,
                5.73%, 03/30/09..............     1,598,389
  1,598,460   Crusade Global Trust, Series
                2004-2, Class A1 (Australia),
                Floating Rate,
                5.51%, 11/19/37(2)...........     1,601,015
  5,500,000   GE Equipment Midticket LLC,
                Series 2006-1, Class A2,
                5.10%, 05/15/09..............     5,492,368
  3,248,313   Goal Capital Funding Trust,
                Series 2006-1, Class A1,
                Floating Rate,
                5.37%, 08/25/20(2)...........     3,251,006
  3,750,000   Great America Leasing
                Receivables -- 144A, Series
                2006-1, Class A3,
                5.34%, 01/15/10..............     3,754,250
  7,000,000   John Deere Owner Trust, Series
                2006-A, Class A3,
                5.38%, 07/15/10..............     7,023,424
  2,524,929   Marlin Leasing Receivables
                LLC -- 144A, Series 2005-1A,
                Class A2,
                4.49%, 01/15/08..............     2,521,509
  3,501,000   Marlin Leasing Receivables
                LLC -- 144A, Series 2006-1A,
                Class A4,
                5.33%, 09/16/13..............     3,499,906
  2,461,375   Nelnet Student Loan Corp.,
                Series 2001-A, Class A1,
                5.76%, 07/01/12..............     2,473,918

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER (CONTINUED)
$   801,669   PBG Equipment Trust, Series 1A,
                Class A,
                6.27%, 01/20/12..............  $    802,665
  2,400,000   Providian Gateway Master
                Trust -- 144A, Series
                2004-FA, Class A,
                3.65%, 11/15/11..............     2,365,126
                                               ------------
                                                 57,008,067
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 0.9%
  2,150,000   E-Trade RV and Marine Trust,
                Series 2004-1, Class A3,
                3.62%, 10/08/18..............     2,074,189
  4,750,879   Railcar Leasing LLC, Series 1,
                Class A2,
                7.13%, 01/15/13..............     4,942,838
                                               ------------
                                                  7,017,027
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 0.2%
  1,601,700   PECO Energy Transition Trust,
                Series 1999-A, Class A6,
                6.05%, 03/01/09..............     1,604,743
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.1%
  8,575,000   Sprint Capital Corp.,
                7.63%, 01/30/11..............     9,189,287
                                               ------------
              UTILITIES -- 5.0%
  6,725,000   Alabama Power Company, Series
                G,
                5.38%, 10/01/08..............     6,727,273
  5,125,000   Consolidated Edison Company of
                New York, Inc.,
                4.70%, 06/15/09..............     5,068,348
  2,900,000   Dominion Resources, Inc.,
                4.13%, 02/15/08..............     2,857,474
  8,170,000   Exelon Generation Company LLC,
                6.95%, 06/15/11..............     8,615,037
  1,625,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............     1,696,328
  3,195,000   Northern States Power
                Company -- Minnesota,
                6.88%, 08/01/09..............     3,309,231
  5,200,000   Northern States Power
                Company -- Wisconsin,
                7.64%, 10/01/08..............     5,385,942
  6,664,000   Ohio Edison,
                4.00%, 05/01/08..............     6,541,995
    450,000   Xcel Energy, Inc.,
                3.40%, 07/01/08..............       436,981
                                               ------------
                                                 40,638,609
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $628,297,566)..........   623,947,619
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
$ 4,000,000   Province of Ontario (Canada),
                5.50%, 10/01/08 (Cost
                $4,111,482)..................  $  4,024,572
                                               ------------
              MUNICIPAL BONDS -- 0.8%
              TEXAS
  6,350,000   Brazos Texas Higher Education
                Authority, Revenue Bond,
                Series A-5,
                4.91%, 12/01/40
                (Cost $6,281,539)............     6,321,933
                                               ------------
              SECURITIES LENDING COLLATERAL -- 1.0%
  8,411,400   Securities Lending Collateral
                Investment (Note 4)
                (Cost $8,411,400)............     8,411,400
                                               ------------
              TOTAL SECURITIES
                (Cost $826,867,778)..........   820,061,958
                                               ------------
              REPURCHASE AGREEMENTS -- 1.1%
  8,819,366   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $8,824,031
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                5.85%, due 03/25/33, with a
                value of $9,260,334)
                (Cost $8,819,366)............     8,819,366
                                               ------------
              Total Investments -- 101.4%
                (Cost $835,687,144)..........   828,881,324
              Liabilities less other
                assets -- (1.4)%.............   (11,258,138)
                                               ------------
              NET ASSETS -- 100.0%...........  $817,623,186
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $835,687,144.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $  1,255,281
    Gross unrealized depreciation..........    (8,061,101)
                                             ------------
    Net unrealized depreciation............  $ (6,805,820)
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 30.8%
              US TREASURY NOTES
$ 6,640,000   4.00%, 06/15/09(8).............  $  6,527,691
 15,472,000   3.63%, 07/15/09................    15,068,892
  5,844,000   4.88%, 05/31/11(8).............     5,886,007
  5,675,000   4.63%, 10/31/11(8).............     5,656,159
 11,013,000   4.88%, 02/15/12(8).............    11,117,117
  2,144,000   5.13%, 05/15/16(8).............     2,209,075
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $46,460,908)...........    46,464,941
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 53.5%
              FANNIE MAE -- 42.2%
 21,670,000   3.88%, 07/15/08................    21,294,762
 20,241,000   6.00%, 05/15/11................    21,095,777
  6,869,000   5.25%, 09/15/16................     7,006,407
  1,377,938   PL# 783602, Variable Rate,
                4.88%, 04/01/35(1)...........     1,360,497
  2,659,401   PL# 819657, Variable Rate,
                4.84%, 03/01/35(1)...........     2,625,208
  3,743,434   PL# 820406,
                5.00%, 04/01/20..............     3,681,351
    320,060   PL# 821139,
                5.00%, 05/01/20..............       314,752
  2,104,944   PL# 833731,
                5.00%, 07/01/20..............     2,070,035
  2,562,623   PL# 841029, Variable Rate,
                5.09%, 10/01/35(1)...........     2,556,624
  1,241,290   PL# 903374, Variable Rate,
                5.54%, 10/01/36(1)...........     1,248,316
    242,992   PL# 905549,
                5.00%, 11/01/21..............       238,932
                                               ------------
                                                 63,492,661
                                               ------------
              FEDERAL HOME LOAN BANK -- 5.7%
  5,580,000   4.13%, 04/18/08................     5,510,947
  3,100,000   5.40%, 12/11/08................     3,090,474
                                               ------------
                                                  8,601,421
                                               ------------
              FREDDIE MAC -- 5.6%
    454,473   PL# 1G1232, Variable Rate,
                5.57%, 10/01/36(1)...........       457,268
  3,866,498   PL# 1G1286, Variable Rate,
                5.58%, 11/01/36(1)...........     3,890,639
  2,964,993   PL# 1G1319, Variable Rate,
                5.61%, 11/01/36(1)...........     2,979,771
  1,167,766   PL# 1K1226, Variable Rate,
                5.26%, 02/01/36(1)...........     1,162,689
                                               ------------
                                                  8,490,367
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $80,502,874).................  $ 80,584,449
                                               ------------
              CORPORATE BONDS AND NOTES -- 10.4%
              PRIVATE ASSET BACKED: MORTGAGE
                AND HOME EQUITY
$ 1,044,000   Ameriquest Mortgage Securities,
                Inc., Series 2003-IA1, Class
                A4,
                4.97%, 11/25/33..............     1,032,491
  1,284,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-6, Class A4, Variable
                Rate,
                5.18%, 09/10/47(1)...........     1,276,667
  1,489,000   Citigroup Commercial Mortgage
                Trust, Series 2004-C2, Class
                A5,
                4.73%, 10/15/41..............     1,435,351
  2,044,000   Citigroup/Deutsche Bank
                Commercial Mortgage Trust,
                Series 2006-CD2, Class A2,
                5.41%, 01/15/46..............     2,057,420
  1,380,000   Citigroup/Deutsche Bank
                Commercial Mortgage Trust,
                Series 2006-CD2, Class A4,
                Variable Rate,
                5.36%, 01/15/46(1)(8)........     1,388,853
  2,588,000   Commercial Mortgage Pass-
                Through Certificates, Series
                2005-C6, Class A5A,
                5.12%, 06/10/44..............     2,553,199
  2,627,000   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-LDP3, Class A4A,
                4.94%, 08/15/42..............     2,555,353
  1,241,000   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2006-LDP9, Class A3,
                5.34%, 05/15/47..............     1,237,151
  1,317,000   Merrill Lynch/Countrywide
                Commercial Mortgage Trust,
                Series 2006-4, Class A3,
                5.17%, 12/12/49..............     1,298,885
    792,000   Renaissance Home Equity Loan
                Trust, Series 2006-2, Class
                AF3,
                5.80%, 08/25/36..............       796,458
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $15,704,564)...........    15,631,828
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 3.8%
              FANNIE MAE -- 2.9%
  2,503,000   5.17%, 01/17/07................     2,496,106
  1,849,000   5.13%, 01/22/07................     1,842,940
                                               ------------
                                                  4,339,046
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES (CONTINUED)
              FREDDIE MAC -- 0.9%
$   141,000   Series RB,
                5.15%, 01/18/07..............  $    140,617
  1,249,000   Series RB,
                5.15%, 02/01/07..............     1,243,109
                                               ------------
                                                  1,383,726
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $5,722,772)............     5,722,772
                                               ------------
              SECURITIES LENDING COLLATERAL -- 19.5%
 29,452,986   Securities Lending Collateral
                Investment (Note 4)
                (Cost $29,452,986)...........    29,452,986
                                               ------------
              Total Investments -- 118.0%
                (Cost $177,844,104)..........   177,856,976
              Liabilities less other
                assets -- (18.0)%............   (27,175,808)
                                               ------------
              NET ASSETS -- 100.0%...........  $150,681,168
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $177,870,337.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation.............  $318,728
    Gross unrealized depreciation.............  (332,089)
                                                --------
    Net unrealized depreciation...............  $(13,361)
                                                ========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US TREASURY SECURITIES -- 6.3%
               US TREASURY BONDS -- 0.3%
$  4,500,000   6.25%, 08/15/23.............  $    5,180,980
     390,000   4.50%, 02/15/36(8)..........         370,988
                                             --------------
                                                  5,551,968
                                             --------------
               US TREASURY INFLATION INDEX -- 1.7%
  10,084,783   2.00%, 07/15/14.............       9,791,306
   5,163,864   2.50%, 07/15/16.............       5,204,612
  22,308,950   2.00%, 01/15/26.............      20,987,859
                                             --------------
                                                 35,983,777
                                             --------------
               US TREASURY NOTES -- 3.3%
  44,045,000   4.88%, 08/15/16.............      44,585,256
  25,690,000   4.63%, 11/15/16.............      25,529,463
                                             --------------
                                                 70,114,719
                                             --------------
               US TREASURY STRIPS -- 1.0%
  12,125,000   Zero coupon, 11/15/21.......       5,842,480
  38,580,000   Zero coupon, 11/15/27.......      13,988,683
                                             --------------
                                                 19,831,163
                                             --------------
               TOTAL US TREASURY SECURITIES
                 (Cost $131,972,814).......     131,481,627
                                             --------------
               US GOVERNMENT AGENCY SECURITIES -- 54.3%
               ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 6.7%
  52,887,921   Fannie Mae IO Strips, Series
                 360, Class 2,
                 5.00%, 08/01/35...........      12,786,327
  24,524,658   Fannie Mae IO Strips, Series
                 378, Class 4,
                 5.00%, 11/01/35...........       5,907,742
   2,428,778   Fannie Mae, Series 1999-7,
                 Class AB,
                 6.00%, 03/25/29...........       2,453,246
   8,956,387   Fannie Mae, Series 2003-35,
                 Class TE,
                 5.00%, 05/25/18...........       8,776,391
   5,014,015   Fannie Mae, Series 2004-101,
                 Class AR,
                 5.50%, 01/25/35...........       5,031,834
   6,204,838   Fannie Mae, Series 2004-60,
                 Class LB,
                 5.00%, 04/25/34...........       6,095,740
   7,294,548   Fannie Mae, Series 2004-99,
                 Class A0,
                 5.50%, 01/25/34...........       7,278,202
  14,488,082   Fannie Mae, Series 2005-47,
                 Class PA,
                 5.50%, 09/25/24...........      14,489,692
   6,803,850   Fannie Mae, Series 2005-51,
                 Class TA,
                 5.50%, 12/25/33...........       6,796,720
   4,285,196   Fannie Mae, Series 2005-57,
                 Class PA,
                 5.50%, 05/25/27...........       4,290,645

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               ASSET BACKED: MORTGAGE AND HOME EQUITY
                 (CONTINUED)
$    251,416   Fannie Mae, Series 2005-70,
                 Class NA,
                 5.50%, 08/25/35...........  $      251,739
   9,124,887   Fannie Mae, Series 2005-80,
                 Class PB,
                 5.50%, 04/25/30...........       9,153,255
   6,043,824   Freddie Mac, Series 2825,
                 Class VP,
                 5.50%, 06/15/15...........       6,078,073
   4,281,049   Freddie Mac, Series 2877,
                 Class PA,
                 5.50%, 07/15/33...........       4,290,267
   8,549,496   Freddie Mac, Series 2927,
                 Class BA,
                 5.50%, 10/15/33...........       8,580,283
  13,431,634   Freddie Mac, Series 2984,
                 Class NA,
                 5.50%, 04/15/26...........      13,461,467
   6,338,003   Freddie Mac, Series 2996,
                 Class MK,
                 5.50%, 06/15/35...........       6,361,755
  16,075,394   Freddie Mac, Series 3138,
                 Class PA,
                 5.50%, 02/15/27...........      16,122,744
                                             --------------
                                                138,206,122
                                             --------------
               ASSET BACKED: US GOVERNMENT AGENCIES -- 0.2%
   1,971,854   Small Business
                 Administration, Series
                 2002-P10B, Class I,
                 5.20%, 08/01/12...........       1,977,634
   2,334,847   Small Business
                 Administration, Series
                 2004-P10A,
                 4.50%, 02/10/14...........       2,265,693
                                             --------------
                                                  4,243,327
                                             --------------
               FANNIE MAE -- 37.8%
  25,850,000   2.71%, 01/30/07.............      25,801,066
  14,090,000   2.35%, 04/05/07.............      13,990,341
  25,000,000   4.38%, 12/17/07.............      24,804,575
  14,550,000   7.25%, 01/15/10.............      15,490,206
  14,850,000   4.63%, 06/01/10.............      14,689,783
   4,100,000   5.25%, 08/01/12.............       4,124,871
  10,200,000   4.63%, 05/01/13.............       9,899,753
     308,153   PL# 252571,
                 7.00%, 07/01/29...........         317,786
       4,961   PL# 252716,
                 7.00%, 09/01/29...........           5,116
       1,172   PL# 253264,
                 7.00%, 05/01/30...........           1,207
       1,024   PL# 253346,
                 7.50%, 06/01/30...........           1,066
      14,708   PL# 253479,
                 7.00%, 10/01/30...........          15,149
      35,274   PL# 253990,
                 7.00%, 09/01/16...........          36,276

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     27,105   PL# 254008,
                 7.00%, 10/01/31...........  $       27,901
     377,257   PL# 254346,
                 6.50%, 06/01/32...........         386,022
     323,998   PL# 254406,
                 6.50%, 08/01/32...........         331,526
      15,545   PL# 255032,
                 5.50%, 12/01/18...........          15,585
     210,668   PL# 255950,
                 6.00%, 09/01/15...........         213,899
     632,684   PL# 256137,
                 6.00%, 02/01/16...........         642,386
     699,549   PL# 256335,
                 6.00%, 07/01/16...........         710,277
     936,989   PL# 323842,
                 5.50%, 07/01/14...........         941,290
      51,533   PL# 323967,
                 7.00%, 10/01/29...........          53,144
   2,505,382   PL# 357327,
                 5.00%, 01/01/18...........       2,471,569
       5,056   PL# 492742,
                 7.00%, 05/01/29...........           5,214
       5,001   PL# 503916,
                 7.50%, 06/01/29...........           5,221
       2,218   PL# 508415,
                 7.00%, 08/01/29...........           2,287
      12,444   PL# 515946,
                 7.00%, 10/01/29...........          12,833
         443   PL# 524164,
                 7.00%, 11/01/29...........             457
     114,176   PL# 524657,
                 7.00%, 01/01/30...........         117,596
      24,299   PL# 526053,
                 7.00%, 12/01/29...........          25,059
         519   PL# 527717,
                 7.50%, 01/01/30...........             542
       7,960   PL# 528107,
                 7.00%, 02/01/30...........           8,209
       1,312   PL# 531092,
                 7.50%, 10/01/29...........           1,370
      11,281   PL# 531497,
                 7.00%, 02/01/30...........          11,619
       6,490   PL# 531735,
                 7.00%, 02/01/30...........           6,684
         951   PL# 533841,
                 7.50%, 12/01/30...........             991
      25,355   PL# 535030,
                 7.00%, 12/01/29...........          26,148
      37,886   PL# 535103,
                 7.00%, 01/01/15...........          38,997
       9,652   PL# 535159,
                 7.00%, 02/01/30...........           9,954
      44,591   PL# 535195,
                 7.00%, 03/01/30...........          45,985

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     14,759   PL# 535277,
                 7.00%, 04/01/30...........  $       15,220
     462,065   PL# 535675,
                 7.00%, 01/01/16...........         475,312
       1,013   PL# 535722,
                 7.00%, 02/01/31...........           1,043
       6,812   PL# 535723,
                 7.00%, 02/01/31...........           7,016
       1,583   PL# 535811,
                 6.50%, 04/01/31...........           1,621
     104,794   PL# 535880,
                 7.00%, 02/01/31...........         108,013
       1,523   PL# 540211,
                 7.50%, 06/01/30...........           1,586
       5,978   PL# 542999,
                 7.50%, 08/01/30...........           6,227
     105,078   PL# 545194,
                 7.00%, 08/01/31...........         108,160
     128,892   PL# 545249,
                 5.50%, 10/01/16...........         129,302
     655,811   PL# 545298,
                 5.50%, 11/01/16...........         657,899
       6,863   PL# 545363,
                 5.50%, 11/01/16...........           6,885
   2,529,706   PL# 545411,
                 5.50%, 01/01/17...........       2,537,760
      32,394   PL# 545477,
                 7.00%, 03/01/32...........          33,334
     255,184   PL# 545759,
                 6.50%, 07/01/32...........         261,112
     995,336   PL# 545760,
                 6.50%, 07/01/32...........       1,018,461
     187,213   PL# 545762,
                 6.50%, 07/01/32...........         191,563
      34,694   PL# 545815,
                 7.00%, 07/01/32...........          35,712
      66,613   PL# 548822,
                 7.00%, 08/01/30...........          68,609
      42,108   PL# 549659,
                 7.00%, 02/01/16...........          43,304
      14,812   PL# 549962,
                 7.00%, 10/01/30...........          15,256
      47,103   PL# 549975,
                 7.00%, 10/01/30...........          48,514
       5,755   PL# 550440,
                 7.00%, 02/01/16...........           5,918
          38   PL# 550544,
                 7.50%, 09/01/30...........              39
      52,915   PL# 554493,
                 7.00%, 10/01/30...........          54,500
     288,057   PL# 555114,
                 5.50%, 12/01/17...........         288,834
      33,781   PL# 555144,
                 7.00%, 10/01/32...........          34,799

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    446,607   PL# 555254,
                 6.50%, 01/01/33...........  $      457,357
     256,926   PL# 555798,
                 6.50%, 05/01/33...........         263,110
       1,614   PL# 558362,
                 7.50%, 11/01/30...........           1,681
         606   PL# 558519,
                 7.50%, 11/01/30...........             631
       5,894   PL# 559277,
                 7.00%, 10/01/30...........           6,071
      40,977   PL# 559313,
                 7.00%, 12/01/30...........          42,205
       1,281   PL# 559741,
                 7.50%, 01/01/31...........           1,333
      26,145   PL# 560384,
                 7.00%, 11/01/30...........          26,928
       1,453   PL# 560596,
                 7.50%, 01/01/31...........           1,513
       2,854   PL# 561678,
                 7.50%, 12/01/30...........           2,973
       1,496   PL# 564080,
                 7.50%, 12/01/30...........           1,558
      11,005   PL# 564183,
                 7.00%, 12/01/30...........          11,335
       1,738   PL# 564529,
                 7.50%, 12/01/30...........           1,811
      13,765   PL# 566658,
                 7.00%, 02/01/31...........          14,169
      92,463   PL# 572453,
                 5.50%, 04/01/16...........          92,758
       6,429   PL# 575285,
                 7.50%, 03/01/31...........           6,691
       7,155   PL# 579161,
                 6.50%, 04/01/31...........           7,327
     509,090   PL# 580165,
                 5.50%, 09/01/16...........         510,711
      14,348   PL# 580179,
                 7.00%, 10/01/16...........          14,756
         704   PL# 580377,
                 7.50%, 04/01/31...........             733
      57,505   PL# 580515,
                 5.50%, 04/01/16...........          57,688
       9,686   PL# 584811,
                 7.00%, 05/01/31...........           9,971
     136,831   PL# 585248,
                 7.00%, 06/01/31...........         140,929
     227,882   PL# 589120,
                 5.50%, 11/01/16...........         228,608
       1,132   PL# 589405,
                 7.50%, 06/01/31...........           1,178
      10,299   PL# 589893,
                 7.00%, 06/01/31...........          10,601
       4,698   PL# 592129,
                 7.50%, 06/01/31...........           4,890

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$      8,358   PL# 596895,
                 6.50%, 07/01/31...........  $        8,559
      11,790   PL# 598125,
                 7.00%, 09/01/16...........          12,124
      11,173   PL# 602148,
                 5.50%, 09/01/16...........          11,208
      72,252   PL# 604517,
                 5.50%, 11/01/16...........          72,482
       8,605   PL# 606551,
                 6.50%, 10/01/31...........           8,813
       3,086   PL# 606600,
                 7.00%, 10/01/31...........           3,177
      52,931   PL# 607386,
                 5.50%, 11/01/16...........          53,099
      76,460   PL# 607493,
                 5.50%, 11/01/16...........          76,703
      22,477   PL# 610128,
                 7.00%, 10/01/31...........          23,136
     208,812   PL# 610579,
                 5.50%, 12/01/16...........         209,477
      20,192   PL# 611323,
                 7.00%, 10/01/16...........          20,766
      31,309   PL# 612071,
                 5.50%, 11/01/16...........          31,409
     200,511   PL# 614506,
                 5.50%, 11/01/16...........         201,150
   2,025,582   PL# 619054,
                 5.50%, 02/01/17...........       2,031,048
       6,337   PL# 622119,
                 6.50%, 01/01/32...........           6,489
     254,431   PL# 624035,
                 6.50%, 01/01/32...........         261,031
      12,723   PL# 629236,
                 6.50%, 02/01/32...........          13,018
     751,252   PL# 631321,
                 5.50%, 02/01/17...........         753,279
      59,543   PL# 631606,
                 5.50%, 03/01/17...........          59,703
      51,877   PL# 632269,
                 7.00%, 05/01/32...........          53,398
       8,397   PL# 634563,
                 6.50%, 03/01/32...........           8,592
      61,221   PL# 634949,
                 7.00%, 05/01/32...........          62,996
     272,966   PL# 635164,
                 6.50%, 08/01/32...........         279,308
       2,514   PL# 644932,
                 6.50%, 07/01/32...........           2,572
       5,591   PL# 647556,
                 7.00%, 01/01/30...........           5,766
     520,622   PL# 648795,
                 6.50%, 08/01/32...........         532,718
     184,903   PL# 650206,
                 5.50%, 01/01/18...........         185,402

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     71,219   PL# 650291,
                 6.50%, 07/01/32...........  $       72,874
      36,988   PL# 650891,
                 6.50%, 07/01/32...........          37,848
     263,716   PL# 651649,
                 6.50%, 08/01/32...........         269,843
   1,105,321   PL# 652127,
                 6.50%, 06/01/32...........       1,131,001
       3,511   PL# 663353,
                 6.50%, 09/01/32...........           3,593
      41,270   PL# 664188,
                 5.50%, 09/01/17...........          41,382
      73,920   PL# 664194,
                 5.50%, 09/01/17...........          74,119
     468,004   PL# 670402,
                 6.50%, 06/01/32...........         478,877
     219,503   PL# 675314,
                 5.50%, 12/01/17...........         220,096
     330,499   PL# 676800,
                 5.50%, 01/01/18...........         331,391
     498,693   PL# 679631,
                 5.50%, 02/01/18...........         499,801
       8,932   PL# 681343,
                 5.50%, 02/01/18...........           8,952
     415,138   PL# 683199,
                 5.50%, 02/01/18...........         416,060
   3,546,627   PL# 684231,
                 5.00%, 01/01/18...........       3,498,761
   5,868,984   PL# 687889,
                 5.50%, 03/01/33...........       5,810,992
     908,105   PL# 688521,
                 5.00%, 03/01/18...........         895,026
     940,755   PL# 691189,
                 6.50%, 09/01/36...........         958,786
     925,064   PL# 694200,
                 4.50%, 05/01/18...........         895,336
       5,630   PL# 694372,
                 6.50%, 11/01/32...........           5,761
     319,971   PL# 694380,
                 5.00%, 03/01/18...........         315,362
      87,126   PL# 695925,
                 5.50%, 05/01/18...........          87,319
   1,519,444   PL# 701161,
                 4.50%, 04/01/18...........       1,469,853
      10,972   PL# 701236,
                 5.50%, 05/01/18...........          10,996
   4,964,418   PL# 703443,
                 5.00%, 05/01/18...........       4,892,917
       9,305   PL# 708637,
                 5.50%, 06/01/18...........           9,325
     602,043   PL# 711636,
                 4.50%, 05/01/18...........         582,394
   5,037,919   PL# 711997,
                 4.50%, 09/01/18...........       4,873,492

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$  2,433,472   PL# 720317,
                 5.00%, 07/01/18...........  $    2,398,424
      15,616   PL# 725071,
                 5.50%, 12/01/18...........          15,651
   9,524,033   PL# 725162,
                 6.00%, 02/01/34...........       9,607,310
  19,224,694   PL# 725206,
                 5.50%, 02/01/34...........      19,034,731
      13,484   PL# 725269,
                 5.50%, 03/01/19...........          13,520
     250,223   PL# 725407,
                 6.50%, 01/01/34...........         256,245
     351,958   PL# 725418,
                 6.50%, 05/01/34...........         360,429
   5,494,169   PL# 725519,
                 5.50%, 05/01/19...........       5,508,998
   5,603,021   PL# 725704,
                 6.00%, 08/01/34...........       5,652,013
  13,201,351   PL# 725717,
                 4.00%, 08/01/19...........      12,445,637
  12,272,367   PL# 725946,
                 5.50%, 11/01/34...........      12,144,633
      16,690   PL# 732724,
                 5.50%, 08/01/18...........          16,727
   4,892,630   PL# 735454,
                 5.50%, 11/01/18...........       4,905,835
  29,322,883   PL# 735504,
                 6.00%, 04/01/35...........      29,599,636
   1,319,338   PL# 735611,
                 5.50%, 03/01/20...........       1,322,899
 113,873,722   PL# 735989,
                 5.50%, 02/01/35...........     112,771,912
     180,715   PL# 738632,
                 5.00%, 11/01/18...........         178,112
      11,432   PL# 741355,
                 5.50%, 10/01/18...........          11,458
   5,884,156   PL# 743575,
                 5.00%, 11/01/18...........       5,799,408
  10,923,627   PL# 745140,
                 5.00%, 11/01/35...........      10,552,819
  13,671,814   PL# 745193,
                 5.50%, 06/01/20...........      13,708,713
  25,596,387   PL# 745412,
                 5.50%, 12/01/35...........      25,329,973
  22,950,397   PL# 745832,
                 6.00%, 04/01/21...........      23,299,145
   6,451,709   PL# 745833,
                 6.00%, 01/01/21...........       6,554,504
     603,946   PL# 748257,
                 4.50%, 10/01/18...........         584,234
       6,592   PL# 748655,
                 6.50%, 09/01/33...........           6,732
       2,801   PL# 749118,
                 5.50%, 11/01/18...........           2,807

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     17,980   PL# 749153,
                 5.50%, 11/01/18...........  $       18,019
      10,529   PL# 753643,
                 5.50%, 11/01/18...........          10,553
      20,066   PL# 755167,
                 5.50%, 11/01/18...........          20,110
     152,209   PL# 757687,
                 5.50%, 07/01/34...........         150,624
      13,898   PL# 759423,
                 5.50%, 01/01/19...........          13,912
      12,025   PL# 761018,
                 5.50%, 12/01/18...........          12,052
      36,510   PL# 761808,
                 5.50%, 05/01/18...........          36,609
     531,674   PL# 766312,
                 5.50%, 03/01/19...........         532,223
     257,243   PL# 768313,
                 5.50%, 01/01/19...........         257,814
     232,291   PL# 781889,
                 5.50%, 03/01/17...........         233,030
   6,666,666   PL# 806549, Variable Rate,
                 4.57%, 01/01/35(1)........       6,609,379
   1,472,454   PL# 826273,
                 6.00%, 07/01/20...........       1,492,420
   1,835,733   PL# 831361,
                 5.50%, 03/01/21...........       1,836,039
      82,846   PL# 831500,
                 6.00%, 05/01/16...........          84,117
   5,668,160   PL# 831511,
                 6.00%, 06/01/16...........       5,755,086
     935,720   PL# 849239,
                 5.50%, 01/01/21...........         935,847
   9,676,693   PL# 850867, Variable Rate,
                 5.64%, 01/01/36(1)........       9,693,921
     980,801   PL# 870770,
                 6.50%, 07/01/36...........         999,600
     924,126   PL# 880770,
                 5.50%, 05/01/21...........         924,280
     124,254   PL# 881578,
                 5.50%, 05/01/21...........         124,275
     942,584   PL# 885071,
                 5.50%, 05/01/21...........         942,741
     928,697   PL# 887841,
                 6.50%, 09/01/36...........         946,497
   7,653,886   PL# 891814,
                 6.50%, 07/01/36...........       7,800,586
   2,991,286   PL# 892817,
                 6.50%, 08/01/36...........       3,048,619
     984,058   PL# 892970,
                 6.50%, 09/01/36...........       1,002,920
     997,154   PL# 892975,
                 6.50%, 09/01/36...........       1,016,266
     967,111   PL# 893596,
                 6.50%, 09/01/36...........         985,647

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$    928,594   PL# 893628,
                 6.50%, 09/01/36...........  $      946,392
     955,508   PL# 893833,
                 6.50%, 10/01/36...........         973,822
     997,409   PL# 894979,
                 6.50%, 09/01/36...........       1,016,526
   1,994,893   PL# 894985,
                 6.50%, 09/01/36...........       2,033,129
     991,300   PL# 895303,
                 6.50%, 09/01/36...........       1,010,300
     971,908   PL# 900290,
                 6.50%, 09/01/36...........         990,536
     968,460   PL# 900340,
                 6.50%, 09/01/36...........         987,022
     947,360   PL# 900961,
                 6.50%, 09/01/36...........         965,518
     929,093   PL# 901110,
                 6.50%, 09/01/36...........         946,900
   3,000,000   TBA,
                 4.50%, 01/01/22...........       2,894,064
  40,900,000   TBA,
                 5.00%, 01/01/22...........      40,209,813
  96,400,000   TBA,
                 5.50%, 01/01/22...........      96,400,001
  24,000,000   TBA,
                 6.00%, 01/01/22...........      24,337,488
  23,000,000   TBA,
                 5.00%, 01/01/37...........      22,209,375
  32,000,000   TBA,
                 5.50%, 01/01/37...........      31,630,016
  46,000,000   TBA,
                 6.00%, 01/01/37...........      46,316,251
   7,000,000   TBA,
                 6.50%, 01/01/37...........       7,133,434
                                             --------------
                                                784,811,333
                                             --------------
               FEDERAL HOME LOAN BANK -- 0.9%
  18,840,000   4.00%, 02/01/08.............      18,608,701
                                             --------------
               FREDDIE MAC -- 2.8%
  16,800,000   4.75%, 06/28/12.............      16,640,131
   5,648,266   PL# 1B2853, Variable Rate,
                 4.29%, 04/01/35(1)........       5,539,770
  11,834,930   PL# 1G1119, Variable Rate,
                 4.76%, 09/01/35(1)........      11,600,572
   8,775,000   PL# 1G2555, Variable Rate,
                 6.04%, 11/01/36(1)........       8,866,182
  15,850,000   Series MTN,
                 5.00%, 12/14/18...........      15,510,794
                                             --------------
                                                 58,157,449
                                             --------------
               FREDDIE MAC GOLD -- 4.9%
     255,840   PL# A32037,
                 5.00%, 03/01/35...........         247,021
      27,299   PL# A38585,
                 5.50%, 10/01/35...........          27,011

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$    427,133   PL# B10307,
                 4.50%, 10/01/18...........  $      412,791
     522,608   PL# B11431,
                 4.50%, 12/01/18...........         505,061
   3,740,099   PL# B11446,
                 5.00%, 12/01/18...........       3,683,934
      51,178   PL# B13285,
                 4.50%, 04/01/19...........          49,396
     725,469   PL# B14218,
                 4.50%, 05/01/19...........         700,198
   1,048,108   PL# B14518,
                 4.50%, 01/01/20...........       1,011,598
   1,620,163   PL# B17118,
                 4.50%, 11/01/19...........       1,563,727
      23,892   PL# B17892,
                 4.50%, 10/01/19...........          23,090
     799,661   PL# B19028,
                 4.50%, 03/01/20...........         771,061
   4,960,677   PL# B19043,
                 4.50%, 03/01/20...........       4,783,262
      24,866   PL# B19177,
                 4.50%, 05/01/20...........          23,977
     979,219   PL# B19187,
                 4.50%, 04/01/20...........         944,198
     194,293   PL# B19188,
                 4.50%, 05/01/20...........         187,344
     208,885   PL# B19272,
                 4.50%, 05/01/20...........         201,415
     539,041   PL# B19621,
                 5.00%, 07/01/20...........         529,787
   1,053,583   PL# C01271,
                 6.50%, 12/01/31...........       1,078,625
   3,208,528   PL# C57150,
                 6.00%, 05/01/31...........       3,243,016
       4,078   PL# C67653,
                 7.00%, 06/01/32...........           4,194
      56,452   PL# C67868,
                 7.00%, 06/01/32...........          58,053
      14,038   PL# C67999,
                 7.00%, 06/01/32...........          14,436
     114,798   PL# C68001,
                 7.00%, 06/01/32...........         118,052
     145,637   PL# C90229,
                 7.00%, 08/01/18...........         150,947
      21,283   PL# E00570,
                 6.00%, 09/01/13...........          21,602
     452,074   PL# E00592,
                 6.00%, 12/01/13...........         458,937
      22,021   PL# E00720,
                 6.00%, 07/01/14...........          22,358
      21,504   PL# E01007,
                 6.00%, 08/01/16...........          21,825
      70,734   PL# E01095,
                 6.00%, 01/01/17...........          71,782

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$    440,471   PL# E01490,
                 5.00%, 11/01/18...........  $      433,921
     856,931   PL# E01538,
                 5.00%, 12/01/18...........         844,082
      32,240   PL# E01638,
                 4.00%, 04/01/19...........          30,395
      28,620   PL# E69171,
                 6.00%, 02/01/13...........          29,059
      24,351   PL# E73319,
                 6.00%, 11/01/13...........          24,724
      35,143   PL# E73769,
                 6.00%, 12/01/13...........          35,681
      18,917   PL# E75990,
                 6.00%, 04/01/14...........          19,196
      29,306   PL# E76341,
                 6.00%, 04/01/14...........          29,748
      50,657   PL# E76730,
                 6.00%, 05/01/14...........          51,421
      38,963   PL# E76731,
                 6.00%, 05/01/14...........          39,551
      29,541   PL# E78995,
                 6.00%, 11/01/14...........          29,987
     250,897   PL# E84191,
                 6.00%, 07/01/16...........         254,602
       4,536   PL# E84758,
                 5.50%, 07/01/16...........           4,547
      18,982   PL# E85885,
                 6.00%, 11/01/16...........          19,262
     281,792   PL# E86502,
                 5.50%, 12/01/16...........         282,515
       5,064   PL# E86565,
                 5.50%, 12/01/16...........           5,077
     248,840   PL# E87961,
                 6.00%, 02/01/17...........         252,515
     400,066   PL# E88001,
                 6.00%, 02/01/17...........         405,896
      43,920   PL# E88452,
                 6.00%, 03/01/17...........          44,560
     306,628   PL# E88749,
                 6.00%, 03/01/17...........         311,156
     555,064   PL# E88789,
                 6.00%, 04/01/17...........         563,153
     147,097   PL# E88979,
                 5.50%, 04/01/17...........         147,393
     297,812   PL# E89282,
                 6.00%, 04/01/17...........         302,152
     650,264   PL# E89336,
                 6.00%, 05/01/17...........         659,740
      27,429   PL# E89653,
                 6.00%, 04/01/17...........          27,834
     462,453   PL# E89913,
                 6.00%, 05/01/17...........         469,192
     808,359   PL# E91644,
                 5.50%, 10/01/17...........         809,985

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$    267,269   PL# E91754,
                 5.50%, 10/01/17...........  $      267,807
     359,808   PL# E91774,
                 5.50%, 10/01/17...........         360,532
     173,170   PL# E91968,
                 5.50%, 10/01/17...........         173,519
     344,551   PL# E92113,
                 5.50%, 10/01/17...........         345,244
      24,489   PL# E95352,
                 4.50%, 04/01/18...........          23,666
      52,586   PL# E98821,
                 4.50%, 09/01/18...........          50,821
   1,400,337   PL# G01391,
                 7.00%, 04/01/32...........       1,441,738
      17,393   PL# G11111,
                 6.00%, 04/01/16...........          17,654
     116,918   PL# G11394,
                 4.50%, 05/01/18...........         112,992
   7,292,950   PL# G11618,
                 4.50%, 05/01/18...........       7,052,909
     448,103   PL# G11639,
                 4.50%, 12/01/19...........         432,494
   3,217,074   PL# G11681,
                 5.00%, 04/01/20...........       3,165,239
   9,066,704   PL# G11720,
                 4.50%, 08/01/20...........       8,750,881
  14,037,906   PL# G11769,
                 5.00%, 10/01/20...........      13,796,910
     208,786   PL# G18052,
                 4.50%, 05/01/20...........         201,319
   2,770,409   PL# J00156,
                 5.00%, 10/01/20...........       2,722,847
     665,330   PL# J00726,
                 5.00%, 12/01/20...........         653,908
   3,312,736   PL# M80813,
                 4.00%, 04/01/10...........       3,238,179
   3,000,000   TBA,
                 5.50%, 01/01/22...........       2,998,125
  28,000,000   TBA,
                 6.00%, 01/01/37...........      28,210,001
                                             --------------
                                                101,072,827
                                             --------------
               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION -- 0.9%
     122,706   PL# 3173,
                 6.50%, 12/20/31...........         125,682
       1,074   PL# 434615,
                 7.00%, 11/15/29...........           1,111
     187,085   PL# 435071,
                 7.00%, 03/15/31...........         193,401
      23,837   PL# 493966,
                 7.00%, 06/15/29...........          24,647
      64,242   PL# 494742,
                 7.00%, 04/15/29...........          66,424
       1,318   PL# 530260,
                 7.00%, 02/15/31...........           1,363

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)
$    219,160   PL# 531025,
                 6.00%, 04/15/32...........  $      222,589
         704   PL# 538271,
                 7.00%, 11/15/31...........             728
      84,284   PL# 538312,
                 6.00%, 02/15/32...........          85,602
     121,769   PL# 543989,
                 7.00%, 03/15/31...........         125,880
         797   PL# 547545,
                 7.00%, 04/15/31...........             824
     321,918   PL# 550985,
                 7.00%, 10/15/31...........         332,785
         250   PL# 551549,
                 7.00%, 07/15/31...........             259
      24,177   PL# 552413,
                 7.00%, 02/15/32...........          24,990
      96,968   PL# 554808,
                 6.00%, 05/15/31...........          98,502
      68,498   PL# 555360,
                 6.00%, 06/15/31...........          69,581
      74,846   PL# 555733,
                 6.00%, 03/15/32...........          76,016
         459   PL# 557664,
                 7.00%, 08/15/31...........             475
      55,227   PL# 557678,
                 7.00%, 08/15/31...........          57,091
       3,844   PL# 561050,
                 7.00%, 05/15/31...........           3,974
         639   PL# 561996,
                 7.00%, 07/15/31...........             660
      11,468   PL# 563346,
                 7.00%, 09/15/31...........          11,855
      47,698   PL# 563599,
                 7.00%, 06/15/32...........          49,302
      89,593   PL# 564086,
                 7.00%, 07/15/31...........          92,617
      43,998   PL# 564300,
                 6.00%, 08/15/31...........          44,694
       8,550   PL# 564706,
                 7.00%, 07/15/31...........           8,839
      83,567   PL# 565808,
                 6.00%, 11/15/31...........          84,888
     202,832   PL# 567622,
                 6.00%, 04/15/32...........         206,005
      86,659   PL# 569567,
                 7.00%, 01/15/32...........          89,573
      65,322   PL# 570517,
                 6.00%, 01/15/32...........          66,344
      39,787   PL# 572821,
                 6.00%, 12/15/31...........          40,416
      86,488   PL# 574873,
                 6.00%, 12/15/31...........          87,856
      84,124   PL# 575906,
                 6.00%, 01/15/32...........          85,440

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)
$     35,148   PL# 576323,
                 6.00%, 12/15/31...........  $       35,704
       1,291   PL# 579377,
                 7.00%, 04/15/32...........           1,334
     235,703   PL# 581015,
                 7.00%, 02/15/32...........         243,629
      88,391   PL# 581070,
                 6.00%, 02/15/32...........          89,774
      74,772   PL# 582956,
                 7.00%, 02/15/32...........          77,287
     269,332   PL# 587122,
                 7.00%, 06/15/32...........         278,389
       4,998   PL# 587494,
                 7.00%, 06/15/32...........           5,166
         948   PL# 589696,
                 7.00%, 05/15/32...........             980
      42,986   PL# 592030,
                 6.00%, 02/15/32...........          43,659
      17,934   PL# 780802,
                 6.50%, 05/15/28...........          18,459
      30,453   PL# 781113,
                 7.00%, 11/15/29...........          31,488
     183,989   PL# 781148,
                 6.00%, 07/15/29...........         187,070
      94,192   PL# 781276,
                 6.50%, 04/15/31...........          96,897
      27,632   PL# 781287,
                 7.00%, 05/15/31...........          28,571
      43,402   PL# 781324,
                 7.00%, 07/15/31...........          44,872
     237,729   PL# 781328,
                 7.00%, 09/15/31...........         245,808
     179,146   PL# 781330,
                 6.00%, 09/15/31...........         182,133
      48,194   PL# 781496,
                 6.50%, 09/15/32...........          49,549
      63,633   PL# 781548,
                 7.00%, 11/15/32...........          65,786
      36,055   PL# 781584,
                 7.00%, 05/15/32...........          37,277
   6,992,074   PL# 80916,
                 3.75%, 05/20/34...........       6,873,422
   8,000,000   TBA,
                 6.00%, 01/01/37...........       8,112,495
                                             --------------
                                                 19,130,162
                                             --------------
               RESOLUTION FUNDING STRIPS -- 0.1%
   1,200,000   Zero coupon, 07/15/18.......         678,732
   1,200,000   Zero coupon, 10/15/18.......         669,893
                                             --------------
                                                  1,348,625
                                             --------------
               TOTAL US GOVERNMENT AGENCY SECURITIES
                 (Cost $1,129,343,115).....   1,125,578,546
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES -- 52.3%
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 0.0%
$    280,000   Daimler Chrysler NA Holding,
                 4.05%, 06/04/08...........  $      274,111
                                             --------------
               BANKS -- 7.5%
      85,000   BAC Capital Trust XI,
                 6.63%, 05/23/36...........          92,040
     404,000   Bank of America Corp.,
                 4.50%, 08/01/10...........         395,289
  15,675,000   Bank of America Corp.,
                 Floating Rate,
                 5.38%, 03/24/09(2)........      15,699,735
   1,250,000   Bank of Scotland -- 144A
                 (United Kingdom),
                 3.50%, 11/30/07...........       1,229,771
   2,000,000   BankBoston NA, Series BKNT,
                 6.38%, 03/25/08...........       2,024,352
  26,675,000   Barclays Bank PLC New York,
                 Series YCD, Floating Rate,
                 5.37%, 03/13/09(2)........      26,700,821
   6,250,000   Depfa ACS Bank -- 144A
                 (Ireland),
                 4.25%, 08/16/10...........       6,081,194
   3,850,000   Deutsche Bank AG New York,
                 Series YCD, Variable Rate,
                 5.34%, 03/15/07(1)........       3,849,792
   2,850,000   HBOS Treasury Services
                 PLC -- 144A
                 (United Kingdom),
                 3.75%, 09/30/08...........       2,776,501
  11,200,000   HSBC Bank USA NA, Series CD,
                 3.87%, 06/07/07...........      11,129,496
   2,600,000   JPMorgan Chase & Company,
                 5.35%, 03/01/07...........       2,599,579
   1,495,000   JPMorgan Chase & Company,
                 3.63%, 05/01/08...........       1,460,856
   2,100,000   JPMorgan Chase & Company,
                 5.75%, 10/15/08...........       2,111,787
   1,100,000   JPMorgan Chase & Company,
                 7.00%, 11/15/09(4) (6)....       1,152,267
  36,375,000   Rabobank Nederland -- 144A,
                 (the Netherlands),
                 Floating Rate,
                 5.37%, 04/06/09(2)........      36,407,155
   2,990,000   SunTrust Banks, Inc.,
                 3.63%, 10/15/07...........       2,950,236
   2,000,000   SunTrust Banks, Inc.,
                 4.00%, 10/15/08...........       1,955,316
   1,535,000   SunTrust Banks, Inc., Series
                 CD,
                 4.42%, 06/15/09...........       1,505,609
   2,275,000   Swedish Export Credit
                 (Sweden),
                 2.88%, 01/26/07...........       2,271,824
   2,150,000   The Bank of New York
                 Company, Inc., Series
                 BKNT,
                 3.80%, 02/01/08...........       2,115,744

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BANKS (CONTINUED)
$    980,000   UBS Preferred Funding Trust
                 I, Variable Rate,
                 8.62%, perpetual (1)......  $    1,083,423
     490,000   US Bancorp, Series MTNN,
                 3.95%, 08/23/07...........         485,785
   3,040,000   US Bank NA,
                 2.40%, 03/12/07...........       3,021,359
   4,315,000   US Bank NA, Series BKNT,
                 4.40%, 08/15/08...........       4,260,726
     540,000   Wachovia Bank NA, Series
                 BKNT,
                 4.38%, 08/15/08...........         532,510
   9,125,000   Wachovia Bank NA, Series
                 DPNT, Floating Rate,
                 5.41%, 03/23/09(2)........       9,131,816
   2,340,000   Wachovia Corp.,
                 6.30%, 04/15/08...........       2,366,896
   2,760,000   Wells Fargo & Company,
                 4.20%, 01/15/10...........       2,690,669
   4,090,000   Wells Fargo & Company,
                 4.63%, 08/09/10...........       4,016,977
   4,525,000   Wells Fargo & Company,
                 4.88%, 01/12/11...........       4,484,108
                                             --------------
                                                156,583,633
                                             --------------
               BROADCAST SERVICES/MEDIA -- 0.9%
     320,000   British Sky Broadcasting
                 Group Financing
                 PLC -- 144A (United
                 Kingdom),
                 6.50%, 10/15/35...........         317,489
   5,374,000   Comcast Cable Communications
                 Holdings,
                 8.38%, 03/15/13...........       6,128,853
   1,800,000   Comcast Cable
                 Communications, Inc.,
                 6.75%, 01/30/11...........       1,887,692
     965,000   Comcast Corp.,
                 7.05%, 03/15/33...........       1,035,060
     465,000   Cox Communications, Inc.,
                 7.75%, 11/01/10...........         500,513
      30,000   Echostar DBS Corp.,
                 6.38%, 10/01/11...........          29,888
     195,000   Echostar DBS Corp.,
                 7.00%, 10/01/13...........         195,731
     200,000   Echostar DBS Corp.,
                 7.13%, 02/01/16...........         201,000
   1,070,000   News America Holdings,
                 7.63%, 11/30/28...........       1,203,216
     260,000   News America, Inc.,
                 7.28%, 06/30/28...........         280,595
   1,675,000   TCI Communications, Inc.,
                 7.13%, 02/15/28...........       1,792,895
     725,000   Time Warner Entertainment,
                 8.38%, 07/15/33...........         878,832
   1,910,000   Time Warner, Inc.,
                 7.57%, 02/01/24...........       2,104,150

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BROADCAST SERVICES/MEDIA (CONTINUED)
$  2,760,000   Time Warner, Inc.,
                 6.95%, 01/15/28...........  $    2,904,475
                                             --------------
                                                 19,460,389
                                             --------------
               CHEMICALS -- 0.1%
     590,000   Lyondell Chemical Company,
                 8.00%, 09/15/14...........         615,075
     980,000   Lyondell Chemical Company,
                 8.25%, 09/15/16...........       1,033,900
                                             --------------
                                                  1,648,975
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 0.0%
     345,000   Seagate Technology HDD
                 Holdings (Cayman Islands),
                 6.80%, 10/01/16(8)........         348,450
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
   2,875,000   Belvoir Land LLC -- 144A,
                 5.40%, 12/15/47...........       2,633,615
                                             --------------
               ELECTRONICS -- 0.0%
     155,000   L-3 Communications Corp.,
                 Series B,
                 6.38%, 10/15/15...........         154,225
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.0%
     225,000   United Rentals North
                 America, Inc.,
                 6.50%, 02/15/12...........         223,313
                                             --------------
               FINANCIAL SERVICES -- 6.4%
     390,000   American Real Estate
                 Partners, LP/American Real
                 Estate Finance Corp.,
                 8.13%, 06/01/12...........         404,625
     225,000   American Real Estate
                 Partners, LP/American Real
                 Estate Finance Corp.,
                 7.13%, 02/15/13...........         227,250
   9,050,000   Citigroup, Inc.,
                 3.50%, 02/01/08...........       8,889,462
  14,330,000   Citigroup, Inc.,
                 3.63%, 02/09/09(4) (6)....      13,913,155
     820,000   Citigroup, Inc.,
                 6.20%, 03/15/09...........         836,503
   8,000,000   Citigroup, Inc.,
                 4.13%, 02/22/10...........       7,766,000
   2,300,000   Citigroup, Inc.,
                 6.13%, 08/25/36...........       2,403,332
   8,225,000   Eksportfinans ASA, Series
                 MTN (Norway),
                 3.38%, 01/15/08...........       8,068,454
   2,675,000   Ford Motor Credit Company,
                 5.80%, 01/12/09...........       2,627,661
  14,675,000   General Electric Capital
                 Corp.,
                 5.00%, 11/15/11...........      14,582,958

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
$  2,000,000   General Electric Capital
                 Corp., Series MTNA,
                 6.50%, 12/10/07...........  $    2,022,392
  11,925,000   General Electric Capital
                 Corp., Series MTNA,
                 4.13%, 09/01/09...........      11,634,054
  22,250,000   General Electric Capital
                 Corp., Series MTNA,
                 Variable Rate,
                 5.42%, 01/15/08(1)........      22,277,856
   2,925,000   HSBC Finance Corp.,
                 6.50%, 11/15/08...........       2,991,348
   7,310,000   Morgan Stanley,
                 5.05%, 01/21/11...........       7,269,071
     425,000   Morgan Stanley,
                 6.75%, 04/15/11...........         449,630
  17,410,000   Morgan Stanley, Series MTN,
                 Floating Rate,
                 5.40%, 03/07/08(2)........      17,428,610
     350,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 2.63%, 01/30/07...........         349,326
   4,000,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 3.50%, 07/31/07...........       3,957,432
     355,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 4.25%, 02/01/10...........         344,171
   1,000,000   The Bear Stearns Companies,
                 Inc., Series MTNB,
                 4.55%, 06/23/10...........         979,413
   2,475,000   TIAA Global Markets -- 144A,
                 3.88%, 01/22/08...........       2,434,502
   1,955,000   USAA Capital Corp., Series
                 MTNB,
                 4.00%, 12/10/07...........       1,928,983
                                             --------------
                                                133,786,188
                                             --------------
               INSURANCE -- 0.7%
   1,775,000   ASIF Global Financial
                 XXIII -- 144A,
                 3.90%, 10/22/08...........       1,732,327
   2,000,000   Berkshire Hathaway Finance
                 Corp.,
                 3.40%, 07/02/07...........       1,982,780
   2,850,000   Berkshire Hathaway Finance
                 Corp.,
                 3.38%, 10/15/08...........       2,763,314
   2,815,000   Berkshire Hathaway Finance
                 Corp.,
                 4.13%, 01/15/10...........       2,737,776
   4,455,000   MetLife, Inc., Variable
                 Rate,
                 6.40%, 12/15/66(1)........       4,490,440
   1,600,000   New York Life Global
                 Funding -- 144A,
                 3.88%, 01/15/09...........       1,557,730
                                             --------------
                                                 15,264,367
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               LEISURE AND RECREATION -- 0.1%
$    400,000   Harrah's Operating Company,
                 Inc.,
                 5.75%, 10/01/17...........  $      335,758
     760,000   MGM MIRAGE,
                 6.00%, 10/01/09...........         761,900
     325,000   Mohegan Tribal Gaming
                 Authority,
                 6.13%, 02/15/13...........         324,188
     465,000   TDS Investor Corp. -- 144A,
                 9.88%, 09/01/14...........         469,650
                                             --------------
                                                  1,891,496
                                             --------------
               MACHINERY -- 0.1%
   2,150,000   Atlantic Marine,
                 Inc. -- 144A,
                 5.34%, 12/01/50...........       2,043,726
                                             --------------
               MANUFACTURING -- 0.1%
     395,000   Briggs & Stratton Corp.,
                 8.88%, 03/15/11...........         429,563
   1,575,000   Tyco International Group SA
                 (Luxembourg),
                 6.38%, 10/15/11...........       1,649,916
                                             --------------
                                                  2,079,479
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.3%
   1,536,000   Triad Hospitals, Inc.,
                 7.00%, 11/15/13...........       1,553,280
   3,600,000   WellPoint, Inc.,
                 5.95%, 12/15/34...........       3,553,985
   1,295,000   WellPoint, Inc.,
                 5.85%, 01/15/36...........       1,262,335
                                             --------------
                                                  6,369,600
                                             --------------
               METALS AND MINING -- 0.1%
      85,000   International Steel Group,
                 6.50%, 04/15/14...........          87,763
   1,999,000   Ispat Inland ULC (Canada),
                 9.75%, 04/01/14...........       2,236,837
                                             --------------
                                                  2,324,600
                                             --------------
               OIL, COAL AND GAS -- 0.6%
      25,000   ANR Pipeline Company,
                 9.63%, 11/01/21...........          33,301
      10,000   ANR Pipeline Company,
                 7.38%, 02/15/24...........          11,261
     210,000   Chesapeake Energy Corp.,
                 6.38%, 06/15/15...........         208,950
      90,000   Chesapeake Energy Corp.,
                 6.25%, 01/15/18...........          87,075
     275,000   Chesapeake Energy Corp.,
                 6.88%, 11/15/20...........         271,563
     270,000   Colorado Interstate Gas,
                 6.80%, 11/15/15...........         282,091
     230,000   Compton Petroleum Finance
                 Corp. (Canada),
                 7.63%, 12/01/13...........         223,100

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
$  1,425,000   Consolidated Natural Gas,
                 Series A,
                 5.00%, 03/01/14...........  $    1,376,435
     365,000   El Paso Natural Gas,
                 8.63%, 01/15/22...........         443,872
      15,000   El Paso Natural Gas,
                 8.38%, 06/15/32...........          18,239
   2,600,000   Enterprise Products
                 Operating LP,
                 4.95%, 06/01/10...........       2,558,071
   1,225,000   Enterprise Products
                 Operating LP, Series B,
                 4.00%, 10/15/07...........       1,210,242
     190,000   KCS Energy, Inc.,
                 7.13%, 04/01/12...........         185,725
     725,000   Northwest Pipeline Corp.,
                 8.13%, 03/01/10...........         758,531
   1,890,000   Sabine Pass LNG, LP -- 144A,
                 7.50%, 11/30/16...........       1,887,638
     200,000   Suncor Energy, Inc.
                 (Canada),
                 5.95%, 12/01/34...........         201,895
      35,000   Targa Resources,
                 Inc. -- 144A,
                 8.50%, 11/01/13...........          35,438
     935,000   Transcontinental Gas Pipe
                 Line Corp., Series B,
                 8.88%, 07/15/12...........       1,061,225
     480,000   Williams Companies, Inc.,
                 7.63%, 07/15/19...........         516,000
     225,000   Williams Companies, Inc.,
                 7.75%, 06/15/31...........         237,375
                                             --------------
                                                 11,608,027
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.1%
     590,000   Bowater Canada Finance
                 (Canada),
                 7.95%, 11/15/11...........         581,150
     400,000   Catalyst Paper Corp., Series
                 D (Canada),
                 8.63%, 06/15/11...........         407,000
     880,000   Domtar, Inc. (Canada),
                 7.13%, 08/15/15...........         866,800
                                             --------------
                                                  1,854,950
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 0.3%
     170,000   Bio-Rad Laboratories, Inc.,
                 7.50%, 08/15/13...........         175,950
     530,000   Bio-Rad Laboratories, Inc.,
                 6.13%, 12/15/14...........         515,425
   3,075,000   Bristol-Myers Squibb,
                 5.88%, 11/15/36...........       3,036,414
     600,000   Bristol-Myers Squibb,
                 6.88%, 08/01/97...........         641,845
   1,580,000   Wyeth,
                 6.00%, 02/15/36(8)........       1,622,924
                                             --------------
                                                  5,992,558
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRINTING AND PUBLISHING -- 0.1%
$  1,070,000   Idearc, Inc. -- 144A,
                 8.00%, 11/15/16...........  $    1,091,400
                                             --------------
               PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                 VEHICLES, AUTOMOTIVE EQUIPMENT AND
                 REPAIRS -- 3.5%
  13,690,744   Daimler Chrysler Auto Trust,
                 Series 2005-B, Class A3,
                 4.04%, 09/08/09...........      13,602,924
  14,770,000   Daimler Chrysler Auto Trust,
                 Series 2006-B, Class A3,
                 5.33%, 08/08/10...........      14,809,204
  11,364,156   Ford Credit Auto Owner
                 Trust, Series 2005-A,
                 Class A3,
                 3.48%, 11/15/08...........      11,300,481
   9,215,910   Ford Credit Auto Owner
                 Trust, Series 2005-B,
                 Class A3,
                 4.17%, 01/15/09...........       9,171,764
  18,911,000   Nissan Auto Receivables
                 Owner Trust, Series
                 2006-B, Class A4,
                 5.22%, 11/15/11...........      18,989,015
   5,644,455   Wachovia Auto Owner Trust,
                 Series 2004-A, Class A3,
                 3.19%, 06/20/08...........       5,627,511
                                             --------------
                                                 73,500,899
                                             --------------
               PRIVATE ASSET BACKED: BANKS -- 0.2%
   3,983,047   Bank of America Alternative
                 Loan Trust, Series 2004-7,
                 Class 4A1,
                 5.00%, 08/25/19...........       3,895,918
                                             --------------
               PRIVATE ASSET BACKED: CREDIT CARDS -- 3.9%
  14,000,000   American Express Credit
                 Account Master Trust,
                 Series 2005-3, Class A,
                 Floating Rate,
                 5.35%, 01/18/11(3)........      13,986,287
  12,075,000   Chase Issuance Trust, Series
                 2004-A9, Class A9,
                 3.22%, 06/15/10...........      11,895,217
  14,950,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A1, Class A1,
                 2.55%, 01/20/09...........      14,938,363
  14,850,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A4, Class A4,
                 3.20%, 08/24/09...........      14,661,055
  15,125,000   Citibank Credit Card
                 Issuance Trust, Series
                 2006-A2, Class A2,
                 4.85%, 02/10/11...........      15,055,203
  11,500,000   MBNA Credit Card Master Note
                 Trust, Series 2003-A6,
                 Class A6,
                 2.75%, 10/15/10...........      11,137,928
                                             --------------
                                                 81,674,053
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: FINANCIAL
                 SERVICES -- 2.5%
$  2,805,000   Greenwich Capital Commercial
                 Funding Corp., Series
                 2004-GG1, Class A4,
                 4.76%, 06/10/36...........  $    2,769,082
  11,200,000   Greenwich Capital Commercial
                 Funding Corp., Series
                 2005-GG3, Class A3,
                 4.57%, 08/10/42...........      10,881,518
     882,468   Morgan Stanley Capital I,
                 Series 1998-WF1, Class A2,
                 6.55%, 03/15/30...........         886,448
   2,914,103   Morgan Stanley Capital I,
                 Series 1999-FNV1, Class
                 A2,
                 6.53%, 03/15/31...........       2,963,944
   5,930,235   SLM Student Loan Trust,
                 Series 2005-5, Class A1,
                 Floating Rate,
                 5.38%, 01/25/18(2)........       5,936,531
  14,200,000   SLM Student Loan Trust,
                 Series 2005-6, Class A5B,
                 Floating Rate,
                 5.39%, 07/27/26(2)........      14,220,105
  14,030,000   Washington Mutual Asset
                 Securities Corp. -- 144A,
                 Series 2005-C1A, Class A2,
                 5.15%, 05/25/36...........      13,991,555
                                             --------------
                                                 51,649,183
                                             --------------
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 20.7%
   7,195,808   ACE Securities Corp., Series
                 2006-HE1, Class A2A,
                 Floating Rate,
                 5.43%, 02/25/36(3)........       7,201,784
  11,960,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2000-1, Class A2A,
                 7.33%, 11/15/31...........      12,515,782
   8,849,023   Banc of America Commercial
                 Mortgage, Inc., Series
                 2001-1, Class A2,
                 6.50%, 04/15/36...........       9,191,031
  16,715,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2002-2, Class A3,
                 5.12%, 07/11/43...........      16,623,571
  11,170,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2002-PB2, Class A4,
                 6.19%, 06/11/35...........      11,623,604
     625,833   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2001, Class A1,
                 6.08%, 02/15/35...........         633,933
   2,545,000   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2005-PWR8, Class
                 A4,
                 4.67%, 06/11/41...........       2,437,970

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  6,246,161   Carrington Mortgage Loan
                 Trust, Series 2006-OPT1,
                 Class A1, Floating Rate,
                 5.41%, 02/25/36(3)........  $    6,251,405
   3,475,000   Chase Commercial Mortgage
                 Securities Corp., Series
                 2000-3, Class A2,
                 7.32%, 10/15/32...........       3,681,327
   5,237,351   Commercial Mortgage
                 Acceptance Corp., Series
                 1998-C2, Class A2,
                 6.03%, 09/15/30...........       5,260,589
   2,482,799   Countrywide Asset-Backed
                 Certificates, Series
                 2004-13, Class AV4,
                 Floating Rate,
                 5.64%, 06/25/35(3)........       2,485,495
   1,438,993   Countrywide Asset-Backed
                 Certificates, Series
                 2005-12,
                 Class 2A1, Floating Rate,
                 5.46%, 02/25/36(3)........       1,440,007
   2,480,167   Countrywide Asset-Backed
                 Certificates, Series
                 2005-BC5, Class 3A1,
                 Floating Rate,
                 5.45%, 01/25/36(3)........       2,481,981
   6,033,845   Countrywide Asset-Backed
                 Certificates, Series
                 2005-IM3, Class A1,
                 Floating Rate,
                 5.47%, 03/25/36(3)........       6,038,484
   4,931,406   Countrywide Asset-Backed
                 Certificates, Series
                 2006-IM1, Class A1,
                 Floating Rate,
                 5.44%, 04/25/36(3)........       4,935,246
  22,729,657   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 1998-C2, Class A2,
                 6.30%, 11/11/30...........      23,054,544
  14,955,000   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 2002-CKS4, Class
                 A2,
                 5.18%, 11/15/36...........      14,890,597
  13,110,000   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 2003-C3, Class A5,
                 3.94%, 05/15/38...........      12,183,210
   7,998,213   Credit Suisse Mortgage
                 Capital Certificates,
                 Series 2006-3, Class 1A1A,
                 Floating Rate,
                 5.41%, 04/25/36(3)........       8,005,537
   4,604,922   DLJ Commercial Mortgage
                 Corp., Series 2000-CKP1,
                 Class A1B,
                 7.18%, 11/10/33...........       4,859,500
  10,667,808   Fieldstone Mortgage
                 Investment Corp., Series
                 2006-1, Class A1, Floating
                 Rate,
                 5.43%, 05/25/36(3)........      10,675,831

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  9,743,330   First Franklin Mortgage Loan
                 Asset Backed Certificates,
                 Series 2006-FF4, Class A1,
                 Floating Rate,
                 5.42%, 03/25/36(3)........  $    9,751,657
  12,570,000   First Union National Bank
                 Commercial Mortgage,
                 Series 2001-C2, Class A2,
                 6.66%, 01/12/43...........      13,195,776
  10,380,000   GE Capital Commercial
                 Mortgage Corp., Series
                 2002-1A,
                 Class A3,
                 6.27%, 12/10/35...........      10,851,325
  11,875,000   GE Capital Commercial
                 Mortgage Corp., Series
                 2002-2A, Class A3,
                 5.35%, 08/11/36...........      11,938,179
   6,077,844   GMAC Commercial Mortgage
                 Securities, Inc., Series
                 1999-C2, Class A2,
                 6.95%, 09/15/33...........       6,269,233
   6,122,415   GMAC Commercial Mortgage
                 Securities, Inc., Series
                 1999-C3, Class A2,
                 7.18%, 08/15/36...........       6,344,931
   3,175,000   GS Mortgage Securities Corp.
                 II, Series 2005-GG4, Class
                 A4A,
                 4.75%, 07/10/39...........       3,060,404
  11,626,774   Harborview Mortgage Loan
                 Trust, Series 2006-11,
                 Class A1A, Floating Rate,
                 5.49%, 12/19/36(3)........      11,638,777
  10,490,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-C1, Class A3,
                 5.86%, 10/12/35...........      10,744,951
   6,650,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIB2, Class
                 A3,
                 6.43%, 04/15/35...........       6,949,886
   9,444,379   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIBC, Class
                 A3,
                 6.26%, 03/15/33...........       9,740,834
   9,350,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2005-CB12, Class
                 A4,
                 4.90%, 09/12/37...........       9,079,098
  10,900,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2006-CB17, Class
                 A4,
                 5.43%, 12/12/43...........      10,962,094
  18,955,561   JPMorgan Mortgage Trust,
                 Series 2006-A2, Class 4A1,
                 Floating Rate,
                 3.88%, 08/25/34(3)........      18,577,454

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  7,215,725   LB Commercial Conduit
                 Mortgage Trust, Series
                 1998-C4, Class A1B,
                 6.21%, 10/15/35...........  $    7,300,149
  12,900,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C3,
                 Class A2,
                 7.95%, 05/15/25...........      13,799,521
   6,830,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C4,
                 Class A2,
                 7.37%, 08/15/26...........       7,237,225
   7,395,000   LB-UBS Commercial Mortgage
                 Trust, Series 2003-C7,
                 Class A3,
                 4.56%, 09/15/27...........       7,224,713
   9,100,000   LB-UBS Commercial Mortgage
                 Trust, Series 2004-C8,
                 Class A4,
                 4.51%, 12/15/29...........       8,825,815
  11,910,000   LB-UBS Commercial Mortgage
                 Trust, Series 2006-C7,
                 Class A3,
                 5.35%, 11/15/38...........      11,917,145
  11,086,750   New Century Home Equity Loan
                 Trust, Series 2006-1,
                 Class A2A, Floating Rate,
                 5.41%, 05/25/36(3)........      11,094,802
  12,401,789   Popular ABS Mortgage
                 Pass-Through Trust, Series
                 2006-D, Class A1, Floating
                 Rate,
                 5.38%, 11/25/36(3)........      12,408,638
   7,866,161   Residential Asset Mortgage
                 Products, Inc., Series
                 2006-RS2, Class A1,
                 Floating Rate,
                 5.43%, 03/25/36(3)........       7,872,632
  12,740,189   Residential Asset
                 Securitization Trust,
                 Series 2005-A14, Class A4,
                 5.50%, 12/25/35...........      12,745,819
   9,360,043   Salomon Brothers Mortgage
                 Securities VII, Series
                 1999-C1, Class A2,
                 Floating Rate,
                 7.08%, 05/18/32(3)........       9,594,968
   9,099,504   Salomon Brothers Mortgage
                 Securities VII, Series
                 2001-C2, Class A3,
                 6.50%, 10/13/11...........       9,547,022
   4,602,748   Structured Asset Investment
                 Loan Trust, Series 2006-2,
                 Class A1, Floating Rate,
                 5.41%, 04/25/36(3)........       4,605,929
                                             --------------
                                                429,750,405
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: OTHER -- 0.7%
$  4,652,304   Structured Asset Securities
                 Corp. -- 144A, Series
                 2003-AL2, Class A,
                 3.36%, 01/25/31...........  $    4,268,924
  10,463,992   Terra LNR, Ltd. -- 144A,
                 Series 2006-1A, Class A1,
                 Floating Rate (Cayman
                 Islands),
                 5.48%, 06/15/17(3)........      10,463,992
                                             --------------
                                                 14,732,916
                                             --------------
               PRIVATE ASSET BACKED: UTILITIES -- 0.4%
   8,000,000   Peco Energy Transition
                 Trust, Series 2000-A,
                 Class A4,
                 7.65%, 03/01/10...........       8,496,537
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.4%
     910,000   AvalonBay Communities,
                 Series MTN,
                 6.63%, 09/15/11...........         956,986
     725,000   The Rouse Company,
                 3.63%, 03/15/09...........         689,811
   4,135,000   The Rouse Company,
                 5.38%, 11/26/13...........       3,863,766
   2,200,000   The Rouse Company/TRC
                 Co-issuer, Inc. -- 144A,
                 6.75%, 05/01/13...........       2,220,354
                                             --------------
                                                  7,730,917
                                             --------------
               RETAIL -- 0.1%
     430,000   Federated Department Stores,
                 Inc.,
                 6.79%, 07/15/27...........         431,170
     395,000   May Department Stores
                 Company,
                 6.65%, 07/15/24...........         392,365
     295,000   May Department Stores
                 Company,
                 6.70%, 07/15/34...........         291,884
                                             --------------
                                                  1,115,419
                                             --------------
               SEMICONDUCTORS -- 0.2%
   1,760,000   Freescale Semiconductor --
                 144A,
                 9.13%, 12/15/14(12).......       1,757,800
     700,000   Freescale Semiconductor --
                 144A, Floating Rate,
                 9.24%, 12/15/14(2)........         697,375
     945,000   Momentive Performance
                 Materials -- 144A,
                 10.13%, 12/01/14..........         954,450
                                             --------------
                                                  3,409,625
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 1.6%
     625,000   America Movil SA de CV
                 (Mexico),
                 6.38%, 03/01/35...........         612,902

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
$    810,000   Cincinnati Bell, Inc.,
                 7.25%, 07/15/13...........  $      842,400
     550,000   Intelsat Bermuda,
                 Ltd. -- 144A (Bermuda),
                 9.25%, 06/15/16...........         594,000
   2,350,000   New England Telephone &
                 Telegraph,
                 7.88%, 11/15/29...........       2,571,097
     970,000   New Jersey Bell Telephone,
                 7.85%, 11/15/29...........       1,088,397
     545,000   PanAmSat Corp. -- 144A,
                 9.00%, 06/15/16...........         579,744
     860,000   Qwest Corp.,
                 7.88%, 09/01/11...........         920,200
     675,000   Qwest Corp., Floating Rate,
                 8.61%, 06/15/13(2)........         734,063
      50,000   Rogers Wireless, Inc.
                 (Canada),
                 7.25%, 12/15/12...........          53,250
     990,000   Rogers Wireless, Inc.
                 (Canada),
                 7.50%, 03/15/15...........       1,079,100
   1,115,000   Sprint Capital Corp.,
                 8.75%, 03/15/32...........       1,345,824
   1,725,000   Telecom Italia Capital
                 (Luxembourg),
                 5.25%, 10/01/15...........       1,614,096
   1,105,000   Telecom Italia Capital
                 (Luxembourg),
                 6.00%, 09/30/34...........       1,005,401
   1,825,000   Telecom Italia Capital
                 (Luxembourg),
                 7.20%, 07/18/36...........       1,912,584
      75,000   Telefonica Emisiones SAU
                 (Spain),
                 6.42%, 06/20/16...........          77,508
   2,950,000   Telefonica Emisiones SAU
                 (Spain),
                 7.05%, 06/20/36...........       3,143,449
     850,000   Telefonica Europe BV (the
                 Netherlands),
                 7.75%, 09/15/10...........         913,671
     215,000   Verizon Maryland, Inc.,
                 Series B,
                 5.13%, 06/15/33...........         176,956
   1,470,000   Vodafone Group PLC (United
                 Kingdom),
                 5.00%, 12/16/13...........       1,422,798
     500,000   Vodafone Group PLC (United
                 Kingdom),
                 5.00%, 09/15/15...........         476,783
   7,910,000   Vodafone Group PLC (United
                 Kingdom), Floating Rate,
                 5.45%, 12/28/07(2)........       7,916,075
     890,000   Wind Acquisition Finance
                 SA -- 144A (Luxembourg),
                 10.75%, 12/01/15..........       1,016,825
   1,375,000   Windstream Corp. -- 144A,
                 8.13%, 08/01/13...........       1,495,313

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
$    945,000   Windstream Corp. -- 144A,
                 8.63%, 08/01/16...........  $    1,039,500
                                             --------------
                                                 32,631,936
                                             --------------
               TRANSPORTATION -- 0.0%
     560,000   Overseas Shipholding Group,
                 7.50%, 02/15/24...........         571,900
                                             --------------
               UTILITIES -- 0.6%
     346,407   AES Ironwood LLC,
                 8.86%, 11/30/25...........         390,574
     235,000   AES Red Oak LLC, Series B,
                 9.20%, 11/30/29...........         266,138
   2,735,000   Centerpoint Energy, Inc.,
                 Series B,
                 7.25%, 09/01/10...........       2,883,970
     299,756   Elwood Energy LLC,
                 8.16%, 07/05/26...........         314,675
   1,000,000   Florida Power & Light,
                 5.63%, 04/01/34...........         986,867
     126,000   Homer City Funding LLC,
                 8.14%, 10/01/19...........         137,970
      83,088   Homer City Funding LLC,
                 8.73%, 10/01/26...........          95,966
     195,000   Midwest Generation LLC,
                 8.75%, 05/01/34...........         212,550
     438,270   Midwest Generation LLC,
                 Series B,
                 8.56%, 01/02/16...........         483,467
     560,000   NRG Energy, Inc.,
                 7.38%, 02/01/16...........         564,200
     445,000   Orion Power Holdings, Inc.,
                 12.00%, 05/01/10..........         507,300
     545,000   Reliant Energy, Inc.,
                 6.75%, 12/15/14...........         535,463
   5,325,000   TXU Corp., Series O,
                 4.80%, 11/15/09...........       5,223,499
                                             --------------
                                                 12,602,639
                                             --------------
               TOTAL CORPORATE BONDS AND NOTES

                 (Cost $1,100,451,964).....   1,087,395,449
                                             --------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 0.7%
   9,700,000   AID-Israel (Israel),
                 5.50%, 09/18/23...........      10,117,459
   2,930,000   Province of Manitoba
                 (Canada),
                 6.38%, 09/01/15(23).......       1,996,952
   3,365,000   Province of Ontario, Series
                 GMTN (Canada),
                 6.25%, 06/16/15(23).......       2,278,778
     510,000   United Mexican States
                 (Mexico), Series MTN,
                 8.30%, 08/15/31...........         653,310

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$    260,000   United Mexican States
                 (Mexico), Series MTNA,
                 7.50%, 04/08/33...........  $      307,450
                                             --------------
               TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                 (Cost $15,154,914)........      15,353,949
                                             --------------
   CONTRACTS
               PURCHASED PUT
                 OPTIONS -- 0.0%
         416   US Treasury Note (10 Year)
                 March Future, Expiring
                 February 2007 @ 106
                 (Cost $234,759)...........          84,500
                                             --------------
   PRINCIPAL
               SHORT TERM US GOVERNMENT AGENCY
                 SECURITIES -- 1.2%
               FEDERAL HOME LOAN BANK
$ 25,500,000   4.80%, 01/02/07
                 (Cost $25,489,800)........      25,489,800
                                             --------------
               SHORT TERM CORPORATE NOTES -- 0.4%
   7,750,000   AT&T, Inc. -- 144A,
                 4.21%, 06/05/07
                 (Cost $7,709,684).........       7,709,684
                                             --------------
               SECURITIES LENDING COLLATERAL -- 0.0%
     958,807   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $958,807)...........         958,807
                                             --------------
               TOTAL SECURITIES

                 (Cost $2,411,315,857).....   2,394,052,362
                                             --------------
               REPURCHASE AGREEMENTS -- 1.0%
  20,094,880   With Investors Bank and
                 Trust, dated 12/29/06,
                 4.76%, due 01/02/07,
                 repurchase proceeds at
                 maturity $20,105,508
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.85%, due
                 10/01/35, with a value of
                 $21,099,624) (Cost
                 $20,094,880)..............      20,094,880
                                             --------------
               Total Investments before
                 Call and Put Options
                 Written and Securities
                 Sold Short -- 116.2%
                 (Cost $2,431,410,737).....   2,414,147,242
                                             --------------
   CONTRACTS
               CALL OPTIONS WRITTEN -- (0.0)%
 (34,200,000)  Expiring 12/13/07. If
                 exercised the Series pays
                 4.40%, and receives
                 floating 3 month LIBOR,
                 expiring 12/17/17,
                 European Style
                 (Premium $229,140)........        (144,119)
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2006

CONTRACTS                                        VALUE
---------                                    --------------
               PUT OPTIONS WRITTEN -- (0.0)%
 (34,200,000)  Expiring 12/13/07. If
                 exercised the Series pays
                 floating 3 month LIBOR,
                 and receives 5.40%,
                 expiring 12/17/17,
                 European Style
                 (Premium $372,780)........  $     (477,535)
                                             --------------
PRINCIPAL
---------
               SECURITIES SOLD SHORT -- (7.8)%
$(145,500,000) Fannie Mae, TBA,
                 5.50%, 01/11/07...........    (143,817,729)
  (1,900,000)  Fannie Mae, TBA,
                 5.00%, 01/17/07...........      (1,867,937)
  (3,000,000)  Freddie Mac Gold, TBA,
                 6.00%, 01/11/07...........      (3,022,500)
  (6,500,000)  Freddie Mac Gold, TBA,
                 4.50%, 01/17/07...........      (6,264,375)
  (6,400,000)  Freddie Mac Gold, TBA,
                 5.00%, 01/17/07...........      (6,288,000)
                                             --------------
               TOTAL SECURITIES SOLD SHORT
                 (Proceeds $162,196,673)...    (161,260,541)
                                             --------------
               Total Investments net of
                 Call and Put Options
                 Written and Securities
                 Sold
                 Short -- 108.4%
                 (Cost $2,268,612,144).....   2,252,265,047
               Liabilities less other
                 assets -- (8.4)%..........    (174,443,598)
                                             --------------
               NET ASSETS -- 100.0%........  $2,077,821,449
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $2,268,726,644.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $  9,326,419
    Gross unrealized depreciation..........   (25,788,016)
                                             ------------
    Net unrealized depreciation............  $(16,461,597)
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 15.4%
              US TREASURY BONDS -- 2.9%
$   200,000   8.00%, 11/15/21................  $    265,188
  1,910,000   6.00%, 02/15/26................     2,166,806
    550,000   6.13%, 11/15/27(8).............       638,301
    512,000   4.50%, 02/15/36(8).............       487,041
                                               ------------
                                                  3,557,336
                                               ------------
              US TREASURY INFLATION INDEX -- 4.1%
    255,787   0.88%, 04/15/10................       242,578
  1,179,987   2.38%, 04/15/11................     1,175,655
    454,686   1.63%, 01/15/15................       428,116
    134,944   1.88%, 07/15/15................       129,362
    213,629   2.00%, 01/15/16................       206,336
  2,449,461   2.50%, 07/15/16................     2,468,789
    192,805   2.38%, 01/15/25................       192,015
     81,382   2.00%, 01/15/26................        76,563
                                               ------------
                                                  4,919,414
                                               ------------
              US TREASURY NOTES -- 7.9%
  2,880,000   3.38%, 02/15/08................     2,830,614
  3,340,000   3.75%, 05/15/08................     3,289,903
    810,000   4.50%, 02/15/09................       805,349
  2,000,000   4.88%, 08/15/09................     2,006,642
    220,000   4.50%, 02/28/11(8).............       218,445
     20,000   4.63%, 10/31/11(8).............        19,934
    240,000   4.50%, 11/15/15(8).............       236,381
    100,000   4.63%, 11/15/16(8).............        99,375
                                               ------------
                                                  9,506,643
                                               ------------
              US TREASURY STRIPS -- 0.5%
  1,495,000   Zero coupon, 11/15/24..........       622,805
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $18,731,994)...........    18,606,198
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 53.2%
              FANNIE MAE -- 30.9%
    230,000   5.00%, 09/15/08................       229,837
     60,000   5.40%, 04/13/09................        60,020
    483,340   PL# 735809, Variable Rate,
                4.48%, 08/01/35(1)...........       479,979
     35,590   PL# 759626,
                6.00%, 02/01/34..............        35,911
     43,343   PL# 795774,
                6.00%, 10/01/34..............        43,681
    188,983   PL# 796050,
                6.00%, 08/01/34..............       190,458
  1,481,170   PL# 796278,
                6.00%, 12/01/34..............     1,492,734
     57,271   PL# 801516, Variable Rate,
                4.73%, 08/01/34(1)...........        56,934

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   634,351   PL# 809169,
                6.00%, 01/01/35..............  $    639,303
    119,054   PL# 810896, Variable Rate,
                4.85%, 01/01/35(1)...........       118,435
     24,055   PL# 820426,
                6.00%, 03/01/35..............        24,231
    494,667   PL# 893681,
                6.00%, 10/01/36..............       498,171
    893,334   PL# 893923,
                6.00%, 10/01/36..............       899,662
  1,195,957   PL# 894005,
                6.00%, 10/01/36..............     1,204,428
  1,500,000   TBA,
                5.00%, 01/01/22..............     1,474,688
  3,100,000   TBA,
                5.50%, 01/01/22..............     3,100,000
    100,000   TBA,
                6.00%, 01/01/22..............       101,406
 14,670,000   TBA,
                5.00%, 01/01/37..............    14,165,718
  1,100,000   TBA,
                5.50%, 01/01/37..............     1,087,282
  6,000,000   TBA,
                6.00%, 01/01/37..............     6,041,250
  4,460,000   TBA,
                6.50%, 01/01/37..............     4,545,017
  1,000,000   TBA,
                5.00%, 02/01/37..............       965,625
                                               ------------
                                                 37,454,770
                                               ------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. -- 0.1%
     80,000   4.25%, 07/29/08................        79,008
                                               ------------
              FEDERAL HOME LOAN BANK -- 1.1%
    100,000   5.10%, 09/19/08................       100,097
    260,000   5.40%, 01/02/09................       259,733
     60,000   4.75%, 12/16/16................        58,860
    680,000   5.50%, 07/15/36................       712,186
    140,000   Series VB15,
                5.00%, 12/21/15..............       139,950
                                               ------------
                                                  1,270,826
                                               ------------
              FREDDIE MAC -- 1.2%
    430,000   4.38%, 11/16/07................       426,936
    720,000   4.75%, 01/18/11................       715,877
    131,412   PL# 1B2694, Variable Rate,
                4.35%, 12/01/34(1)...........       129,296
    160,000   Series MTN,
                5.55%, 12/11/08..............       159,971
                                               ------------
                                                  1,432,080
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC GOLD -- 1.3%
$   300,000   TBA,
                5.00%, 01/01/22..............  $    294,750
  1,300,000   TBA,
                5.00%, 01/01/37..............     1,254,500
                                               ------------
                                                  1,549,250
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 18.2%
    706,899   PL# 605617,
                5.00%, 07/15/34..............       688,176
  1,527,547   PL# 612902,
                5.00%, 07/15/33..............     1,487,908
    639,457   PL# 636084,
                5.00%, 01/15/35..............       622,165
  1,903,038   PL# 644631,
                5.00%, 09/15/35..............     1,851,575
    120,000   TBA,
                5.00%, 01/01/37..............       116,700
  1,500,000   TBA,
                5.50%, 01/01/37..............     1,492,968
 13,450,000   TBA,
                6.00%, 01/01/37..............    13,639,134
  2,000,000   TBA,
                6.50%, 01/01/37..............     2,051,876
                                               ------------
                                                 21,950,502
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 0.4%
    440,000   5.98%, 04/01/36................       489,995
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $64,546,970).................    64,226,431
                                               ------------
              CORPORATE BONDS AND NOTES -- 48.0%
              ADVERTISING -- 0.1%
     90,000   Lamar Media Corp., Series B,
                6.63%, 08/15/15..............        89,663
                                               ------------
              AEROSPACE AND DEFENSE -- 0.0%
     45,000   DRS Technologies, Inc.,
                6.63%, 02/01/16..............        45,563
                                               ------------
              AUTOMOBILE: RENTAL -- 0.0%
     15,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............        15,788
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.6%
     60,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............        58,738
    250,000   Daimler Chrysler NA Holding,
                5.88%, 03/15/11..............       251,172
    950,000   Ford Motor Company,
                7.45%, 07/16/31(8)...........       750,500
    840,000   General Motors Corp.,
                8.25%, 07/15/23(8)...........       785,400
     60,000   Visteon Corp.,
                8.25%, 08/01/10..............        58,800
                                               ------------
                                                  1,904,610
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS -- 2.8%
$   360,000   Bank of America Corp.,
                5.38%, 08/15/11(8)...........  $    362,856
    160,000   Glitnir Banki HF -- 144A
                (Iceland),
                6.33%, 07/28/11..............       164,452
    130,000   Glitnir Banki HF -- 144A
                (Iceland), Variable Rate,
                6.69%, 06/15/16(1)...........       134,336
    200,000   Kaupthing Bank -- 144A
                (Iceland),
                7.13%, 05/19/16..............       212,500
    280,000   Kaupthing Bank -- 144A
                (Iceland), Floating Rate,
                6.06%, 04/12/11(2)...........       282,269
    280,000   Landisbanki Islands HF -- 144A
                (Iceland),
                6.10%, 08/25/11..............       284,953
    100,000   Mitsubishi UFJ Financial Group
                Capital Financial I, Ltd.
                (Cayman Islands),
                Variable Rate,
                6.35%, perpetual(1)..........       101,669
     10,000   Rabobank Capital Funding Trust
                II -- 144A, Variable Rate,
                5.26%, perpetual(1)..........         9,794
     20,000   Rabobank Capital Funding Trust
                III -- 144A,
                Variable Rate,
                5.25%, perpetual(1)..........        19,319
    230,000   Resona Preferred Global
                Securities -- 144A (Cayman
                Islands),
                Variable Rate,
                7.19%, perpetual(1)..........       240,369
    300,000   Shinsei Financial, Ltd. -- 144A
                (Cayman Islands),
                Variable Rate,
                6.42%, perpetual(1)..........       300,177
     90,000   Wachovia Capital Trust III,
                Variable Rate,
                5.80%, perpetual(1)..........        90,827
    620,000   Wachovia Corp.,
                5.25%, 08/01/14..............       613,392
    445,000   Wells Fargo & Company,
                5.30%, 08/26/11..............       447,230
    100,000   Wells Fargo Capital X,
                5.95%, 12/15/36..............        98,347
                                               ------------
                                                  3,362,490
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 1.8%
$    10,000   Clear Channel Communications,
                Inc.,
                4.63%, 01/15/08..............  $      9,907
     20,000   Clear Channel Communications,
                Inc.,
                6.25%, 03/15/11..............        19,454
     90,000   Clear Channel Communications,
                Inc.,
                5.50%, 09/15/14..............        76,034
     50,000   Clear Channel Communications,
                Inc.,
                4.90%, 05/15/15..............        39,934
     80,000   Comcast Cable Communications,
                8.88%, 05/01/17..............        96,514
    630,000   Comcast Corp.,
                6.50%, 01/15/15..............       657,438
    210,000   Comcast Corp.,
                5.88%, 02/15/18..............       208,163
     80,000   Cox Communications, Inc.,
                3.88%, 10/01/08..............        77,865
     85,000   Echostar DBS Corp.,
                7.00%, 10/01/13..............        85,319
     40,000   Echostar DBS Corp.,
                7.13%, 02/01/16..............        40,200
     40,000   Kabel Deutschland GMBH
                (Germany),
                10.63%, 07/01/14.............        44,550
    100,000   Liberty Media Corp.,
                7.88%, 07/15/09..............       104,782
    120,000   News America, Inc.,
                6.20%, 12/15/34..............       116,202
     40,000   Quebecor Media, Inc. (Canada),
                7.75%, 03/15/16..............        41,050
     60,000   Rogers Cable, Inc. (Canada),
                6.75%, 03/15/15..............        62,120
     20,000   Sinclair Broadcast Group,
                8.00%, 03/15/12..............        20,750
     50,000   Time Warner Entertainment,
                8.38%, 07/15/33..............        60,609
    210,000   Time Warner, Inc.,
                6.88%, 05/01/12..............       222,164
     50,000   Time Warner, Inc.,
                7.70%, 05/01/32..............        56,582
     80,000   Viacom, Inc.,
                5.75%, 04/30/11..............        80,117
                                               ------------
                                                  2,119,754
                                               ------------
              CHEMICALS -- 0.1%
     30,000   Georgia Gulf Corp. -- 144A,
                9.50%, 10/15/14..............        29,400
     30,000   Lyondell Chemical Company,
                8.00%, 09/15/14..............        31,275

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS (CONTINUED)
$    15,000   Lyondell Chemical Company,
                8.25%, 09/15/16..............  $     15,825
     44,000   Westlake Chemical Corp.,
                6.63%, 01/15/16..............        42,790
                                               ------------
                                                    119,290
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.0%
     10,000   Electronic Data Systems,
                7.13%, 10/15/09..............        10,432
     40,000   Sungard Data Systems, Inc.,
                10.25%, 08/15/15(8)..........        42,900
                                               ------------
                                                     53,332
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
     30,000   Beazer Homes USA, Inc.,
                8.63%, 05/15/11..............        31,050
     40,000   Jacuzzi Brands, Inc.,
                9.63%, 07/01/10..............        42,700
                                               ------------
                                                     73,750
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.3%
    380,000   Altria Group, Inc.,
                7.00%, 11/04/13..............       413,440
                                               ------------
              CONTAINERS AND PACKAGING -- 0.0%
     40,000   Graham Packaging Company,
                9.88%, 10/15/14(8)...........        40,600
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.3%
    320,000   Waste Management, Inc.,
                6.38%, 11/15/12..............       335,521
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.2%
    210,000   International Lease Finance
                Corp. E-Capital Trust
                II -- 144A, Variable Rate,
                6.25%, 12/21/65(1)...........       213,693
                                               ------------
              FINANCIAL SERVICES -- 5.9%
     90,000   Aiful Corp. -- 144A (Japan),
                5.00%, 08/10/10..............        87,407
    500,000   Citigroup, Inc.,
                5.10%, 09/29/11..............       498,401
     80,000   Countrywide Financial Corp.,
                Series MTN, Floating Rate,
                5.50%, 01/05/09(2)...........        80,027
    340,000   Countrywide Financial Corp.,
                Series MTNA,
                4.50%, 06/15/10..............       331,734
    100,000   Countrywide Financial Corp.,
                Series MTNB, Floating Rate,
                5.47%, 06/18/08(2)...........       100,026
    120,000   Countrywide Home Loans, Series
                MTNB, Floating Rate,
                5.53%, 02/27/08(2)...........       120,150
     50,000   Credit Suisse USA, Inc.,
                5.50%, 08/16/11..............        50,596

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 1,465,000   Ford Motor Credit Company,
                5.80%, 01/12/09..............  $  1,439,073
    120,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............       120,331
     90,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............        89,203
    280,000   General Electric Capital Corp.,
                Series MTNA,
                4.13%, 09/01/09..............       273,169
    120,000   General Motors Acceptance
                Corp.,
                6.13%, 08/28/07..............       120,042
    800,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09..............       797,345
     30,000   General Motors Acceptance
                Corp., Series GM,
                6.31%, 11/30/07..............        29,819
     60,000   General Motors Acceptance
                Corp., Series MTN,
                4.38%, 12/10/07..............        59,178
     40,000   GMAC LLC,
                5.13%, 05/09/08..............        39,585
    600,000   GMAC LLC, Series MTN, Floating
                Rate,
                6.27%, 01/16/07(2)...........       600,002
    250,000   HSBC Finance Corp.,
                4.63%, 01/15/08..............       248,389
    650,000   JPMorgan Chase & Company,
                5.13%, 09/15/14..............       640,160
    260,000   JPMorgan Chase & Company,
                5.15%, 10/01/15..............       255,584
    380,000   Lehman Brothers E-Capital Trust
                I, Floating Rate,
                6.16%, 08/19/65(2)...........       383,834
    130,000   Lehman Brothers Holdings, Inc.,
                4.00%, 01/22/08..............       128,241
     80,000   Lehman Brothers Holdings, Inc.,
                4.50%, 07/26/10..............        78,039
     30,000   Morgan Stanley,
                3.63%, 04/01/08..............        29,402
    320,000   Morgan Stanley, Series MTN,
                5.63%, 01/09/12..............       325,626
     90,000   Morgan Stanley, Series MTNF,
                Floating Rate,
                5.82%, 10/18/16(2)...........        90,669
    190,000   The Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............       186,107
     50,000   The Goldman Sachs Group, Inc.,
                5.00%, 01/15/11..............        49,625
                                               ------------
                                                  7,251,764
                                               ------------
              FOOD AND BEVERAGE -- 0.1%
     60,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............        60,701
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FUNERAL SERVICES -- 0.0%
$    50,000   Service Corp. International,
                7.63%, 10/01/18..............  $     53,250
                                               ------------
              INSURANCE -- 0.0%
     20,000   ASIF Global Financing XIX --
                144A,
                4.90%, 01/17/13..............        19,529
                                               ------------
              LEISURE AND RECREATION -- 0.4%
     35,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16.............        39,463
     15,000   Boyd Gaming Corp.,
                6.75%, 04/15/14..............        15,038
     40,000   Boyd Gaming Corp.,
                7.13%, 02/01/16..............        40,000
     60,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............        65,100
     60,000   Mandalay Resort Group,
                9.50%, 08/01/08..............        63,300
    130,000   MGM MIRAGE,
                7.63%, 01/15/17..............       130,974
     30,000   River Rock Entertainment
                Authority,
                9.75%, 11/01/11..............        31,950
     90,000   Station Casinos, Inc.,
                7.75%, 08/15/16..............        91,125
                                               ------------
                                                    476,950
                                               ------------
              MANUFACTURING -- 0.5%
    120,000   Tyco International Group SA
                (Luxembourg),
                6.38%, 10/15/11..............       125,708
    440,000   Tyco International Group SA
                (Luxembourg),
                6.00%, 11/15/13..............       455,894
                                               ------------
                                                    581,602
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.5%
     75,000   DaVita, Inc.,
                7.25%, 03/15/15..............        76,875
      6,000   HCA, Inc.,
                6.30%, 10/01/12..............         5,505
     70,000   HCA, Inc.,
                6.25%, 02/15/13..............        62,125
    110,000   HCA, Inc.,
                6.75%, 07/15/13..............        99,000
     34,000   HCA, Inc.,
                6.50%, 02/15/16(8)...........        28,815
     10,000   HCA, Inc. -- 144A,
                9.13%, 11/15/14..............        10,713
    100,000   HCA, Inc. -- 144A,
                9.25%, 11/15/16..............       107,375

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                (CONTINUED)
$    70,000   HCA, Inc. -- 144A,
                9.63%, 11/15/16..............  $     75,425
    125,000   Tenet Healthcare Corp.,
                9.88%, 07/01/14..............       127,812
                                               ------------
                                                    593,645
                                               ------------
              METALS AND MINING -- 0.2%
    230,000   Vale Overseas, Ltd.
                (Cayman Islands),
                6.88%, 11/21/36..............       237,049
                                               ------------
              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.0%
     40,000   Xerox Corp.,
                6.75%, 02/01/17..............        42,000
                                               ------------
              OIL, COAL AND GAS -- 3.9%
    210,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............       235,076
     15,000   AmeriGas Partners LP/AmeriGas
                Eagle Finance Corp.,
                7.13%, 05/20/16..............        15,075
    200,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       227,598
    180,000   Anadarko Petroleum Corp.,
                5.95%, 09/15/16..............       180,706
    320,000   Anadarko Petroleum Corp.,
                6.45%, 09/15/36..............       324,431
    130,000   Apache Finance Canada (Canada),
                4.38%, 05/15/15..............       119,840
     55,000   Chesapeake Energy Corp.,
                6.38%, 06/15/15..............        54,725
    150,000   ChevronTexaco Capital Company
                (Canada),
                3.50%, 09/17/07..............       148,265
    390,000   Conoco, Inc.,
                6.95%, 04/15/29..............       444,317
    170,000   Devon Energy Corp.,
                7.95%, 04/15/32..............       207,583
     50,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31..............        54,875
    130,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32..............       143,000
    110,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       133,753
     90,000   Kerr-McGee Corp.,
                6.95%, 07/01/24..............        96,098
    330,000   Kerr-McGee Corp.,
                7.88%, 09/15/31..............       394,857
     30,000   Kinder Morgan Energy
                Partners, LP,
                6.30%, 02/01/09..............        30,413

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$   120,000   Kinder Morgan Energy
                Partners, LP,
                6.75%, 03/15/11..............  $    124,972
     70,000   Opti Canada, Inc. (Canada) --
                144A,
                8.25%, 12/15/14..............        72,275
     45,000   Peabody Energy Corp., Series B,
                6.88%, 03/15/13..............        46,350
    120,000   Pemex Project Funding Master
                Trust,
                7.38%, 12/15/14..............       132,420
     40,000   Pemex Project Funding Master
                Trust,
                6.63%, 06/15/35..............        40,970
    180,000   Petrobas International Finance
                Company (Cayman Islands),
                6.13%, 10/06/16..............       182,700
     70,000   Pogo Producing Company,
                6.88%, 10/01/17..............        67,200
     25,000   Semgroup LP -- 144A,
                8.75%, 11/15/15..............        25,250
     65,000   Suburban Propane Partners,
                6.88%, 12/15/13..............        64,025
    270,000   TNK-BP Finance SA -- 144A
                (Luxembourg),
                7.50%, 07/18/16..............       287,888
     20,000   Vintage Petroleum,
                8.25%, 05/01/12..............        20,991
     50,000   Western Oil Sands, Inc.
                (Canada),
                8.38%, 05/01/12..............        55,750
     80,000   Williams Companies, Inc.,
                8.75%, 03/15/32..............        90,800
    370,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31..............       385,725
    270,000   XTO Energy, Inc.,
                7.50%, 04/15/12..............       293,664
                                               ------------
                                                  4,701,592
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.4%
    410,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............       430,463
                                               ------------
              PRINTING AND PUBLISHING -- 0.1%
     50,000   Idearc, Inc. -- 144A,
                8.00%, 11/15/16..............        51,000
     40,000   Reader's Digest Association,
                Inc.,
                6.50%, 03/01/11..............        41,300
                                               ------------
                                                     92,300
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: BANKS -- 1.0%
$   384,318   Washington Mutual Bank, Series
                2005-AR13, Class A1A1,
                Floating Rate,
                5.64%, 10/25/45(3)...........  $    385,075
    447,444   Washington Mutual Bank, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                5.63%, 11/25/45(3)...........       449,452
    314,248   Washington Mutual Bank, Series
                2005-AR8, Class 2A1A,
                Floating Rate,
                5.64%, 07/25/45(3)...........       315,503
                                               ------------
                                                  1,150,030
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 1.8%
    368,729   Lehman XS Trust, Series
                2005-5N, Class 1A1, Floating
                Rate,
                5.65%, 11/25/35(3)...........       369,981
    265,428   Lehman XS Trust, Series
                2005-7N, Class 1A1B, Floating
                Rate,
                5.65%, 12/25/35(3)...........       266,667
    755,293   Lehman XS Trust, Series
                2006-GP4, Class 3A1A,
                Floating Rate,
                5.42%, 08/25/46(3)...........       755,179
    140,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A4A,
                4.99%, 08/13/42..............       136,866
    630,000   Morgan Stanley Capital I,
                Series 2006-IQ12, Class A4,
                5.33%, 12/15/43..............       628,652
                                               ------------
                                                  2,157,345
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 22.0%
    374,531   Accredited Mortgage Loan Trust,
                Series 2005-3, Class A1,
                Floating Rate,
                5.59%, 09/25/35(3)...........       375,096
    160,446   Adjustable Rate Mortgage Trust,
                Series 2004-2, Class 7A2,
                Floating Rate,
                5.77%, 02/25/35(3)...........       160,775
    154,883   Adjustable Rate Mortgage Trust,
                Series 2004-5, Class 7A2,
                Floating Rate,
                5.73%, 04/25/35(3)...........       155,113
    438,350   American Home Mortgage
                Investment Trust, Series
                2005-4, Class 1A1, Floating
                Rate,
                5.64%, 11/25/45(3)...........       440,396
    400,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-3, Class A4,
                4.67%, 07/10/43..............       382,786
    670,476   Banc of America Mortgage
                Securities, Series 2005-A,
                Class 2A1,
                4.46%, 02/25/35..............       655,248

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   686,623   Bear Stearns Alt-A Trust,
                Series 2004-11, Class 2A2,
                Floating Rate,
                4.95%, 11/25/34(3)...........  $    698,932
  1,200,000   Bear Stearns Mortgage Funding
                Trust, Series 2006-AR5, Class
                1A1, Floating Rate,
                5.51%, 05/25/36(3)(14).......     1,199,940
     51,252   Chevy Chase Mortgage Funding
                Corp. -- 144A, Series
                2003-2A, Class A1, Floating
                Rate,
                5.73%, 05/25/34(3)...........        51,288
    425,709   Countrywide Alternative Loan
                Trust, Series 2005-36, Class
                3A1, Floating Rate,
                4.96%, 08/25/35(3)...........       422,116
  1,162,956   Countrywide Alternative Loan
                Trust, Series 2005-38, Class
                A3, Floating Rate,
                5.67%, 09/25/35(3)...........     1,167,761
    281,401   Countrywide Alternative Loan
                Trust, Series 2005-44, Class
                1A1, Floating Rate,
                5.68%, 10/25/35(3)...........       282,046
    487,378   Countrywide Alternative Loan
                Trust, Series 2005-59, Class
                1A1, Floating Rate,
                5.65%, 11/20/35(3)...........       489,296
    453,977   Countrywide Alternative Loan
                Trust, Series 2005-J12, Class
                2A1, Floating Rate,
                5.62%, 08/25/35(3)...........       455,153
  1,359,996   Countrywide Alternative Loan
                Trust, Series 2006-OA2, Class
                A5, Floating Rate,
                5.58%, 05/20/46(3)...........     1,362,342
    632,450   Countrywide Alternative Loan
                Trust, Series 2006-OA6, Class
                1A1A, Floating Rate,
                5.56%, 07/25/46(3)...........       631,713
    224,530   Countrywide Asset-Backed
                Certificates, Series 2005-11,
                Class AF1, Floating Rate,
                5.53%, 02/25/36(3)...........       224,733
    130,000   Countrywide Asset-Backed
                Certificates, Series 2005-4,
                Class AF3,
                4.46%, 10/25/35..............       128,636
    855,078   Countrywide Home Equity Loan
                Trust -- 144A, Series
                2006-RES, Class 4Q1B,
                Floating Rate,
                5.65%, 12/15/33(3)...........       856,681
    286,355   Countrywide Home Equity Loan
                Trust, Series 2005-G, Class
                2A, Floating Rate,
                5.58%, 12/15/35(3)...........       286,847

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   447,227   Countrywide Home Loans -- 144A,
                Series 2005-R3, Class AF,
                Floating Rate,
                5.72%, 09/25/35(3)...........  $    449,936
    300,078   Countrywide Home Loans, Series
                2004-23, Class A,
                Floating Rate,
                7.41%, 11/25/34(3)...........       305,877
    809,603   Countrywide Home Loans, Series
                2005-3, Class 1A2, Floating
                Rate,
                5.64%, 04/25/35(3)...........       812,682
    593,441   Credit Suisse Mortgage Capital
                Certificates -- 144A, Series
                2006-CF2, Class A1, Floating
                Rate,
                5.58%, 05/25/36(3)...........       593,412
    141,785   First Franklin Mortgage Loan
                Asset Backed Certificates,
                Series 2004-FF10, Class A2,
                Floating Rate,
                5.75%, 12/25/32(3)...........       142,100
    210,000   GE Capital Commercial Mortgage
                Corp., Series 2005-C4, Class
                A4, Floating Rate,
                5.33%, 11/10/45(3)...........       211,059
    351,797   GMAC Mortgage Corp. Loan Trust,
                Series 2003-AR2, Class 1A1,
                Floating Rate,
                5.53%, 12/19/33(3)...........       357,763
    357,247   GMAC Mortgage Corp. Loan Trust,
                Series 2005-AR1, Class 3A,
                Floating Rate,
                4.67%, 03/18/35(3)...........       352,706
    766,132   Greenpoint Mortgage Funding
                Trust, Series 2006-AR4, Class
                A1A, Floating Rate,
                5.45%, 09/25/46(3)...........       766,270
    200,000   GS Mortgage Securities Corp.
                II, Series 2005-GG4, Class
                AABA,
                4.68%, 07/10/39..............       194,355
    144,807   Impac CMB Trust, Series
                2003-10, Class 1A1, Floating
                Rate,
                6.05%, 10/25/33(3)...........       144,956
  1,149,852   Impac CMB Trust, Series 2004-2,
                Class A1, Floating Rate,
                5.87%, 04/25/34(3)...........     1,150,745
    236,346   Impac CMB Trust, Series 2004-6,
                Class 1A1, Floating Rate,
                5.75%, 10/25/34(3)...........       237,438
    124,351   IndyMac Index Mortgage Loan
                Trust, Series 2005-AR15,
                Class A2,
                5.10%, 09/25/35..............       120,776
    296,000   IXIS Real Estate Capital Trust,
                Series 2006-HE1, Class A1,
                Floating Rate,
                5.44%, 03/25/36(3)...........       296,202

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   361,313   JPMorgan Mortgage Trust, Series
                2004-A3, Class 1A1, Floating
                Rate,
                4.30%, 07/25/34(3)...........  $    358,692
    100,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C3, Class
                A5,
                4.74%, 07/15/30..............        96,194
    100,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C3, Class
                AAB,
                4.66%, 07/15/30..............        97,122
    200,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C5, Class
                A4,
                4.95%, 09/15/40..............       195,187
    500,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A4, Class 2A2,
                4.46%, 07/25/35..............       486,992
    400,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A5, Class A3,
                4.44%, 06/25/35..............       393,048
    220,000   Merrill Lynch Mortgage Trust,
                Series 2006-C1, Class A4,
                Floating Rate,
                5.66%, 05/12/39(3)...........       226,533
    294,753   MLCC Mortgage Investors, Inc.,
                Series 2003-F, Class A1,
                Floating Rate,
                5.67%, 10/25/28(3)...........       294,777
    584,707   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 1A1,
                5.50%, 05/25/35..............       580,677
    289,902   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 1A2,
                6.00%, 05/25/35..............       291,691
  1,273,130   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 2A1,
                5.50%, 05/25/35..............     1,261,978
  1,078,026   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 2A2,
                6.00%, 05/25/35..............     1,074,986
  1,200,000   Residential Accredited Loans,
                Inc., Series 2006-Q10, Class
                A1, Floating Rate,
                5.51%, 01/25/37(3)...........     1,199,880
    355,103   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-15, Class 1A1,
                5.06%, 07/25/35..............       352,297
    228,395   Structured Asset Mortgage
                Investments, Inc., Series
                2003-AR4, Class A1, Floating
                Rate,
                5.70%, 01/19/34(3)...........       228,952
    646,107   Structured Asset Mortgage
                Investments, Inc., Series
                2006-AR6, Class 1A3, Floating
                Rate,
                5.51%, 12/25/35(3)...........       647,755

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   753,964   Thornburg Mortgage Securities
                Trust, Series 2005-4, Class
                A4, Floating Rate,
                5.55%, 12/25/35(3)...........  $    753,731
    949,391   Thornburg Mortgage Securities
                Trust, Series 2006-1, Class
                A3, Floating Rate,
                5.52%, 01/25/36(3)...........       948,673
    582,167   Zuni Mortgage Loan Trust,
                Series 2006-0A1, Class A1,
                Floating Rate,
                5.45%, 08/25/36(3)...........       581,806
                                               ------------
                                                 26,634,146
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 0.6%
    700,000   SLM Student Loan Trust, Series
                2006-5, Class A2,
                Floating Rate,
                5.37%, 07/25/17(2)...........       700,425
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
     35,000   Forest City Enterprises, Inc.,
                7.63%, 06/01/15..............        35,875
     30,000   Forest City Enterprises, Inc.,
                6.50%, 02/01/17..............        29,550
                                               ------------
                                                     65,425
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     40,000   Host Marriott LP, Series Q,
                6.75%, 06/01/16..............        40,250
     10,000   Ventas Realty LP/Ventas Capital
                Corp.,
                9.00%, 05/01/12..............        11,350
     30,000   Ventas Realty LP/Ventas Capital
                Corp.,
                6.50%, 06/01/16..............        30,900
                                               ------------
                                                     82,500
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.0%
     10,000   Cie Generale de Geophysique
                (France),
                7.50%, 05/15/15..............        10,100
                                               ------------
              SEMICONDUCTORS -- 0.0%
     15,000   NXP BV/NXP Funding LLC
                (the Netherlands) -- 144A,
                7.88%, 10/15/14(8)...........        15,581
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.6%
     90,000   AT&T, Inc.,
                5.10%, 09/15/14..............        87,522
     10,000   Bellsouth Corp.,
                4.75%, 11/15/12..............         9,662
     55,000   Cincinnati Bell, Inc.,
                7.00%, 02/15/15..............        55,344

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   185,000   Deutsche Telecom International
                Finance BV (the Netherlands),
                5.75%, 03/23/16..............  $    182,604
     40,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                9.25%, 06/15/16..............        43,200
     55,000   Intelsat, Ltd. (Bermuda),
                7.63%, 04/15/12..............        51,563
    100,000   Koninklijke KPN NV (the
                Netherlands),
                8.00%, 10/01/10..............       107,986
    115,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30..............       132,127
    300,000   Nextel Communications, Inc.,
                Series E,
                6.88%, 10/31/13..............       303,406
    190,000   Qwest Communications
                International, Inc., Floating
                Rate,
                8.87%, 02/15/09(2)...........       193,325
    150,000   Sprint Capital Corp.,
                8.38%, 03/15/12..............       166,884
     40,000   Sprint Capital Corp.,
                8.75%, 03/15/32..............        48,281
    280,000   Sprint Nextel Corp.,
                6.00%, 12/01/16..............       273,396
    190,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15..............       177,785
     40,000   Verizon Global Funding Corp.,
                7.38%, 09/01/12..............        43,784
     20,000   Windstream Corp. -- 144A,
                8.63%, 08/01/16..............        22,000
                                               ------------
                                                  1,898,869
                                               ------------
              TRANSPORTATION -- 0.3%
     40,000   Gulfmark Offshore, Inc.,
                7.75%, 07/15/14..............        41,000
     70,000   Horizon Lines LLC,
                9.00%, 11/01/12..............        73,850
     90,000   OMI Corp. (Marshall Islands),
                7.63%, 12/01/13..............        92,475
    130,000   Teekay Shipping Corp.
                (Marshall Islands),
                8.88%, 07/15/11..............       140,238
     50,000   Union Pacific Corp.,
                5.38%, 05/01/14..............        49,717
                                               ------------
                                                    397,280
                                               ------------
              UTILITIES -- 1.2%
     85,000   AES Corp.,
                7.75%, 03/01/14..............        90,100
     30,000   Dominion Resources, Inc.,
                4.75%, 12/15/10..............        29,336
    100,000   Dominion Resources, Inc.,
                5.70%, 09/17/12(8)...........       101,255

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$   190,000   Exelon Corp.,
                5.63%, 06/15/35..............  $    179,586
     70,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............        73,073
    440,000   FirstEnergy Corp., Series C,
                7.38%, 11/15/31..............       502,611
     30,000   NRG Energy, Inc.,
                7.25%, 02/01/14..............        30,300
     30,000   NRG Energy, Inc.,
                7.38%, 02/01/16..............        30,225
     20,000   Oncor Electric Delivery
                Company,
                6.38%, 01/15/15..............        20,648
    180,000   Pacific Gas & Electric Company,
                6.05%, 03/01/34..............       182,149
     90,000   TXU Corp., Series P,
                5.55%, 11/15/14..............        85,891
    100,000   TXU Corp., Series R,
                6.55%, 11/15/34..............        94,023
                                               ------------
                                                  1,419,197
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $57,647,313)...........    57,859,237
                                               ------------
  SHARES
  ------
              CONVERTIBLE PREFERRED STOCKS -- 0.2%
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS
      9,300   General Motors Corp., Series A,
                4.50% (Cost $217,415)........       235,104
                                               ------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.1%
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS
$    80,000   Ford Motor Company,
                4.25%, 12/15/36 (Cost
                $80,000).....................        85,900
                                               ------------
              MUNICIPAL BONDS -- 0.6%
              VIRGINIA
    729,916   Virginia State Housing
                Development Authority, Series
                C, Revenue Bond,
                6.00%, 06/25/34 (Cost
                $717,919)....................       729,937
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.4%
    320,000   Bundesrepublic Deutschland
                (Germany), Series 04,
                3.75%, 01/04/15(19)..........       416,559
     10,000   Federal Republic of Brazil
                (Brazil),
                8.88%, 04/15/24..............        12,485
     35,000   Federal Republic of Brazil
                (Brazil),
                10.13%, 05/15/27.............        49,263

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$   286,000   Federal Republic of Brazil
                (Brazil),
                11.00%, 08/17/40(8)..........  $    379,308
     59,648   Government of Canada Real
                Return Bonds (Canada),
                4.00%, 12/01/31(17)..........        74,218
     25,000   Republic of Colombia
                (Colombia),
                11.75%, 02/25/20.............        36,438
    100,000   Republic of Colombia
                (Colombia), Series MTN,
                7.38%, 09/18/37..............       107,600
     94,000   Republic of Panama (Panama),
                7.13%, 01/29/26..............       101,990
  1,060,000   Russian Federation
                (Russia) -- 144A,
                5.00%, 03/31/30..............     1,199,200
      8,000   United Mexican States (Mexico),
                5.63%, 01/15/17..............         8,028
     90,000   United Mexican States (Mexico),
                Series MTN,
                8.30%, 08/15/31..............       115,290
    332,000   United Mexican States (Mexico),
                Series MTNA,
                7.50%, 04/08/33..............       392,590
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $2,783,956)..................     2,892,969
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.3%
              FEDERAL HOME LOAN BANK
    310,000   Series 633,
                4.80%, 02/15/07 (Cost
                $310,000)....................       310,000
                                               ------------
              SECURITIES LENDING COLLATERAL -- 3.5%
  4,274,335   Securities Lending Collateral
                Investment (Note 4)
                (Cost $4,274,335)............     4,274,335
                                               ------------
              TOTAL SECURITIES (Cost
                $149,309,902)................   149,220,111
                                               ------------
              REPURCHASE AGREEMENTS -- 20.7%
 25,011,936   Investors Bank and Trust, dated
                12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $25,025,164
                (Collateralized by Freddie
                Mac Adjustable Rate Mortgage,
                5.85%, due 10/01/36 with a
                value of $24,921,304 and
                Government National Mortgage
                Association Adjustable Rate
                Mortgage, 5.38%, due
                03/20/24, with a value of
                $1,341,228)
                (Cost $25,011,936)...........    25,011,936
                                               ------------
              Total Investments before Call
                and Put Options
                Written -- 144.4% (Cost
                $174,321,838)................   174,232,047
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                               DECEMBER 31, 2006

 CONTRACTS                                        VALUE
 ---------                                     ------------
              CALL OPTIONS WRITTEN -- (0.0)%
        (25)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 110..........  $     (1,953)
         (1)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 111..........           (31)
                                               ------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $6,964).............        (1,984)
                                               ------------
              PUT OPTIONS WRITTEN -- (0.0)%
        (25)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 106..........        (5,078)
        (26)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 107..........       (12,594)
                                               ------------
              TOTAL PUT OPTIONS WRITTEN
                (Premium $15,432)............       (17,672)
                                               ------------
              Total Investments net of Call
                and Put Options
                Written -- 144.4% (Cost
                $174,299,442)................   174,212,391
              Liabilities less other
                assets -- (44.4)%............   (53,575,964)
                                               ------------
              NET ASSETS -- 100.0%...........  $120,636,427
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $174,320,904.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $ 776,631
    Gross unrealized depreciation............   (885,144)
                                               ---------
    Net unrealized depreciation..............  $(108,513)
                                               =========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 85.3%
              ADVERTISING -- 1.7%
$ 3,745,000   Advanstar Communications, Inc.,
                10.75%, 08/15/10.............  $  4,049,281
    470,000   Affinion Group, Inc.,
                10.13%, 10/15/13.............       500,550
    945,000   Affinion Group, Inc.,
                11.50%, 10/15/15.............     1,004,063
    645,000   Lamar Media Corp., Series B,
                6.63%, 08/15/15..............       642,581
  1,305,000   RH Donnelley Corp.,
                6.88%, 01/15/13..............     1,257,694
    660,000   RH Donnelley Corp., Series A-1,
                6.88%, 01/15/13..............       636,075
    720,000   RH Donnelley Corp., Series A-2,
                6.88%, 01/15/13..............       693,900
                                               ------------
                                                  8,784,144
                                               ------------
              AEROSPACE AND DEFENSE -- 0.5%
    575,000   Argo-Tech Corp.,
                9.25%, 06/01/11..............       623,875
    415,000   Armor Holdings, Inc.,
                8.25%, 08/15/13..............       433,675
    450,000   CPI Holdco, Inc., Floating
                Rate,
                11.30%, 02/01/15(11).........       464,625
    980,000   DRS Technologies, Inc.,
                7.63%, 02/01/18..............     1,014,300
                                               ------------
                                                  2,536,475
                                               ------------
              AGRICULTURAL EQUIPMENT -- 1.2%
  3,035,000   Case New Holland, Inc.,
                9.25%, 08/01/11..............     3,228,481
  2,780,000   Case New Holland, Inc.,
                7.13%, 03/01/14..............     2,835,600
                                               ------------
                                                  6,064,081
                                               ------------
              AGRICULTURE -- 0.3%
    675,000   The Mosaic Company -- 144A,
                7.38%, 12/01/14..............       696,094
    675,000   The Mosaic Company -- 144A,
                7.63%, 12/01/16..............       702,844
                                               ------------
                                                  1,398,938
                                               ------------
              AIRLINES -- 0.2%
    610,374   Continental Airlines, Inc.,
                Series 2001-1,
                7.03%, 06/15/11..............       608,466
    500,000   Delta Air Lines, Inc.,
                7.90%, 12/15/09(9)...........       337,500
                                               ------------
                                                    945,966
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              APPAREL: MANUFACTURING AND RETAIL -- 4.2%
$ 2,135,000   Hanesbrands, Inc. -- 144A,
                Floating Rate,
                8.74%, 12/15/14(11)..........  $  2,183,038
  4,035,000   Levi Strauss & Company,
                12.25%, 12/15/12.............     4,509,112
    690,000   Levi Strauss & Company,
                9.75%, 01/15/15..............       746,925
  2,110,000   Levi Strauss & Company,
                8.88%, 04/01/16..............     2,215,500
  2,940,000   Levi Strauss & Company,
                Floating Rate,
                10.12%, 04/01/12(2)..........     3,031,875
  2,695,000   Oxford Industries, Inc.,
                8.88%, 06/01/11..............     2,796,063
  2,920,000   Perry Ellis International,
                Inc., Series B,
                8.88%, 09/15/13..............     2,934,600
  1,830,000   Phillips Van-Heusen Corp.,
                7.25%, 02/15/11..............     1,875,750
    685,000   Phillips Van-Heusen Corp.,
                8.13%, 05/01/13..............       722,675
                                               ------------
                                                 21,015,538
                                               ------------
              AUTOMOBILE: RENTAL -- 0.6%
  2,545,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............     2,678,612
    475,000   Rental Service Corp. -- 144A,
                9.50%, 12/01/14..............       492,813
                                               ------------
                                                  3,171,425
                                               ------------
              AUTOMOBILE: RETAIL -- 0.1%
    660,000   AutoNation, Inc., Floating
                Rate,
                7.37%, 04/15/13(2)...........       666,600
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.5%
  2,610,000   Collins & Aikman Products
                Company, Series B,
                9.75%, 02/15/10..............     2,681,774
    395,000   Commercial Vehicle Group,
                8.00%, 07/01/13..............       388,088
  1,000,000   Tenneco Automotive, Inc.,
                8.63%, 11/15/14..............     1,025,000
  2,195,000   Tenneco Automotive, Inc.,
                Series B,
                10.25%, 07/15/13.............     2,414,500
    775,000   Titan International,
                Inc. -- 144A,
                8.00%, 01/15/12..............       783,719
    354,000   TRW Automotive, Inc.,
                11.00%, 02/15/13.............       389,843
                                               ------------
                                                  7,682,924
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 6.0%
$   620,000   Adelphia Communications,
                10.25%, 11/01/06(9)(13)......  $    565,750
    840,000   Adelphia Communications,
                10.25%, 06/15/11(9)..........       802,200
    305,000   Adelphia Communications, Series
                B,
                9.25%, 10/01/02(9)(13).......       279,075
  2,075,000   Cablevision Systems Corp.,
                Class B, Floating Rate,
                9.87%, 04/01/09(11)..........     2,199,500
  1,530,000   CCH I LLC/CCH I Capital Corp.,
                11.00%, 10/01/15.............     1,577,813
  5,970,000   CCO Holdings LLC/Capital Corp.,
                8.75%, 11/15/13..............     6,231,187
    980,000   CSC Holdings, Inc.,
                7.25%, 07/15/08..............       993,475
    105,000   CSC Holdings, Inc., Series B,
                8.13%, 07/15/09..............       109,331
    635,000   CSC Holdings, Inc., Series B,
                8.13%, 08/15/09..............       661,194
    135,000   CSC Holdings, Inc., Series B,
                7.63%, 04/01/11..............       138,206
  4,700,000   Insight Communications Company,
                Inc.,
                12.25%, 02/15/11.............     4,934,999
  1,235,000   Kabel Deutschland GMBH
                (Germany),
                10.63%, 07/01/14.............     1,375,481
    715,000   LBI Media, Inc.,
                10.13%, 07/15/12.............       762,369
    570,000   LBI Media, Inc.,
                zero coupon, 10/15/13(7).....       493,763
  1,215,000   Mediacom Broadband LLC/
                Mediacom Broadband Corp. --
                144A,
                8.50%, 10/15/15..............     1,236,263
  1,880,000   Rainbow National Services
                LLC -- 144A,
                8.75%, 09/01/12..............     1,985,750
  2,670,000   Rainbow National Services
                LLC -- 144A,
                10.38%, 09/01/14.............     2,980,387
  2,885,000   Sirius Satellite Radio, Inc.,
                9.63%, 08/01/13..............     2,852,544
    185,000   XM Satellite Radio, Inc.,
                9.75%, 05/01/14..............       185,925
                                               ------------
                                                 30,365,212
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS -- 3.2%
$ 1,381,000   Crystal US Holdings 3
                LLC/Crystal US Sub 3
                Corp. --
                Series B,
                zero coupon, 10/01/14(7).....  $  1,194,565
  1,210,000   Equistar Chemical/Funding,
                10.63%, 05/01/11.............     1,294,700
  1,086,000   Huntsman LLC,
                11.63%, 10/15/10.............     1,191,885
  1,160,000   Ineos Group Holdings PLC --
                144A (United Kingdom),
                8.50%, 02/15/16..............     1,113,600
    320,000   Lyondell Chemical Company,
                11.13%, 07/15/12.............       345,600
  1,301,000   Lyondell Chemical Company,
                10.50%, 06/01/13.............     1,437,605
  1,865,000   Lyondell Chemical Company,
                8.00%, 09/15/14..............     1,944,263
    930,000   Lyondell Chemical Company,
                8.25%, 09/15/16..............       981,150
    830,000   Nova Chemicals Corp. (Canada),
                Floating Rate,
                8.50%, 11/15/13(11)..........       834,150
  2,900,000   OM Group, Inc.,
                9.25%, 12/15/11..............     3,048,625
  1,375,000   Reichhold Industries,
                Inc. -- 144A,
                9.00%, 08/15/14..............     1,354,375
  1,148,000   Rockwood Specialties Corp.,
                10.63%, 05/15/11.............     1,228,360
                                               ------------
                                                 15,968,878
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 1.9%
    475,000   Activant Solutions,
                Inc. -- 144A,
                9.50%, 05/01/16..............       444,125
  1,800,000   Interface, Inc.,
                10.38%, 02/01/10.............     1,998,000
    170,000   Interface, Inc.,
                9.50%, 02/01/14..............       179,350
  1,125,000   Sungard Data Systems, Inc.,
                9.13%, 08/15/13..............     1,186,875
    840,000   Sungard Data Systems, Inc.,
                Floating Rate,
                9.97%, 08/15/13(11)..........       876,750
  4,325,000   UGS Corp.,
                10.00%, 06/01/12.............     4,735,875
                                               ------------
                                                  9,420,975
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.2%
  1,775,000   Dayton Superior Corp.,
                10.75%, 09/15/08.............     1,863,750
    775,000   ESCO Corp. -- 144A,
                8.63%, 12/15/13..............       800,188

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES
                (CONTINUED)
$   775,000   ESCO Corp. -- 144A, Floating
                Rate,
                9.24%, 12/15/13(2)...........  $    790,500
  1,306,000   Goodman Global Holdings, Series
                B, Floating Rate,
                8.36%, 06/15/12(11)..........     1,328,855
    650,000   Interline Brands, Inc.,
                8.13%, 06/15/14..............       671,125
  3,660,000   Nortek, Inc.,
                8.50%, 09/01/14..............     3,605,099
  1,555,000   Panolam Industries
                International -- 144A,
                10.75%, 10/01/13.............     1,644,413
    330,000   Stanley-Martin Communities LLC,
                9.75%, 08/15/15..............       262,350
                                               ------------
                                                 10,966,280
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.3%
    815,000   Amscan Holdings, Inc.,
                8.75%, 05/01/14..............       797,681
    755,000   Steinway Musical Instruments --
                144A,
                7.00%, 03/01/14..............       741,788
                                               ------------
                                                  1,539,469
                                               ------------
              CONTAINERS AND PACKAGING -- 1.1%
    745,000   BPC Holding Corp./Berry Plastic
                Corp. -- 144A,
                8.88%, 09/15/14..............       759,900
    555,000   BPC Holding Corp./Berry Plastic
                Corp. -- 144A, Floating Rate,
                9.24%, 09/15/14(2)...........       564,713
  1,055,000   Intertape Polymer US, Inc.,
                8.50%, 08/01/14..............       957,413
    400,000   Jefferson Smurfit Corp.,
                7.50%, 06/01/13..............       378,000
    990,206   Pliant Corp.,
                11.85%, 06/15/09(14).........     1,080,625
  2,015,000   Stone Container Finance Company
                of Canada (Canada),
                7.38%, 07/15/14..............     1,884,024
                                               ------------
                                                  5,624,675
                                               ------------
              DISTRIBUTION -- 0.2%
    916,000   Jafra Cosmetics International,
                10.75%, 05/15/11.............       983,555
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              EDUCATION -- 1.0%
$ 1,700,000   Education Management
                LLC -- 144A,
                8.75%, 06/01/14..............  $  1,768,000
  2,335,000   Education Management
                LLC -- 144A,
                10.25%, 06/01/16.............     2,480,938
    740,000   Knowledge Learning Center -- 144A,
                7.75%, 02/01/15..............       712,250
                                               ------------
                                                  4,961,188
                                               ------------
              ELECTRONICS -- 0.1%
    550,000   Muzak LLC,
                10.00%, 02/15/09.............       528,688
                                               ------------
              ENERGY SERVICES -- 0.3%
  1,360,000   Verasun Energy Corp.,
                9.88%, 12/15/12..............     1,448,400
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 1.4%
  1,160,000   Aleris International,
                Inc. -- 144A,
                9.00%, 12/15/14..............     1,171,600
  2,560,000   Aleris International,
                Inc. -- 144A,
                10.00%, 12/15/16.............     2,579,200
  1,150,000   Allied Waste North America,
                Inc.,
                7.25%, 03/15/15..............     1,157,188
  1,800,000   Waste Services, Inc.,
                9.50%, 04/15/14..............     1,885,500
                                               ------------
                                                  6,793,488
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.1%
    365,000   United Rentals North America, Inc.,
                7.75%, 11/15/13..............       368,194
                                               ------------
              FINANCIAL SERVICES -- 5.1%
  1,335,000   BCP US Crystal Holdings Corp.,
                9.63%, 06/15/14..............     1,481,850
  1,765,000   Ford Motor Credit Company,
                6.63%, 06/16/08..............     1,764,396
  3,090,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............     3,098,522
  1,465,000   Ford Motor Credit Company,
                7.88%, 06/15/10..............     1,478,267
    100,000   Ford Motor Credit Company,
                9.88%, 08/10/11..............       107,051
  5,220,000   Ford Motor Credit Company,
                Floating Rate,
                8.37%, 11/02/07(2)...........     5,302,184
  2,400,000   Ford Motor Credit Company,
                Floating Rate,
                8.11%, 01/13/12(2)...........     2,381,124
    470,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09..............       468,440

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   170,000   General Motors Acceptance
                Corp.,
                7.00%, 02/01/12..............  $    175,572
  5,375,000   General Motors Acceptance
                Corp.,
                8.00%, 11/01/31..............     6,188,780
    935,000   GMAC LLC,
                5.13%, 05/09/08..............       925,300
  2,380,000   Residential Capital
                Corp. -- 144A, Floating Rate,
                7.20%, 04/17/09(2)...........     2,393,147
                                               ------------
                                                 25,764,633
                                               ------------
              FOOD AND BEVERAGE -- 2.6%
  3,725,000   ASG Consolidated LLC/ASG
                Finance, Inc.,
                zero coupon, 11/01/11(7).....     3,333,875
  2,475,000   Dean Foods Company,
                7.00%, 06/01/16..............     2,512,125
  2,350,000   Dole Foods Company,
                8.63%, 05/01/09..............     2,347,063
  1,415,000   Pierre Foods, Inc.,
                9.88%, 07/15/12..............     1,464,525
  3,240,000   Pinnacle Foods Holding Corp.,
                8.25%, 12/01/13..............     3,333,150
                                               ------------
                                                 12,990,738
                                               ------------
              FUNERAL SERVICES -- 0.2%
  1,090,000   Service Corp. International,
                7.00%, 06/15/17..............     1,109,075
                                               ------------
              INSURANCE -- 0.5%
  2,615,000   Multiplan, Inc. -- 144A,
                10.38%, 04/15/16.............     2,615,000
                                               ------------
              LEISURE AND RECREATION -- 10.7%
  2,365,000   AMC Entertainment, Inc.,
                9.88%, 02/01/12..............     2,495,075
    820,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16.............       924,550
    270,000   AMC Entertainment, Inc.,
                Floating Rate,
                9.62%, 08/15/10(2)...........       280,463
  1,225,000   Buffalo Thunder Development
                Authority -- 144A,
                9.38%, 12/15/14..............     1,249,500
  1,105,000   CCM Merger, Inc. -- 144A,
                8.00%, 08/01/13..............     1,085,663
  1,200,000   Chukchansi Economic Development
                Authority -- 144A, Floating
                Rate,
                8.88%, 11/15/12(11)..........     1,239,000
    181,058   Eldorado Casino Shreveport,
                10.00%, 08/01/12.............       172,910

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 2,240,000   Galaxy Entertainment Finance --
                144A (Hong Kong),
                9.88%, 12/15/12..............  $  2,410,800
  1,000,000   Galaxy Entertainment Finance --
                144A (Hong Kong), Floating
                Rate,
                10.35%, 12/15/10(11).........     1,065,000
  3,025,000   GreekTown Holdings -- 144A,
                10.75%, 12/01/13.............     3,176,249
  1,042,004   HRP Myrtle Beach
                Holdings/CA -- 144A,
                14.50%, 04/01/14(12).........     1,099,314
    945,000   HRP Myrtle Beach
                Operations/CA -- 144A,
                12.50%, 04/01/13.............       948,544
  1,730,000   HRP Myrtle Beach
                Operations/CA -- 144A,
                Floating Rate,
                10.12%, 04/01/12(11).........     1,738,650
  1,955,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............     2,121,175
  1,410,000   Las Vegas Sands Corp.,
                6.38%, 02/15/15..............     1,372,988
    890,000   Majestic Holdco LLC -- 144A,
                zero coupon, 10/15/11(7).....       600,750
  3,245,000   Marquee Holdings, Inc.,
                zero coupon, 08/15/14(7).....     2,737,969
  1,500,000   MGM MIRAGE,
                6.63%, 07/15/15..............     1,436,250
    460,000   Mohegan Tribal Gaming
                Authority,
                8.00%, 04/01/12..............       481,275
  2,275,000   OED Corp./Diamond JO,
                8.75%, 04/15/12..............     2,263,625
  1,330,000   San Pasqual Casino -- 144A,
                8.00%, 09/15/13..............     1,373,225
    455,000   Station Casinos, Inc.,
                6.00%, 04/01/12..............       433,956
    250,000   Station Casinos, Inc.,
                7.75%, 08/15/16..............       253,125
    695,000   The Majestic Star Casino LLC,
                9.50%, 10/15/10..............       733,225
    905,000   The Majestic Star Casino LLC/
                Majestic Star Casino Capital
                Corp. II,
                9.75%, 01/15/11..............       900,475
  7,865,000   Trump Entertainment Resorts,
                Inc.,
                8.50%, 06/01/15..............     7,864,999
  1,550,000   Tunica-Biloxi Gaming
                Authority -- 144A,
                9.00%, 11/15/15..............     1,612,000
    375,000   Turning Stone Resort Casino --
                144A,
                9.13%, 09/15/14..............       385,313

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 2,915,000   Universal City Development
                Partners, Ltd.,
                11.75%, 04/01/10.............  $  3,137,268
  3,340,000   Universal City Florida,
                Floating Rate,
                10.12%, 05/01/10(2)..........     3,465,249
  1,897,000   Waterford Gaming LLC -- 144A,
                8.63%, 09/15/12..............     2,015,563
  2,585,000   Wynn Las Vegas LLC/Capital
                Corp.,
                6.63%, 12/01/14..............     2,581,769
                                               ------------
                                                 53,655,917
                                               ------------
              MACHINERY -- 1.1%
  2,075,000   Allis Chalmers Energy, Inc. -- 144A,
                9.00%, 01/15/14..............     2,095,750
  1,010,000   Altra Industrial Motion,
                9.00%, 12/01/11..............     1,035,250
    830,000   Chart Industries, Inc. -- 144A,
                9.13%, 10/15/15..............       879,800
    905,000   Stewart & Stevenson
                LLC -- 144A,
                10.00%, 07/15/14.............       954,775
    305,000   The Manitowoc Company, Inc.,
                10.50%, 08/01/12.............       329,019
                                               ------------
                                                  5,294,594
                                               ------------
              MANUFACTURING -- 0.7%
  2,105,000   Amsted Industries,
                Inc. -- 144A,
                10.25%, 10/15/11.............     2,262,875
    675,000   Bombardier, Inc. -- 144A (Canada),
                8.00%, 11/15/14..............       695,250
     10,000   Koppers, Inc.,
                9.88%, 10/15/13..............        10,925
    380,000   Nutro Products, Inc. -- 144A,
                Floating Rate,
                9.40%, 10/15/13(11)..........       395,200
    720,000   Venture Holdings Trust, Series
                B,
                9.50%, 07/01/05(9)(13).......         3,600
                                               ------------
                                                  3,367,850
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 5.0%
  1,485,000   Accellent, Inc.,
                10.50%, 12/01/13.............     1,548,113
  2,235,000   AMR Holding Company/Emcare
                Holding Company,
                10.00%, 02/15/15.............     2,430,562
  1,035,000   CDRV Investors, Inc.,
                zero coupon, 01/01/15(7).....       807,300
    270,000   Concentra Operating Corp.,
                9.50%, 08/15/10..............       284,850

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES (CONTINUED)
$   220,000   Concentra Operating Corp.,
                9.13%, 06/01/12..............  $    232,100
    205,000   HCA, Inc.,
                8.75%, 09/01/10..............       214,225
  3,165,000   HCA, Inc. -- 144A,
                9.25%, 11/15/16..............     3,398,418
  1,440,000   HCA, Inc. -- 144A,
                9.63%, 11/15/16..............     1,551,600
    870,000   Inverness Medical Innovations,
                8.75%, 02/15/12..............       909,150
    910,000   National Mentor
                Holdings -- 144A,
                11.25%, 07/01/14.............       971,425
  1,170,000   Norcross Safety Products LLC --
                Series B,
                9.88%, 08/15/11..............     1,251,900
    985,000   Res-Care, Inc.,
                7.75%, 10/15/13..............     1,014,550
  2,192,207   Safety Products Holdings,
                Series B,
                11.75%, 01/01/12(12)(14).....     2,367,583
    945,000   Triad Hospitals, Inc.,
                7.00%, 05/15/12..............       966,263
  1,115,000   Triad Hospitals, Inc.,
                7.00%, 11/15/13..............     1,127,544
    575,000   US Oncology Holdings, Inc.,
                Floating Rate,
                10.68%, 03/15/15(11).........       593,688
  1,570,000   US Oncology, Inc.,
                9.00%, 08/15/12..............     1,664,200
  1,775,000   US Oncology, Inc.,
                10.75%, 08/15/14.............     1,970,250
  1,985,000   VWR International, Inc.,
                8.00%, 04/15/14..............     2,054,475
                                               ------------
                                                 25,358,196
                                               ------------
              METALS AND MINING -- 2.0%
    645,000   AK Steel Corp.,
                7.88%, 02/15/09..............       648,225
  1,405,000   FMG Finance Property, Ltd. --
                144A (Australia),
                10.63%, 09/01/16.............     1,513,888
    870,000   FMG Finance Property, Ltd. --
                144A (Australia), Floating
                Rate,
                9.37%, 09/01/11(2)...........       872,175
  1,349,000   Ispat Inland ULC (Canada),
                9.75%, 04/01/14..............     1,509,501
  1,063,000   Mueller Group, Inc.,
                10.00%, 05/01/12.............     1,161,328
    831,000   Mueller Holdings NA, Inc.,
                zero coupon, 04/15/14(7).....       752,055

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              METALS AND MINING (CONTINUED)
$ 1,580,000   Novelis, Inc. -- 144A (Canada),
                8.25%, 02/15/15..............  $  1,536,550
  2,050,000   RathGibson, Inc.,
                11.25%, 02/15/14.............     2,183,249
                                               ------------
                                                 10,176,971
                                               ------------
              OIL, COAL AND GAS -- 4.9%
    415,000   Alpha Natural Resources,
                10.00%, 06/01/12.............       452,350
    490,000   Clayton William Energy,
                7.75%, 08/01/13..............       454,475
    320,000   Copano Energy LLC,
                8.13%, 03/01/16..............       332,800
  1,895,000   Dynegy Holdings, Inc.,
                8.38%, 05/01/16..............     1,999,225
  1,550,000   Dynegy Holdings, Inc.,
                7.63%, 10/15/26..............     1,511,250
    740,000   El Paso Corp.,
                9.63%, 05/15/12..............       843,600
    160,000   El Paso Production Holding
                Company,
                7.75%, 06/01/13..............       168,200
    685,000   Encore Acquisition Corp.,
                7.25%, 12/01/17..............       666,163
    695,000   Giant Industries, Inc.,
                8.00%, 05/15/14..............       754,944
  1,305,000   Inergy LP/Inergy Finance Corp.,
                6.88%, 12/15/14..............     1,288,688
    135,000   Inergy LP/Inergy Finance Corp.,
                8.25%, 03/01/16..............       142,425
    380,000   Northwest Pipeline Corp.,
                8.13%, 03/01/10..............       397,575
  1,055,000   Ocean Rig Norway AS -- 144A
                (Norway),
                8.38%, 07/01/13..............     1,128,850
  1,930,000   Opti Canada, Inc. (Canada) --
                144A,
                8.25%, 12/15/14..............     1,992,725
    525,000   Parker Drilling Company,
                9.63%, 10/01/13..............       578,156
    175,000   Petrobras International Finance
                (Cayman Islands),
                7.75%, 09/15/14..............       195,563
  4,215,000   Petrohawk Energy Corp.,
                9.13%, 07/15/13..............     4,446,824
  1,015,000   Quicksilver Resources, Inc.,
                7.13%, 04/01/16..............       997,238
    440,000   Ram Energy, Inc.,
                11.50%, 02/15/08.............       456,500
    480,000   Regency Energy
                Partners -- 144A,
                8.38%, 12/15/13..............       483,600

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$ 2,535,000   Semgroup LP -- 144A,
                8.75%, 11/15/15..............  $  2,560,349
    290,000   SESI LLC,
                6.88%, 06/01/14..............       290,000
  2,360,000   United Refining Company,
                10.50%, 08/15/12.............     2,489,800
                                               ------------
                                                 24,631,300
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.9%
    740,000   Domtar, Inc. (Canada),
                7.13%, 08/01/15..............       728,900
    115,000   Georgia-Pacific Corp.,
                9.50%, 12/01/11..............       126,500
  3,590,000   MDP Acquisitions PLC (Ireland),
                9.63%, 10/01/12..............     3,823,350
  3,910,000   NewPage Corp.,
                10.00%, 05/01/12.............     4,144,600
    665,000   NewPage Corp., Floating Rate,
                11.62%, 05/01/12(2)..........       721,525
                                               ------------
                                                  9,544,875
                                               ------------
              PRINTING AND PUBLISHING -- 2.1%
  3,300,000   American Media Operations,
                Inc., Series B,
                10.25%, 05/01/09.............     3,205,125
  2,281,634   CanWest Media, Inc. (Canada),
                8.00%, 09/15/12..............     2,392,864
    410,000   CBD Media LLC/CBD Finance,
                Inc.,
                8.63%, 06/01/11..............       422,300
  1,241,000   Dex Media West Finance Company,
                Series B,
                9.88%, 08/15/13..............     1,358,895
  1,145,000   Idearc, Inc. -- 144A,
                8.00%, 11/15/16..............     1,167,900
    475,000   MediaNews Group, Inc.,
                6.88%, 10/01/13..............       432,250
    290,000   Medimedia USA, Inc. -- 144A,
                11.38%, 11/15/14.............       305,225
  1,000,000   Primedia, Inc., Floating Rate,
                10.75%, 05/15/10(2)..........     1,045,000
                                               ------------
                                                 10,329,559
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.2%
    915,000   HydroChem Industrial Services,
                Inc. -- 144A,
                9.25%, 02/15/13..............       924,150
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.2%
    950,000   Host Hotels & Resorts
                LP -- 144A,
                6.88%, 11/01/14..............       966,625
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL -- 7.1%
$ 1,125,000   Bon-Ton Department Stores,
                Inc.,
                10.25%, 03/15/14.............  $  1,155,938
    480,000   General Nutrition Centers,
                Inc.,
                8.50%, 12/01/10..............       495,600
    515,000   General Nutrition Centers,
                Inc.,
                8.63%, 01/15/11..............       544,613
  2,415,000   GNC Parent Corp. -- 144A,
                Floating Rate,
                12.14%, 12/01/11(11).........     2,427,075
  4,540,000   GSC Holdings Corp.,
                8.00%, 10/01/12..............     4,766,999
  4,090,000   GSC Holdings Corp.,
                Floating Rate,
                9.25%, 10/01/11(2)...........     4,263,824
    480,000   Linens 'n Things, Inc.,
                Floating Rate,
                11.00%, 01/15/14(2)..........       468,000
  3,055,000   Michaels Stores, Inc. -- 144A,
                10.00%, 11/01/14.............     3,192,475
  1,150,000   Michaels Stores, Inc. -- 144A,
                11.38%, 11/01/16.............     1,204,625
  3,175,000   Neiman Marcus Group, Inc.,
                9.00%, 10/15/15..............     3,480,594
    525,000   Neiman Marcus Group, Inc.,
                10.38%, 10/15/15.............       586,688
  2,910,000   Rite Aid Corp.,
                8.13%, 05/01/10..............     2,986,388
  4,885,000   Rite Aid Corp. -- 144A,
                6.13%, 12/15/08..............     4,842,255
  1,920,000   Sally Holdings LLC -- 144A,
                9.25%, 11/15/14..............     1,965,600
  2,900,000   Sally Holdings LLC -- 144A,
                10.50%, 11/15/16.............     2,972,500
    480,000   Toys "R" Us, Inc.,
                7.38%, 10/15/18..............       391,200
                                               ------------
                                                 35,744,374
                                               ------------
              RETAIL: RESTAURANTS -- 1.0%
  1,140,000   Buffets, Inc. -- 144A,
                12.50%, 11/01/14.............     1,154,250
  1,720,000   El Pollo Loco, Inc.,
                11.75%, 11/15/13.............     1,874,800
  1,740,000   NPC International, Inc., Series
                WI,
                9.50%, 05/01/14..............     1,792,200
                                               ------------
                                                  4,821,250
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RUBBER PRODUCTS -- 0.3%
$   675,000   The Goodyear Tire & Rubber
                Company -- 144A,
                8.63%, 12/01/11..............  $    700,313
    960,000   The Goodyear Tire & Rubber
                Company -- 144A, Floating
                Rate,
                9.14%, 12/01/09(11)..........       968,400
                                               ------------
                                                  1,668,713
                                               ------------
              SEMICONDUCTORS -- 0.5%
    635,000   Avago Technologies Finance
                Pte., Ltd. -- 144A
                (Singapore),
                10.13%, 12/01/13.............       681,038
  1,155,000   Freescale
                Semiconductor -- 144A,
                8.88%, 12/15/14..............     1,156,443
    480,000   Freescale
                Semiconductor -- 144A,
                9.13%, 12/15/14(12)..........       479,400
                                               ------------
                                                  2,316,881
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 7.0%
  1,460,000   Centennial Cellular/Communications,
                10.13%, 06/15/13.............     1,580,450
  2,025,000   Digicel, Ltd. -- 144A
                (Bermuda),
                9.25%, 09/01/12..............     2,171,813
    755,000   General Cable Corp.,
                9.50%, 11/15/10..............       804,075
  3,600,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                9.25%, 06/15/16..............     3,887,999
  5,000,000   Intelsat Bermuda, Ltd.
                (Bermuda),
                5.25%, 11/01/08..............     4,887,499
  2,520,000   Intelsat Subsidiary Holding
                Company, Ltd. (Bermuda),
                Floating Rate,
                10.48%, 01/15/12(11).........     2,554,650
  1,000,000   IWO Holdings, Inc.,
                14.00%, 01/15/11(9)(14)......            --
    185,000   IWO Holdings, Inc., Floating
                Rate,
                9.12%, 01/15/12(2)...........       189,625
  1,210,000   Level 3 Financing,
                Inc. -- 144A,
                9.25%, 11/01/14..............     1,240,250
  1,790,000   NTL Cable PLC (United Kingdom),
                8.75%, 04/15/14..............     1,881,738
    460,000   Qwest Capital Funding, Inc.,
                7.00%, 08/03/09..............       470,350
    290,000   Qwest Communications
                International, Series B,
                7.50%, 11/01/08..............       295,800
  1,745,000   Qwest Communications
                International, Series B,
                7.50%, 02/15/14..............     1,806,075
    515,000   Qwest Corp.,
                8.88%, 03/15/12..............       576,156

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES (CONTINUED)
$   470,000   Qwest Corp.,
                7.63%, 06/15/15..............  $    505,250
    110,000   Qwest Corp.,
                7.20%, 11/10/26..............       111,375
  2,430,000   Qwest Corp., Floating Rate,
                8.61%, 06/15/13(2)...........     2,642,625
    140,000   Rogers Wireless, Inc. (Canada),
                8.00%, 12/15/12..............       150,150
  1,065,000   Rogers Wireless, Inc. (Canada),
                Floating Rate,
                8.49%, 12/15/10(2)...........     1,088,963
    450,000   Telemig Celular Participacoes
                SA/Amazonia Cel -- 144A
                (Brazil),
                8.75%, 01/20/09..............       471,375
  1,590,000   Ubiquitel Operating Company,
                9.88%, 03/01/11..............     1,725,150
  2,650,000   West Corp. -- 144A,
                9.50%, 10/15/14..............     2,663,250
  1,360,000   Windstream Corp. -- 144A,
                8.13%, 08/01/13..............     1,479,000
  1,870,000   Windstream Corp. -- 144A,
                8.63%, 08/01/16..............     2,057,000
                                               ------------
                                                 35,240,618
                                               ------------
              TRANSPORTATION -- 1.8%
    497,000   H-Lines Finance Holding,
                zero coupon, 04/01/13(7).....       464,695
  1,277,000   Horizon Lines LLC,
                9.00%, 11/01/12..............     1,347,235
    705,000   Kansas City Southern,
                9.50%, 10/01/08..............       740,250
  1,200,000   Kansas City Southern de Mexico,
                S de RL de CV -- 144A
                (Mexico),
                7.63%, 12/01/13..............     1,203,000
  2,230,000   Sabre Holdings Corp.,
                7.35%, 08/01/11..............     2,157,443
  2,325,000   TFM, SA de CV (Mexico),
                9.38%, 05/01/12..............     2,493,562
    610,000   TFM, SA de CV (Mexico),
                12.50%, 06/15/12.............       661,850
                                               ------------
                                                  9,068,035
                                               ------------
              UTILITIES -- 2.3%
    400,000   AES Corp. -- 144A,
                8.75%, 05/15/13..............       430,500
    310,000   AES Corp. -- 144A,
                9.00%, 05/15/15..............       334,800
    466,190   AES Eastern Energy, Series
                99-A,
                9.00%, 01/02/17..............       522,424

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$ 2,750,000   Mission Energy Holding Company,
                13.50%, 07/15/08.............  $  3,045,625
    660,000   NRG Energy, Inc.,
                7.25%, 02/01/14..............       666,600
    995,000   NRG Energy, Inc.,
                7.38%, 02/01/16..............     1,002,463
  2,400,000   NRG Energy, Inc.,
                7.38%, 01/15/17..............     2,412,000
  2,015,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............     2,297,100
    820,000   Reliant Energy, Inc.,
                9.25%, 07/15/10..............       865,100
                                               ------------
                                                 11,576,612
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $416,257,617)..........   428,401,059
                                               ------------
              LOAN PARTICIPATIONS -- 4.9%
  2,010,000   BLB Worldwide Holdings,
                9.70%, 06/30/12..............     2,040,150
  4,180,000   HCA, Inc.,
                8.09%, 11/01/13..............     4,231,146
  3,260,000   Hit Entertainment, Inc.,
                Tranche LN227528,
                10.86%, 02/05/13.............     3,301,770
  2,100,000   Houghton Mifflin, Inc.,
                11.07%, 12/21/07.............     2,113,125
  1,400,000   M Holdings,
                8.65%, 12/13/08..............     1,400,000
  7,000,000   Nielsen Finance LLC,
                8.13%, 08/09/13..............     7,057,359
    420,000   Ply Gem Industries,
                11.12%, 10/31/11.............       423,806
  1,040,000   Rental Services Corp.,
                8.87%, 11/21/13..............     1,050,888
  2,780,000   Sand Ridge Energy/Riata
                Energy, Inc.,
                11.00%, 11/21/07.............     2,807,800
                                               ------------
              TOTAL LOAN PARTICIPATIONS (Cost
                $24,166,828).................    24,426,044
                                               ------------
  SHARES
  ------
              COMMON STOCKS -- 0.4%
              LEISURE AND RECREATION -- 0.4%
        970   HRP -- Class B*(14)............            10
      1,100   Shreveport Gaming Holdings,
                Inc.*(14)....................        19,635
    104,876   Trump Entertainment Resorts,
                Inc.*........................     1,912,937
                                               ------------
                                                  1,932,582
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES -- 0.0%
    550,000   Mirant Corp. (Escrow
                Certificates)*...............  $      8,124
  1,220,000   Mirant Corp. (Escrow
                Certificates)*...............        15,250
                                               ------------
                                                     23,374
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $1,393,596)..................     1,955,956
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 0.9%
              OIL, COAL AND GAS -- 0.5%
      5,273   Chesapeake Energy
                Corp. -- 144A,
                5.00%........................       537,846
     21,865   Chesapeake Energy Corp.,
                4.50%........................     2,101,227
                                               ------------
                                                  2,639,073
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.4%
     38,375   Crown Castle International
                Corp.,
                6.25%........................     2,105,828
                                               ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS (Cost $4,427,021).....     4,744,901
                                               ------------
              WARRANTS -- 0.1%
      1,125   American Tower Corp.,
                Expires 08/01/08*............       592,108
      1,000   IPCS, Inc. -- 144A,
                Expires 07/15/10*(14)(27)....            --
      1,000   IWO Holdings, Inc.,
                Expires 01/15/11*(14)(27)....            --
        250   Ubiquitel, Inc. -- 144A,
                Expires 04/15/10*(14)(27)....            --
                                               ------------
              TOTAL WARRANTS (Cost
                $75,402).....................       592,108
                                               ------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.4%
              AEROSPACE AND DEFENSE -- 0.2%
$ 1,305,000   L-3 Communications
                Corp. -- 144A,
                3.00%, 08/01/35..............     1,376,775
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CONVERTIBLE BONDS (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 0.2%
$ 1,000,000   XM Satellite Radio Holdings,
                Inc.,
                1.75%, 12/01/09..............  $    853,750
                                               ------------
              TOTAL CONVERTIBLE BONDS (Cost
                $2,288,255)..................     2,230,525
                                               ------------
              TOTAL SECURITIES (Cost
                $448,608,719)................   462,350,593
                                               ------------
              REPURCHASE AGREEMENTS -- 5.0%
 25,159,129   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $25,172,435
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                5.85%, due 12/25/33, with a
                value of $25,578,992 and
                Small Business
                Administration, 8.63%, due
                10/25/15, with a value of
                $838,093) (Cost
                $25,159,129).................    25,159,129
                                               ------------
              Total Investments -- 97.0%
                (Cost $473,767,848)..........   487,509,722
              Other assets less
                liabilities -- 3.0%..........    14,820,334
                                               ------------
              NET ASSETS -- 100.0%...........  $502,330,056
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $473,804,079.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $15,712,800
    Gross unrealized depreciation...........   (2,007,157)
                                              -----------
    Net unrealized appreciation.............  $13,705,643
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 60.4%
              AEROSPACE AND DEFENSE -- 1.9%
     21,450   Lockheed Martin Corp. .........  $  1,974,901
     26,471   Northrop Grumman Corp. ........     1,792,087
     33,650   Raytheon Company...............     1,776,720
     20,200   The Boeing Company.............     1,794,568
                                               ------------
                                                  7,338,276
                                               ------------
              AGRICULTURE -- 0.5%
     36,600   Monsanto Company...............     1,922,598
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 0.1%
      7,800   American Eagle Outfitters,
                Inc. ........................       243,438
                                               ------------
              AUTOMOBILE: RETAIL -- 0.4%
     66,700   AutoNation, Inc.*(8)...........     1,422,044
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.2%
     12,400   Autoliv, Inc. (Sweden) ........       747,720
                                               ------------
              BANKS -- 3.9%
     83,312   Bank of America Corp. .........     4,448,027
     16,500   Hudson City Bancorp, Inc. .....       229,020
     11,000   UnionBanCal Corp. .............       673,750
     69,682   US Bancorp.....................     2,521,792
     58,645   Wachovia Corp. ................     3,339,833
     98,600   Wells Fargo & Company..........     3,506,216
                                               ------------
                                                 14,718,638
                                               ------------
              BROADCAST SERVICES/MEDIA -- 3.3%
     57,650   CBS Corp. -- Class B...........     1,797,527
      6,500   Clear Channel Communications,
                Inc. ........................       231,010
     51,200   Comcast Corp. -- Class A*......     2,167,296
      6,130   Liberty Media Holding Corp. --
                Capital -- Series A*.........       600,617
     22,500   The DIRECTV Group, Inc.*.......       561,150
     26,700   The McGraw-Hill Companies,
                Inc. ........................     1,816,134
     77,500   The Walt Disney Company........     2,655,925
    135,190   Time Warner, Inc. .............     2,944,439
                                               ------------
                                                 12,774,098
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 1.2%
      8,500   CSG Systems International,
                Inc.*........................       227,205
     63,500   First Data Corp. ..............     1,620,520
     18,100   Manpower, Inc. ................     1,356,233
     20,700   Moody's Corp. .................     1,429,542
                                               ------------
                                                  4,633,500
                                               ------------
              CHEMICALS -- 0.3%
     17,200   Ashland, Inc. .................     1,189,896
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 4.7%
     30,200   Cadence Design Systems,
                Inc.*........................  $    540,882
     28,800   Computer Sciences Corp.*.......     1,537,056
     16,500   Electronic Data Systems
                Corp. .......................       454,575
     83,587   Hewlett-Packard Company........     3,442,948
     13,250   International Business Machines
                Corp. .......................     1,287,238
     33,600   Intuit, Inc.*..................     1,025,136
     20,600   Lexmark International, Inc. --
                Class A*.....................     1,507,920
    154,450   Microsoft Corp. ...............     4,611,876
     88,000   Oracle Corp.*..................     1,508,320
    306,800   Sun Microsystems, Inc.*........     1,662,856
     21,100   Western Digital Corp.*.........       431,706
                                               ------------
                                                 18,010,513
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.9%
     38,350   Altria Group, Inc. ............     3,291,197
     17,600   American Greetings Corp. --
                Class A......................       420,112
     30,450   Colgate-Palmolive Company......     1,986,558
     36,298   Procter & Gamble Company.......     2,332,872
      9,200   Reynolds American, Inc. .......       602,324
     21,100   The Estee Lauder Companies,
                Inc. -- Class A..............       861,302
      3,000   United Parcel Service, Inc. --
                Class B......................       224,940
     25,300   UST, Inc. .....................     1,472,460
                                               ------------
                                                 11,191,765
                                               ------------
              DISTRIBUTION -- 0.1%
      7,400   Tech Data Corp.*...............       280,238
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 2.0%
    204,300   General Electric Company.......     7,602,003
                                               ------------
              ELECTRONICS -- 0.7%
     45,700   Emerson Electric Company.......     2,013,999
     23,300   Synopsys, Inc.*................       622,809
                                               ------------
                                                  2,636,808
                                               ------------
              FINANCIAL SERVICES -- 5.0%
      6,700   American Express Company.......       406,489
      6,920   Ameriprise Financial, Inc. ....       377,140
     83,599   Citigroup, Inc. ...............     4,656,463
     44,800   Countrywide Financial Corp. ...     1,901,760
     22,100   Janus Capital Group, Inc. .....       477,139
     91,100   JPMorgan Chase & Company.......     4,400,130
     31,200   Merrill Lynch & Company,
                Inc. ........................     2,904,720
     36,100   Morgan Stanley.................     2,939,623

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      7,100   T Rowe Price Group, Inc. ......  $    310,767
     12,350   Washington Mutual, Inc. .......       561,802
                                               ------------
                                                 18,936,033
                                               ------------
              FOOD AND BEVERAGE -- 1.6%
     50,950   Archer-Daniels-Midland
                Company......................     1,628,362
     27,100   General Mills, Inc. ...........     1,560,960
     10,800   PepsiCo, Inc. .................       675,540
     23,050   The Coca-Cola Company..........     1,112,163
     68,000   Tyson Foods, Inc. -- Class
                A(8).........................     1,118,600
                                               ------------
                                                  6,095,625
                                               ------------
              INSURANCE -- 3.7%
     16,100   Ambac Financial Group, Inc. ...     1,434,027
     28,103   American International Group,
                Inc. ........................     2,013,861
     10,600   CIGNA Corp. ...................     1,394,642
     46,700   Genworth Financial, Inc. --
                Class A......................     1,597,607
      5,900   Loews Corp. ...................       244,673
     21,502   MBIA, Inc. ....................     1,570,936
     30,200   MetLife, Inc. .................     1,782,102
     12,100   Principal Financial Group,
                Inc. ........................       710,270
     14,600   Radian Group, Inc. ............       787,086
     31,500   The St. Paul Travelers
                Companies, Inc. .............     1,691,235
     28,400   WR Berkley Corp. ..............       980,084
                                               ------------
                                                 14,206,523
                                               ------------
              INTERNET SERVICES -- 2.2%
    160,450   Cisco Systems, Inc.*...........     4,385,099
      5,200   Google, Inc. -- Class A*.......     2,394,496
      8,000   IAC/InterActive Corp.*(8)......       297,280
     65,800   Symantec Corp.*................     1,371,930
                                               ------------
                                                  8,448,805
                                               ------------
              LEISURE AND RECREATION -- 0.8%
     19,800   Carnival Corp. (Panama)(8).....       971,190
      4,900   Choice Hotels International,
                Inc. ........................       206,290
     35,700   Marriott International, Inc. --
                Class A......................     1,703,604
                                               ------------
                                                  2,881,084
                                               ------------
              MACHINERY -- 0.2%
     13,900   Terex Corp.*...................       897,662
                                               ------------
              MANUFACTURING -- 0.5%
     13,000   SPX Corp. .....................       795,080
     30,700   Tyco International, Ltd.
                (Bermuda)....................       933,280
                                               ------------
                                                  1,728,360
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 2.6%
     24,000   Humana, Inc.*..................  $  1,327,440
     73,350   Johnson & Johnson..............     4,842,567
     30,800   McKesson Corp. ................     1,561,560
     37,550   Medtronic, Inc. ...............     2,009,301
                                               ------------
                                                  9,740,868
                                               ------------
              METALS AND MINING -- 0.6%
      4,300   Newmont Mining Corp. ..........       194,145
     26,800   Nucor Corp. ...................     1,464,888
     12,300   Southern Copper Corp.(8).......       662,847
                                               ------------
                                                  2,321,880
                                               ------------
              OIL, COAL AND GAS -- 6.0%
     10,400   Anadarko Petroleum Corp. ......       452,608
     24,914   Apache Corp. ..................     1,657,030
     21,000   ChevronTexaco Corp. ...........     1,544,130
     40,262   ConocoPhillips.................     2,896,851
     27,350   Devon Energy Corp. ............     1,834,638
    123,750   Exxon Mobil Corp. .............     9,482,962
     21,400   Marathon Oil Corp. ............     1,979,500
     41,200   Schlumberger, Ltd. (Netherlands
                Antilles)....................     2,602,192
     14,700   XTO Energy, Inc. ..............       691,635
                                               ------------
                                                 23,141,546
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 4.3%
     34,700   Abbott Laboratories............     1,690,237
     33,900   AmerisourceBergen Corp. .......     1,524,144
     37,834   Amgen, Inc.*...................     2,584,441
     16,600   Biogen Idec, Inc.*.............       816,554
      6,200   Celgene Corp.*.................       356,686
     12,000   Forest Laboratories, Inc.*.....       607,200
     37,400   King Pharmaceuticals, Inc.*....       595,408
     71,200   Merck & Company, Inc. .........     3,104,320
    183,260   Pfizer, Inc. ..................     4,746,434
      9,700   Wyeth..........................       493,924
                                               ------------
                                                 16,519,348
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.7%
     11,400   Equity Office Properties
                Trust........................       549,138
      4,700   New Century Financial
                Corp.(8).....................       148,473
     25,900   ProLogis.......................     1,573,943
      5,000   Public Storage, Inc. ..........       487,500
                                               ------------
                                                  2,759,054
                                               ------------
              RETAIL -- 1.5%
     49,400   Circuit City Stores, Inc. .....       937,612
     14,800   Costco Wholesale Corp. ........       782,476
     40,500   Dillard's, Inc. -- Class
                A(8).........................     1,416,284

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
     36,000   Office Depot, Inc.*............  $  1,374,120
      5,872   The Home Depot, Inc. ..........       235,820
     18,570   Wal-Mart Stores, Inc. .........       857,563
                                               ------------
                                                  5,603,875
                                               ------------
              RETAIL: RESTAURANTS -- 0.8%
     33,750   Darden Restaurants, Inc. ......     1,355,738
     32,100   Starbucks Corp.*...............     1,136,982
      7,800   YUM! Brands, Inc. .............       458,640
                                               ------------
                                                  2,951,360
                                               ------------
              RETAIL: SUPERMARKETS -- 0.4%
     47,700   Safeway, Inc.(8)...............     1,648,512
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.3%
     34,800   Applera Corp.-Applied
                Biosystems Group.............     1,276,812
                                               ------------
              SEMICONDUCTORS -- 1.2%
    102,300   Atmel Corp.*...................       618,915
     36,050   Intel Corp. ...................       730,013
     94,800   Micron Technology, Inc.*.......     1,323,408
     61,550   Texas Instruments, Inc. .......     1,772,640
                                               ------------
                                                  4,444,976
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.3%
      4,000   ALLTEL Corp. ..................       241,920
    108,500   AT&T, Inc. ....................     3,878,874
     34,600   BellSouth Corp. ...............     1,630,006
     34,250   CenturyTel, Inc. ..............     1,495,355
     10,907   Embarq Corp. ..................       573,272
    103,350   Motorola, Inc. ................     2,124,876
     18,500   Polycom, Inc.*.................       571,835
     54,650   Sprint Nextel Corp. ...........     1,032,339
     29,100   UTStarcom, Inc.*(8)............       254,625
     16,200   Verizon Communications,
                Inc. ........................       603,288
                                               ------------
                                                 12,406,390
                                               ------------
              TRANSPORTATION -- 0.7%
      6,800   Burlington Northern Santa Fe
                Corp. .......................       501,908
     45,900   CSX Corp. .....................     1,580,337
      5,750   Norfolk Southern Corp. ........       289,168
      3,400   Union Pacific Corp. ...........       312,868
                                               ------------
                                                  2,684,281
                                               ------------
              UTILITIES -- 1.8%
      6,600   American Electric Power
                Company, Inc. ...............       281,028
     31,600   Duke Energy Corp. .............     1,049,436
      1,090   Dynegy, Inc. -- Class A*.......         7,892
     17,400   Edison International...........       791,352

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES (CONTINUED)
      9,250   Entergy Corp. .................  $    853,960
      6,200   FirstEnergy Corp. .............       373,302
     35,350   PG&E Corp. ....................     1,673,116
     31,700   TXU Corp. .....................     1,718,456
                                               ------------
                                                  6,748,542
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $194,279,459)..........   230,153,071
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 0.1%
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS
     20,200   General Motors Corp., Series A,
                4.50% (Cost $472,230)........       510,656
                                               ------------
              WARRANTS -- 0.0%
        789   Raytheon Company, Expires
                06/16/11*
                (Cost $0)....................        14,139
                                               ------------

 PRINCIPAL
 ---------
              US TREASURY SECURITIES -- 3.5%
              US TREASURY BONDS -- 1.2%
$   500,000   8.00%, 11/15/21................       662,969
  2,730,000   6.00%, 02/15/26................     3,097,059
    748,000   4.50%, 02/15/36(8).............       711,536
                                               ------------
                                                  4,471,564
                                               ------------
              US TREASURY INFLATION INDEX -- 1.7%
    319,734   0.88%, 04/15/10................       303,223
  1,932,737   2.38%, 04/15/11................     1,925,642
    919,947   1.63%, 01/15/15................       866,188
    259,508   1.88%, 07/15/15................       248,772
    437,430   2.00%, 01/15/16................       422,497
  1,949,571   2.50%, 07/15/16................     1,964,954
    310,631   2.38%, 01/15/25................       309,357
    183,110   2.00%, 01/15/26................       172,267
    270,202   3.88%, 04/15/29................       340,349
                                               ------------
                                                  6,553,249
                                               ------------
              US TREASURY NOTES -- 0.2%
    265,000   3.38%, 02/15/08................       260,456
    380,000   4.50%, 02/28/11(8).............       377,313
     40,000   4.63%, 10/31/11(8).............        39,867
    230,000   4.63%, 11/15/16(8).............       228,563
                                               ------------
                                                    906,199
                                               ------------
              US TREASURY STRIPS -- 0.4%
  3,270,000   Zero coupon, 11/15/24..........     1,362,256
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $13,345,058)...........    13,293,268
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES -- 20.9%
              ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 0.7%
$   600,000   Fannie Mae Grantor Trust,
                Series 2001-T2, Class B,
                6.02%, 11/25/10..............  $    619,989
    234,099   Fannie Mae, Series 1999-7,
                Class AB,
                6.00%, 03/25/29..............       236,457
    760,000   Fannie Mae, Series 2003-35,
                Class TE,
                5.00%, 05/25/18..............       744,727
    474,938   Fannie Mae, Series 2004-60,
                Class LB,
                5.00%, 04/25/34..............       466,588
    601,018   Fannie Mae, Series 2004-99,
                Class A0,
                5.50%, 01/25/34..............       599,671
                                               ------------
                                                  2,667,432
                                               ------------
              FANNIE MAE -- 10.9%
    350,000   5.00%, 09/15/08................       349,752
     70,000   5.40%, 04/13/09................        70,023
    138,943   PL# 535675,
                7.00%, 01/01/16..............       142,926
        956   PL# 549906,
                7.50%, 09/01/30..............           996
      2,771   PL# 552549,
                7.50%, 09/01/30..............         2,886
        591   PL# 558384,
                7.50%, 01/01/31..............           615
      2,489   PL# 568677,
                7.50%, 01/01/31..............         2,592
        893   PL# 572762,
                7.50%, 03/01/31..............           930
     15,952   PL# 582178,
                7.50%, 06/01/31..............        16,602
     13,238   PL# 594316,
                6.50%, 07/01/31..............        13,556
      2,555   PL# 602859,
                6.50%, 10/01/31..............         2,616
     14,707   PL# 614924,
                7.00%, 12/01/16..............        15,125
  1,173,826   PL# 735809, Variable Rate,
                4.47%, 08/01/35(1)...........     1,165,663
     86,187   PL# 745000,
                6.00%, 10/01/35..............        86,816
     57,966   PL# 779545,
                6.00%, 06/01/34..............        58,419
     44,855   PL# 785183,
                6.00%, 07/01/34..............        45,205
    354,182   PL# 787311,
                6.00%, 06/01/34..............       356,947
  2,711,027   PL# 790915,
                6.00%, 09/01/34..............     2,732,193
  1,777,081   PL# 792113,
                6.00%, 09/01/34..............     1,790,955
     60,751   PL# 793193,
                5.50%, 07/01/19..............        60,814

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   370,976   PL# 793693,
                6.00%, 08/01/34..............  $    373,872
    114,542   PL# 801516, Variable Rate,
                4.73%, 08/01/34(1)...........       113,868
    476,216   PL# 810896, Variable Rate,
                4.85%, 01/01/35(1)...........       473,741
  1,070,149   PL# 835136,
                6.00%, 09/01/35..............     1,077,963
  1,378,567   PL# 844183,
                6.00%, 11/01/35..............     1,388,633
    791,467   PL# 893681,
                6.00%, 10/01/36..............       797,073
  1,588,150   PL# 893923,
                6.00%, 10/01/36..............     1,599,399
  1,893,598   PL# 894005,
                6.00%, 10/01/36..............     1,907,011
  1,100,000   TBA,
                5.00%, 01/01/22..............     1,081,438
  2,200,000   TBA,
                5.50%, 01/01/22..............     2,200,000
    200,000   TBA,
                6.00%, 01/01/22..............       202,812
 13,530,000   TBA,
                5.00%, 01/01/37..............    13,064,907
  1,000,000   TBA,
                5.50%, 01/01/37..............       988,438
  5,640,000   TBA,
                6.50%, 01/01/37..............     5,747,510
  4,000,000   TBA,
                5.00%, 02/01/37..............     3,862,500
                                               ------------
                                                 41,794,796
                                               ------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. -- 0.1%
    220,000   4.25%, 07/29/08................       217,272
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.7%
    200,000   5.10%, 09/19/08................       200,194
    300,000   5.40%, 01/02/09................       299,692
     90,000   4.75%, 12/16/16................        88,289
  1,790,000   5.50%, 07/15/36................     1,874,728
    210,000   Series VB15,
                5.00%, 12/21/15..............       209,925
                                               ------------
                                                  2,672,828
                                               ------------
              FREDDIE MAC -- 0.8%
  1,060,000   4.38%, 11/16/07................     1,052,446
  1,460,000   4.75%, 01/18/11................     1,451,639
    430,000   5.63%, 11/23/35................       415,767
    210,000   Series MTN,
                5.55%, 12/11/08..............       209,962
                                               ------------
                                                  3,129,814
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC GOLD -- 0.5%
$   900,000   TBA,
                5.00%, 01/01/22..............  $    884,250
  1,000,000   TBA,
                5.00%, 01/01/37..............       965,000
                                               ------------
                                                  1,849,250
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 6.9%
      3,391   PL# 461836,
                7.00%, 01/15/28..............         3,505
      1,519   PL# 596647,
                7.00%, 09/15/32..............         1,571
    231,979   PL# 604404,
                5.00%, 06/15/33..............       225,959
    684,289   PL# 604845,
                5.00%, 12/15/33..............       666,532
    850,215   PL# 608280,
                5.00%, 09/15/33..............       828,153
    835,892   PL# 615892,
                5.00%, 08/15/33..............       814,202
    889,279   PL# 616832,
                5.00%, 01/15/35..............       865,230
    796,688   PL# 620521,
                5.00%, 08/15/33..............       776,015
    833,781   PL# 637934,
                5.00%, 01/15/35..............       811,233
    886,941   PL# 639093,
                5.00%, 01/15/35..............       862,955
    484,444   PL# 639865,
                5.00%, 06/15/35..............       471,344
    111,081   PL# 781881,
                5.00%, 03/15/35..............       108,120
    510,000   TBA,
                5.00%, 01/01/37..............       495,975
  1,000,000   TBA,
                5.50%, 01/01/37..............       995,312
 18,450,000   TBA,
                6.00%, 01/01/37..............    18,709,444
                                               ------------
                                                 26,635,550
                                               ------------
              RESOLUTION FUNDING STRIPS -- 0.1%
    250,000   Zero coupon, 07/15/18..........       141,403
    250,000   Zero coupon, 10/15/18..........       139,561
                                               ------------
                                                    280,964
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 0.2%
    630,000   5.98%, 04/01/36................       701,584
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $80,298,247)...........    79,949,490
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 21.1%
              ADVERTISING -- 0.0%
$    40,000   Lamar Media Corp.,
                7.25%, 01/01/13..............  $     40,950
     60,000   Lamar Media Corp., Series B,
                6.63%, 08/15/15..............        59,775
                                               ------------
                                                    100,725
                                               ------------
              AEROSPACE AND DEFENSE -- 0.0%
     25,000   DRS Technologies, Inc.,
                6.63%, 02/01/16..............        25,313
                                               ------------
              AUTOMOBILE: RENTAL -- 0.0%
     35,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............        36,838
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.5%
     45,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............        44,054
    300,000   Daimler Chrysler NA Holding,
                5.88%, 03/15/11..............       301,406
    580,000   Ford Motor Company,
                7.45%, 07/16/31(8)...........       458,200
    970,000   General Motors Corp.,
                8.25%, 07/15/23(8)...........       906,950
     50,000   Visteon Corp.,
                8.25%, 08/01/10..............        49,000
                                               ------------
                                                  1,759,610
                                               ------------
              BANKS -- 1.2%
    450,000   Bank of America Corp.,
                5.38%, 08/15/11(8)...........       453,569
    325,000   Deutsche Bank AG New York,
                Series YCD, Variable Rate,
                5.34%, 03/15/07(1)...........       324,982
    270,000   First Union National Bank,
                Series BKNT,
                5.80%, 12/01/08..............       272,946
    160,000   Glitnir Banki HF -- 144A
                (Iceland),
                6.33%, 07/28/11..............       164,452
    380,000   Glitnir Banki HF -- 144A
                (Iceland), Variable Rate,
                6.69%, 06/15/16(1)...........       392,676
    130,000   Kaupthing Bank -- 144A
                (Iceland),
                7.13%, 05/19/16..............       138,125
    600,000   Kaupthing Bank -- 144A
                (Iceland), Floating Rate,
                6.06%, 04/12/11(2)...........       604,863
    510,000   Landisbanki Islands HF -- 144A
                (Iceland),
                6.10%, 08/25/11..............       519,021
     20,000   Rabobank Capital Funding Trust
                II -- 144A, Variable Rate,
                5.26%, perpetual(1)..........        19,587

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$    40,000   Rabobank Capital Funding Trust
                III -- 144A, Variable Rate,
                5.25%, perpetual (1).........  $     38,639
    235,000   Resona Preferred Global
                Securities -- 144A (Cayman
                Islands), Variable Rate,
                7.19%, perpetual(1)..........       245,594
    300,000   Shinsei Financial, Ltd. -- 144A
                (Cayman Islands),
                Variable Rate,
                6.42%, perpetual(1)..........       300,177
    215,000   SunTrust Banks, Inc., Series
                CD,
                4.42%, 06/15/09..............       210,883
    220,000   Wachovia Capital Trust III,
                Variable Rate,
                5.80%, perpetual(1)..........       222,020
    540,000   Wachovia Corp.,
                5.25%, 08/01/14..............       534,246
    175,000   Wells Fargo & Company,
                5.30%, 08/26/11..............       175,877
    100,000   Wells Fargo Capital X,
                5.95%, 12/15/36..............        98,347
                                               ------------
                                                  4,716,004
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.6%
     20,000   Clear Channel Communications,
                Inc.,
                4.63%, 01/15/08..............        19,814
    100,000   Clear Channel Communications,
                Inc.,
                4.25%, 05/15/09..............        96,905
    170,000   Clear Channel Communications,
                Inc.,
                5.50%, 09/15/14..............       143,620
     60,000   Clear Channel Communications,
                Inc.,
                4.90%, 05/15/15..............        47,921
    150,000   Comcast Cable Communications,
                8.88%, 05/01/17..............       180,964
    240,000   Comcast Corp.,
                6.50%, 01/15/15..............       250,452
     20,000   Comcast Corp.,
                5.88%, 02/15/18..............        19,825
    180,000   Cox Communications, Inc.,
                3.88%, 10/01/08..............       175,197
     40,000   CSC Holdings, Inc.,
                7.88%, 02/15/18..............        40,100
     15,000   CSC Holdings, Inc.,
                7.63%, 07/15/18..............        14,681
     10,000   CSC Holdings, Inc., Series B,
                7.63%, 04/01/11..............        10,238
     70,000   DIRECTV Holdings LLC/ DIRECTV
                Financing Company,
                Inc.,
                8.38%, 03/15/13..............        73,150

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$    30,000   Echostar DBS Corp.,
                7.00%, 10/01/13..............  $     30,113
     90,000   Echostar DBS Corp.,
                7.13%, 02/01/16..............        90,450
     75,000   Kabel Deutschland GMBH
                (Germany),
                10.63%, 07/01/14.............        83,531
    280,000   Liberty Media Corp.,
                7.88%, 07/15/09..............       293,391
     10,000   Liberty Media Corp.,
                5.70%, 05/15/13..............         9,471
     35,000   News America, Inc.,
                6.20%, 12/15/34..............        33,892
     30,000   Quebecor Media, Inc. (Canada),
                7.75%, 03/15/16..............        30,788
     10,000   Rogers Cable, Inc. (Canada),
                5.50%, 03/15/14..............         9,612
     35,000   Rogers Cable, Inc. (Canada),
                6.75%, 03/15/15..............        36,237
     10,000   Sinclair Broadcast Group,
                8.00%, 03/15/12..............        10,375
     80,000   Time Warner Entertainment,
                8.38%, 07/15/33..............        96,975
    350,000   Time Warner, Inc.,
                6.88%, 05/01/12..............       370,273
     75,000   Time Warner, Inc.,
                7.70%, 05/01/32..............        84,873
    130,000   Viacom, Inc.,
                5.75%, 04/30/11..............       130,189
                                               ------------
                                                  2,383,037
                                               ------------
              CHEMICALS -- 0.0%
     30,000   Georgia Gulf Corp. -- 144A,
                9.50%, 10/15/14..............        29,400
     30,000   Lyondell Chemical Company,
                8.00%, 09/15/14..............        31,275
     15,000   Lyondell Chemical Company,
                8.25%, 09/15/16..............        15,825
      6,000   Rhodia SA (France),
                10.25%, 06/01/10.............         6,870
     27,000   Westlake Chemical Corp.,
                6.63%, 01/15/16..............        26,258
                                               ------------
                                                    109,628
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.0%
     20,000   Electronic Data Systems,
                7.13%, 10/15/09..............        20,863
     40,000   Sungard Data Systems, Inc.,
                9.13%, 08/15/13..............        42,200
                                               ------------
                                                     63,063
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.0%
     65,000   K Hovnanian Enterprises, Inc.,
                6.25%, 01/15/15..............        62,075
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 0.1%
$   400,000   Altria Group, Inc.,
                7.00%, 11/04/13..............  $    435,200
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.1%
    160,000   Waste Management, Inc.,
                6.50%, 11/15/08..............       163,078
    270,000   Waste Management, Inc.,
                6.38%, 11/15/12..............       283,095
                                               ------------
                                                    446,173
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.1%
    250,000   International Lease Finance
                Corp. E-Capital Trust
                II -- 144A,
                Variable Rate,
                6.25%, 12/21/65(1)...........       254,397
                                               ------------
              FINANCIAL SERVICES -- 3.2%
    200,000   Aiful Corp. -- 144A (Japan),
                5.00%, 08/10/10..............       194,237
    560,000   Citigroup, Inc.,
                5.10%, 09/29/11..............       558,209
    760,000   Countrywide Financial Corp.,
                Series MTNA,
                4.50%, 06/15/10..............       741,524
    120,000   Countrywide Financial Corp.,
                Series MTNB, Floating Rate,
                5.47%, 06/18/08(2)...........       120,031
    100,000   Countrywide Financial Corp.,
                Series MTNB, Floating Rate,
                5.50%, 01/05/09(2)...........       100,034
    280,000   Countrywide Home Loans, Series
                MTNB, Floating Rate,
                5.53%, 02/27/08(2)...........       280,350
    100,000   Credit Suisse USA, Inc.,
                5.50%, 08/16/11..............       101,192
     10,000   E*TRADE Financial Corp.,
                7.38%, 09/15/13..............        10,450
  2,645,000   Ford Motor Credit Company,
                5.80%, 01/12/09..............     2,598,190
    220,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............       220,607
    129,000   Ford Motor Credit Company --
                144A, Floating Rate,
                10.61%, 06/15/11(2)..........       137,843
    210,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............       208,141
    300,000   General Electric Capital Corp.,
                Series MTNA,
                4.13%, 09/01/09..............       292,681
    800,000   General Motors Acceptance
                Corp.,
                6.13%, 08/28/07..............       800,282
  1,130,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09..............     1,126,249
    110,000   General Motors Acceptance
                Corp., Series GM,
                6.31%, 11/30/07..............       109,336

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   120,000   General Motors Acceptance
                Corp., Series MTN,
                4.38%, 12/10/07..............  $    118,356
    160,000   General Motors Acceptance
                Corp., Series MTN, Floating
                Rate,
                6.52%, 09/23/08(2)...........       160,991
     80,000   GMAC LLC,
                5.13%, 05/09/08..............        79,170
    560,000   HSBC Finance Corp.,
                4.63%, 01/15/08..............       556,391
    490,000   JPMorgan Chase & Company,
                5.13%, 09/15/14..............       482,582
    290,000   JPMorgan Chase & Company,
                5.15%, 10/01/15..............       285,075
    810,000   Lehman Brothers E-Capital Trust
                I, Floating Rate,
                6.16%, 08/19/65(2)...........       818,172
    290,000   Lehman Brothers Holdings, Inc.,
                4.00%, 01/22/08..............       286,077
    180,000   Lehman Brothers Holdings, Inc.,
                4.50%, 07/26/10..............       175,587
    170,000   Mitsubishi UFJ Financial Group
                Capital Financial I, Ltd.
                (Cayman Islands), Variable
                Rate,
                6.35%, perpetual(1)..........       172,838
     70,000   Morgan Stanley,
                3.63%, 04/01/08..............        68,604
    260,000   Morgan Stanley, Series MTN,
                5.63%, 01/09/12..............       264,571
    100,000   Morgan Stanley, Series MTNF,
                Floating Rate,
                5.82%, 10/18/16(2)...........       100,744
    520,000   Sigma Finance, Inc. -- 144A,
                Series MTN1, Variable Rate,
                8.50%, 08/11/16(1)...........       519,371
    170,000   The Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............       166,517
    120,000   The Goldman Sachs Group, Inc.,
                5.00%, 01/15/11..............       119,100
                                               ------------
                                                 11,973,502
                                               ------------
              FOOD AND BEVERAGE -- 0.0%
    130,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............       131,519
                                               ------------
              FUNERAL SERVICES -- 0.0%
     10,000   Service Corp. International,
                7.00%, 06/15/17..............        10,175
     40,000   Service Corp. International,
                7.63%, 10/01/18..............        42,600
                                               ------------
                                                     52,775
                                               ------------
              INSURANCE -- 0.0%
     40,000   ASIF Global Financing XIX --
                144A,
                4.90%, 01/17/13..............        39,058
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION -- 0.1%
$    20,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16(8)..........  $     22,550
     25,000   Boyd Gaming Corp.,
                6.75%, 04/15/14..............        25,063
     80,000   Boyd Gaming Corp.,
                7.13%, 02/01/16..............        79,999
     30,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............        32,550
     25,000   MGM MIRAGE,
                6.00%, 10/01/09..............        25,063
     50,000   MGM MIRAGE,
                8.50%, 09/15/10..............        53,750
     15,000   MGM MIRAGE,
                6.63%, 07/15/15..............        14,363
     55,000   MGM MIRAGE,
                7.63%, 01/15/17..............        55,413
     15,000   Mohegan Tribal Gaming
                Authority,
                6.13%, 02/15/13..............        14,963
     90,000   Station Casinos, Inc.,
                7.75%, 08/15/16..............        91,124
     10,000   Station Casinos, Inc. -- 144A,
                6.88%, 03/01/16..............         9,025
                                               ------------
                                                    423,863
                                               ------------
              MANUFACTURING -- 0.2%
    270,000   Tyco International Group SA
                (Luxembourg),
                6.38%, 10/15/11..............       282,843
    530,000   Tyco International Group SA
                (Luxembourg),
                6.00%, 11/15/13..............       549,145
                                               ------------
                                                    831,988
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.2%
     30,000   DaVita, Inc.,
                7.25%, 03/15/15..............        30,750
     10,000   Fresenius Medical Care Capital
                Trust II,
                7.88%, 02/01/08..............        10,175
     11,000   HCA, Inc.,
                6.30%, 10/01/12..............        10,093
    130,000   HCA, Inc.,
                6.25%, 02/15/13..............       115,375
    160,000   HCA, Inc.,
                6.75%, 07/15/13..............       144,000
     40,000   HCA, Inc.,
                5.75%, 03/15/14..............        33,300
     66,000   HCA, Inc.,
                6.50%, 02/15/16(8)...........        55,935
     20,000   HCA, Inc. -- 144A,
                9.13%, 11/15/14..............        21,425
    160,000   HCA, Inc. -- 144A,
                9.25%, 11/15/16..............       171,800
    100,000   HCA, Inc. -- 144A,
                9.63%, 11/15/16..............       107,750

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                (CONTINUED)
$    60,000   Tenet Healthcare Corp.,
                6.38%, 12/01/11..............  $     55,200
     30,000   Tenet Healthcare Corp.,
                6.50%, 06/01/12..............        27,300
                                               ------------
                                                    783,103
                                               ------------
              METALS AND MINING -- 0.1%
    350,000   Vale Overseas, Ltd. (Cayman
                Islands),
                6.88%, 11/21/36..............       360,726
                                               ------------
              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.0%
     50,000   Xerox Corp.,
                6.75%, 02/01/17..............        52,500
                                               ------------
              OIL, COAL AND GAS -- 2.0%
    250,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............       279,853
     30,000   AmeriGas Partners LP/AmeriGas
                Eagle Finance Corp.,
                7.13%, 05/20/16..............        30,150
    210,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       238,978
    150,000   Anadarko Petroleum Corp.,
                5.95%, 09/15/16..............       150,588
     40,000   Anadarko Petroleum Corp.,
                6.45%, 09/15/36..............        40,554
    290,000   Apache Finance Canada (Canada),
                4.38%, 05/15/15..............       267,336
     45,000   Chesapeake Energy Corp.,
                7.75%, 01/15/15..............        47,081
      5,000   Chesapeake Energy Corp.,
                6.38%, 06/15/15..............         4,975
     20,000   Chesapeake Energy Corp.,
                6.25%, 01/15/18..............        19,350
    340,000   ChevronTexaco Capital Company
                (Canada),
                3.50%, 09/17/07..............       336,068
    390,000   Conoco, Inc.,
                6.95%, 04/15/29..............       444,317
     40,000   Devon Energy Corp.,
                7.95%, 04/15/32..............        48,843
    200,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31..............       219,500
    130,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32..............       143,000
    330,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       401,260
    500,000   El Paso Performance-Link --
                144A,
                7.75%, 07/15/11..............       531,250
    450,000   Gaz Capital SA/Gazprom OAO --
                144A (Luxembourg),
                6.21%, 11/22/16..............       454,275
     80,000   Kerr-McGee Corp.,
                6.95%, 07/01/24..............        85,420

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$   920,000   Kerr-McGee Corp.,
                7.88%, 09/15/31..............  $  1,100,815
     50,000   Kinder Morgan Energy Partners,
                LP,
                6.30%, 02/01/09..............        50,688
    240,000   Kinder Morgan Energy Partners,
                LP,
                6.75%, 03/15/11..............       249,943
     55,000   Opti Canada, Inc. (Canada) --
                144A,
                8.25%, 12/15/14..............        56,788
     40,000   Peabody Energy Corp., Series B,
                6.88%, 03/15/13..............        41,200
    310,000   Pemex Project Funding Master
                Trust,
                7.38%, 12/15/14..............       342,085
    290,000   Petrobas International Finance
                Company (Cayman Islands),
                6.13%, 10/06/16..............       294,350
     45,000   Pogo Producing Company,
                6.88%, 10/01/17..............        43,200
     30,000   Pride International, Inc.,
                7.38%, 07/15/14..............        31,125
     25,000   Semgroup LP -- 144A,
                8.75%, 11/15/15..............        25,250
     95,000   Suburban Propane Partners,
                6.88%, 12/15/13..............        93,575
    310,000   TNK-BP Finance SA -- 144A
                (Luxembourg),
                7.50%, 07/18/16..............       330,538
     80,000   Western Oil Sands, Inc.
                (Canada),
                8.38%, 05/01/12..............        89,200
     20,000   Williams Companies, Inc.,
                7.75%, 06/15/31..............        21,100
    510,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31..............       531,675
    190,000   XTO Energy, Inc.,
                7.50%, 04/15/12..............       206,653
                                               ------------
                                                  7,250,983
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.0%
    110,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............       115,490
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.0%
     40,000   AmerisourceBergen Corp.,
                5.88%, 09/15/15..............        39,311
                                               ------------
              PRINTING AND PUBLISHING -- 0.0%
     45,000   Idearc, Inc. -- 144A,
                8.00%, 11/15/16..............        45,900
     20,000   Reader's Digest Association,
                Inc.,
                6.50%, 03/01/11..............        20,650
                                               ------------
                                                     66,550
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: BANKS -- 0.9%
$   580,049   Washington Mutual Bank, Series
                2005-AR1, Class A1A,
                Floating Rate,
                5.67%, 01/25/45(3)...........  $    582,621
    896,742   Washington Mutual Bank, Series
                2005-AR13, Class A1A1,
                Floating Rate,
                5.64%, 10/25/45(3)...........       898,508
    960,795   Washington Mutual Bank, Series
                2005-AR13, Class A1B3,
                Floating Rate,
                5.71%, 10/25/45(3)...........       966,163
  1,044,035   Washington Mutual Bank, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                5.63%, 11/25/45(3)...........     1,048,722
                                               ------------
                                                  3,496,014
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 0.8%
    860,367   Lehman XS Trust,
                Series 2005-5N, Class 1A1,
                Floating Rate,
                5.65%, 11/25/35(3)...........       863,289
    579,115   Lehman XS Trust,
                Series 2005-7N, Class 1A1B,
                Floating Rate,
                5.65%, 12/25/35(3)...........       581,818
  1,138,605   Lehman XS Trust, Series
                2006-GP4, Class 3A1A,
                Floating Rate,
                5.42%, 08/25/46(3)...........     1,138,432
    300,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A4A,
                4.99%, 08/13/42..............       293,284
                                               ------------
                                                  2,876,823
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 9.4%
    936,327   Accredited Mortgage Loan Trust,
                Series 2005-3, Class A1,
                Floating Rate,
                5.59%, 09/25/35(3)...........       937,739
    401,114   Adjustable Rate Mortgage Trust,
                Series 2004-2, Class 7A2,
                Floating Rate,
                5.77%, 02/25/35(3)...........       401,939
    387,206   Adjustable Rate Mortgage Trust,
                Series 2004-5, Class 7A2,
                Floating Rate,
                5.73%, 04/25/35(3)...........       387,782
    280,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-5, Class A4,
                5.12%, 09/10/15..............       275,948
  1,481,283   Banc of America Mortgage
                Securities, Series 2005-A,
                Class 2A1,
                4.46%, 02/25/35..............     1,447,640

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   196,050   Chevy Chase Mortgage Funding
                Corp -- 144A, Series 2003-3A,
                Class A1, Floating Rate,
                5.70%, 07/25/34(3)...........  $    196,148
    425,709   Countrywide Alternative Loan
                Trust, Series 2005-36,
                Class 3A1, Floating Rate,
                4.96%, 08/25/35(3)...........       422,116
  1,133,677   Countrywide Alternative Loan
                Trust, Series 2005-56,
                Class 4A1, Floating Rate,
                5.63%, 11/25/35(3)...........     1,137,644
  1,218,445   Countrywide Alternative Loan
                Trust, Series 2005-59,
                Class 1A1, Floating Rate,
                5.65%, 11/20/35(3)...........     1,223,239
    583,778   Countrywide Asset-Backed
                Certificates, Series 2005-11,
                Class AF1, Floating Rate,
                5.53%, 02/25/36(3)...........       584,306
    390,000   Countrywide Asset-Backed
                Certificates, Series 2005-4,
                Class AF3,
                4.46%, 10/25/35..............       385,909
    668,161   Countrywide Home Equity Loan
                Trust, Series 2005-G,
                Class 2A, Floating Rate,
                5.58%, 12/15/35(3)...........       669,309
  1,043,530   Countrywide Home Loans -- 144A,
                Series 2005-R3, Class AF,
                Floating Rate,
                5.72%, 09/25/35(3)...........     1,049,850
    330,832   First Franklin Mortgage Loan
                Asset Backed Certificates,
                Series 2004-FF10, Class A2,
                Floating Rate,
                5.75%, 12/25/32(3)...........       331,568
    889,441   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C2, Class A2,
                6.95%, 09/15/33..............       917,449
  1,071,741   GMAC Mortgage Corp. Loan Trust,
                Series 2005-AR1,
                Class 3A, Floating Rate,
                4.67%, 03/18/35(3)...........     1,058,118
  1,500,000   GMAC Mortgage Corp. Loan Trust,
                Series 2006-HE1,
                Class A, Floating Rate,
                5.56%, 11/25/36(3)...........     1,501,542
  1,956,387   GSAMP Trust -- 144A, Series
                2006-SD2, Class A1,
                Floating Rate,
                5.46%, 05/25/46(3)...........     1,956,309
    362,016   Impac CMB Trust, Series
                2003-10, Class 1A1, Floating
                Rate,
                6.05%, 10/25/33(3)...........       362,391
    447,994   Impac CMB Trust, Series 2004-2,
                Class A1, Floating Rate,
                5.87%, 04/25/34(3)...........       448,342

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   551,475   Impac CMB Trust, Series 2004-6,
                Class 1A1, Floating Rate,
                5.75%, 10/25/34(3)...........  $    554,023
    240,929   IndyMac Index Mortgage Loan
                Trust, Series 2005-AR15,
                Class A2,
                5.10%, 09/25/35..............       234,004
  1,080,000   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-CB12, Class A4,
                4.90%, 09/12/37..............     1,048,709
    903,282   JPMorgan Mortgage Trust, Series
                2004-A3, Class 1A1,
                Floating Rate,
                4.30%, 07/25/34(3)...........       896,729
    870,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C1,
                Class A3,
                4.55%, 02/15/30..............       844,150
  1,098,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A4, Class 2A2,
                4.46%, 07/25/35..............     1,069,434
  1,300,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A5, Class A3,
                4.44%, 06/25/35..............     1,277,407
    500,000   Merrill Lynch Mortgage Trust,
                Series 2006-C1, Class A4,
                Floating Rate,
                5.66%, 05/12/39(3)...........       514,847
    401,935   MLCC Mortgage Investors, Inc.,
                Series 2003-F, Class A1,
                Floating Rate,
                5.67%, 10/25/28(3)...........       401,969
    464,792   Opteum Mortgage Acceptance
                Corp., Series 2005-4,
                Class 1A1A, Floating Rate,
                5.52%, 11/25/35(3)...........       465,231
    974,511   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 1A1,
                5.50%, 05/25/35..............       967,796
    483,169   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 1A2,
                6.00%, 05/25/35..............       486,151
  1,958,662   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 2A1,
                5.50%, 05/25/35..............     1,941,504
  1,764,042   Prime Mortgage Trust -- 144A,
                Series 2006-DR1, Class 2A2,
                6.00%, 05/25/35..............     1,759,068
  2,150,267   Residential Accredit Loans,
                Inc., Series 2005-Q03,
                Class A1, Floating Rate,
                5.75%, 10/25/45(3)...........     2,157,825
  1,065,308   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-15, Class 1A1,
                5.06%, 07/25/35..............     1,056,891

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   539,842   Structured Asset Mortgage
                Investments, Inc., Series
                2003-AR4, Class A1, Floating
                Rate,
                5.70%, 01/19/34(3)...........  $    541,158
  2,278,539   Thornburg Mortgage Securities
                Trust, Series 2006-1,
                Class A3, Floating Rate,
                5.52%, 01/25/36(3)...........     2,276,814
  1,247,501   Zuni Mortgage Loan Trust,
                Series 2006-0A1, Class A1,
                Floating Rate,
                5.45%, 08/25/36(3)...........     1,246,727
                                               ------------
                                                 35,435,725
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     50,000   Host Marriott LP, Series Q,
                6.75%, 06/01/16..............        50,313
     50,000   Ventas Realty LP/Ventas Capital
                Corp.,
                6.75%, 06/01/10..............        51,750
     40,000   Ventas Realty LP/Ventas Capital
                Corp.,
                7.13%, 06/01/15..............        42,200
                                               ------------
                                                    144,263
                                               ------------
              RETAIL -- 0.0%
     20,000   JC Penney & Company, Inc.,
                7.40%, 04/01/37..............        21,871
                                               ------------
              RETAIL: SUPERMARKETS -- 0.0%
    100,000   Delhaize America, Inc.,
                9.00%, 04/15/31..............       119,231
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.0%
     25,000   Cie Generale de Geophysique
                (France),
                7.50%, 05/15/15..............        25,250
                                               ------------
              SEMICONDUCTORS -- 0.0%
     40,000   MagnaChip Semiconductor, Ltd.,
                Floating Rate,
                8.61%, 12/15/11(2)...........        34,600
     15,000   NXP BV/NXP Funding LLC
                (the Netherlands) -- 144A,
                7.88%, 10/15/14..............        15,581
                                               ------------
                                                     50,181
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.8%
    190,000   AT&T, Inc.,
                5.10%, 09/15/14..............       184,769
     55,000   Cincinnati Bell, Inc.,
                7.00%, 02/15/15..............        55,344
     15,000   Citizens Communications
                Company,
                9.25%, 05/15/11..............        16,669

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$    10,000   Citizens Communications
                Company,
                9.00%, 08/15/31..............  $     10,900
    180,000   Deutsche Telecom International
                Finance BV (the Netherlands),
                5.75%, 03/23/16..............       177,668
     45,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                9.25%, 06/15/16..............        48,600
    220,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30..............       252,764
     10,000   Nextel Communications, Inc.,
                Series D,
                7.38%, 08/01/15..............        10,264
    580,000   Nextel Communications, Inc.,
                Series E,
                6.88%, 10/31/13..............       586,586
     60,000   Nextel Communications, Inc.,
                Series F,
                5.95%, 03/15/14..............        58,513
    780,000   Qwest Communications
                International, Inc., Floating
                Rate,
                8.87%, 02/15/09(2)...........       793,650
    105,000   Qwest Corp.,
                7.88%, 09/01/11..............       112,350
     40,000   Rogers Wireless, Inc. (Canada),
                6.38%, 03/01/14..............        40,700
    270,000   Sprint Capital Corp.,
                8.38%, 03/15/12..............       300,392
     60,000   Sprint Capital Corp.,
                8.75%, 03/15/32..............        72,421
    240,000   Sprint Nextel Corp.,
                6.00%, 12/01/16..............       234,340
    200,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15..............       187,142
     50,000   Verizon Global Funding Corp.,
                7.38%, 09/01/12..............        54,730
     10,000   Verizon New York, Inc., Series
                A,
                6.88%, 04/01/12..............        10,379
     25,000   Windstream Corp. -- 144A,
                8.63%, 08/01/16..............        27,500
                                               ------------
                                                  3,235,681
                                               ------------
              TRANSPORTATION -- 0.1%
     85,000   OMI Corp. (Marshall Islands),
                7.63%, 12/01/13..............        87,338
     20,000   Teekay Shipping Corp. (Marshall
                Islands),
                8.88%, 07/15/11..............        21,575
    110,000   Union Pacific Corp.,
                5.38%, 05/01/14..............       109,377
                                               ------------
                                                    218,290
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES -- 0.7%
$   760,000   AES Corp.,
                7.75%, 03/01/14..............  $    805,599
     70,000   Dominion Resources, Inc.,
                4.75%, 12/15/10..............        68,452
    220,000   Dominion Resources, Inc.,
                5.70%, 09/17/12(8)...........       222,762
     40,000   Exelon Corp.,
                5.63%, 06/15/35..............        37,808
    160,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............       167,023
    470,000   FirstEnergy Corp., Series C,
                7.38%, 11/15/31..............       536,880
     50,000   Midwest Generation LLC,
                8.75%, 05/01/34..............        54,500
     37,566   Midwest Generation LLC, Series
                B,
                8.56%, 01/02/16..............        41,440
     80,000   NRG Energy, Inc.,
                7.25%, 02/01/14..............        80,800
     40,000   Oncor Electric Delivery
                Company,
                6.38%, 01/15/15..............        41,296
    130,000   Pacific Gas & Electric Company,
                6.05%, 03/01/34..............       131,552
    210,000   TXU Corp., Series P,
                5.55%, 11/15/14..............       200,412
    160,000   TXU Corp., Series R,
                6.55%, 11/15/34..............       150,436
                                               ------------
                                                  2,538,960
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $80,323,666)...........    80,675,720
                                               ------------
              CONVERTIBLE BONDS -- 0.0%
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS
    100,000   Ford Motor Company,
                4.25%, 12/15/36
                (Cost $100,000)..............       107,375
                                               ------------
              MUNICIPAL BONDS -- 0.4%
              VIRGINIA
  1,565,361   Virginia State Housing
                Development Authority, Series
                C, Revenue Bond,
                6.00%, 06/25/34
                (Cost $1,539,633)............     1,565,408
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 1.3%
    450,000   AID-Israel (Israel),
                5.50%, 04/26/24..............       468,755
    510,000   Bundesrepublic Deutschland
                (Germany), Series 04,
                3.75%, 01/04/15(19)..........       663,890

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$    97,000   Federal Republic of Brazil
                (Brazil),
                10.13%, 05/15/27.............  $    136,528
    342,000   Federal Republic of Brazil
                (Brazil),
                11.00%, 08/17/40(8)..........       453,578
     59,648   Government of Canada Real
                Return Bonds (Canada),
                4.00%, 12/01/31(17)..........        74,218
    230,000   Republic of Colombia
                (Colombia), Series MTN,
                7.38%, 09/18/37..............       247,480
    206,000   Republic of Panama (Panama),
                7.13%, 01/29/26..............       223,510
  1,510,000   Russian Federation (Russia) --
                144A,
                5.00%, 03/31/30..............     1,708,295
     16,000   United Mexican States (Mexico),
                5.63%, 01/15/17..............        16,056
    270,000   United Mexican States (Mexico),
                Series MTN,
                8.30%, 08/15/31..............       345,870
    414,000   United Mexican States (Mexico),
                Series MTNA,
                7.50%, 04/08/33..............       489,555
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $4,532,762)............     4,827,735
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.2%
              FEDERAL HOME LOAN BANK
    710,000   Series 633,
                4.80%, 02/15/07
                (Cost $710,000)..............       710,000
                                               ------------
              SHORT TERM US TREASURY SECURITY -- 0.3%
              US TREASURY BILL
  1,185,000   4.87%, 01/11/07
                (Cost $1,183,076)............     1,183,076
                                               ------------
              SECURITIES LENDING COLLATERAL -- 2.2%
  8,381,259   Securities Lending Collateral
                Investment (Note 4)
                (Cost $8,381,259)............     8,381,259
                                               ------------
              TOTAL SECURITIES
                (Cost $385,165,390)..........   421,371,197
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 4.2%
$15,905,785   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $15,914,197
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                5.85%, due 01/25/33, with a
                value of $16,304,160 and
                Government National Mortgage
                Association, 6.38%, due
                07/20/34, with a value of
                $396,914) (Cost
                $15,905,785).................  $ 15,905,785
                                               ------------
              Total Investments before Call
                and Put Options
                Written -- 114.6%
                (Cost $401,071,175)..........   437,276,982
                                               ------------
 CONTRACTS
 ---------
              CALL OPTIONS WRITTEN -- (0.0)%
        (41)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 110..........        (3,203)
         (1)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 111..........           (31)
                                               ------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $11,337)............        (3,234)
                                               ------------
              PUT OPTIONS WRITTEN -- (0.0)%
        (42)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 106..........        (8,531)

 CONTRACTS                                        VALUE
 ---------                                     ------------
              PUT OPTIONS WRITTEN (CONTINUED)
        (40)  US Treasury Note (10 Year)
                March Future, Expiring
                February 2007 @ 107..........  $    (19,375)
                                               ------------
              TOTAL PUT OPTIONS WRITTEN
                (Premium $24,809)............       (27,906)
                                               ------------
              Total Investments net of Call
                and Put Options
                Written -- 114.6%
                (Cost $401,035,029)..........   437,245,842
              Liabilities less other
                assets -- (14.6)%............   (55,597,041)
                                               ------------
              NET ASSETS -- 100.0%...........  $381,648,801
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $401,859,928.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $38,596,924
    Gross unrealized depreciation...........   (3,211,010)
                                              -----------
    Net unrealized appreciation.............  $35,385,914]
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.8%
               ADVERTISING -- 0.7%
   2,014,400   The Interpublic Group of
                 Companies, Inc.*(8).......  $   24,656,256
                                             --------------
               AEROSPACE AND DEFENSE -- 1.3%
     300,000   Northrop Grumman Corp. .....      20,310,000
     274,000   The Boeing Company..........      24,342,160
                                             --------------
                                                 44,652,160
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.3%
     320,000   Limited Brands, Inc. .......       9,260,800
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 0.9%
     104,000   BorgWarner, Inc. ...........       6,138,080
     146,600   DaimlerChrysler AG
                 (Germany)(8)..............       9,002,706
     360,800   General Motors Corp.(8).....      11,083,776
      45,000   Toyota Motor Corp. (ADR)
                 (Japan)...................       6,043,950
                                             --------------
                                                 32,268,512
                                             --------------
               BANKS -- 3.8%
   1,126,082   Bank of America Corp. ......      60,121,518
     587,200   National City Corp.(8)......      21,468,032
     215,800   SunTrust Banks, Inc. .......      18,224,310
     420,000   Wachovia Corp. .............      23,919,000
     265,600   Wells Fargo & Company.......       9,444,736
                                             --------------
                                                133,177,596
                                             --------------
               BROADCAST SERVICES/MEDIA -- 5.6%
     813,500   CBS Corp. -- Class B........      25,364,930
   1,031,900   Clear Channel
                 Communications, Inc. .....      36,673,726
     700,365   Comcast Corp. -- Class A*...      29,646,450
     645,000   Comcast Corp. -- Special
                 Class A*..................      27,012,600
     165,000   The Walt Disney Company.....       5,654,550
   3,470,200   Time Warner, Inc. ..........      75,580,956
                                             --------------
                                                199,933,212
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.1%
     125,000   Accenture, Ltd. -- Class A
                 (Bermuda).................       4,616,250
                                             --------------
               CHEMICALS -- 0.5%
     200,000   EI du Pont de Nemours and
                 Company...................       9,742,000
     200,000   The Dow Chemical Company....       7,988,000
                                             --------------
                                                 17,730,000
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES --
                 6.2%
   1,744,800   Electronic Data Systems
                 Corp. ....................      48,069,240
     959,900   Hewlett-Packard Company.....      39,538,281

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
     686,200   International Business
                 Machines Corp. ...........  $   66,664,330
     680,000   Microsoft Corp. ............      20,304,800
   8,067,700   Sun Microsystems, Inc.*.....      43,726,934
                                             --------------
                                                218,303,585
                                             --------------
               CONSUMER GOODS AND SERVICES -- 4.9%
     525,000   Altria Group, Inc. .........      45,055,500
   1,079,200   Avon Products, Inc. ........      35,656,768
     524,900   Kimberly-Clark Corp. .......      35,666,955
     428,000   Procter & Gamble Company....      27,507,560
     115,000   The Black & Decker Corp. ...       9,196,550
     320,000   The Clorox Company..........      20,528,000
                                             --------------
                                                173,611,333
                                             --------------
               CONTAINERS AND PACKAGING -- 0.2%
     440,000   Owens-Illinois, Inc.*.......       8,118,000
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 2.1%
   1,880,800   General Electric Company....      69,984,568
      44,600   Textron, Inc. ..............       4,182,142
                                             --------------
                                                 74,166,710
                                             --------------
               ELECTRONICS -- 2.6%
     125,116   Arrow Electronics, Inc.*....       3,947,410
   1,121,400   Flextronics International,
                 Ltd. (Singapore)*.........      12,873,672
   1,939,177   Sanmina-SCI Corp.*..........       6,690,161
   9,744,905   Solectron Corp.*............      31,378,594
     866,900   Sony Corp. (ADR) (Japan)....      37,129,327
                                             --------------
                                                 92,019,164
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.5%
     504,200   Waste Management, Inc. .....      18,539,434
                                             --------------
               FINANCIAL SERVICES -- 13.8%
     410,600   American Express Company....      24,911,102
     345,800   Capital One Financial
                 Corp. ....................      26,564,356
   1,632,500   Citigroup, Inc. ............      90,930,250
      96,600   Countrywide Financial
                 Corp. ....................       4,100,670
   1,286,300   Fannie Mae..................      76,393,357
     399,900   Freddie Mac.................      27,153,210
   2,521,640   JPMorgan Chase & Company....     121,795,212
   1,085,800   Merrill Lynch & Company,
                 Inc. .....................     101,087,980
      84,000   The Goldman Sachs Group,
                 Inc. .....................      16,745,400
                                             --------------
                                                489,681,537
                                             --------------
               FOOD AND BEVERAGE -- 2.9%
     265,000   Kellogg Company.............      13,265,900
   1,239,500   Kraft Foods, Inc. -- Class
                 A(8)......................      44,250,150

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
       3,000   Molson Coors Brewing
                 Company -- Class B........  $      229,320
     255,000   PepsiCo, Inc. ..............      15,950,250
   1,093,305   Sara Lee Corp. .............      18,618,984
     190,000   The Coca-Cola Company.......       9,167,500
                                             --------------
                                                101,482,104
                                             --------------
               INSURANCE -- 9.2%
     623,600   Aetna, Inc. ................      26,927,048
   1,185,100   American International
                 Group, Inc. ..............      84,924,266
     550,000   Genworth Financial, Inc. --
                 Class A...................      18,815,500
     109,400   MBIA, Inc. .................       7,992,764
     450,200   MetLife, Inc.(8)............      26,566,302
      61,566   PartnerRE, Ltd.
                 (Bermuda)(8)..............       4,373,033
     170,000   RenaissanceRe Holdings, Ltd.
                 (Bermuda).................      10,200,000
     986,900   The Chubb Corp. ............      52,216,879
     145,000   The Hartford Financial
                 Services Group, Inc. .....      13,529,950
   1,168,338   The St. Paul Travelers
                 Companies, Inc. ..........      62,728,067
     238,000   XL Capital, Ltd. -- Class A
                 (Cayman Islands)..........      17,140,760
                                             --------------
                                                325,414,569
                                             --------------
               INTERNET SERVICES -- 0.4%
     500,000   Cisco Systems, Inc.*........      13,665,000
                                             --------------
               MANUFACTURING -- 2.4%
      48,000   Cooper Industries, Ltd. --
                 Class A (Bermuda).........       4,340,640
     140,000   Eaton Corp. ................      10,519,600
     758,600   Honeywell International,
                 Inc. .....................      34,319,064
     592,950   Smurfit-Stone Container
                 Corp.*....................       6,261,552
     147,700   SPX Corp. ..................       9,033,332
     725,500   Tyco International, Ltd.
                 (Bermuda).................      22,055,200
                                             --------------
                                                 86,529,388
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES,
                 AND SERVICES -- 2.0%
   1,184,100   Boston Scientific Corp.*....      20,342,838
     371,000   Medco Health Solutions,
                 Inc.*.....................      19,826,240
   4,310,000   Tenet Healthcare
                 Corp.*(8).................      30,040,700
                                             --------------
                                                 70,209,778
                                             --------------
               METALS AND MINING -- 1.0%
     390,000   Mittal Steel Company NV --
                 Class A (the
                 Netherlands)(8)...........      16,450,200
     280,200   United States Steel
                 Corp. ....................      20,493,828
                                             --------------
                                                 36,944,028
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS -- 9.2%
     275,000   BP PLC (ADR) (United
                 Kingdom)..................  $   18,452,500
   1,259,500   ChevronTexaco Corp. ........      92,611,035
   1,242,602   ConocoPhillips..............      89,405,214
   1,354,800   Exxon Mobil Corp. ..........     103,818,324
      78,000   Occidental Petroleum
                 Corp. ....................       3,808,740
     234,600   Total SA (ADR) (France).....      16,872,432
                                             --------------
                                                324,968,245
                                             --------------
               PAPER AND FOREST PRODUCTS -- 1.0%
   1,180,700   MeadWestvaco Corp. .........      35,491,842
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 5.8%
     385,800   AmerisourceBergen Corp. ....      17,345,568
     503,800   Merck & Company, Inc. ......      21,965,680
   2,509,100   Millennium Pharmaceuticals,
                 Inc.*(8)..................      27,349,190
   3,140,300   Pfizer, Inc. ...............      81,333,770
     891,800   Watson Pharmaceuticals,
                 Inc.*.....................      23,213,554
     646,600   Wyeth.......................      32,924,872
                                             --------------
                                                204,132,634
                                             --------------
               PRINTING AND PUBLISHING -- 0.3%
      34,382   Idearc, Inc.*(8)............         985,044
     500,000   The Reader's Digest
                 Association, Inc. ........       8,350,000
                                             --------------
                                                  9,335,044
                                             --------------
               RETAIL -- 1.6%
     454,662   Federated Department Stores,
                 Inc. .....................      17,336,262
     922,600   Office Depot, Inc.*.........      35,215,642
      92,000   Target Corp. ...............       5,248,600
                                             --------------
                                                 57,800,504
                                             --------------
               RETAIL: RESTAURANTS -- 0.9%
     705,000   McDonald's Corp. ...........      31,252,650
                                             --------------
               RETAIL: SUPERMARKETS -- 1.3%
     819,925   Safeway, Inc. ..............      28,336,608
     779,350   The Kroger Company..........      17,979,605
                                             --------------
                                                 46,316,213
                                             --------------
               SEMICONDUCTORS -- 1.7%
   2,131,600   Intel Corp. ................      43,164,900
     659,900   Intersil Corp. -- Class A...      15,784,808
                                             --------------
                                                 58,949,708
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT
                 AND SERVICES -- 7.8%
   2,514,046   Alcatel-Lucent (ADR)
                 (France)..................      35,749,734
   2,424,900   AT&T, Inc.(8)...............      86,690,176

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT
                 AND SERVICES (CONTINUED)
     109,400   BellSouth Corp. ............  $    5,153,834
     214,500   Crown Castle International
                 Corp.*....................       6,928,350
   1,529,200   Nokia Oyj (ADR).............      31,073,344
   6,631,800   Qwest Communications
                 International, Inc.*(8)...      55,508,166
   1,178,800   Sprint Nextel Corp. ........      22,267,532
     887,652   Verizon Communications,
                 Inc. .....................      33,056,160
                                             --------------
                                                276,427,296
                                             --------------
               TOYS -- 0.9%
   1,417,100   Mattel, Inc. ...............      32,111,486
                                             --------------
               TRANSPORTATION -- 2.8%
     386,200   Con-way, Inc. ..............      17,008,248
   2,105,200   CSX Corp. ..................      72,482,036
     191,380   Norfolk Southern Corp. .....       9,624,500
                                             --------------
                                                 99,114,784
                                             --------------
               UTILITIES -- 3.1%
     310,000   Allegheny Energy, Inc.*.....      14,232,100
   1,060,180   American Electric Power
                 Company, Inc. ............      45,142,464
     224,800   Constellation Energy
                 Group.....................      15,481,976
     225,000   Entergy Corp. ..............      20,772,000
     305,800   Wisconsin Energy Corp. .....      14,513,268
                                             --------------
                                                110,141,808
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $2,796,613,423).....   3,461,021,630
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 5.3%
$186,521,888   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $186,521,888).............  $  186,521,888
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,983,135,311).....   3,647,543,518
                                             --------------
               REPURCHASE AGREEMENTS -- 2.1%
  74,170,734   With Investors Bank & Trust,
                 dated 12/29/06, 4.76%,
                 due 01/02/07, repurchase
                 proceeds at maturity
                 $74,209,962
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.28%, due
                 03/01/34, with a value of
                 $9,353,891, Freddie Mac
                 Adjustable Rate Mortgage,
                 5.65%, due 08/15/36, with
                 a value of $66,197,101 and
                 Small Business
                 Administration,
                 8.88%, due 07/25/16, with
                 a value of $2,328,279)
                 (Cost $74,170,734)........      74,170,734
                                             --------------
               Total Investments -- 105.2%
                 (Cost $3,057,306,045).....   3,721,714,252
               Liabilities less other
                 assets -- (5.2)%..........    (182,770,526)
                                             --------------
               NET ASSETS -- 100.0%........  $3,538,943,726
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $3,065,846,281.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $720,698,403
    Gross unrealized depreciation..........   (64,830,432)
                                             ------------
    Net unrealized appreciation............  $655,867,971
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                                VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 95.5%
              ADVERTISING -- 3.8%
     28,200   RH Donnelley Corp. ............  $  1,768,986
    167,800   The Interpublic Group of
                Companies, Inc.*(8)..........     2,053,872
                                               ------------
                                                  3,822,858
                                               ------------
              AEROSPACE AND DEFENSE -- 4.0%
     11,000   Lockheed Martin Corp. .........     1,012,770
     44,700   Northrop Grumman Corp. ........     3,026,190
                                               ------------
                                                  4,038,960
                                               ------------
              AGRICULTURE -- 0.6%
     30,400   The Mosaic Company*............       649,344
                                               ------------
              AUTOMOBILE: RENTAL -- 0.2%
     11,510   Avis Budget Group, Inc. .......       249,652
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 1.0%
     12,700   Magna International, Inc. --
                Class A (Canada)(8)..........     1,022,985
                                               ------------
              BANKS -- 3.7%
     33,155   Bank of America Corp. .........     1,770,145
     17,100   Comerica, Inc. ................     1,003,428
     13,200   KeyCorp........................       501,996
      8,300   UnionBanCal Corp. .............       508,375
                                               ------------
                                                  3,783,944
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.4%
     15,300   First Data Corp. ..............       390,456
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 14.5%
     31,000   BMC Software, Inc.*............       998,200
    221,866   CA, Inc. ......................     5,025,265
    182,000   Electronic Data Systems
                Corp. .......................     5,014,100
    118,800   Microsoft Corp. ...............     3,547,368
                                               ------------
                                                 14,584,933
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 6.0%
     72,900   Centex Corp.(8)................     4,102,083
     61,100   Pulte Homes, Inc. .............     2,023,632
                                               ------------
                                                  6,125,715
                                               ------------
              CONSUMER GOODS AND SERVICES -- 3.0%
     11,900   Altria Group, Inc. ............     1,021,258
     72,960   Unilever PLC (ADR) (United
                Kingdom).....................     2,029,747
                                               ------------
                                                  3,051,005
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 1.5%
     41,500   Waste Management, Inc. ........     1,525,955
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES -- 8.3%
     46,800   Freddie Mac....................  $  3,177,720
     72,800   JPMorgan Chase & Company.......     3,516,240
      5,900   Prudential Financial, Inc. ....       506,574
     27,500   Washington Mutual, Inc. .......     1,250,975
                                               ------------
                                                  8,451,509
                                               ------------
              INSURANCE -- 13.5%
      9,300   Assurant, Inc. ................       513,825
     50,600   Conseco, Inc.*.................     1,010,988
     88,300   Genworth Financial, Inc. --
                Class A......................     3,020,743
     42,800   MetLife, Inc. .................     2,525,628
      5,400   The Hartford Financial Services
                Group, Inc. .................       503,874
     65,700   The St. Paul Travelers
                Companies, Inc. .............     3,527,433
     77,100   UnumProvident Corp. ...........     1,602,138
     14,100   XL Capital, Ltd. -- Class A
                (Cayman Islands).............     1,015,482
                                               ------------
                                                 13,720,111
                                               ------------
              LEISURE AND RECREATION -- 2.3%
     15,700   Harrah's Entertainment,
                Inc. ........................     1,298,704
     30,820   Wyndham Worldwide Corp.*.......       986,856
                                               ------------
                                                  2,285,560
                                               ------------
              MANUFACTURING -- 6.2%
     39,100   Flowserve Corp.*...............     1,973,377
    140,000   Tyco International, Ltd.
                (Bermuda)....................     4,256,000
                                               ------------
                                                  6,229,377
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES,
                AND SERVICES -- 1.1%
    156,400   Tenet Healthcare Corp.*(8).....     1,090,108
                                               ------------
              METALS AND MINING -- 3.3%
    110,300   Alcoa, Inc. ...................     3,310,103
                                               ------------
              OIL, COAL AND GAS -- 1.5%
     24,600   Petro-Canada (Canada)..........     1,009,584
      8,100   Sunoco, Inc. ..................       505,116
                                               ------------
                                                  1,514,700
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.2%
     17,900   Weyerhaeuser Company...........     1,264,635
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 2.0%
     85,200   Schering-Plough Corp. .........     2,014,128
                                               ------------

                       See notes to financial statements.

                                VALUE PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE DEVELOPMENT AND SERVICES -- 3.0%
     49,925   Realogy Corp.*.................  $  1,513,726
     29,100   The St. Joe Company(8).........     1,558,887
                                               ------------
                                                  3,072,613
                                               ------------
              RETAIL -- 4.6%
     77,200   The Home Depot, Inc.(8)........     3,100,352
     33,100   Wal-Mart Stores, Inc. .........     1,528,558
                                               ------------
                                                  4,628,910
                                               ------------
              RETAIL: RESTAURANTS -- 1.5%
     11,500   McDonald's Corp. ..............       509,795
     17,200   YUM! Brands, Inc. .............     1,011,360
                                               ------------
                                                  1,521,155
                                               ------------
              RETAIL: SUPERMARKETS -- 1.5%
     43,300   Safeway, Inc.(8)...............     1,496,448
                                               ------------
              UTILITIES -- 6.8%
     69,800   Exelon Corp. ..................     4,319,922
     46,500   FPL Group, Inc.(8).............     2,530,530
                                               ------------
                                                  6,850,452
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $90,349,290)...........    96,695,616
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 15.2%
$15,388,046   Securities Lending Collateral
                Investment (Note 4)
                (Cost $15,388,046)...........    15,388,046
                                               ------------
              TOTAL SECURITIES
                (Cost $105,737,336)..........   112,083,662
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 9.0%
$ 9,130,521   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $9,135,350
                (Collateralized by Small
                Business Administration,
                8.07%, due 07/25/29, with a
                value of $9,587,047) (Cost
                $9,130,521)..................  $  9,130,521
                                               ------------
              Total Investments -- 119.7%
                (Cost $114,867,857)..........   121,214,183
              Liabilities less other
                assets -- (19.7)%............   (19,931,277)
                                               ------------
              NET ASSETS -- 100.0%...........  $101,282,906
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $115,182,318.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation............  $6,708,491
    Gross unrealized depreciation............    (676,626)
                                               ----------
    Net unrealized appreciation..............  $6,031,865
                                               ==========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS -- 98.1%
              AEROSPACE AND DEFENSE -- 3.0%
     61,800   Goodrich Corp. ..............  $    2,814,990
     75,500   Lockheed Martin Corp. .......       6,951,285
    125,200   Northrop Grumman Corp. ......       8,476,040
    125,400   Raytheon Company.............       6,621,120
     90,200   The Boeing Company...........       8,013,368
     33,000   United Technologies Corp. ...       2,063,160
                                             --------------
                                                 34,939,963
                                             --------------
              AGRICULTURE -- 0.3%
     65,800   Monsanto Company.............       3,456,474
                                             --------------
              AIRLINES -- 0.3%
     69,700   US Airways Group, Inc.*(8)...       3,753,345
                                             --------------
              APPAREL: MANUFACTURING AND RETAIL -- 1.1%
     57,000   American Eagle Outfitters,
                Inc. ......................       1,778,970
     31,400   Jones Apparel Group, Inc. ...       1,049,702
    176,600   The Gap, Inc. ...............       3,443,700
    265,500   Urban Outfitters, Inc.*(8)...       6,114,465
                                             --------------
                                                 12,386,837
                                             --------------
              AUTOMOBILE: RETAIL -- 0.2%
    108,000   AutoNation, Inc.*............       2,302,560
                                             --------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 0.4%
     79,000   Autoliv, Inc. (Sweden).......       4,763,700
                                             --------------
              BANKS -- 6.2%
    174,000   Bank of America Corp. .......       9,289,860
     65,200   Comerica, Inc. ..............       3,825,936
     92,200   Commerce Bancorp, Inc. -- New
                Jersey(8)..................       3,251,894
     12,400   Credicorp, Ltd. (Bermuda)....         507,656
     70,700   IndyMac Bancorp, Inc.(8).....       3,192,812
    115,000   KeyCorp......................       4,373,450
    145,700   National City Corp.(8).......       5,326,792
     37,400   Regions Financial Corp. .....       1,398,760
     44,300   SunTrust Banks, Inc. ........       3,741,135
     15,200   UnionBanCal Corp. ...........         931,000
    285,600   US Bancorp...................      10,335,864
    185,385   Wachovia Corp. ..............      10,557,676
    421,000   Wells Fargo & Company........      14,970,760
                                             --------------
                                                 71,703,595
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 4.3%
    100,282   CBS Corp. -- Class B.........  $    3,126,793
     56,100   Clear Channel Communications,
                Inc. ......................       1,993,794
     58,600   Comcast Corp. -- Class
                A*(8)......................       2,480,538
     17,205   Liberty Media
                Corp. - Capital -- Series
                A*.........................       1,685,746
     21,100   News Corp. -- Class B........         469,686
     33,100   Rogers Communications,
                Inc. -- Class B
                (Canada)(8)................       1,972,760
    120,100   Shaw Communications, Inc. --
                Class B (Canada)(8)........       3,808,371
    179,100   The DIRECTV Group, Inc.*.....       4,466,754
     39,800   The McGraw-Hill
                Companies, Inc. ...........       2,707,196
    133,100   The Walt Disney Company......       4,561,337
    846,700   Time Warner, Inc. ...........      18,441,126
     94,100   Viacom, Inc. -- Class B*.....       3,860,923
                                             --------------
                                                 49,575,024
                                             --------------
              BUSINESS SERVICES AND SUPPLIES -- 1.1%
     22,100   Dun & Bradstreet Corp.*......       1,829,659
    201,500   First Data Corp. ............       5,142,280
     23,700   Moody's Corp. ...............       1,636,722
     95,200   Paychex, Inc. ...............       3,764,208
                                             --------------
                                                 12,372,869
                                             --------------
              CHEMICALS -- 0.6%
     26,800   Ashland, Inc. ...............       1,854,024
     46,400   EI du Pont de Nemours and
                Company....................       2,260,144
    102,400   Methanex Corp. (Canada)......       2,802,688
                                             --------------
                                                  6,916,856
                                             --------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 8.0%
     42,100   Apple Computer, Inc.*........       3,571,764
    107,700   Cadence Design Systems,
                Inc.*......................       1,928,907
     49,200   Computer Sciences Corp.*.....       2,625,804
    243,900   Electronic Arts, Inc.*.......      12,282,804
     20,500   Electronic Data Systems
                Corp. .....................         564,775
    338,200   Hewlett-Packard Company......      13,930,458
     91,700   Ingram Micro, Inc. -- Class
                A*.........................       1,871,597
     22,400   International Business
                Machines Corp. ............       2,176,160
     66,600   Intuit, Inc.*................       2,031,966
     64,600   Lexmark International,
                Inc. -- Class A*...........       4,728,720

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                (CONTINUED)
     24,900   Mentor Graphics Corp.*.......  $      448,947
  1,192,500   Microsoft Corp. .............      35,608,050
     87,900   Oracle Corp.*................       1,506,606
    188,300   SanDisk Corp.*...............       8,102,549
    340,200   Sun Microsystems, Inc.*......       1,843,884
                                             --------------
                                                 93,222,991
                                             --------------
              CONSUMER GOODS AND SERVICES -- 4.6%
    152,700   Altria Group, Inc. ..........      13,104,714
     21,700   American Greetings Corp. --
                Class A....................         517,979
     51,200   Colgate-Palmolive Company....       3,340,288
     24,900   FedEx Corp. .................       2,704,638
      6,300   Loews Corp.-Carolina Group...         407,736
     82,300   NBTY, Inc.*..................       3,421,211
    179,405   Procter & Gamble Company.....      11,530,359
    104,200   Reynolds American, Inc. .....       6,821,974
     29,900   The Clorox Company...........       1,918,085
     73,000   The Estee Lauder Companies,
                Inc. -- Class A(8).........       2,979,860
     58,800   United Parcel Service,
                Inc. -- Class B............       4,408,824
     30,800   UST, Inc. ...................       1,792,560
                                             --------------
                                                 52,948,228
                                             --------------
              CONTAINERS AND PACKAGING -- 0.4%
      7,700   Greif, Inc. -- Class A.......         911,680
     89,600   Pactiv Corp.*................       3,197,824
                                             --------------
                                                  4,109,504
                                             --------------
              DISTRIBUTION -- 0.0%
      7,500   CDW Corp. ...................         527,400
                                             --------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 2.2%
    599,200   General Electric Company.....      22,296,232
     34,400   Textron, Inc. ...............       3,225,688
                                             --------------
                                                 25,521,920
                                             --------------
              EDUCATION -- 0.1%
     12,700   ITT Educational Services,
                Inc.*......................         842,899
                                             --------------
              ELECTRONICS -- 0.6%
     87,900   Avnet, Inc.*.................       2,244,087
     77,800   Emerson Electric Company.....       3,428,646
     39,500   Synopsys, Inc.*..............       1,055,835
                                             --------------
                                                  6,728,568
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.0%
      9,400   Republic Services, Inc. .....  $      382,298
                                             --------------
              FINANCIAL SERVICES -- 10.5%
    156,900   American Express Company.....       9,519,123
     77,300   AmeriCredit Corp.*(8)........       1,945,641
     50,100   Ameriprise Financial,
                Inc. ......................       2,730,450
    478,300   Citigroup, Inc. .............      26,641,309
    190,000   Countrywide Financial
                Corp. .....................       8,065,500
     20,400   Janus Capital Group, Inc. ...         440,436
    440,300   JPMorgan Chase & Company.....      21,266,490
     95,400   Lehman Brothers Holdings,
                Inc. ......................       7,452,648
    154,600   Merrill Lynch & Company,
                Inc. ......................      14,393,260
    177,000   Morgan Stanley...............      14,413,110
     10,831   T Rowe Price Group, Inc. ....         474,073
     68,100   The First Marblehead
                Corp.(8)...................       3,721,665
     26,400   The Goldman Sachs Group,
                Inc. ......................       5,262,840
     79,000   Washington Mutual, Inc. .....       3,593,710
    156,000   Western Union Company........       3,497,520
                                             --------------
                                                123,417,775
                                             --------------
              FOOD AND BEVERAGE -- 2.7%
     86,200   Archer-Daniels-Midland
                Company....................       2,754,952
    158,900   ConAgra Foods, Inc. .........       4,290,300
     54,800   General Mills, Inc. .........       3,156,480
     47,000   HJ Heinz Company.............       2,115,470
     65,700   Kraft Foods, Inc. -- Class
                A(8).......................       2,345,490
    163,800   PepsiCo, Inc. ...............      10,245,690
    125,100   The Coca-Cola Company........       6,036,075
     54,400   Tyson Foods, Inc. -- Class
                A(8).......................         894,880
                                             --------------
                                                 31,839,337
                                             --------------
              INSURANCE -- 4.7%
     56,000   Aetna, Inc. .................       2,418,080
     28,700   Ambac Financial Group,
                Inc. ......................       2,556,309
     47,700   American International Group,
                Inc. ......................       3,418,182
     39,800   Assurant, Inc. ..............       2,198,950
     14,300   Axis Capital Holdings, Ltd.
                (Bermuda)..................         477,191
     21,600   CIGNA Corp. .................       2,841,912
     78,000   Genworth Financial, Inc. --
                Class A....................       2,668,380
     50,400   Hanover Insurance Group,
                Inc. ......................       2,459,520
    165,100   Loews Corp. .................       6,846,697
     38,052   MBIA, Inc. ..................       2,780,079

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     35,400   MGIC Investment Corp. .......  $    2,213,916
     13,400   Nationwide Financial
                Services, Inc. -- Class
                A..........................         726,280
     66,800   Odyssey Re Holdings Corp. ...       2,491,640
     26,100   Principal Financial Group,
                Inc. ......................       1,532,070
    122,114   Radian Group, Inc. ..........       6,583,166
     40,100   The Allstate Corp. ..........       2,610,911
     17,700   The Chubb Corp. .............         936,507
    130,800   The PMI Group, Inc.(8).......       6,169,836
     15,400   The St. Paul Travelers
                Companies, Inc. ...........         826,826
      5,900   Unitrin, Inc. ...............         295,649
     54,000   WR Berkley Corp. ............       1,863,540
                                             --------------
                                                 54,915,641
                                             --------------
              INTERNET SERVICES -- 2.9%
    530,200   Cisco Systems, Inc.*.........      14,490,366
     94,800   eBay, Inc.*..................       2,850,636
     32,038   Google, Inc. -- Class A*.....      14,752,858
     25,700   IAC/InterActive Corp.*(8)....         955,012
                                             --------------
                                                 33,048,872
                                             --------------
              LEISURE AND RECREATION -- 0.9%
     50,500   Carnival Corp. (Panama)(8)...       2,477,025
     14,400   Choice Hotels International,
                Inc. ......................         606,240
    112,700   Starwood Hotels & Resorts
                Worldwide, Inc. ...........       7,043,750
                                             --------------
                                                 10,127,015
                                             --------------
              MACHINERY -- 0.4%
     33,400   Caterpillar, Inc. ...........       2,048,422
     31,400   Deere & Company..............       2,985,198
                                             --------------
                                                  5,033,620
                                             --------------
              MANUFACTURING -- 1.4%
     54,200   3M Company...................       4,223,806
     27,700   Furniture Brands
                International, Inc.(8).....         449,571
     90,100   Honeywell International,
                Inc. ......................       4,076,124
     35,200   Parker Hannifin Corp. .......       2,706,176
     10,600   SPX Corp. ...................         648,296
     69,500   The Timken Company...........       2,028,010
     55,800   Tyco International, Ltd.
                (Bermuda)..................       1,696,320
                                             --------------
                                                 15,828,303
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.5%
     24,400   Becton, Dickinson and
                Company....................  $    1,711,660
     83,000   Cardinal Health, Inc. .......       5,347,690
      9,600   Dade Behring Holdings,
                Inc. ......................         382,176
     39,800   Humana, Inc.*................       2,201,338
    241,000   Johnson & Johnson............      15,910,820
      5,400   Laboratory Corp. of America
                Holdings*..................         396,738
    110,700   McKesson Corp. ..............       5,612,490
    142,200   Medco Health Solutions,
                Inc.*......................       7,599,168
     17,900   Medtronic, Inc. .............         957,829
    227,400   St Jude Medical, Inc.*.......       8,313,744
      8,100   Universal Health Services,
                Inc. -- Class B............         448,983
     39,200   WellPoint, Inc.*.............       3,084,648
                                             --------------
                                                 51,967,284
                                             --------------
              METALS AND MINING -- 1.2%
    130,200   Alcoa, Inc. .................       3,907,302
      7,100   Newmont Mining Corp. ........         320,565
     82,800   Nucor Corp. .................       4,525,848
     21,100   Phelps Dodge Corp. ..........       2,526,092
     79,400   Steel Dynamics, Inc. ........       2,576,530
                                             --------------
                                                 13,856,337
                                             --------------
              OIL, COAL AND GAS -- 9.2%
     42,800   Apache Corp. ................       2,846,628
     45,700   Baker Hughes, Inc. ..........       3,411,962
     41,900   Cameron International
                Corp.*.....................       2,222,795
    156,900   ChevronTexaco Corp. .........      11,536,857
    182,486   ConocoPhillips...............      13,129,868
     46,400   Devon Energy Corp. ..........       3,112,512
     44,500   EnCana Corp. (Canada)........       2,044,775
      5,700   EOG Resources, Inc. .........         355,965
    578,600   Exxon Mobil Corp. ...........      44,338,118
     70,200   Holly Corp. .................       3,608,280
    101,000   Marathon Oil Corp. ..........       9,342,500
     51,400   Petro-Canada (Canada)........       2,109,456
    119,900   Schlumberger, Ltd.
                (Netherlands Antilles).....       7,572,884
     44,000   Smith International, Inc. ...       1,807,080
                                             --------------
                                                107,439,680
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.1%
     25,500   International Paper
                Company....................         869,550
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 7.3%
     82,900   Abbott Laboratories..........  $    4,038,059
     33,700   Allergan, Inc. ..............       4,035,238
    135,800   AmerisourceBergen Corp. .....       6,105,568
    132,000   Amgen, Inc.*.................       9,016,920
    116,800   Biogen Idec, Inc.*...........       5,745,392
     86,800   Celgene Corp.*...............       4,993,604
     39,800   Eli Lilly and Company........       2,073,580
     30,100   Forest Laboratories, Inc.*...       1,523,060
     68,400   Genentech, Inc.*.............       5,549,292
     56,300   Gilead Sciences, Inc.*.......       3,655,559
    162,100   Merck & Company, Inc. .......       7,067,560
     34,000   Millennium Pharmaceuticals,
                Inc.*(8)...................         370,600
    884,300   Pfizer, Inc. ................      22,903,370
     82,400   Schering-Plough Corp. .......       1,947,936
     30,600   Sepracor, Inc.*..............       1,884,348
     68,700   Wyeth........................       3,498,204
                                             --------------
                                                 84,408,290
                                             --------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.5%
     39,600   Brookfield Asset Management,
                Inc. -- Class A (Canada)...       1,907,928
     40,600   Jones Lang LaSalle,
                Inc.(8)....................       3,742,102
                                             --------------
                                                  5,650,030
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.4%
     41,600   Equity Office Properties
                Trust......................       2,003,872
     11,800   Kimco Realty Corp. ..........         530,410
     32,200   New Century Financial
                Corp.(8)...................       1,017,198
      6,600   ProLogis.....................         401,082
      3,000   SL Green Realty Corp. .......         398,340
                                             --------------
                                                  4,350,902
                                             --------------
              RETAIL -- 3.8%
     68,700   Advance Auto Parts, Inc. ....       2,442,972
     68,700   Big Lots, Inc.*..............       1,574,604
     81,303   Circuit City Stores, Inc. ...       1,543,131
     51,900   Costco Wholesale Corp. ......       2,743,953
     53,100   Dillard's, Inc. -- Class
                A(8).......................       1,856,907
    143,600   Dollar General Corp. ........       2,306,216
     34,200   JC Penney Company, Inc. .....       2,645,712
     38,300   Kohl's Corp.*................       2,620,869
     70,400   Lowe's Companies, Inc. ......       2,192,960
     63,600   Office Depot, Inc.*..........       2,427,612

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
     21,600   Sears Holdings Corp.*(8).....  $    3,627,288
    232,200   Staples, Inc. ...............       6,199,740
     10,100   The Home Depot, Inc.(8)......         405,616
     88,300   Walgreen Company.............       4,052,087
    161,500   Wal-Mart Stores, Inc. .......       7,458,070
                                             --------------
                                                 44,097,737
                                             --------------
              RETAIL: RESTAURANTS -- 0.5%
     56,800   Darden Restaurants, Inc. ....       2,281,656
     10,600   McDonald's Corp. ............         469,898
     69,600   Starbucks Corp.*.............       2,465,232
                                             --------------
                                                  5,216,786
                                             --------------
              RETAIL: SUPERMARKETS -- 1.0%
    159,300   Safeway, Inc.(8).............       5,505,408
    242,100   The Kroger Company...........       5,585,247
                                             --------------
                                                 11,090,655
                                             --------------
              SEMICONDUCTORS -- 2.5%
    357,000   Atmel Corp.*.................       2,159,850
    130,900   Broadcom Corp. -- Class A*...       4,229,379
     71,700   Intel Corp. .................       1,451,925
    183,500   Micron Technology, Inc.*.....       2,561,660
    274,800   National Semiconductor
                Corp. .....................       6,237,960
    430,400   Texas Instruments, Inc. .....      12,395,520
                                             --------------
                                                 29,036,294
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 5.7%
     20,900   Anixter International,
                Inc.*......................       1,134,870
    150,500   AT&T, Inc.(8)................       5,380,375
    229,300   BellSouth Corp. .............      10,802,323
    133,300   CenturyTel, Inc. ............       5,819,878
    378,700   Corning, Inc.*...............       7,085,477
     12,205   Embarq Corp. ................         641,495
     81,199   JDS Uniphase Corp.*..........       1,352,775
    387,500   Level 3 Communications,
                Inc.*(8)...................       2,170,000
    175,300   Motorola, Inc. ..............       3,604,168
    343,500   QUALCOMM, Inc. ..............      12,980,865
     91,800   Sprint Nextel Corp. .........       1,734,102
     25,900   Telephone and Data Systems,
                Inc. ......................       1,407,147

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES (CONTINUED)
     11,000   Telephone and Data Systems,
                Inc. -- Special Common
                Shares.....................  $      545,600
     62,700   UTStarcom, Inc.*(8)..........         548,625
    297,000   Verizon Communications,
                Inc. ......................      11,060,280
                                             --------------
                                                 66,267,980
                                             --------------
              TOYS -- 0.3%
    141,600   Hasbro, Inc. ................       3,858,600
                                             --------------
              TRANSPORTATION -- 1.2%
      5,600   Burlington Northern Santa Fe
                Corp. .....................         413,336
     76,400   CSX Corp. ...................       2,630,452
    104,200   Norfolk Southern Corp. ......       5,240,218
     13,700   Overseas Shipholding Group,
                Inc. ......................         771,310
     53,700   Union Pacific Corp. .........       4,941,474
                                             --------------
                                                 13,996,790
                                             --------------
              UTILITIES -- 3.0%
     19,000   AGL Resources, Inc. .........         739,290
     22,000   Alliant Energy Corp. ........         830,940
     94,400   American Electric Power
                Company, Inc. .............       4,019,552
      8,400   DTE Energy Company(8)........         406,644
     54,800   Duke Energy Corp. ...........       1,819,908
    126,600   Edison International.........       5,757,768
     38,700   Energen Corp. ...............       1,816,578
     58,300   Entergy Corp. ...............       5,382,256
     44,000   FirstEnergy Corp. ...........       2,649,240
    114,500   PG&E Corp. ..................       5,419,285
     38,200   Pinnacle West Capital
                Corp. .....................       1,934,448
     78,600   TXU Corp. ...................       4,260,906
                                             --------------
                                                 35,036,815
                                             --------------
              TOTAL COMMON STOCKS
                (Cost $992,025,264)........   1,137,809,324
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SECURITIES LENDING COLLATERAL -- 5.9%
$67,965,319   Securities Lending Collateral
                Investment (Note 4)
                (Cost $67,965,319).........  $   67,965,319
                                             --------------
              TOTAL SECURITIES
                (Cost $1,059,990,583)......   1,205,774,643
                                             --------------
              REPURCHASE AGREEMENTS -- 2.1%
 23,960,361   With Investors Bank and
                Trust, dated 12/29/06,
                4.76%, due 01/02/07,
                repurchase proceeds at
                maturity $23,973,033
                (Collateralized by Freddie
                Mac Adjustable Rate
                Mortgage,
                5.70%, due 05/15/36, with a
                value of $23,036,034 and
                Small Business
                Administration,
                8.13%, due 01/25/27, with a
                value of $2,122,345)
                (Cost $23,960,361).........      23,960,361
                                             --------------
              Total Investments -- 106.1%
                (Cost $1,083,950,944)......   1,229,735,004
              Liabilities less other
                assets -- (6.1)%...........     (70,714,759)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,159,020,245
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $1,089,902,981.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $156,191,994
    Gross unrealized depreciation..........   (16,359,971)
                                             ------------
    Net unrealized appreciation............  $139,832,023
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.9%
               AEROSPACE AND DEFENSE -- 4.0%
     322,244   General Dynamics Corp. .....  $   23,958,841
     251,022   Goodrich Corp. .............      11,434,052
     339,056   Lockheed Martin Corp. ......      31,216,886
     188,275   The Boeing Company..........      16,726,351
     266,480   United Technologies
                 Corp. ....................      16,660,330
                                             --------------
                                                 99,996,460
                                             --------------
               AGRICULTURE -- 1.4%
     672,994   Monsanto Company............      35,352,375
                                             --------------
               AIRLINES -- 0.6%
     283,064   US Airways Group,
                 Inc.*(8)..................      15,242,996
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 1.5%
     716,820   The Gap, Inc. ..............      13,977,990
   1,078,020   Urban Outfitters,
                 Inc.*(8)..................      24,826,801
                                             --------------
                                                 38,804,791
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 2.1%
     395,751   Toyota Motor Corp. (ADR)
                 (Japan)...................      53,153,317
                                             --------------
               BANKS -- 4.4%
     400,665   Commerce Bancorp, Inc. --
                 New Jersey(8).............      14,131,455
  60,410,000   Industrial and Commercial
                 Bank of China -- Class H
                 (China)...................      37,512,092
     514,743   UBS AG (Switzerland)........      31,054,445
     808,290   Wells Fargo & Company.......      28,742,792
                                             --------------
                                                111,440,784
                                             --------------
               BROADCAST SERVICES/MEDIA -- 3.2%
   1,085,562   Comcast Corp. -- Class A*...      45,951,839
     887,000   Time Warner, Inc. ..........      19,318,860
     389,097   Viacom, Inc. -- Class B*....      15,964,650
                                             --------------
                                                 81,235,349
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 1.0%
     368,150   First Data Corp. ...........       9,395,188
     386,270   Paychex, Inc. ..............      15,273,116
                                             --------------
                                                 24,668,304
                                             --------------
               CHEMICALS -- 0.4%
     188,244   EI du Pont de Nemours and
                 Company...................       9,169,365
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 8.3%
     171,508   Apple Computer, Inc.*.......      14,550,739

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
     990,147   Electronic Arts, Inc.*......  $   49,863,803
     523,013   Hewlett-Packard Company.....      21,542,905
   3,113,090   Microsoft Corp. ............      92,956,868
     764,215   SanDisk Corp.*(8)...........      32,884,171
                                             --------------
                                                211,798,486
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.7%
     319,198   Lennar Corp. -- Class A.....      16,745,127
                                             --------------
               CONSUMER GOODS AND SERVICES -- 7.3%
     401,630   Altria Group, Inc. .........      34,467,887
     453,428   FedEx Corp. ................      49,251,349
   1,190,971   Procter & Gamble Company....      76,543,706
     121,300   The Clorox Company..........       7,781,395
     217,545   United Parcel Service,
                 Inc. -- Class B...........      16,311,524
                                             --------------
                                                184,355,861
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 2.5%
   1,350,497   General Electric Company....      50,251,993
     139,510   Textron, Inc. ..............      13,081,853
                                             --------------
                                                 63,333,846
                                             --------------
               FINANCIAL SERVICES -- 7.8%
     545,280   American Express Company....      33,082,138
     343,825   Citigroup, Inc. ............      19,151,053
     442,391   Lehman Brothers Holdings,
                 Inc. .....................      34,559,584
     199,405   Merrill Lynch & Company,
                 Inc. .....................      18,564,606
     207,790   Morgan Stanley..............      16,920,340
     307,874   The Goldman Sachs Group,
                 Inc. .....................      61,374,681
     633,205   Western Union Company.......      14,196,456
                                             --------------
                                                197,848,858
                                             --------------
               FOOD AND BEVERAGE -- 3.4%
   1,033,580   PepsiCo, Inc. ..............      64,650,429
     447,715   The Coca-Cola Company.......      21,602,249
                                             --------------
                                                 86,252,678
                                             --------------
               INSURANCE -- 1.2%
     144,440   MGIC Investment Corp. ......       9,033,278
     187,299   Radian Group, Inc. .........      10,097,289
     219,305   The PMI Group, Inc.(8)......      10,344,617
                                             --------------
                                                 29,475,184
                                             --------------
               INTERNET SERVICES -- 4.8%
   2,369,066   Cisco Systems, Inc.*........      64,746,574

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES (CONTINUED)
     384,883   eBay, Inc.*.................  $   11,573,432
      96,873   Google, Inc. -- Class A*....      44,608,079
                                             --------------
                                                120,928,085
                                             --------------
               LEISURE AND RECREATION -- 6.0%
     142,558   Four Seasons Hotels, Inc.
                 (Canada)(8)...............      11,688,330
     439,066   Las Vegas Sands Corp.*......      39,287,625
     645,163   MGM MIRAGE*.................      37,000,098
     457,475   Starwood Hotels & Resorts
                 Worldwide, Inc. ..........      28,592,188
     377,502   Wynn Resorts, Ltd.(8).......      35,428,563
                                             --------------
                                                151,996,804
                                             --------------
               MANUFACTURING -- 0.4%
     132,490   3M Company..................      10,324,946
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 7.7%
     472,500   Johnson & Johnson...........      31,194,450
     577,330   Medco Health Solutions,
                 Inc.*.....................      30,852,515
     923,271   St Jude Medical, Inc.*......      33,754,788
   1,585,327   UnitedHealth Group, Inc. ...      85,179,619
     158,950   WellPoint, Inc.*............      12,507,776
                                             --------------
                                                193,489,148
                                             --------------
               METALS AND MINING -- 0.4%
     308,235   Alcoa, Inc. ................       9,250,132
                                             --------------
               OIL, COAL AND GAS -- 2.7%
     185,515   Baker Hughes, Inc. .........      13,850,550
     170,180   Cameron International
                 Corp.*....................       9,028,049
     608,062   Schlumberger, Ltd.
                 (Netherlands Antilles)....      38,405,196
     178,518   Smith International,
                 Inc. .....................       7,331,734
                                             --------------
                                                 68,615,529
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 9.0%
     249,592   Abbott Laboratories.........      12,157,626
     136,720   Allergan, Inc. .............      16,370,853
     264,139   Amgen, Inc.*................      18,043,335
     361,240   Biogen Idec, Inc.*..........      17,769,396
     192,445   Celgene Corp.*..............      11,071,361
     161,816   Eli Lilly and Company.......       8,430,614
   1,003,498   Genentech, Inc.*............      81,413,792
     267,137   Genzyme Corp.*..............      16,450,296

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT (CONTINUED)
     231,768   Gilead Sciences, Inc.*......  $   15,048,696
     168,765   Merck & Company, Inc. ......       7,358,154
     334,755   Schering-Plough Corp. ......       7,913,608
     125,876   Sepracor, Inc.*.............       7,751,444
     175,730   Wyeth.......................       8,948,172
                                             --------------
                                                228,727,347
                                             --------------
               RETAIL -- 6.4%
     278,882   Advance Auto Parts, Inc. ...       9,917,044
     582,978   Dollar General Corp. .......       9,362,627
   1,355,533   Lowe's Companies, Inc. .....      42,224,852
      87,895   Sears Holdings Corp.*(8)....      14,760,207
     942,770   Staples, Inc. ..............      25,171,959
     325,412   Target Corp. ...............      18,564,755
     358,395   Walgreen Company............      16,446,747
     528,605   Wal-Mart Stores, Inc. ......      24,410,979
                                             --------------
                                                160,859,170
                                             --------------
               RETAIL: RESTAURANTS -- 0.9%
     674,442   Starbucks Corp.*............      23,888,736
                                             --------------
               SEMICONDUCTORS -- 3.1%
     531,320   Broadcom Corp. -- Class
                 A*........................      17,166,949
   1,115,700   National Semiconductor
                 Corp. ....................      25,326,390
   1,241,170   Texas Instruments, Inc. ....      35,745,696
                                             --------------
                                                 78,239,035
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.8%
   1,578,698   Corning, Inc.*..............      29,537,440
     329,500   JDS Uniphase Corp.*(8)......       5,489,470
   1,573,100   Level 3 Communications,
                 Inc.*(8)..................       8,809,360
   1,394,595   QUALCOMM, Inc. .............      52,701,745
                                             --------------
                                                 96,538,015
                                             --------------
               TRANSPORTATION -- 2.9%
     468,154   Burlington Northern Santa Fe
                 Corp. ....................      34,554,447
     421,579   Union Pacific Corp. ........      38,793,699
                                             --------------
                                                 73,348,146
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $2,152,170,710).....   2,475,078,874
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 6.3%
$158,227,226   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $158,227,226).......  $  158,227,226
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,310,397,936).....   2,633,306,100
                                             --------------
               REPURCHASE AGREEMENTS -- 0.9%
  22,518,208   With Investors Bank and
                 Trust, dated 12/29/06,
                 4.76%, due 01/02/07,
                 repurchase proceeds at
                 maturity $22,530,118
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.18%, due
                 07/01/33, with a value of
                 $14,769,866 and Small
                 Business Administration,
                 8.12%, due 07/25/29, with
                 a value of $8,874,253)
                 (Cost $22,518,208)........      22,518,208
                                             --------------
               Total Investments -- 105.1%
                 (Cost $2,332,916,144).....   2,655,824,308
               Liabilities less other
                 assets -- (5.1)%..........    (128,906,852)
                                             --------------
               NET ASSETS -- 100.0%........  $2,526,917,456
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $2,341,238,670.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $356,402,147
    Gross unrealized depreciation..........   (41,816,509)
                                             ------------
    Net unrealized appreciation............  $314,585,638
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 99.4%
              ADVERTISING -- 1.4%
     83,220   Focus Media Holding, Ltd. (ADR)
                (China)*.....................  $  5,524,976
                                               ------------
              AGRICULTURE -- 2.3%
     27,490   Bunge, Ltd. (Bermuda)..........     1,993,300
    132,140   Monsanto Company...............     6,941,314
                                               ------------
                                                  8,934,614
                                               ------------
              AIRLINES -- 1.2%
     88,670   US Airways Group, Inc.*(8).....     4,774,880
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.9%
    124,220   Coach, Inc.*...................     5,336,491
     46,470   Polo Ralph Lauren Corp. .......     3,608,860
     45,970   Under Armour, Inc. -- Class
                A*(8)........................     2,319,187
                                               ------------
                                                 11,264,538
                                               ------------
              BANKS -- 1.4%
     91,220   UBS AG (Switzerland)...........     5,503,303
                                               ------------
              BROADCAST SERVICES/MEDIA -- 2.6%
    137,700   Comcast Corp. -- Class A*......     5,828,841
    198,720   News Corp. -- Class A..........     4,268,506
                                               ------------
                                                 10,097,347
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 3.7%
    325,800   ABB, Ltd. (ADR) (Switzerland)..     5,857,884
     60,640   Global Payments, Inc. .........     2,807,632
    121,000   Monster Worldwide, Inc.*.......     5,643,440
                                               ------------
                                                 14,308,956
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 11.3%
     99,610   Apple Computer, Inc.*..........     8,450,911
    213,000   Dell, Inc.*....................     5,344,170
     88,560   Electronic Arts, Inc.*.........     4,459,882
     90,700   Network Appliance, Inc.*.......     3,562,696
    228,000   Qimonda AG (ADR) (Germany)*....     3,992,280
    191,410   Salesforce.com, Inc.*(8).......     6,976,894
     95,230   SanDisk Corp.*.................     4,097,747
  1,121,700   Sun Microsystems, Inc.*........     6,079,614
                                               ------------
                                                 42,964,194
                                               ------------
              CONSUMER GOODS AND SERVICES -- 1.2%
     73,490   Nutri/System, Inc.*(8).........     4,658,531
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 4.6%
    477,100   General Electric Company.......    17,752,891
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS -- 1.0%
     38,100   Harman International
                Industries, Inc. ............  $  3,806,571
                                               ------------
              ENERGY SERVICES -- 1.2%
    120,300   SunPower Corp. -- Class
                A*(8)........................     4,471,551
                                               ------------
              FINANCIAL SERVICES -- 7.8%
     14,300   Chicago Mercantile Exchange
                Holdings, Inc.(8)............     7,289,425
     17,600   IntercontinentalExchange,
                Inc.*........................     1,899,040
    165,800   Nasdaq Stock Market,
                Inc.*(8).....................     5,104,982
    370,540   The Charles Schwab Corp. ......     7,166,244
     41,510   The Goldman Sachs Group,
                Inc. ........................     8,275,018
                                               ------------
                                                 29,734,709
                                               ------------
              FOOD AND BEVERAGE -- 1.2%
    145,930   Archer-Daniels-Midland
                Company......................     4,663,923
                                               ------------
              INTERNET SERVICES -- 10.8%
    101,000   Akamai Technologies,
                Inc.*(8).....................     5,365,120
    568,490   Cisco Systems, Inc.*...........    15,536,831
     63,600   F5 Networks, Inc.*.............     4,719,756
     33,400   Google, Inc. -- Class A*.......    15,380,032
                                               ------------
                                                 41,001,739
                                               ------------
              LEISURE AND RECREATION -- 3.7%
    140,200   International Game
                Technology...................     6,477,240
     85,170   Las Vegas Sands Corp.*.........     7,621,012
                                               ------------
                                                 14,098,252
                                               ------------
              MACHINERY -- 1.4%
     55,700   Deere & Company................     5,295,399
                                               ------------
              MANUFACTURING -- 2.9%
     68,200   Precision Castparts Corp.(8)...     5,338,696
    112,100   Roper Industries, Inc. ........     5,631,904
                                               ------------
                                                 10,970,600
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.2%
    161,300   Baxter International, Inc. ....     7,482,707
     71,100   Covance, Inc.*.................     4,188,501
     45,200   Intuitive Surgical, Inc.*(8)...     4,334,680
                                               ------------
                                                 16,005,888
                                               ------------
              METALS AND MINING -- 1.1%
    107,800   Cameco Corp. (Canada)(8).......     4,360,510
                                               ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS -- 2.8%
    108,300   Cameron International Corp.*...  $  5,745,315
    106,600   XTO Energy, Inc. ..............     5,015,530
                                               ------------
                                                 10,760,845
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 8.5%
     43,670   Allergan, Inc. ................     5,229,046
     98,012   Celgene Corp.*.................     5,638,630
    151,250   Gilead Sciences, Inc.*.........     9,820,663
     58,150   Roche Holding AG (ADR)
                (Switzerland)................     5,233,500
    105,100   Shire PLC (ADR)
                (United Kingdom).............     6,490,976
                                               ------------
                                                 32,412,815
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 1.7%
    191,950   CB Richard Ellis Group, Inc. --
                Class A*.....................     6,372,740
                                               ------------
              RETAIL: RESTAURANTS -- 1.3%
    140,210   Starbucks Corp.*...............     4,966,238
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 2.6%
     94,600   Applera Corp.-Applied
                Biosystems Group.............     3,470,874
    142,110   Thermo Fisher Scientific,
                Inc.*........................     6,436,162
                                               ------------
                                                  9,907,036
                                               ------------
              SEMICONDUCTORS -- 7.3%
    181,310   Broadcom Corp. -- Class A*.....     5,858,126
    166,680   KLA-Tencor Corp. ..............     8,292,330
    188,300   NVIDIA Corp.*..................     6,968,983
    231,900   Texas Instruments, Inc. .......     6,678,720
                                               ------------
                                                 27,798,159
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.3%
    164,270   Crown Castle International
                Corp.*.......................     5,305,921
    216,286   JDS Uniphase Corp.*(8).........     3,603,325

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES (CONTINUED)
     83,490   NII Holdings, Inc.*............  $  5,380,095
    246,000   Nokia Oyj (ADR) (Finland)......     4,998,720
     37,500   Research In Motion, Ltd.
                (Canada)*....................     4,791,750
                                               ------------
                                                 24,079,811
                                               ------------
              TRANSPORTATION -- 1.0%
     95,000   CH Robinson Worldwide,
                Inc.(8)......................     3,884,550
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $325,600,045)..........   380,375,566
                                               ------------
  PRINCIPAL
              SECURITIES LENDING COLLATERAL -- 12.6%
$48,209,289   Securities Lending Collateral
                Investment (Note 4)
                (Cost $48,209,289)...........    48,209,289
                                               ------------
              Total Investments -- 112.0%
                (Cost $373,809,334)..........   428,584,855
              Liabilities less other
                assets -- (12.0)%............   (45,916,947)
                                               ------------
              NET ASSETS -- 100.0%...........  $382,667,908
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $374,726,801.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $58,374,996
    Gross unrealized depreciation...........   (4,516,942)
                                              -----------
    Net unrealized appreciation.............  $53,858,054
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS -- 97.9%
               ADVERTISING -- 0.2%
      20,393   RH Donnelley Corp.............  $  1,279,253
      66,062   The Interpublic Group of
                 Companies, Inc.*(8).........       808,599
                                               ------------
                                                  2,087,852
                                               ------------
               AEROSPACE AND DEFENSE -- 1.6%
     333,768   Goodrich Corp. ...............    15,203,132
                                               ------------
               AGRICULTURAL EQUIPMENT -- 0.4%
     123,905   AGCO Corp.*...................     3,833,621
                                               ------------
               AGRICULTURE -- 0.1%
       2,479   Monsanto Company..............       130,222
      20,416   The Mosaic Company*...........       436,086
                                               ------------
                                                    566,308
                                               ------------
               AIRLINES -- 0.4%
      35,700   Alaska Air Group, Inc.*.......     1,410,149
      16,212   AMR Corp.*....................       490,089
      14,142   Continental Airlines, Inc. --
                 Class B*(8).................       583,358
     121,900   ExpressJet Holdings, Inc.*....       987,390
       1,967   UAL Corp.*....................        86,548
       9,639   US Airways Group, Inc.*(8)....       519,060
                                               ------------
                                                  4,076,594
                                               ------------
               APPAREL: MANUFACTURING AND RETAIL -- 1.4%
      74,500   Foot Locker, Inc. ............     1,633,785
     114,000   Jones Apparel Group, Inc. ....     3,811,020
      46,400   Kellwood Company(8)...........     1,508,928
      29,767   Liz Claiborne, Inc. ..........     1,293,674
      60,100   The Cato Corp. -- Class A.....     1,376,891
      43,374   VF Corp. .....................     3,560,138
                                               ------------
                                                 13,184,436
                                               ------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 2.7%
      97,600   ArvinMeritor, Inc. ...........     1,779,248
      52,900   Autoliv, Inc.(Sweden).........     3,189,870
     115,766   Ford Motor Company(8).........       869,403
     263,958   Genuine Parts Company.........    12,519,527
       5,089   Johnson Controls, Inc.(8).....       437,247
      53,100   Navistar International
                 Corp.*......................     1,775,133
      91,400   Oshkosh Truck Corp. ..........     4,425,588
                                               ------------
                                                 24,996,016
                                               ------------
               BANKS -- 8.6%
      94,507   Comerica, Inc. ...............     5,545,671

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
      21,300   Downey Financial Corp.(8).....  $  1,545,954
     389,600   Hudson City Bancorp, Inc. ....     5,407,648
     201,566   Huntington Bancshares,
                 Inc. .......................     4,787,193
     125,100   KeyCorp.......................     4,757,553
     221,200   Marshall & Ilsley Corp.(8)....    10,641,932
     277,800   Mellon Financial Corp.(8).....    11,709,269
      84,200   People's Bank.................     3,757,004
     145,100   PNC Financial Services Group,
                 Inc. .......................    10,743,204
      92,402   Regions Financial Corp. ......     3,455,835
     129,100   State Street Corp. ...........     8,706,504
     132,300   UnionBanCal Corp. ............     8,103,375
      35,800   United Bankshares, Inc. ......     1,383,670
                                               ------------
                                                 80,544,812
                                               ------------
               BROADCAST SERVICES/MEDIA -- 0.4%
      86,800   Tribune Company(8)............     2,671,704
     166,400   Westwood One, Inc. ...........     1,174,784
                                               ------------
                                                  3,846,488
                                               ------------
               BUSINESS SERVICES AND SUPPLIES -- 4.1%
     169,800   Convergys Corp.*..............     4,037,844
       6,639   Diebold, Inc.(8)..............       309,377
     102,270   Dun & Bradstreet Corp.*.......     8,466,933
     393,400   First Data Corp. .............    10,039,568
       8,975   Fluor Corp.(8)................       732,809
      48,800   John H Harland Company........     2,449,760
     156,200   Manpower, Inc. ...............    11,704,066
       7,622   Ritchie Brothers Auctioneers,
                 Inc. (Canada)...............       408,082
                                               ------------
                                                 38,148,439
                                               ------------
               CHEMICALS -- 3.8%
       8,114   Cabot Corp. ..................       353,527
      46,950   Eastman Chemical Company......     2,784,605
      29,600   FMC Corp. ....................     2,265,880
      11,806   Imperial Chemical Industries
                 PLC (ADR) (United
                 Kingdom)....................       418,287
     146,500   PolyOne Corp.*................     1,098,750
      85,251   PPG Industries, Inc. .........     5,473,967
     173,200   Rohm and Haas Company(8)......     8,853,983
      92,600   Sensient Technologies
                 Corp. ......................     2,277,960
      57,100   Spartech Corp. ...............     1,497,162
     144,000   Syngenta AG (ADR)
                 (Switzerland)...............     5,348,160

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               CHEMICALS (CONTINUED)
      67,007   The Lubrizol Corp. ...........  $  3,359,061
      63,400   The Valspar Corp. ............     1,752,376
       2,036   Tronox, Inc. -- Class B.......        32,148
                                               ------------
                                                 35,515,866
                                               ------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 4.1%
      39,735   BMC Software, Inc.*...........     1,279,467
     225,749   Computer Sciences Corp.*(8)...    12,048,224
      52,652   Electronic Data Systems
                 Corp. ......................     1,450,563
      70,900   Lexmark International, Inc. --
                 Class A*....................     5,189,880
     391,600   NCR Corp.*....................    16,744,816
      76,600   Western Digital Corp.*........     1,567,236
                                               ------------
                                                 38,280,186
                                               ------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.1%
     261,550   American Standard Companies,
                 Inc. .......................    11,992,068
      34,700   Beazer Homes USA, Inc.(8).....     1,631,247
      18,449   Chicago Bridge & Iron Company
                 NV (the Netherlands)........       504,396
       5,214   Insituform Technologies,
                 Inc. -- Class A*............       134,834
      28,500   KB Home(8)....................     1,461,480
     118,600   Masco Corp.(8)................     3,542,582
      11,068   USG Corp.*(8).................       606,526
                                               ------------
                                                 19,873,133
                                               ------------
               CONSUMER GOODS AND SERVICES -- 2.0%
      55,900   Blyth, Inc. ..................     1,159,925
      90,906   Eastman Kodak Company(8)......     2,345,375
      66,800   Fortune Brands, Inc.(8).......     5,704,053
      30,306   Loews Corp.-Carolina Group....     1,961,404
       3,970   Mohawk Industries, Inc.*(8)...       297,194
      46,900   Newell Rubbermaid, Inc. ......     1,357,755
      11,684   Reynolds American, Inc.(8)....       764,951
      23,100   The Black & Decker Corp. .....     1,847,307
      63,800   Tupperware Corp. .............     1,442,518
      27,061   Whirlpool Corp. ..............     2,246,604
                                               ------------
                                                 19,127,086
                                               ------------
               CONTAINERS AND PACKAGING -- 2.1%
     355,100   Ball Corp. ...................    15,482,360
      59,900   Owens-Illinois, Inc.*.........     1,105,155

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               CONTAINERS AND PACKAGING (CONTINUED)
      77,700   Sonoco Products Company.......  $  2,957,262
                                               ------------
                                                 19,544,777
                                               ------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 1.8%
      36,600   LandAmerica Financial Group,
                 Inc.(8).....................     2,309,826
     150,684   Textron, Inc. ................    14,129,639
                                               ------------
                                                 16,439,465
                                               ------------
               EDUCATION -- 0.4%
      99,600   Apollo Group, Inc. -- Class
                 A*..........................     3,881,412
                                               ------------
               ELECTRONICS -- 1.2%
     118,400   Amphenol Corp. -- Class
                 A(8)........................     7,350,272
     335,200   Sanmina-SCI Corp.*............     1,156,440
     476,138   Solectron Corp.*..............     1,533,164
      99,500   Vishay Intertechnology,
                 Inc.*.......................     1,347,230
                                               ------------
                                                 11,387,106
                                               ------------
               ENERGY SERVICES -- 0.2%
      16,234   Ballard Power Systems, Inc.
                 (Canada)*(8)................        92,371
       3,039   Energy Conversion Devices,
                 Inc.*(8)....................       103,265
       8,484   FuelCell Energy, Inc.*(8).....        54,807
      36,655   McDermott International, Inc.
                 (Panama)*...................     1,864,274
      11,191   Plug Power, Inc.*.............        43,533
                                               ------------
                                                  2,158,250
                                               ------------
               EQUIPMENT RENTAL AND LEASING -- 0.2%
      60,300   United Rentals North America,
                 Inc.*(8)....................     1,533,429
                                               ------------
               FINANCIAL SERVICES -- 3.9%
      36,400   Advanta Corp. -- Class B......     1,588,132
      25,200   AG Edwards, Inc. .............     1,594,908
      80,700   AmeriCredit Corp.*(8).........     2,031,219
     163,200   Ameriprise Financial, Inc. ...     8,894,400
     350,700   Amvescap PLC (ADR)
                 (United Kingdom)............     8,644,755
      23,924   Amvescap PLC
                 (United Kingdom)............       279,185
      70,000   CIT Group, Inc. ..............     3,903,900
     363,600   E*TRADE Financial Corp.*......     8,151,912
      80,500   Friedman, Billings, Ramsey
                 Group, Inc. -- Class A(8)...       644,000
      54,800   H&R Block, Inc.(8)............     1,262,592
                                               ------------
                                                 36,995,003
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE -- 2.0%
      10,575   Archer-Daniels-Midland
                 Company.....................  $    337,977
     173,623   Del Monte Foods Company.......     1,915,062
     141,400   McCormick & Company, Inc. ....     5,452,384
      14,635   Reddy Ice Holdings, Inc. .....       377,876
     177,700   Sysco Corp. ..................     6,532,251
      53,200   The Pepsi Bottling Group,
                 Inc. .......................     1,644,412
     131,488   Tyson Foods, Inc. -- Class
                 A(8)........................     2,162,978
                                               ------------
                                                 18,422,940
                                               ------------
               INSURANCE -- 7.6%
      39,164   Ace, Ltd. (Cayman Islands)....     2,372,163
       2,035   Ambac Financial Group,
                 Inc. .......................       181,257
     327,036   Aon Corp. ....................    11,557,453
      27,061   Axis Capital Holdings, Ltd.
                 (Bermuda)...................       903,026
      14,800   CIGNA Corp. ..................     1,947,236
      64,680   Cincinnati Financial Corp. ...     2,930,651
      10,944   Conseco, Inc.*................       218,661
      30,137   Everest Re Group, Ltd.
                 (Bermuda)...................     2,956,741
      70,100   Horace Mann Educators
                 Corp. ......................     1,416,020
      46,133   Lincoln National Corp. .......     3,063,231
      41,675   Loews Corp. ..................     1,728,262
     196,470   MBIA, Inc. ...................    14,354,099
      56,300   MGIC Investment Corp.(8)......     3,521,002
      92,000   Nationwide Financial Services,
                 Inc. -- Class A.............     4,986,400
      28,626   PartnerRE, Ltd.
                 (Bermuda)(8)................     2,033,305
      25,100   Principal Financial Group,
                 Inc.(8).....................     1,473,370
      71,500   Radian Group, Inc. ...........     3,854,565
      78,200   SAFECO Corp. .................     4,891,410
      12,175   Torchmark Corp. ..............       776,278
      30,100   Unitrin, Inc. ................     1,508,311
      19,065   Willis Group Holdings, Ltd.
                 (Bermuda)...................       757,071
      46,215   XL Capital, Ltd. -- Class A
                 (Cayman Islands)............     3,328,404
                                               ------------
                                                 70,758,916
                                               ------------
               INTERNET SERVICES -- 0.1%
      22,509   McAfee, Inc.*.................       638,805
                                               ------------
               LEISURE AND RECREATION -- 0.4%
      31,859   Hilton Hotels Corp. ..........     1,111,879
      49,083   Regal Entertainment Group --
                 Class A(8)..................     1,046,450

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               LEISURE AND RECREATION (CONTINUED)
      30,014   Royal Caribbean Cruises, Ltd.
                 (Liberia)...................  $  1,241,979
                                               ------------
                                                  3,400,308
                                               ------------
               MACHINERY -- 0.3%
      11,191   Dover Corp. ..................       548,583
      13,036   Rockwell Automation, Inc. ....       796,238
       8,975   Terex Corp.*..................       579,606
       7,746   The Manitowoc Company,
                 Inc. .......................       460,345
                                               ------------
                                                  2,384,772
                                               ------------
               MANUFACTURING -- 4.0%
     137,100   Carlisle Companies, Inc. .....    10,762,349
       7,871   Cooper Industries,
                 Ltd. -- Class A (Bermuda)...       711,775
      32,900   Crane Company.................     1,205,456
      16,112   Eaton Corp. ..................     1,210,656
      42,200   EnPro Industries, Inc.*.......     1,401,462
      70,600   Furniture Brands
                 International, Inc.(8)......     1,145,838
     158,840   Ingersoll-Rand Company,
                 Ltd. -- Class A (Bermuda)...     6,215,409
      86,300   Leggett & Platt, Inc. ........     2,062,570
     115,600   Precision Castparts Corp. ....     9,049,168
      28,800   SPX Corp. ....................     1,761,408
      83,400   Tredegar Corp. ...............     1,885,674
                                               ------------
                                                 37,411,765
                                               ------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 4.3%
     163,101   Boston Scientific Corp.*......     2,802,075
     114,000   CR Bard, Inc.(8)..............     9,458,581
     136,100   Dade Behring Holdings,
                 Inc. .......................     5,418,141
      25,092   Health Management Associates,
                 Inc. -- Class A.............       529,692
      15,005   Health Net, Inc.*.............       730,143
      18,407   Humana, Inc.*.................     1,018,091
      60,700   Invacare Corp. ...............     1,490,185
      31,400   Kindred Healthcare, Inc.*.....       792,850
       5,089   McKesson Corp. ...............       258,012
     208,470   Omnicare, Inc.(8).............     8,053,196
     156,900   Quest Diagnostics, Inc. ......     8,315,700
      23,000   Universal Health Services,
                 Inc. -- Class B.............     1,274,890
                                               ------------
                                                 40,141,556
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING -- 0.7%
      10,575   Freeport-McMoRan Copper &
                 Gold, Inc. -- Class B(8)....  $    589,345
      67,862   Nucor Corp. ..................     3,709,337
       6,207   Phelps Dodge Corp. ...........       743,102
      20,700   United States Steel Corp. ....     1,513,998
                                               ------------
                                                  6,555,782
                                               ------------
               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.3%
     145,100   IKON Office Solutions,
                 Inc. .......................     2,375,287
       7,009   Pitney Bowes, Inc. ...........       323,746
       1,132   Xerox Corp.*..................        19,187
                                               ------------
                                                  2,718,220
                                               ------------
               OIL, COAL AND GAS -- 9.3%
      22,646   BJ Services Company...........       663,981
      17,260   Cameron International
                 Corp.*......................       915,643
      67,990   El Paso Corp. ................     1,038,887
      27,175   Enbridge, Inc. (Canada)(8)....       934,820
     216,933   ENSCO International, Inc. ....    10,859,666
     177,300   Equitable Resources, Inc. ....     7,402,275
      21,171   GlobalSantaFe Corp. (Cayman
                 Islands)....................     1,244,431
      54,994   Hess Corp. ...................     2,726,053
      54,599   Marathon Oil Corp.(8).........     5,050,408
      14,263   Nabors Industries, Ltd.
                 (Bermuda)*..................       424,752
      57,100   National Fuel Gas Company.....     2,200,634
       5,400   National-Oilwell Varco,
                 Inc.*.......................       330,372
      17,580   Newfield Exploration
                 Company*....................       807,801
     189,500   ONEOK, Inc. ..................     8,171,240
     167,500   Patterson-UTI Energy, Inc. ...     3,891,025
      24,850   Pioneer Natural Resources
                 Company.....................       986,297
     263,684   Questar Corp. ................    21,898,955
      12,570   Smith International,
                 Inc.(8).....................       516,250
      42,307   Southwestern Energy
                 Company*(8).................     1,482,860
       4,693   Suncor Energy, Inc.
                 (Canada)....................       370,325
      63,166   Sunoco, Inc. .................     3,939,032
      33,000   Swift Energy Company*.........     1,478,730
     379,500   The Williams Companies,
                 Inc. .......................     9,912,540
      13,370   Weatherford International,
                 Ltd. (Bermuda)*.............       558,732
                                               ------------
                                                 87,805,709
                                               ------------
               PAPER AND FOREST PRODUCTS -- 0.3%
      13,406   Bowater, Inc.(8)..............       301,635

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               PAPER AND FOREST PRODUCTS (CONTINUED)
      65,639   MeadWestvaco Corp. ...........  $  1,973,109
       6,516   Temple-Inland, Inc. ..........       299,931
                                               ------------
                                                  2,574,675
                                               ------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 2.9%
      14,267   AmerisourceBergen Corp. ......       641,444
       6,639   Hospira, Inc.*................       222,938
     192,700   King Pharmaceuticals, Inc.*...     3,067,784
     197,900   Millipore Corp.*(8)...........    13,180,139
      36,534   Mylan Laboratories, Inc. .....       729,219
     103,100   Novo Nordisk A/S (ADR)
                 (Denmark)...................     8,622,253
       9,222   Watson Pharmaceuticals,
                 Inc.*.......................       240,049
                                               ------------
                                                 26,703,826
                                               ------------
               PRINTING AND PUBLISHING -- 0.5%
      80,000   Gannett Company, Inc. ........     4,836,800
                                               ------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.9%
     181,750   Brookfield Asset Management,
                 Inc. -- Class A
                 (Canada)(8).................     8,756,715
                                               ------------
               REAL ESTATE INVESTMENT TRUSTS -- 2.3%
      56,100   American Home Mortgage
                 Investment Corp.(8).........     1,970,232
     210,000   Anthracite Capital, Inc. .....     2,673,300
       3,039   Boston Properties, Inc. ......       340,003
      24,724   Crescent Real Estate Equities
                 Company.....................       488,299
      60,000   Entertainment Properties
                 Trust.......................     3,506,400
      21,894   Equity Residential............     1,111,121
      84,700   Hospitality Properties
                 Trust.......................     4,025,791
     114,600   HRPT Properties Trust.........     1,415,310
     113,900   Innkeepers USA Trust..........     1,765,450
      27,700   PS Business Parks, Inc. ......     1,958,667
      38,998   RAIT Investment Trust.........     1,344,651
      22,634   Rayonier, Inc. ...............       929,126
                                               ------------
                                                 21,528,350
                                               ------------
               RETAIL -- 1.9%
      61,000   Borders Group, Inc.(8)........     1,363,350
     445,400   Dollar Tree Stores, Inc.*.....    13,406,540
      31,245   Family Dollar Stores, Inc. ...       916,416
      25,339   Federated Department Stores,
                 Inc. .......................       966,176
      20,000   JC Penney Company, Inc.(8)....     1,547,200
                                               ------------
                                                 18,199,682
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               RETAIL: RESTAURANTS -- 1.2%
      84,500   Ruby Tuesday, Inc.(8).........  $  2,318,680
     151,700   YUM! Brands, Inc. ............     8,919,960
                                               ------------
                                                 11,238,640
                                               ------------
               RETAIL: SUPERMARKETS -- 0.2%
      45,500   SUPERVALU, Inc. ..............     1,626,625
                                               ------------
               RUBBER PRODUCTS -- 0.2%
      94,600   The Goodyear Tire & Rubber
                 Company*(8).................     1,985,654
                                               ------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.9%
     365,600   PerkinElmer, Inc. ............     8,127,288
                                               ------------
               SEMICONDUCTORS -- 2.2%
      37,273   Intersil Corp. -- Class
                 A(8)........................       891,570
   1,172,200   LSI Logic Corp.*(8)...........    10,549,800
      16,481   Microchip Technology, Inc. ...       538,929
      51,176   National Semiconductor
                 Corp. ......................     1,161,695
      49,200   Novellus Systems, Inc.*(8)....     1,693,464
     290,000   STMicroelectronics NV
                 (the Netherlands)(8)........     5,336,000
                                               ------------
                                                 20,171,458
                                               ------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 0.9%
     114,514   CenturyTel, Inc. .............     4,999,681
      40,595   Citizens Communications
                 Company.....................       583,350
       4,467   Embarq Corp. .................       234,786
      95,221   Qwest Communications
                 International, Inc.*(8).....       797,000
      91,405   Tellabs, Inc.*................       937,815
      67,539   Windstream Corp. .............       960,405
                                               ------------
                                                  8,513,037
                                               ------------
               TOOLS -- 0.1%
      19,926   The Stanley Works.............     1,002,079
                                               ------------
               TOYS -- 0.6%
      15,866   Hasbro, Inc. .................       432,349
     222,600   Mattel, Inc. .................     5,044,116
                                               ------------
                                                  5,476,465
                                               ------------
               TRANSPORTATION -- 1.2%
      31,300   Arkansas Best Corp. ..........     1,126,800
     116,712   CSX Corp. ....................     4,018,394
      73,700   Sabre Holdings Corp. -- Class
                 A...........................     2,350,293
      57,200   Swift Transportation Company,
                 Inc.*.......................     1,502,644

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCKS (CONTINUED)
               TRANSPORTATION (CONTINUED)
      57,500   YRC Worldwide, Inc.*(8).......  $  2,169,475
                                               ------------
                                                 11,167,606
                                               ------------
               UTILITIES -- 10.9%
      70,400   AGL Resources, Inc. ..........     2,739,264
      87,700   Allegheny Energy, Inc.*.......     4,026,307
      73,100   Alliant Energy Corp. .........     2,760,987
     153,379   American Electric Power
                 Company, Inc. ..............     6,530,878
     686,705   CMS Energy Corp.*(8)..........    11,467,974
      17,587   Consolidated Edison, Inc. ....       845,407
     133,453   Constellation Energy Group....     9,190,908
      24,109   DPL, Inc. ....................       669,748
      71,774   DTE Energy Company(8).........     3,474,579
      29,276   Edison International..........     1,331,472
      42,193   Energy East Corp. ............     1,046,386
     140,200   FPL Group, Inc.(8)............     7,629,684
      21,033   MDU Resources Group, Inc. ....       539,286
      15,374   Mirant Corp.*.................       485,357
     186,961   NiSource, Inc.(8).............     4,505,760
      27,900   OGE Energy Corp. .............     1,116,000
     242,800   PG&E Corp. ...................    11,491,724
     125,445   Pinnacle West Capital
                 Corp. ......................     6,352,535
     325,237   PPL Corp. ....................    11,656,494
      24,800   Progress Energy, Inc. ........     1,217,184
     135,900   Puget Energy, Inc. ...........     3,446,424
      28,661   Reliant Energy, Inc.*.........       407,273
      13,158   SCANA Corp. ..................       534,478
      16,358   Sempra Energy(8)..............       915,557
     244,868   TECO Energy, Inc.(8)..........     4,219,076
     200,588   Xcel Energy, Inc.(8)..........     4,625,559
                                               ------------
                                                103,226,301
                                               ------------
               TOTAL COMMON STOCKS
                 (Cost $817,402,104).........   916,597,385
                                               ------------
 PRINCIPAL
 ---------
               CONVERTIBLE BONDS -- 0.0%
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
$    251,000   Qwest Communications
                 International, Inc., 3.50%,
                 11/15/25
                 (Cost $401,223).............       393,756
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

 PRINCIPAL                                        VALUE
 ---------                                     ------------
               SHORT TERM COMMERCIAL PAPER -- 0.2%
$  1,800,000   Ebury Financial, Ltd. (Cayman
                 Islands),
                 5.40%, 01/02/07
                 (Cost $1,799,190)...........  $  1,799,190
                                               ------------
               SECURITIES LENDING COLLATERAL -- 12.7%
 118,672,540   Securities Lending Collateral
                 Investment (Note 4)
                 (Cost $118,672,540).........   118,672,540
                                               ------------
               TOTAL SECURITIES
                 (Cost $938,275,057).........  1,037,462,871
                                               ------------
               REPURCHASE AGREEMENTS -- 1.7%
  16,312,237   With Investors Bank and Trust,
                 dated 12/29/06, 4.76%, due
                 01/02/07, repurchase
                 proceeds at maturity
                 $16,320,864 (Collateralized
                 by various Fannie Mae
                 Adjustable Rate Mortgages,
                 4.65%-5.85%, due
                 03/25/33-07/01/34 with a
                 total value of $14,238,224,
                 and Small Business
                 Administration, 8.13%, due
                 01/25/24 with a value of
                 $2,889,625)
                 (Cost $16,312,237)..........    16,312,237
                                               ------------
               Total Investments -- 112.5%
                 (Cost $954,587,294).........  1,053,775,108
               Liabilities less other
                 assets -- (12.5)%...........  (116,800,903)
                                               ------------
               NET ASSETS -- 100.0%..........  $936,974,205
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $956,340,133.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $108,267,335
    Gross unrealized depreciation..........   (10,832,360)
                                             ------------
    Net unrealized appreciation............  $ 97,434,975
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 98.1%
              ADVERTISING -- 2.5%
    120,000   Lamar Advertising Company --
                Class A*.....................  $  7,846,800
                                               ------------
              AGRICULTURE -- 1.2%
    168,000   The Mosaic Company*............     3,588,480
                                               ------------
              AIRLINES -- 1.9%
    408,000   JetBlue Airways Corp.*(8)......     5,793,600
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.5%
     76,000   Coach, Inc.*...................     3,264,960
     71,416   The Children's Place Retail
                Stores, Inc.*(8).............     4,536,344
                                               ------------
                                                  7,801,304
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 6.2%
    124,000   Fiserv, Inc.*..................     6,500,080
     56,245   Fluor Corp.(8).................     4,592,404
     68,000   Global Payments, Inc. .........     3,148,400
     66,340   Manpower, Inc. ................     4,970,856
                                               ------------
                                                 19,211,740
                                               ------------
              CHEMICALS -- 2.2%
     94,000   Albemarle Corp. ...............     6,749,200
                                               ------------
              COMMERCIAL SERVICES -- 1.0%
     50,000   Alliance Data Systems Corp.*...     3,123,500
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 7.8%
    298,000   Activision, Inc.*(8)...........     5,137,520
     70,000   Cognizant Technology Solutions
                Corp. -- Class A*............     5,401,200
    155,961   FactSet Research Systems,
                Inc. ........................     8,808,677
    120,000   Network Appliance, Inc.*.......     4,713,600
                                               ------------
                                                 24,060,997
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.5%
    167,000   Chicago Bridge & Iron Company
                NV (the Netherlands).........     4,565,780
                                               ------------
              CONSUMER GOODS AND SERVICES -- 3.9%
     77,000   Energizer Holdings, Inc.*......     5,466,230
    161,620   Herbalife, Ltd. (Cayman
                Islands)*....................     6,490,659
                                               ------------
                                                 11,956,889
                                               ------------
              CORRECTIONAL FACILITIES -- 1.9%
    133,000   Corrections Corp. of
                America*.....................     6,015,590
                                               ------------
              ENERGY SERVICES -- 2.0%
    123,800   McDermott International, Inc.
                (Panama)*....................     6,296,468
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES -- 6.0%
    240,000   Amvescap PLC (ADR) (United
                Kingdom).....................  $  5,916,000
    146,255   Lazard, Ltd. -- Class A
                (Bermuda)(8).................     6,923,712
    132,470   T Rowe Price Group, Inc. ......     5,798,212
                                               ------------
                                                 18,637,924
                                               ------------
              INTERNET SERVICES -- 6.9%
     98,185   Akamai Technologies, Inc.(8)...     5,215,587
    120,000   Digital River, Inc.*...........     6,694,800
     59,000   Equinix, Inc.*(8)..............     4,461,580
     67,000   F5 Networks, Inc.*.............     4,972,070
                                               ------------
                                                 21,344,037
                                               ------------
              LEISURE AND RECREATION -- 2.6%
    230,015   Hilton Hotels Corp. ...........     8,027,524
                                               ------------
              MANUFACTURING -- 4.3%
     79,000   Precision Castparts Corp. .....     6,184,120
    141,368   Roper Industries, Inc. ........     7,102,328
                                               ------------
                                                 13,286,448
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 7.1%
     38,000   CR Bard, Inc. .................     3,152,860
    108,280   Hologic, Inc.*(8)..............     5,119,478
     37,000   Intuitive Surgical, Inc.*(8)...     3,548,300
     63,000   ResMed, Inc.*(8)...............     3,100,860
    221,445   VCA Antech, Inc.*..............     7,128,315
                                               ------------
                                                 22,049,813
                                               ------------
              OIL, COAL AND GAS -- 5.5%
    129,075   Cameron International Corp.*...     6,847,429
    127,000   Newfield Exploration
                Company*.....................     5,835,650
    127,715   Southwestern Energy
                Company*(8)..................     4,476,411
                                               ------------
                                                 17,159,490
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 5.5%
    159,255   Celgene Corp.*.................     9,161,940
    126,000   Shire PLC (ADR)
                (United Kingdom).............     7,781,760
                                               ------------
                                                 16,943,700
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 1.9%
    176,715   CB Richard Ellis Group, Inc. --
                Class A*.....................     5,866,938
                                               ------------
              RETAIL -- 3.9%
    114,862   GameStop Corp. -- Class
                A*(8)........................     6,330,045

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
    207,000   The TJX Companies, Inc. .......  $  5,895,360
                                               ------------
                                                 12,225,405
                                               ------------
              RETAIL: SUPERMARKETS -- 1.0%
     93,000   Safeway, Inc. .................     3,214,080
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 7.9%
    232,000   Applera Corp. -- Applied
                Biosystems Group.............     8,512,080
     40,000   Mettler-Toledo International,
                Inc.*........................     3,154,000
    139,000   Thermo Fisher Scientific,
                Inc.*........................     6,295,310
    130,000   Trimble Navigation, Ltd.*......     6,594,900
                                               ------------
                                                 24,556,290
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 9.2%
    213,921   American Tower Corp. -- Class
                A*...........................     7,974,975
    182,320   Crown Castle International
                Corp.*.......................     5,888,936
     74,742   Harris Corp. ..................     3,427,668
     96,000   NeuStar, Inc. -- Class A*......     3,114,240
    121,415   NII Holdings, Inc.*............     7,823,983
                                               ------------
                                                 28,229,802
                                               ------------
              TOYS -- 1.7%
    195,000   Hasbro, Inc. ..................     5,313,750
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $266,750,184)..........   303,865,549
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 16.0%
$49,693,823   Securities Lending Collateral
                Investment (Note 4)
                (Cost $49,693,823)...........    49,693,823
                                               ------------
              TOTAL SECURITIES
                (Cost $316,444,007)..........   353,559,372
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 2.0%
$ 6,350,435   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $6,353,794
                (Collateralized by Small
                Business Administration,
                9.13%, due 03/25/15, with a
                value of $6,667,957) (Cost
                $6,350,435)..................  $  6,350,435
                                               ------------
              Total Investments -- 116.1%
                (Cost $322,794,442)..........   359,909,807
              Liabilities less other
                assets -- (16.1)%............   (50,000,746)
                                               ------------
              NET ASSETS -- 100.0%...........  $309,909,061
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $322,807,910.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $38,690,012
    Gross unrealized depreciation...........   (1,588,115)
                                              -----------
    Net unrealized appreciation.............  $37,101,897
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 99.6%
              AEROSPACE AND DEFENSE -- 2.4%
     49,154   Moog, Inc. -- Class A*.........  $  1,877,191
     72,700   United Industrial Corp. .......     3,689,525
                                               ------------
                                                  5,566,716
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 2.7%
    103,600   K-Swiss, Inc. -- Class A.......     3,184,664
     38,772   Phillips-Van Heusen Corp. .....     1,945,191
    102,614   Stein Mart, Inc. ..............     1,360,662
                                               ------------
                                                  6,490,517
                                               ------------
              AUTOMOBILE: RETAIL -- 1.3%
    102,300   Sonic Automotive, Inc. ........     2,970,792
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                EQUIPMENT AND REPAIRS -- 4.6%
     44,300   BorgWarner, Inc. ..............     2,614,586
     67,400   Oshkosh Truck Corp. ...........     3,263,508
    224,499   Spartan Motors, Inc. ..........     3,407,895
     51,300   Winnebago Industries,
                Inc.(8)......................     1,688,283
                                               ------------
                                                 10,974,272
                                               ------------
              BANKS -- 10.7%
     71,400   BankUnited Financial Corp. --
                Class A......................     1,996,344
    203,200   Brookline Bancorp, Inc. .......     2,676,144
    105,500   Citizens Banking Corp. --
                Michigan(8)..................     2,795,750
    128,300   Corus Bankshares, Inc.(8)......     2,959,881
    209,800   First Commonwealth Financial
                Corp.(8).....................     2,817,614
     85,300   Franklin Bank Corp. -- Houston,
                Texas*.......................     1,752,062
     70,173   Oriental Financial Group,
                Inc. -- Puerto Rico(8).......       908,740
     40,600   Pacific Capital Bancorp........     1,363,348
     44,400   PFF Bancorp, Inc. .............     1,532,244
     21,300   Sterling Financial Corp. --
                Spokane......................       720,153
    118,500   Washington Federal, Inc. ......     2,788,305
     88,400   Whitney Holding Corp. .........     2,883,608
                                               ------------
                                                 25,194,193
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.1%
    206,400   Journal Communications, Inc. --
                Class A......................     2,602,704
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.5%
     29,300   Administaff, Inc.(8)...........     1,253,161
                                               ------------
              COLLECTIBLES -- 0.7%
     50,300   Sotheby's......................     1,560,306
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 3.2%
     55,500   Checkpoint Systems, Inc.*......     1,121,100
    181,654   Digi International, Inc.*......     2,505,009

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                (CONTINUED)
     76,400   MTS Systems Corp. .............  $  2,950,568
     64,800   Smith Micro Software, Inc.*....       919,512
                                               ------------
                                                  7,496,189
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 3.8%
     60,100   Granite Construction, Inc. ....     3,024,232
     40,700   Hovnanian Enterprises, Inc. --
                Class A*(8)..................     1,379,730
     26,500   Meritage Homes Corp.*..........     1,264,580
     46,200   Standard Pacific Corp.(8)......     1,237,698
     46,900   Universal Forest Products,
                Inc. ........................     2,186,478
                                               ------------
                                                  9,092,718
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.4%
     16,900   The Scotts Miracle-Gro
                Company -- Class A...........       872,885
                                               ------------
              DISTRIBUTION -- 1.0%
     51,353   Watsco, Inc. ..................     2,421,807
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 0.8%
     40,300   ESCO Technologies, Inc.*.......     1,831,232
                                               ------------
              EDUCATION -- 0.8%
     51,062   School Specialty, Inc.*(8).....     1,914,314
                                               ------------
              ELECTRONICS -- 1.5%
     49,900   Benchmark Electronics, Inc.*...     1,215,564
    147,500   Sonic Solutions*(8)............     2,404,250
                                               ------------
                                                  3,619,814
                                               ------------
              ENGINEERING -- 0.5%
     29,100   URS Corp.*.....................     1,246,935
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.7%
     59,700   Aaron Rents, Inc. .............     1,718,166
                                               ------------
              FINANCIAL SERVICES -- 3.4%
     27,170   Accredited Home Lenders Holding
                Company*(8)..................       741,198
     52,000   Asset Acceptance Capital
                Corp.*.......................       874,640
    140,176   Calamos Asset Management,
                Inc. -- Class A..............     3,760,922
     39,600   Eaton Vance Corp. .............     1,307,196
     41,893   Raymond James Financial,
                Inc. ........................     1,269,777
                                               ------------
                                                  7,953,733
                                               ------------
              FOOD AND BEVERAGE -- 1.0%
     66,300   United Natural Foods,
                Inc.*(8).....................     2,381,496
                                               ------------
              FUNERAL SERVICES -- 1.3%
    293,800   Service Corp. International....     3,011,450
                                               ------------
              INSURANCE -- 5.4%
     72,850   American Physicians Capital,
                Inc.*........................     2,916,914
     77,419   Delphi Financial Group, Inc. --
                Class A......................     3,132,373

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     20,900   Philadelphia Consolidated
                Holding Corp.*...............  $    931,304
     12,900   Protective Life Corp. .........       612,750
     43,700   State Auto Financial Corp. ....     1,517,701
     90,600   The Commerce Group, Inc. ......     2,695,350
     29,000   United Fire & Casualty
                Company......................     1,022,250
                                               ------------
                                                 12,828,642
                                               ------------
              INTERNET SERVICES -- 1.0%
     25,000   Digital River, Inc.*...........     1,394,750
     60,200   eCollege.com, Inc.*(8).........       942,130
                                               ------------
                                                  2,336,880
                                               ------------
              LEISURE AND RECREATION -- 2.0%
    101,492   The Marcus Corp. ..............     2,596,165
     58,800   WMS Industries, Inc.*..........     2,049,768
                                               ------------
                                                  4,645,933
                                               ------------
              MACHINERY -- 2.4%
    112,200   Applied Industrial
                Technologies, Inc. ..........     2,951,982
     51,200   Bucyrus International, Inc. --
                Class A......................     2,650,112
                                               ------------
                                                  5,602,094
                                               ------------
              MANUFACTURING -- 2.5%
     76,636   CIRCOR International, Inc. ....     2,819,438
     60,900   FLIR Systems, Inc.*(8).........     1,938,447
     63,800   Hexcel Corp.*(8)...............     1,110,758
                                               ------------
                                                  5,868,643
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 11.3%
     41,100   AMERIGROUP Corp.*..............     1,475,079
     45,800   Centene Corp.*.................     1,125,306
     16,600   Covance, Inc.*.................       977,906
     40,900   Healthways, Inc.*(8)...........     1,951,339
     88,700   Immucor, Inc.*.................     2,592,701
     73,300   Magellan Health Services,
                Inc.*........................     3,168,026
     74,700   Matria Healthcare, Inc.*(8)....     2,146,131
     75,800   Owens & Minor, Inc.(8).........     2,370,266
     75,700   Sunrise Senior Living, Inc.*...     2,325,504
    120,500   Syneron Medical, Ltd.
                (Israel)*(8).................     3,269,165
     53,150   United Surgical Partners
                International, Inc.*.........     1,506,803
     78,200   West Pharmaceutical Services,
                Inc. ........................     4,006,186
                                               ------------
                                                 26,914,412
                                               ------------
              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 1.3%
    141,800   Global Imaging Systems,
                Inc.*........................     3,112,510
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS -- 10.9%
     32,200   Cabot Oil & Gas Corp. .........  $  1,952,930
     79,900   Frontier Oil Corp. ............     2,296,326
     44,039   Headwaters, Inc.*(8)...........     1,055,174
     53,100   Holly Corp. ...................     2,729,340
     78,900   National Fuel Gas Company(8)...     3,040,806
     37,500   Oceaneering International,
                Inc.*........................     1,488,750
     22,800   ONEOK, Inc. ...................       983,136
     41,100   Penn Virginia Corp. ...........     2,878,644
     36,300   Swift Energy Company*..........     1,626,603
     25,000   The Houston Exploration
                Company*.....................     1,294,500
     57,000   Tidewater, Inc. ...............     2,756,520
     81,100   World Fuel Services Corp. .....     3,605,706
                                               ------------
                                                 25,708,435
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 4.2%
    141,445   Exponent, Inc.*................     2,639,363
    145,127   Mannatech, Inc.(8).............     2,137,721
    149,990   Perrigo Company................     2,594,827
     71,900   PRA International*.............     1,816,913
     53,500   Salix Pharmaceuticals, Ltd.*...       651,095
     66,900   VaxGen, Inc.*..................       127,110
                                               ------------
                                                  9,967,029
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 5.3%
     80,395   Getty Realty Corp.(8)..........     2,484,206
     57,600   Healthcare Realty Trust,
                Inc. ........................     2,277,504
    109,700   National Retail Properties,
                Inc.(8)......................     2,517,615
     63,100   Rayonier, Inc. ................     2,590,255
     47,900   Sovran Self Storage, Inc. .....     2,743,712
                                               ------------
                                                 12,613,292
                                               ------------
              RETAIL -- 2.8%
    216,000   EZCORP, Inc. -- Class A*.......     3,510,000
     20,200   Guitar Center, Inc.*...........       918,292
     44,800   The Pantry, Inc.*(8)...........     2,098,432
                                               ------------
                                                  6,526,724
                                               ------------
              RETAIL: RESTAURANTS -- 1.0%
     30,250   Brinker International, Inc. ...       912,340
     57,400   Sonic Corp.*...................     1,374,730
                                               ------------
                                                  2,287,070
                                               ------------
              RETAIL: SUPERMARKETS -- 0.9%
     54,109   Weis Markets, Inc. ............     2,170,312
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.7%
     31,200   Itron, Inc.*...................     1,617,408
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS -- 1.0%
    173,700   OmniVision Technologies,
                Inc.*(8).....................  $  2,371,005
                                               ------------
              TOOLS -- 0.4%
     21,200   Snap-on, Inc. .................     1,009,968
                                               ------------
              TRANSPORTATION -- 1.3%
     82,768   Arkansas Best Corp. ...........     2,979,648
                                               ------------
              UTILITIES -- 2.8%
     76,900   American States Water Company..     2,969,878
     31,800   PNM Resources, Inc. ...........       988,980
     64,500   UIL Holdings Corp. ............     2,721,255
                                               ------------
                                                  6,680,113
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $223,522,097)..........   235,413,518
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 18.0%
$42,425,935   Securities Lending Collateral
                Investment (Note 4)
                (Cost $42,425,935)...........    42,425,935
                                               ------------
              TOTAL SECURITIES
                (Cost $265,948,032)..........   277,839,453
                                               ------------
              REPURCHASE AGREEMENTS -- 0.0%
     33,538   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $33,555
                (Collateralized by Small
                Business Administration,
                8.13%, due 04/25/27, with a
                value of $35,214) (Cost
                $33,538).....................        33,538
                                               ------------
              Total Investments -- 117.6%
                (Cost $265,981,570)..........   277,872,991
              Liabilities less other
                assets -- (17.6)%............   (41,556,273)
                                               ------------
              NET ASSETS -- 100.0%...........  $236,316,718
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $266,403,112.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $19,367,277
    Gross unrealized depreciation...........   (7,897,398)
                                              -----------
    Net unrealized appreciation.............  $11,469,879
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 97.9%
               ADVERTISING -- 0.3%
     112,100   Catalina Marketing Corp. ...  $    3,082,750
                                             --------------
               AEROSPACE AND DEFENSE -- 0.8%
     121,820   BE Aerospace, Inc.*.........       3,128,338
      34,180   HEICO Corp.(8)..............       1,327,209
       7,200   Innovative Solutions and
                 Support, Inc.*(8).........         122,616
       3,300   K&F Industries Holdings,
                 Inc.*.....................          74,943
      84,950   Moog, Inc. -- Class A*......       3,244,241
      90,100   Orbital Sciences Corp.*.....       1,661,444
      11,000   Teledyne Technologies,
                 Inc.*.....................         441,430
       4,500   United Industrial Corp. ....         228,375
                                             --------------
                                                 10,228,596
                                             --------------
               AGRICULTURAL EQUIPMENT -- 0.0%
       7,900   Lindsay Corp. ..............         257,935
                                             --------------
               AIRLINES -- 0.7%
     238,950   AirTran Holdings,
                 Inc.*(8)..................       2,805,273
      14,900   Alaska Air Group, Inc.*.....         588,550
      90,800   Continental Airlines,
                 Inc. -- Class B*(8).......       3,745,500
     220,400   ExpressJet Holdings,
                 Inc.*.....................       1,785,240
       6,600   Republic Airways Holdings,
                 Inc.*.....................         110,748
                                             --------------
                                                  9,035,311
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 4.9%
     122,210   Cache, Inc.*................       3,084,580
      67,710   Carter's, Inc.*.............       1,726,605
      45,900   Charlotte Russe Holding,
                 Inc.*.....................       1,411,425
       2,150   Columbia Sportswear
                 Company...................         119,755
     129,200   Crocs, Inc.*(8).............       5,581,440
      59,700   Deckers Outdoor Corp.*(8)...       3,579,015
       6,800   Guess?, Inc.*...............         431,324
     128,420   Iconix Brand Group, Inc.*...       2,490,064
      87,753   Jos A Bank Clothiers,
                 Inc.*(8)..................       2,575,551
      94,500   Kellwood Company(8).........       3,073,140
      43,000   Mothers Work, Inc.*.........       1,693,770
     109,800   Payless ShoeSource, Inc.*...       3,603,636
     105,550   Phillips-Van Heusen
                 Corp. ....................       5,295,444
     407,250   Quiksilver, Inc.*(8)........       6,414,187
       9,400   Skechers USA, Inc. -- Class
                 A*........................         313,114
     160,500   Stage Stores, Inc. .........       4,877,595
     111,900   Stein Mart, Inc. ...........       1,483,794
       8,700   Steven Madden, Ltd. ........         305,283
     131,200   The Cato Corp. -- Class A...       3,005,792
       7,000   The Dress Barn, Inc.*.......         163,310

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               APPAREL: MANUFACTURING AND RETAIL
                 (CONTINUED)
      54,700   The Gymboree Corp.*.........  $    2,087,352
      61,900   The Talbots, Inc. ..........       1,491,790
     157,100   The Wet Seal, Inc. -- Class
                 A*........................       1,047,857
      41,600   Urban Outfitters,
                 Inc.*(8)..................         958,048
      85,700   Wolverine World Wide,
                 Inc. .....................       2,444,164
                                             --------------
                                                 59,258,035
                                             --------------
               AUTOMOBILE: RENTAL -- 0.0%
      30,200   Hertz Global Holdings,
                 Inc.*.....................         525,178
                                             --------------
               AUTOMOBILE: RETAIL -- 0.1%
      29,100   Group 1 Automotive, Inc. ...       1,505,052
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 0.6%
      10,900   Accuride Corp.*.............         122,734
      65,800   Aftermarket Technology
                 Corp.*....................       1,400,224
       6,300   Commercial Vehicle Group,
                 Inc.*.....................         137,340
     120,010   Midas, Inc.*................       2,760,230
      56,850   Modine Manufacturing
                 Company...................       1,422,956
      25,000   Standard Motor Products,
                 Inc. .....................         374,500
      43,400   Winnebago Industries,
                 Inc.(8)...................       1,428,294
                                             --------------
                                                  7,646,278
                                             --------------
               BANKS -- 6.1%
      10,310   1st Source Corp. ...........         331,260
      78,000   AMCORE Financial, Inc. .....       2,548,260
      12,800   Ameris Bancorp..............         360,704
       1,400   Anchor BanCorp Wisconsin,
                 Inc. .....................          40,348
       1,545   Arrow Financial Corp. ......          38,270
     141,200   Astoria Financial Corp. ....       4,258,591
      17,900   BancFirst Corp. ............         966,600
      16,800   BancorpSouth, Inc. .........         450,576
       2,900   Bank Mutual Corp. ..........          35,119
      12,875   Bank of Granite Corp. ......         244,239
       3,300   BankFinancial Corp. ........          58,773
      55,273   BankUnited Financial
                 Corp. -- Class A..........       1,545,433
       7,000   Cadence Financial Corp. ....         151,690
       7,100   Camden National Corp. ......         327,452
       1,800   Capital Corp of the West....          57,762
       5,200   Center Financial Corp. .....         124,644
       9,200   Chittenden Corp. ...........         282,348
       6,300   Citizens Banking Corp. --
                 Michigan(8)...............         166,950
       1,400   Citizens First Bancorp,
                 Inc. .....................          43,036

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
      25,500   City Bank -- Lynwood,
                 Washington................  $      912,900
      19,400   City Holding Company........         793,266
       2,900   Coastal Financial Corp. ....          48,575
      18,100   Columbia Banking System,
                 Inc. .....................         635,672
       2,200   Community Bancorp*..........          66,418
      13,500   Community Bank System,
                 Inc. .....................         310,500
      10,300   Community Trust Bancorp,
                 Inc. .....................         427,759
      81,900   Corus Bankshares, Inc.(8)...       1,889,433
      27,800   Dime Community Bancshares...         389,478
      65,700   East West Bancorp, Inc. ....       2,327,094
       3,400   Financial Institutions,
                 Inc. .....................          78,370
      12,500   First Charter Corp. ........         307,500
       5,100   First Citizens Bancshares,
                 Inc. -- Class A...........       1,033,464
       1,500   First Community Bancshares,
                 Inc. .....................          59,340
      68,300   First Financial
                 Bancorp(8)................       1,134,463
      19,200   First Financial Bankshares,
                 Inc. .....................         803,712
       2,200   First Financial Corp. ......          77,990
      12,400   First Financial Holdings,
                 Inc. .....................         485,832
      27,900   First Indiana Corp. ........         707,544
      63,750   First Midwest Bancorp,
                 Inc. .....................       2,465,850
       2,900   First Place Financial
                 Corp. ....................          68,121
       1,200   First Regional Bancorp*.....          40,908
       4,100   First State Bancorp.........         101,475
      39,700   Flagstar Bancorp, Inc. .....         589,148
     127,100   Fremont General Corp.(8)....       2,060,291
      38,699   Frontier Financial
                 Corp.(8)..................       1,131,172
       4,000   Great Southern Bancorp,
                 Inc.(8)...................         118,040
      39,700   Greater Bay Bancorp.........       1,045,301
      38,400   Hancock Holding Company.....       2,029,056
      14,075   Horizon Financial Corp. ....         338,645
      12,200   Independent Bank Corp. --
                 Massachusetts.............         439,566
       5,775   Independent Bank Corp. --
                 Michigan..................         146,050
      13,800   Integra Bank Corp. .........         379,776
      81,000   International Bancshares
                 Corp. ....................       2,503,710
       9,500   ITLA Capital Corp. .........         550,145
       7,000   Kearny Financial Corp. .....         112,420
      20,200   KNBT Bancorp, Inc. .........         337,946
       8,800   Lakeland Financial Corp. ...         224,664
       1,650   Macatawa Bank Corp. ........          35,079
       2,400   MAF Bancorp, Inc. ..........         107,256

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
       2,730   MainSource Financial Group,
                 Inc. .....................  $       46,246
      57,350   MB Financial, Inc. .........       2,156,934
       2,400   Nara Bancorp, Inc. .........          50,208
       3,399   National Penn Bancshares,
                 Inc. .....................          68,830
       3,000   NBT Bancorp, Inc. ..........          76,530
     145,050   NewAlliance Bancshares,
                 Inc. .....................       2,378,820
      13,200   OceanFirst Financial
                 Corp. ....................         302,676
       6,600   Old National Bancorp........         124,872
      12,600   Old Second Bancorp, Inc. ...         369,180
      43,500   Oriental Financial Group,
                 Inc. -- Puerto Rico(8)....         563,325
      90,700   Pacific Capital Bancorp.....       3,045,705
       1,400   Park National Corp. ........         138,600
       3,400   Partners Trust Financial
                 Group, Inc. ..............          39,576
       3,400   People's Bancorp, Inc. .....         100,980
      42,600   PFF Bancorp, Inc. ..........       1,470,126
       1,500   Preferred Bank -- Los
                 Angeles, California.......          90,135
      33,080   PrivateBancorp, Inc.(8).....       1,377,120
       4,400   Provident Bankshares
                 Corp. ....................         156,640
       1,400   Provident Financial
                 Holdings, Inc. ...........          42,686
      26,200   S&T Bancorp, Inc. ..........         908,354
       5,000   Sandy Spring Bancorp,
                 Inc. .....................         190,900
      15,800   Santander BanCorp -- Puerto
                 Rico(8)...................         282,030
       3,700   SCBT Financial Corp. .......         154,401
      13,700   Signature Bank*.............         424,426
       7,400   Simmons First National
                 Corp. -- Class A..........         233,470
       4,900   Smithtown Bancorp, Inc. ....         132,888
       6,450   Sterling Bancshares, Inc. --
                 Texas.....................          83,979
       7,500   Sterling Financial Corp. --
                 Pennsylvania..............         177,525
      96,750   Sterling Financial Corp. --
                 Spokane...................       3,271,117
       9,500   Suffolk Bancorp.............         362,235
      76,500   SVB Financial Group*........       3,566,429
      11,800   SY Bancorp, Inc. ...........         330,400
       7,100   Taylor Capital Group,
                 Inc. .....................         259,931
      36,300   TierOne Corp. ..............       1,147,443
      10,400   TrustCo Bank Corp. NY.......         115,648
      43,300   Trustmark Corp. ............       1,416,343
       2,500   Univest Corp. of
                 Pennsylvania..............          76,200

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
      12,450   Union Bankshares Corp. .....  $      380,846
      39,000   United Bankshares, Inc. ....       1,507,350
      24,200   United Community Financial
                 Corp. ....................         296,208
      11,100   USB Holding Company,
                 Inc. .....................         267,510
      13,000   Washington Trust Bancorp,
                 Inc. .....................         362,570
       1,900   Wauwatosa Holdings, Inc.*...          33,858
       9,400   WesBanco, Inc. .............         315,182
       3,000   West Bancorp................          53,340
      11,300   West Coast Bancorp..........         391,432
      45,050   Westamerica Bancorp.........       2,280,882
       6,700   Western Alliance Bancorp*...         232,959
      20,450   Wintrust Financial Corp. ...         982,009
      15,700   WSFS Financial Corp. .......       1,050,801
                                             --------------
                                                 73,233,839
                                             --------------
               BROADCAST SERVICES/MEDIA -- 0.6%
       2,900   4Kids Entertainment,
                 Inc.*.....................          52,838
      83,300   Citadel Broadcasting
                 Company...................         829,668
      69,150   CKX, Inc.*(8)...............         811,130
      71,300   Cumulus Media, Inc. -- Class
                 A*........................         740,807
      46,400   Entercom Communications
                 Corp. ....................       1,307,552
      12,200   Gray Television, Inc. ......          89,426
     107,900   Martha Stewart Living
                 Omnimedia, Inc. -- Class
                 A(8)......................       2,363,010
      95,700   Sinclair Broadcast Group,
                 Inc. -- Class A...........       1,004,850
      15,400   Westwood One, Inc. .........         108,724
                                             --------------
                                                  7,308,005
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 3.7%
      48,400   Acxiom Corp. ...............       1,241,460
      49,350   Administaff, Inc.(8)........       2,110,700
      17,400   Ambassadors Group, Inc. ....         528,090
     114,978   Barrett Business Services,
                 Inc. .....................       2,692,785
     136,000   CSG Systems International,
                 Inc.*.....................       3,635,280
      16,800   Diamond Management &
                 Technology Consultants,
                 Inc. .....................         208,992
      38,200   First Consulting Group,
                 Inc.*.....................         525,632
     156,370   FirstService Corp.
                 (Canada)*.................       3,612,147
      22,400   Forrester Research, Inc.*...         607,264
      94,700   Global Payments, Inc. ......       4,384,609
      14,700   Heidrick & Struggles
                 International, Inc.*......         622,692

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BUSINESS SERVICES AND SUPPLIES (CONTINUED)
      10,500   Huron Consulting Group,
                 Inc.*.....................  $      476,070
      63,500   John H Harland Company(8)...       3,187,700
     101,000   LightBridge, Inc.*..........       1,367,540
      66,450   MAXIMUS, Inc. ..............       2,045,331
      98,400   MoneyGram International,
                 Inc.(8)...................       3,085,824
      65,930   Portfolio Recovery
                 Associates, Inc.*(8)......       3,078,272
     106,500   Spherion Corp.*.............         791,295
     136,400   Symyx Technologies, Inc.*...       2,944,876
      80,100   TeleTech Holdings, Inc.*....       1,912,788
      10,700   The Corporate Executive
                 Board Company(8)..........         938,390
      93,800   UniFirst Corp. .............       3,602,858
      22,500   Vertrue, Inc.*..............         864,225
                                             --------------
                                                 44,464,820
                                             --------------
               CHEMICALS -- 1.5%
      76,900   Compass Minerals
                 International, Inc. ......       2,426,964
      92,700   HB Fuller Company...........       2,393,514
      25,100   Innospec, Inc. .............       1,168,405
      77,300   OM Group, Inc.*.............       3,500,144
      30,300   Pioneer Companies, Inc.*....         868,398
      75,000   PolyOne Corp.*..............         562,500
      67,200   Spartech Corp. .............       1,761,984
     121,100   Tetra Tech, Inc.*...........       2,190,699
      51,600   The Valspar Corp. ..........       1,426,224
      80,500   US BioEnergy Corp.*.........       1,368,500
      30,800   Westlake Chemical
                 Corp.(8)..................         966,504
                                             --------------
                                                 18,633,836
                                             --------------
               COMMERCIAL SERVICES -- 0.5%
       9,800   Central Parking Corp.(8)....         176,400
       7,800   Coinmach Service Corp. --
                 Class A...................          92,820
      13,300   DynCorp International,
                 Inc. -- Class A*..........         211,071
     130,880   HMS Holdings Corp.*.........       1,982,832
       3,700   ICT Group, Inc.*............         116,883
      26,400   Jackson Hewitt Tax Service,
                 Inc. .....................         896,808
       7,500   Standard Parking Corp.*.....         288,075
      63,670   Steiner Leisure, Ltd.
                 (Bahama Islands)*.........       2,896,985
                                             --------------
                                                  6,661,874
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 5.9%
     162,920   Advent Software, Inc.*(8)...  $    5,749,447
     105,900   Agilysys, Inc. .............       1,772,766
      76,100   Altiris, Inc.*..............       1,931,418
      64,230   American Reprographics
                 Company*..................       2,139,501
      18,800   Ansoft Corp.*...............         522,640
      22,600   Aspen Technology,
                 Inc.*(8)..................         249,052
      27,600   Avocent Corp.*(8)...........         934,260
      27,500   Black Box Corp. ............       1,154,725
       8,200   Blackbaud, Inc. ............         213,200
     239,300   Brocade Communications
                 Systems, Inc.*............       1,964,653
     117,050   Checkpoint Systems, Inc.*...       2,364,410
      12,800   COMSYS IT Partners, Inc.*...         258,688
     164,740   Concur Technologies,
                 Inc.*(8)..................       2,642,430
     155,080   Cray, Inc.*.................       1,842,350
      15,000   Digi International, Inc.*...         206,850
      61,100   Digimarc Corp.*.............         538,902
      90,700   Electronics For Imaging,
                 Inc.*.....................       2,410,806
      12,950   FactSet Research Systems,
                 Inc. .....................         731,416
       9,800   IHS, Inc. -- Class A*.......         386,904
      66,900   Imation Corp. ..............       3,106,167
       5,700   Infocrossing, Inc.*(8)......          92,910
       6,300   Interactive Intelligence,
                 Inc.*.....................         141,246
       7,100   Isilon Systems, Inc. .......         195,960
      46,200   Jack Henry & Associates,
                 Inc. .....................         988,680
       6,800   JDA Software Group, Inc.*...          93,636
      89,600   Keane, Inc.*................       1,067,136
      30,577   L-1 Identity Solutions,
                 Inc.*(8)..................         462,630
      43,900   Manhattan Associates,
                 Inc.*.....................       1,320,512
      82,300   Mentor Graphics Corp.*......       1,483,869
      30,800   MicroStrategy, Inc. -- Class
                 A*(8).....................       3,511,508
      45,800   MTS Systems Corp. ..........       1,768,796
     357,900   Red Hat, Inc.*(8)...........       8,231,699
       3,700   SPSS, Inc.*.................         111,259
     139,500   Sybase, Inc.*...............       3,445,650
     123,800   Sykes Enterprises, Inc.*....       2,183,832
      49,000   Synaptics, Inc.*............       1,454,810
      46,200   Systems Xcellence, Inc.
                 (Canada)*.................         931,854
     135,000   THQ, Inc.*(8)...............       4,390,200
      26,600   Transaction Systems
                 Architects, Inc. -- Class
                 A*........................         866,362
      10,600   Tyler Technologies, Inc.*...         149,036
      22,800   Western Digital Corp.*......         466,488

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
     420,800   Wind River Systems,
                 Inc.*(8)..................  $    4,313,200
      76,400   Xyratex, Ltd. (Bermuda)*....       1,648,712
                                             --------------
                                                 70,440,570
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.4%
      22,000   BlueLinx Holdings, Inc. ....         228,800
       2,200   Brookfield Homes Corp.(8)...          82,610
      38,000   Eagle Materials, Inc. ......       1,642,740
      27,200   Granite Construction,
                 Inc. .....................       1,368,704
      88,150   Hovnanian Enterprises,
                 Inc. -- Class A*(8).......       2,988,285
      81,200   Matrix Service Company*.....       1,307,320
     101,000   Meritage Homes Corp.*.......       4,819,720
      90,650   Simpson Manufacturing
                 Company, Inc.(8)..........       2,869,073
     130,400   Standard Pacific Corp.(8)...       3,493,416
      93,510   Team, Inc.*.................       3,256,953
      56,825   Technical Olympic USA,
                 Inc. .....................         577,910
       9,000   The Ryland Group, Inc.(8)...         491,580
     104,550   Trex Company, Inc.*(8)......       2,393,150
      24,600   Washington Group
                 International, Inc.*......       1,470,834
     106,650   WCI Communities, Inc.*(8)...       2,045,547
                                             --------------
                                                 29,036,642
                                             --------------
               CONSUMER GOODS AND SERVICES -- 3.1%
       6,200   Blyth, Inc. ................         128,650
      57,400   Central Garden & Pet
                 Company*..................       2,779,308
      27,100   Chattem, Inc.*(8)...........       1,357,168
      15,600   FTD Group, Inc.*............         279,084
     129,050   Helen Of Troy, Ltd.
                 (Bermuda)*................       3,130,753
      45,150   Herbalife, Ltd. (Cayman
                 Islands)*.................       1,813,224
      83,100   NBTY, Inc.*.................       3,454,467
      65,500   Nutri/System, Inc.*(8)......       4,152,045
     137,300   Playtex Products, Inc.*.....       1,975,747
      19,700   Prestige Brands Holdings,
                 Inc.*.....................         256,494
     145,040   Rollins, Inc. ..............       3,206,834
     203,450   Tempur-Pedic International,
                 Inc.*(8)..................       4,162,587
      69,300   The Scotts Miracle-Gro
                 Company -- Class A........       3,579,345
     123,950   The Yankee Candle Company,
                 Inc. .....................       4,249,006

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS AND SERVICES (CONTINUED)
      76,199   Vector Group, Ltd.(8).......  $    1,352,532
       1,900   WD-40 Company...............          66,253
      30,250   Weight Watchers
                 International, Inc. ......       1,589,033
                                             --------------
                                                 37,532,530
                                             --------------
               CONTAINERS AND PACKAGING -- 0.0%
       3,300   Greif, Inc. -- Class A......         390,720
                                             --------------
               DISTRIBUTION -- 1.0%
      60,570   Central European
                 Distribution Corp.*.......       1,798,929
      17,600   Houston Wire & Cable
                 Company*(8)...............         367,840
      61,450   United Stationers, Inc.*....       2,869,101
     108,750   Universal Corp. ............       5,329,837
      46,800   Watsco, Inc. ...............       2,207,088
                                             --------------
                                                 12,572,795
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 0.4%
      30,600   Compass Diversified Trust...         524,790
      66,700   LandAmerica Financial Group,
                 Inc.(8)...................       4,209,437
      14,800   Resource America, Inc. --
                 Class A...................         390,720
                                             --------------
                                                  5,124,947
                                             --------------
               EDUCATION -- 0.2%
      58,700   School Specialty,
                 Inc.*(8)..................       2,200,663
       3,800   Strayer Education, Inc. ....         402,990
                                             --------------
                                                  2,603,653
                                             --------------
               ELECTRONICS -- 2.8%
     110,899   Belden CDT, Inc. ...........       4,335,041
     107,800   Benchmark Electronics,
                 Inc.*.....................       2,626,008
     493,150   Flextronics International,
                 Ltd. (Singapore)*.........       5,661,361
      40,050   Harman International
                 Industries, Inc. .........       4,001,396
       2,900   Littelfuse, Inc.*...........          92,452
     128,300   Micrel, Inc.*...............       1,383,074
     198,800   Nam Tai Electronics, Inc.
                 (British Virgin
                 Islands)..................       3,019,772
      39,100   Park Electrochemical
                 Corp. ....................       1,002,915
     597,950   Sanmina-SCI Corp.*..........       2,062,928
     563,100   Solectron Corp.*............       1,813,182
      58,650   Sonic Solutions*(8).........         955,995
     111,780   SRS Labs, Inc.*.............       1,209,460
     138,450   Synopsys, Inc.*.............       3,700,769

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS (CONTINUED)
      22,700   Technitrol, Inc. ...........  $      542,303
     143,800   TTM Technologies, Inc.*.....       1,629,254
                                             --------------
                                                 34,035,910
                                             --------------
               ENERGY SERVICES -- 0.3%
      27,850   Energy Conversion Devices,
                 Inc.*(8)..................         946,343
      53,300   SunPower Corp. -- Class
                 A*(8).....................       1,981,161
      38,000   VeraSun Energy Corp.*(8)....         750,500
                                             --------------
                                                  3,678,004
                                             --------------
               ENGINEERING -- 0.3%
      10,700   EMCOR Group, Inc.*..........         608,295
      72,750   URS Corp.*..................       3,117,338
                                             --------------
                                                  3,725,633
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.5%
     261,800   Allied Waste Industries,
                 Inc.*.....................       3,217,522
      60,400   Metal Management, Inc. .....       2,286,140
                                             --------------
                                                  5,503,662
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.4%
      75,300   Aaron Rents, Inc.(8) .......       2,167,134
     103,500   Rent-A-Center, Inc.*........       3,054,285
                                             --------------
                                                  5,221,419
                                             --------------
               FINANCIAL SERVICES -- 5.3%
      46,750   Accredited Home Lenders
                 Holding Company*(8).......       1,275,340
      18,950   Affiliated Managers Group,
                 Inc.*(8)..................       1,992,214
     219,100   Asset Acceptance Capital
                 Corp.*....................       3,685,262
      96,900   ASTA Funding, Inc.(8).......       2,949,636
      87,483   Calamos Asset Management,
                 Inc. -- Class A...........       2,347,169
     292,550   E*TRADE Financial Corp.*....       6,558,971
     129,850   Eaton Vance Corp. ..........       4,286,349
      31,600   Federal Agricultural
                 Mortgage Corp. -- Class
                 C.........................         857,308
       8,800   Federated Investors, Inc. --
                 Class B...................         297,264
      12,300   Financial Federal Corp. ....         361,743
       1,400   GAMCO Investors, Inc. --
                 Class A...................          53,844
      79,590   Greenhill & Company,
                 Inc.(8)...................       5,873,741
      21,940   International Securities
                 Exchange Holdings,
                 Inc.(8)...................       1,026,573

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      91,620   Investment Technology Group,
                 Inc.*.....................  $    3,928,666
     268,300   Jefferies Group, Inc. ......       7,195,805
     253,300   Knight Capital Group,
                 Inc. -- Class A*..........       4,855,760
      19,500   Morningstar, Inc.*..........         878,475
      92,970   NewStar Financial, Inc.*....       1,715,297
      18,150   Nuveen Investments -- Class
                 A.........................         941,622
     100,900   Ocwen Financial Corp.*......       1,600,274
      53,010   optionsXpress Holdings,
                 Inc. .....................       1,202,797
     148,050   Raymond James Financial,
                 Inc. .....................       4,487,395
      19,500   Susquehanna Bancshares,
                 Inc. .....................         524,160
      17,050   The Student Loan Corp. .....       3,534,465
     119,750   TradeStation Group, Inc.*...       1,646,563
       1,400   US Global Investors, Inc. --
                 Class A*(8)...............          94,150
      41,100   W Holding Company, Inc. --
                 Puerto Rico(8)............         244,956
                                             --------------
                                                 64,415,799
                                             --------------
               FOOD AND BEVERAGE -- 0.6%
      38,900   Boston Beer Company, Inc. --
                 Class A*..................       1,399,622
       1,500   Coca-Cola Bottling
                 Company...................         102,645
       1,900   Farmer Brothers Company.....          40,565
     108,900   Lance, Inc. ................       2,186,712
      36,400   Nash Finch Company(8).......         993,720
       5,400   Ralcorp Holdings, Inc.*.....         274,806
       7,400   Reddy Ice Holdings, Inc. ...         191,068
     235,940   SunOpta, Inc.
                 (Canada)*(8)..............       2,076,272
                                             --------------
                                                  7,265,410
                                             --------------
               INSURANCE -- 4.2%
      26,800   American Physicians Capital,
                 Inc.*.....................       1,073,072
     211,454   Amerisafe, Inc.*............       3,269,079
     216,110   AmTrust Financial Services,
                 Inc.(8)...................       1,847,741
     208,000   Assured Guaranty, Ltd.
                 (Bermuda).................       5,532,800
     156,925   Delphi Financial Group,
                 Inc. -- Class A...........       6,349,185
       1,400   EMC Insurance Group,
                 Inc. .....................          47,768
       3,800   FBL Financial Group, Inc. --
                 Class A...................         148,504
      95,570   First Mercury Financial
                 Corp.*....................       2,247,806
       4,800   FPIC Insurance Group,
                 Inc.*(8)..................         187,056

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
       5,700   Horace Mann Educators
                 Corp. ....................  $      115,140
      32,600   Infinity Property & Casualty
                 Corp. ....................       1,577,514
      41,400   IPC Holdings, Ltd.
                 (Bermuda).................       1,302,030
       1,800   James River Group, Inc.*....          58,176
         450   National Western Life
                 Insurance Company -- Class
                 A.........................         103,563
       8,900   Ohio Casualty Corp. ........         265,309
      35,700   OneBeacon Insurance Group,
                 Ltd. (Bermuda)*...........         999,600
     127,608   Philadelphia Consolidated
                 Holding Corp.*............       5,686,212
     108,350   Platinum Underwriters
                 Holdings, Ltd.
                 (Bermuda).................       3,352,349
      25,900   Presidential Life Corp. ....         568,505
      54,450   Protective Life Corp. ......       2,586,375
      47,200   Safety Insurance Group,
                 Inc. .....................       2,393,512
     110,290   Security Capital Assurance,
                 Ltd. (Bermuda)............       3,069,371
      90,100   State Auto Financial
                 Corp. ....................       3,129,173
      53,400   United Fire & Casualty
                 Company...................       1,882,350
     133,900   Universal American Financial
                 Corp.*....................       2,495,896
       6,700   Zenith National Insurance
                 Corp. ....................         314,297
                                             --------------
                                                 50,602,383
                                             --------------
               INTERNET SERVICES -- 3.5%
     165,550   aQuantive, Inc.*............       4,082,462
      88,750   CheckFree Corp.*(8).........       3,564,200
     301,530   CNET Networks, Inc.*(8).....       2,740,908
      16,670   Ctrip.com International,
                 Ltd. (ADR) (Cayman
                 Islands)(8)...............       1,041,542
      66,960   DealerTrack Holdings,
                 Inc.*.....................       1,969,963
       4,000   Digital River, Inc.*........         223,160
     200,600   EarthLink, Inc.*............       1,424,260
      21,514   Equinix, Inc.*(8)...........       1,626,889
     198,400   eResearch Technology,
                 Inc.*(8)..................       1,335,232
     116,740   j2 Global Communications,
                 Inc.*(8)..................       3,181,165
     166,659   Marchex, Inc. -- Class
                 B*(8).....................       2,229,897
     407,500   Move, Inc.*.................       2,245,325
     263,180   Online Resources Corp.*.....       2,687,068
     108,200   Perficient, Inc.*...........       1,775,562
      45,200   Priceline.com, Inc.*(8).....       1,971,172
      94,570   RADVision, Ltd. (Israel)*...       1,898,966

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES (CONTINUED)
     129,000   RealNetworks, Inc.*.........  $    1,411,260
     221,800   SonicWALL, Inc.*............       1,867,556
       8,400   TheStreet.com, Inc. ........          74,760
     191,200   United Online, Inc.(8)......       2,539,136
      64,140   WebEx Communications,
                 Inc.*(8)..................       2,237,845
                                             --------------
                                                 42,128,328
                                             --------------
               LEISURE AND RECREATION -- 1.7%
     298,460   Century Casinos, Inc.*......       3,330,814
     121,200   Dover Downs Gaming &
                 Entertainment, Inc. ......       1,620,444
      11,800   Interstate Hotels & Resorts,
                 Inc.*.....................          88,028
      53,710   Life Time Fitness, Inc.*....       2,605,472
     107,300   Live Nation, Inc.*..........       2,403,520
      69,700   Monarch Casino & Resort,
                 Inc.*.....................       1,664,436
      44,650   Pinnacle Entertainment,
                 Inc.*.....................       1,479,701
     132,920   Scientific Games Corp. --
                 Class A*..................       4,018,171
     100,630   The9, Ltd. (ADR) (Cayman
                 Islands)*(8)..............       3,242,299
                                             --------------
                                                 20,452,885
                                             --------------
               MACHINERY -- 1.5%
      10,500   Applied Industrial
                 Technologies, Inc. .......         276,255
     115,025   Bucyrus International,
                 Inc. -- Class A(8)........       5,953,694
       3,800   Chart Industries, Inc.*.....          61,598
      11,700   Columbus McKinnon Corp.*....         245,934
     233,204   Flow International
                 Corp.*(8).................       2,569,908
      28,900   Intevac, Inc.*..............         749,955
     104,850   Joy Global, Inc. ...........       5,068,449
      11,500   Middleby Corp.*(8)..........       1,203,705
       6,000   Nordson Corp. ..............         298,980
      29,290   Regal-Beloit Corp. .........       1,538,018
                                             --------------
                                                 17,966,496
                                             --------------
               MANUFACTURING -- 4.2%
      97,950   Acuity Brands, Inc. ........       5,097,318
       4,600   AEP Industries, Inc.*.......         245,226
      81,300   Albany International
                 Corp. -- Class A(8).......       2,675,583
      12,300   American Woodmark Corp.(8)..         514,755
      58,800   AO Smith Corp. .............       2,208,528
      52,450   AptarGroup, Inc. ...........       3,096,648
       1,400   AZZ, Inc.*..................          71,680

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING (CONTINUED)
      79,500   Carlisle Companies, Inc. ...  $    6,240,750
      52,900   Ceradyne, Inc.*(8)..........       2,988,850
       7,800   CIRCOR International,
                 Inc. .....................         286,962
       5,200   Coherent, Inc.*.............         164,164
     137,650   Deswell Industries, Inc.
                 (Hong Kong)...............       1,569,210
       5,200   EnPro Industries, Inc.*.....         172,692
     152,950   FLIR Systems, Inc.*(8)......       4,868,399
      44,000   Freightcar America,
                 Inc.(8)...................       2,439,800
      47,600   Harsco Corp. ...............       3,622,360
     200,000   Hexcel Corp.*(8)............       3,482,000
      24,700   Kaydon Corp. ...............         981,578
      10,100   LSI Industries, Inc. .......         200,485
      98,900   Matthews International
                 Corp. -- Class A..........       3,891,715
      56,000   PW Eagle, Inc.(8)...........       1,932,000
       1,900   RBC Bearings, Inc.*.........          54,454
      18,700   Rofin-Sinar Technologies,
                 Inc.*.....................       1,130,602
     108,700   The Timken Company..........       3,171,866
                                             --------------
                                                 51,107,625
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 7.9%
     182,930   American Medical Systems
                 Holdings, Inc.*...........       3,387,864
     201,000   AMERIGROUP Corp.*...........       7,213,889
     176,100   AMN Healthcare Services,
                 Inc.*.....................       4,849,794
     133,700   AmSurg Corp.*(8)............       3,075,100
     152,326   AngioDynamics, Inc.*........       3,273,486
      89,200   Apria Healthcare Group,
                 Inc.*.....................       2,377,180
      43,210   ArthroCare Corp.*(8)........       1,724,943
      28,300   Bruker BioSciences Corp.*...         212,533
     195,500   Centene Corp.*..............       4,803,435
       7,000   Conceptus, Inc.*............         149,030
      87,600   Covance, Inc.*..............       5,160,515
      84,210   Cutera, Inc.*...............       2,273,670
      15,700   DJO, Inc.*..................         672,274
     359,450   Five Star Quality Care,
                 Inc.*(8)..................       4,007,868
      54,200   Haemonetics Corp.*..........       2,440,084
     147,200   Healthspring, Inc.*.........       2,995,520
      75,850   Healthways, Inc.*(8)........       3,618,804
      50,200   ICON PLC (ADR) (Ireland)*...       1,892,540
      17,700   ICU Medical, Inc.*..........         720,036
       8,600   inVentiv Health, Inc.*......         304,010
      35,250   Kyphon, Inc.*(8)............       1,424,100

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)
     275,250   LeMaitre Vascular, Inc.*....  $    1,651,500
      23,600   Lincare Holdings, Inc.*.....         940,224
      61,800   Luminex Corp.*..............         784,860
      29,600   Magellan Health Services,
                 Inc.*.....................       1,279,312
       5,800   MedCath Corp.*..............         158,688
       8,100   Meridian Bioscience,
                 Inc. .....................         198,693
     133,950   Micrus Endovascular
                 Corp.*....................       2,555,766
      25,800   Molina Healthcare, Inc.*....         838,758
      36,100   Nighthawk Radiology
                 Holdings, Inc.*(8)........         920,550
     228,653   NovaMed, Inc.*..............       1,730,903
      80,630   NuVasive, Inc.*.............       1,862,553
     441,910   Orthovita, Inc.*............       1,604,133
      82,371   PolyMedica Corp.(8).........       3,328,612
      28,500   PSS World Medical,
                 Inc.*(8)..................         556,605
      49,080   ResMed, Inc.*(8)............       2,415,718
      48,600   STERIS Corp. ...............       1,223,262
      94,200   Sunrise Senior Living,
                 Inc.*.....................       2,893,824
      37,900   Techne Corp.*...............       2,101,555
       7,800   The Advisory Board
                 Company*..................         417,612
      71,550   The Cooper Companies,
                 Inc. .....................       3,183,975
     283,570   The Spectranetics Corp.*....       3,201,505
      10,300   Universal Health Services,
                 Inc. -- Class B...........         570,929
      52,350   Vital Images, Inc.*.........       1,821,780
      14,210   Vital Signs, Inc. ..........         709,363
      16,000   Zoll Medical Corp.*.........         931,840
                                             --------------
                                                 94,459,195
                                             --------------
               METALS AND MINING -- 1.5%
     110,100   AK Steel Holding Corp.*.....       1,860,690
      75,900   Chaparral Steel Company.....       3,360,093
      80,800   Mueller Industries, Inc. ...       2,561,360
     258,050   Novelis, Inc. (Canada)......       7,186,693
     110,100   Steel Dynamics, Inc. .......       3,572,745
                                             --------------
                                                 18,541,581
                                             --------------
               OFFICE EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.7%
      80,800   Acco Brands Corp.*..........       2,138,776
      53,850   Herman Miller, Inc. ........       1,957,986
      73,800   IKON Office Solutions,
                 Inc. .....................       1,208,106
     158,850   Knoll, Inc. ................       3,494,700
                                             --------------
                                                  8,799,568
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS -- 5.7%
     109,400   Aegean Marine Petroleum
                 Network, Inc. (Marshall
                 Islands)*.................  $    1,794,160
      45,100   Alon USA Energy, Inc. ......       1,186,581
       2,900   Basic Energy Services,
                 Inc.*.....................          71,485
     135,850   Cabot Oil & Gas Corp.(8)....       8,239,302
     135,600   Cal Dive International,
                 Inc.*.....................       1,701,780
      11,860   Core Laboratories NV (the
                 Netherlands)*(8)..........         960,660
      66,840   Dril-Quip, Inc.*............       2,617,454
     198,750   Encore Acquisition
                 Company*(8)...............       4,875,338
      16,900   EXCO Resources, Inc.*.......         285,779
      27,300   FMC Technologies, Inc.*.....       1,682,499
      22,300   Global Industries, Ltd.*....         290,792
      67,400   Grant Prideco, Inc.*........       2,680,498
     218,500   Grey Wolf, Inc.*............       1,498,910
      13,200   Harvest Natural Resources,
                 Inc.*.....................         140,316
     113,700   Headwaters, Inc.*(8)........       2,724,252
      39,000   Helix Energy Solutions
                 Group, Inc.*(8)...........       1,223,430
       4,800   MarkWest Hydrocarbon,
                 Inc. .....................         233,040
     121,054   Oceaneering International,
                 Inc.*.....................       4,805,844
      99,060   Oil States International,
                 Inc.*.....................       3,192,704
      75,500   ONEOK, Inc. ................       3,255,560
       8,750   Patterson-UTI Energy,
                 Inc. .....................         203,263
       7,800   Penn Virginia Corp. ........         546,312
      73,700   Range Resources Corp. ......       2,023,802
      17,400   Southwest Gas Corp. ........         667,638
      73,200   St Mary Land & Exploration
                 Company(8)................       2,696,688
      95,180   Superior Energy Services,
                 Inc.*.....................       3,110,482
     134,100   Swift Energy Company*.......       6,009,020
      75,600   TETRA Technologies, Inc.*...       1,933,848
      57,400   The Houston Exploration
                 Company*..................       2,972,172
      16,400   The Meridian Resource
                 Corp.*....................          50,676
     107,400   Whiting Petroleum
                 Corp.*(8).................       5,004,840
                                             --------------
                                                 68,679,125
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.1%
      23,100   Buckeye Technologies,
                 Inc.*.....................         276,738
      37,500   Rock-Tenn Company -- Class
                 A.........................       1,016,625
                                             --------------
                                                  1,293,363
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 4.3%
     143,000   Affymetrix, Inc.*(8)........  $    3,297,580
     119,400   Albany Molecular Research,
                 Inc.*.....................       1,260,864
     241,200   Alkermes, Inc.*.............       3,224,844
      87,200   Bradley Pharmaceuticals,
                 Inc.*(8)..................       1,794,576
      12,600   Caraco Pharmaceutical
                 Laboratories, Ltd.*.......         176,400
     123,050   Cephalon, Inc.*(8)..........       8,663,950
     228,000   Cubist Pharmaceuticals,
                 Inc.*.....................       4,129,080
      93,550   Dendreon Corp.*(8)..........         390,104
     169,950   DepoMed, Inc.*(8)...........         586,328
      22,400   Digene Corp.*...............       1,073,408
     268,200   Enzon Pharmaceuticals,
                 Inc.*.....................       2,282,382
      47,000   Geron Corp.*(8).............         412,660
      39,800   Human Genome Sciences,
                 Inc.*(8)..................         495,112
      43,240   K-V Pharmaceutical
                 Company -- Class A*.......       1,028,247
      11,800   LifeCell Corp.*.............         284,852
       9,500   Ligand Pharmaceuticals,
                 Inc. -- Class B*..........         104,025
     448,300   Medarex, Inc.*(8)...........       6,630,357
      20,462   Metabasis Therapeutics,
                 Inc.*.....................         153,874
      36,500   New River Pharmaceuticals,
                 Inc.*(8)..................       1,996,915
      61,900   Noven Pharmaceuticals,
                 Inc.*.....................       1,575,355
      34,000   Pain Therapeutics,
                 Inc.*(8)..................         302,600
     187,672   Pharmaceutical Product
                 Development, Inc. ........       6,046,792
      62,200   Regeneron Pharmaceuticals,
                 Inc.*.....................       1,248,354
      57,100   Savient Pharmaceuticals,
                 Inc.*.....................         640,091
      69,600   Sciele Pharma, Inc.*(8).....       1,670,400
     182,400   Solexa, Inc.*...............       2,398,560
      30,100   Trimeris, Inc.*(8)..........         382,571
                                             --------------
                                                 52,250,281
                                             --------------
               PRINTING AND PUBLISHING -- 0.4%
     199,000   Bowne & Company, Inc. ......       3,172,060
         900   Consolidated Graphics,
                 Inc.*.....................          53,163
     106,650   Valassis Communications,
                 Inc.*(8)..................       1,546,425
                                             --------------
                                                  4,771,648
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 5.5%
     161,350   Acadia Realty Trust.........       4,036,977
       2,400   Agree Realty Corp. .........          82,488

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
      31,800   Associated Estates Realty
                 Corp. ....................  $      436,932
       4,500   BNP Residential Properties,
                 Inc. .....................         108,675
      61,800   CapitalSource, Inc.(8)......       1,687,758
      52,050   Cousins Properties, Inc. ...       1,835,804
      58,300   DiamondRock Hospitality
                 Company...................       1,049,983
     120,300   Equity Inns, Inc. ..........       1,919,988
     180,300   FelCor Lodging Trust,
                 Inc. .....................       3,937,752
      62,200   Franklin Street Properties
                 Corp. ....................       1,309,310
      21,100   Getty Realty Corp. .........         651,990
      49,800   Gramercy Capital Corp. .....       1,538,322
      30,900   Highwoods Properties,
                 Inc. .....................       1,259,484
      26,600   Home Properties, Inc. ......       1,576,582
      68,700   Innkeepers USA Trust........       1,064,850
      18,600   Investors Real Estate
                 Trust.....................         190,836
     118,400   KKR Financial Corp. ........       3,171,936
      69,200   LTC Properties, Inc. .......       1,889,852
      64,450   Maguire Properties, Inc. ...       2,578,000
      42,600   Mid-America Apartment
                 Communities, Inc. ........       2,438,424
       9,900   Mission West Properties,
                 Inc. .....................         129,690
      81,200   National Retail Properties,
                 Inc.(8)...................       1,863,540
     105,100   NorthStar Realty Finance
                 Corp. ....................       1,741,507
     156,700   OMEGA Healthcare Investors,
                 Inc. .....................       2,776,724
      36,600   Pennsylvania Real Estate
                 Investment Trust..........       1,441,308
      73,450   PS Business Parks, Inc. ....       5,193,649
      57,700   RAIT Investment Trust.......       1,989,496
     126,150   Realty Income Corp.(8)......       3,494,355
       6,300   Resource Capital Corp. .....         106,785
      22,700   Saul Centers, Inc. .........       1,252,813
      36,700   SL Green Realty Corp. ......       4,873,026
      40,700   Sovran Self Storage,
                 Inc. .....................       2,331,296
       6,300   Tanger Factory Outlet
                 Centers, Inc. ............         246,204
      24,400   Taubman Centers, Inc. ......       1,240,984
     171,750   U-Store-It Trust............       3,529,462
      34,500   Washington Real Estate
                 Investment Trust..........       1,380,000
                                             --------------
                                                 66,356,782
                                             --------------
               REGISTERED INVESTMENT COMPANIES -- 0.3%
     181,400   Ares Capital Corp.(8).......       3,466,554

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               REGISTERED INVESTMENT COMPANIES (CONTINUED)
      22,100   MCG Capital Corp. ..........  $      449,072
                                             --------------
                                                  3,915,626
                                             --------------

               RETAIL -- 1.3%
     183,600   Big Lots, Inc.*(8)..........       4,208,112
      11,400   Books-A-Million, Inc. ......         258,552
     176,750   Casey's General Stores,
                 Inc. .....................       4,162,463
     155,650   Circuit City Stores,
                 Inc. .....................       2,954,237
     130,200   EZCORP, Inc. -- Class A*....       2,115,750
      50,900   Longs Drug Stores Corp. ....       2,157,142
                                             --------------
                                                 15,856,256
                                             --------------
               RETAIL: RESTAURANTS -- 1.8%
      10,000   Bob Evans Farms, Inc. ......         342,200
     100,950   Brinker International,
                 Inc. .....................       3,044,652
      48,900   CEC Entertainment, Inc.*....       1,968,225
      74,400   Domino's Pizza, Inc. .......       2,083,200
      10,200   IHOP Corp. .................         537,540
      33,400   Jack in the Box, Inc.*......       2,038,736
      16,850   Panera Bread Company --
                 Class A*(8)...............         942,084
      91,100   Papa John's International,
                 Inc.*.....................       2,642,811
      21,800   PF Chang's China Bistro,
                 Inc.*(8)..................         836,684
      85,800   RARE Hospitality
                 International, Inc.*......       2,825,394
     171,025   Sonic Corp.*................       4,096,048
                                             --------------
                                                 21,357,574
                                             --------------
               RETAIL: SUPERMARKETS -- 0.0%
      21,900   Spartan Stores, Inc. .......         458,367
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.9%
      98,770   Cymer, Inc.*................       4,340,942
      51,700   FEI Company*................       1,363,329
      10,472   Itron, Inc.*................         542,868
       6,800   Molecular Devices Corp.*....         143,276
      66,800   Varian, Inc.*...............       2,991,972
      31,200   Woodward Governor Company...       1,238,952
                                             --------------
                                                 10,621,339
                                             --------------
               SEMICONDUCTORS -- 2.6%
       6,200   Actel Corp.*................         112,592
     271,550   Altera Corp.*...............       5,344,104
     310,550   Brooks Automation, Inc.*....       4,471,920
     101,400   Cree, Inc.*(8)..............       1,756,248
      11,800   Diodes, Inc.*...............         418,664
     104,100   Emulex Corp.*...............       2,030,991

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS (CONTINUED)
       7,100   Hittite Microwave Corp.*....  $      229,472
     640,200   Lattice Semiconductor
                 Corp.*....................       4,148,496
      14,600   MKS Instruments, Inc.*......         329,668
       7,150   Novellus Systems,
                 Inc.*(8)..................         246,103
     211,000   Pixelworks, Inc.*...........         483,190
     255,010   Silicon Image, Inc.*........       3,243,727
     137,330   Silicon Motion Technology
                 Corp. (ADR) (Taiwan)*.....       2,179,427
     371,950   Skyworks Solutions, Inc.*...       2,633,406
      21,150   Teradyne, Inc.*(8)..........         316,404
      75,200   Varian Semiconductor
                 Equipment Associates,
                 Inc.*.....................       3,423,104
                                             --------------
                                                 31,367,516
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.4%
      37,000   Anaren, Inc.*...............         657,120
      95,760   Atheros
                 Communications*(8)........       2,041,603
      57,300   Atlantic Tele-Network,
                 Inc. .....................       1,678,890
     213,850   Avaya, Inc.*................       2,989,623
      25,100   Cbeyond, Inc.*(8)...........         767,809
      96,600   Cincinnati Bell, Inc.*......         441,462
      19,200   CommScope, Inc.*(8).........         585,216
      21,500   Consolidated Communications
                 Holdings, Inc. ...........         449,350
      82,400   CT Communications, Inc. ....       1,888,608
     146,000   Ditech Networks, Inc.*......       1,010,320
      79,100   Dobson Communications
                 Corp. -- Class A*.........         688,961
     109,200   FairPoint Communications,
                 Inc. .....................       2,069,340
      15,000   General Communication,
                 Inc. -- Class A*..........         235,950
      82,300   InterDigital Communications
                 Corp.*(8).................       2,761,165
      30,100   Iowa Telecommunications
                 Services, Inc. ...........         593,271
      17,900   North Pittsburgh Systems,
                 Inc. .....................         432,106
      96,260   Occam Networks, Inc.*.......       1,588,290
      91,650   Oplink Communications,
                 Inc.*.....................       1,884,324
     351,250   Polycom, Inc.*..............      10,857,137
     650,400   RF Micro Devices, Inc.*.....       4,416,216
      18,100   SBA Communications Corp. --
                 Class A*..................         497,750
       4,000   Shenandoah
                 Telecommunications
                 Company...................         188,040
      25,000   Syniverse Holdings, Inc.*...         374,750

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES (CONTINUED)
     114,720   Time Warner Telecom, Inc. --
                 Class A*(8)...............  $    2,286,370
      13,100   USA Mobility, Inc. .........         293,047
                                             --------------
                                                 41,676,718
                                             --------------
               TOOLS -- 0.3%
      68,300   Snap-on, Inc. ..............       3,253,812
                                             --------------
               TOYS -- 0.3%
     124,200   Marvel Entertainment,
                 Inc.*(8)..................       3,342,222
                                             --------------
               TRANSPORTATION -- 0.8%
      12,600   American Commercial Lines,
                 Inc.*.....................         825,426
      86,520   American Railcar Industries,
                 Inc. .....................       2,945,141
       5,100   Atlas Air Worldwide
                 Holdings, Inc.*...........         226,950
     103,400   Genesee & Wyoming, Inc. --
                 Class A*..................       2,713,216
      18,400   GulfMark Offshore, Inc.*....         688,344
       2,900   Saia, Inc.*.................          67,309
      93,900   Vitran Corp., Inc. -- Class
                 A (Canada)*...............       1,631,043
                                             --------------
                                                  9,097,429
                                             --------------
               UTILITIES -- 2.0%
      45,750   Atmos Energy Corp. .........       1,459,883
      55,700   Avista Corp. ...............       1,409,767
      75,300   Black Hills Corp. ..........       2,781,582
       3,400   Central Vermont Public
                 Service Corp. ............          80,070
       5,800   El Paso Electric Company*...         141,346
       2,400   Middlesex Water Company.....          44,952
      32,750   New Jersey Resources
                 Corp. ....................       1,590,995
      91,200   Nicor, Inc.(8)..............       4,268,160
     205,050   PNM Resources, Inc. ........       6,377,055
      61,200   Unisource Energy Corp. .....       2,235,636
      65,400   Westar Energy, Inc. ........       1,697,784
      47,450   WGL Holdings, Inc. .........       1,545,921
                                             --------------
                                                 23,633,151
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $1,029,958,303).....   1,185,378,473
                                             --------------

   PRINCIPAL                                     VALUE
   ---------                                 --------------
               SHORT TERM US TREASURY SECURITY -- 0.1%
               US TREASURY BILL
$    750,000   4.79%, 03/15/07(5)
                 (Cost $742,516)...........  $      742,516
                                             --------------
               SECURITIES LENDING COLLATERAL -- 20.2%
 245,040,504   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $245,040,504).......     245,040,504
                                             --------------
               TOTAL SECURITIES
                 (Cost $1,275,741,323).....   1,431,161,493
                                             --------------
               REPURCHASE AGREEMENTS -- 2.7%
  33,160,557   With Investors Bank and
                 Trust, dated 12/29/06,
                 4.76%,
                 due 01/02/07, repurchase
                 proceeds at maturity
                 $33,178,095
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.73%, due
                 08/01/35, with a value of
                 $20,378,623, Freddie Mac
                 Adjustable Rate Mortgage,
                 5.53%, due 04/01/36, with
                 a value of $446,252 and
                 various Small Business
                 Administrations,
                 8.13%-8.88%, due
                 04/25/16-09/25/28, with a
                 total value of
                 $13,993,709) (Cost
                 $33,160,557)..............      33,160,557
                                             --------------
               Total Investments -- 120.9%
                 (Cost $1,308,901,880).....   1,464,322,050
               Liabilities less other
                 assets -- (20.9)%.........    (252,765,591)
                                             --------------
               NET ASSETS -- 100.0%........  $1,211,556,459
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $1,313,994,328.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $186,991,184
    Gross unrealized depreciation..........   (36,663,462)
                                             ------------
    Net unrealized appreciation............  $150,327,722
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 98.7%
              ADVERTISING -- 0.6%
    100,400   24/7 Real Media, Inc.*.........  $    908,620
                                               ------------
              AEROSPACE AND DEFENSE -- 1.8%
     44,900   K&F Industries Holdings,
                Inc.*........................     1,019,679
     21,120   Moog, Inc. -- Class A*.........       806,573
     22,700   Teledyne Technologies, Inc.*...       910,951
                                               ------------
                                                  2,737,203
                                               ------------
              AIRLINES -- 1.2%
     22,700   Alaska Air Group, Inc.*........       896,650
     36,400   SkyWest, Inc. .................       928,564
                                               ------------
                                                  1,825,214
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 3.3%
     20,200   Carter's, Inc.*................       515,100
     38,800   Maidenform Brands, Inc.*.......       703,056
     20,200   Phillips-Van Heusen Corp. .....     1,013,434
      7,062   Shoe Carnival, Inc.*...........       223,159
     12,600   Skechers USA, Inc. -- Class
                A*...........................       419,706
     32,293   The Dress Barn, Inc.*..........       753,396
      8,200   The Men's Wearhouse, Inc. .....       313,732
     77,500   The Wet Seal, Inc. -- Class
                A*...........................       516,925
     24,400   Wolverine World Wide, Inc. ....       695,888
                                               ------------
                                                  5,154,396
                                               ------------
              AUTOMOBILE: RETAIL -- 1.9%
     29,500   Asbury Automotive Group,
                Inc. ........................       695,020
     32,000   Copart, Inc.*..................       960,000
     18,600   Group 1 Automotive, Inc. ......       961,992
     11,300   Sonic Automotive, Inc. ........       328,152
                                               ------------
                                                  2,945,164
                                               ------------
              BANKS -- 3.7%
     24,320   1st Source Corp. ..............       781,402
     59,000   First BanCorp -- Puerto Rico...       562,270
      2,771   First Citizens Bancshares,
                Inc. -- Class A..............       561,515
     12,300   Greene County Bancshares,
                Inc. ........................       488,679
     34,400   Hanmi Financial Corp. .........       775,032
     23,300   Prosperity Bancshares, Inc. ...       804,083
     26,500   Sun Bancorp, Inc. -- New
                Jersey*......................       558,355
     21,000   Umpqua Holdings Corp. .........       618,030
     17,200   United Community Banks, Inc. --
                Georgia......................       555,904
                                               ------------
                                                  5,705,270
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.5%
     43,300   Cox Radio, Inc. -- Class A*....       705,790
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 1.9%
     16,100   CRA International, Inc.*.......       843,640
     22,100   CSG Systems International,
                Inc.*........................       590,733

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES AND SUPPLIES (CONTINUED)
     31,000   FTI Consulting, Inc.*..........  $    864,590
     53,012   The Standard Register
                Company......................       636,144
                                               ------------
                                                  2,935,107
                                               ------------
              CHEMICALS -- 1.8%
      4,300   Albemarle Corp. ...............       308,740
     32,700   HB Fuller Company..............       844,314
     39,600   Sensient Technologies Corp. ...       974,160
     24,100   Spartech Corp. ................       631,902
                                               ------------
                                                  2,759,116
                                               ------------
              COLLECTIBLES -- 0.4%
     19,900   Sotheby's......................       617,298
                                               ------------
              COMMERCIAL SERVICES -- 1.3%
    130,400   CBIZ, Inc.*....................       908,888
     25,400   Steiner Leisure, Ltd. (Bahama
                Islands)*....................     1,155,700
                                               ------------
                                                  2,064,588
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 12.2%
     95,976   Actuate Corp.*.................       570,097
     31,300   Altiris, Inc.*.................       794,394
     21,200   ANSYS, Inc.*...................       921,988
     65,132   Aspen Technology, Inc.*........       717,755
     28,400   Avocent Corp.*.................       961,340
     28,087   Blackbaud, Inc. ...............       730,262
     57,736   Captaris, Inc.*................       448,609
     29,600   COMSYS IT Partners, Inc.*......       598,216
     63,600   Digi International, Inc.*......       877,044
     59,800   Epicor Software Corp.*.........       807,898
     20,800   Hyperion Solutions Corp.*......       747,552
     48,100   Insight Enterprises, Inc.*.....       907,647
     72,000   Interwoven, Inc.*..............     1,056,240
     13,000   Komag, Inc.*...................       492,440
     18,900   Kronos, Inc.*..................       694,386
     13,300   Manhattan Associates, Inc.*....       400,064
     57,400   Mentor Graphics Corp.*.........     1,034,922
     69,100   Nuance Communications,
                Inc.*(8).....................       791,886
     60,200   Omnicell, Inc.*................     1,121,525
     15,300   Open Text Corp. ...............       310,590
     40,700   OPNET Technologies, Inc.*......       588,115
     52,500   Quest Software, Inc.*..........       769,125
     81,000   Radiant Systems, Inc.*.........       845,640
     23,786   The Ultimate Software Group,
                Inc.*........................       553,262
     24,800   THQ, Inc.*(8)..................       806,496
     27,400   Xyratex, Ltd. (Bermuda)*.......       591,292
                                               ------------
                                                 19,138,785
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.9%
     32,800   Interline Brands, Inc.*........  $    737,016
     10,700   NCI Building Systems, Inc.*....       553,725
      2,206   The Genlyte Group, Inc.*.......       172,311
                                               ------------
                                                  1,463,052
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.1%
     31,300   Fossil, Inc.*..................       706,754
     27,000   Jarden Corp.*(8)...............       939,330
     11,300   NBTY, Inc.*....................       469,741
     70,100   Prestige Brands Holdings,
                Inc.*........................       912,702
     13,200   Select Comfort Corp.*(8).......       229,548
                                               ------------
                                                  3,258,075
                                               ------------
              CORRECTIONAL FACILITIES -- 0.4%
     13,450   Corrections Corp. of
                America*.....................       608,344
                                               ------------
              DISTRIBUTION -- 0.9%
     86,900   Bell Microproducts, Inc.*......       612,645
     16,500   United Stationers, Inc.*.......       770,385
                                               ------------
                                                  1,383,030
                                               ------------
              ELECTRONICS -- 2.3%
     81,318   Aeroflex, Inc.*................       953,047
     60,330   CTS Corp. .....................       947,181
     82,900   Methode Electronics, Inc. .....       897,807
     32,300   Technitrol, Inc. ..............       771,647
                                               ------------
                                                  3,569,682
                                               ------------
              ENERGY SERVICES -- 0.5%
     52,600   EnerSys*.......................       841,600
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND
                RECYCLING SERVICES -- 0.4%
     16,400   Metal Management, Inc. ........       620,740
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.4%
     19,100   Aaron Rents, Inc. .............       549,698
                                               ------------
              FINANCIAL SERVICES -- 0.6%
     36,200   Interactive Data Corp. ........       870,248
                                               ------------
              FOOD AND BEVERAGE -- 1.8%
     32,800   M&F Worldwide Corp.*...........       828,528
     16,600   Ralcorp Holdings, Inc.*........       844,774
     36,500   Sanderson Farms, Inc.(8).......     1,105,585
                                               ------------
                                                  2,778,887
                                               ------------
              INSURANCE -- 6.9%
     19,200   Delphi Financial Group, Inc. --
                Class A......................       776,832
     15,300   FBL Financial Group, Inc. --
                Class A......................       597,924
     18,400   FPIC Insurance Group, Inc.*....       717,048
     26,500   Harleysville Group, Inc. ......       922,730
     24,900   Infinity Property & Casualty
                Corp. .......................     1,204,911

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     26,200   IPC Holdings, Ltd. (Bermuda)...  $    823,990
     21,300   Ohio Casualty Corp. ...........       634,953
     15,000   ProAssurance Corp.*............       748,800
     17,800   Safety Insurance Group,
                Inc. ........................       902,638
     12,575   Selective Insurance Group,
                Inc. ........................       720,422
     24,400   The Commerce Group, Inc. ......       725,900
     17,400   Triad Guaranty, Inc.*(8).......       954,738
     19,800   Zenith National Insurance
                Corp. .......................       928,818
                                               ------------
                                                 10,659,704
                                               ------------
              INTERNET SERVICES -- 4.9%
     50,059   Harris Interactive, Inc.*......       252,297
     58,247   LivePerson, Inc.*..............       304,632
     38,500   NETGEAR, Inc.*.................     1,010,625
     45,900   Packeteer, Inc.*...............       624,240
     24,100   Priceline.com, Inc.*(8)........     1,051,001
     47,600   RADVision, Ltd. (Israel)*......       955,808
    106,400   SonicWALL, Inc.*...............       895,888
     75,300   TIBCO Software, Inc.*..........       710,832
     52,600   Vignette Corp.*................       897,882
     24,600   WebEx Communications,
                Inc.*(8).....................       858,294
                                               ------------
                                                  7,561,499
                                               ------------
              LEISURE AND RECREATION -- 0.9%
     26,900   Ameristar Casinos, Inc. .......       826,906
     42,800   Dover Downs Gaming &
                Entertainment, Inc. .........       572,236
                                               ------------
                                                  1,399,142
                                               ------------
              MACHINERY -- 2.5%
     38,400   Columbus McKinnon Corp.*.......       807,168
     59,200   Flow International Corp.*(8)...       652,384
     18,700   Gardner Denver, Inc.*..........       697,697
     18,700   Regal-Beloit Corp. ............       981,937
     27,518   Tennant Company................       798,022
                                               ------------
                                                  3,937,208
                                               ------------
              MANUFACTURING -- 4.2%
     10,000   Ameron International Corp. ....       763,700
     15,700   AptarGroup, Inc. ..............       926,928
     39,060   Barnes Group, Inc. ............       849,555
     24,900   EnPro Industries, Inc.*........       826,929
     26,700   FLIR Systems, Inc.*(8).........       849,861
     19,800   Matthews International Corp. --
                Class A......................       779,130
     46,700   Mueller Water Products, Inc. --
                Class A......................       694,429
     26,400   RBC Bearings, Inc.*............       756,624
                                               ------------
                                                  6,447,156
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 8.7%
     31,300   Allscripts Healthcare
                Solutions, Inc.*(8)..........  $    844,787
     17,066   Amedisys, Inc.*(8).............       560,959
     34,600   Aspect Medical Systems,
                Inc.*........................       650,826
     52,793   Bruker BioSciences Corp.*......       396,475
     32,500   Cross Country Healthcare,
                Inc.*........................       709,150
      3,158   Emergency Medical Services
                LP -- Class A*...............        66,255
     54,400   Five Star Quality Care,
                Inc.*(8).....................       606,560
     15,210   Genesis HealthCare Corp.*......       718,368
     29,100   Healthcare Services Group,
                Inc. ........................       842,736
     28,400   Hologic, Inc.*.................     1,342,752
     19,500   Illumina, Inc.*(8).............       766,545
     23,100   inVentiv Health, Inc.*.........       816,585
     21,200   LHC Group, Inc.*...............       604,412
     14,900   LifePoint Hospitals, Inc.*.....       502,130
     26,800   Matria Healthcare, Inc.*(8)....       769,964
     72,800   Natus Medical, Inc.*...........     1,209,208
     60,494   Phase Forward, Inc.*...........       906,200
     62,243   Third Wave Technologies*.......       299,389
     17,700   West Pharmaceutical Services,
                Inc..........................       906,771
                                               ------------
                                                 13,520,072
                                               ------------
              METALS AND MINING -- 2.2%
     28,200   Brush Engineered Materials,
                Inc.*........................       952,314
      9,000   Carpenter Technology Corp. ....       922,680
     17,600   Chaparral Steel Company........       779,152
    113,100   Northgate Minerals Corp.
                (Canada)*....................       393,588
     31,600   Stillwater Mining Company*.....       394,684
                                               ------------
                                                  3,442,418
                                               ------------
              OFFICE EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.5%
     28,600   Ennis, Inc. ...................       699,556
                                               ------------
              OIL, COAL AND GAS -- 4.4%
     20,100   Alon USA Energy, Inc. .........       528,831
     25,900   Bill Barrett Corp.*(8).........       704,739
     23,200   Comstock Resources, Inc.*......       720,592
      5,400   Core Laboratories NV (the
                Netherlands)*................       437,400
     25,700   Headwaters, Inc.*..............       615,772
     95,100   Parker Drilling Company*.......       776,967
     58,200   PetroQuest Energy, Inc.*.......       741,468
     18,300   Superior Energy Services,
                Inc.*........................       598,044
     13,000   Swift Energy Company*..........       582,530
     17,900   TETRA Technologies, Inc.*......       457,882
     13,490   World Fuel Services Corp. .....       599,765
                                               ------------
                                                  6,763,990
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.5%
     64,400   Buckeye Technologies, Inc.*....       771,512
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 6.8%
     87,900   Albany Molecular Research,
                Inc.*........................  $    928,224
     66,300   Arena Pharmaceuticals,
                Inc.*(8).....................       855,933
     26,681   Bradley Pharmaceuticals,
                Inc.*(8).....................       549,095
     69,200   Dynavax Technologies
                Corp.*(8)....................       635,256
     18,900   New River Pharmaceuticals,
                Inc.*(8).....................     1,034,019
     16,000   PAREXEL International Corp.*...       463,520
     59,200   PDL BioPharma, Inc.*...........     1,192,288
     43,100   Pharmanet Development Group,
                Inc.*........................       951,217
     33,400   Pharmion Corp.*................       859,716
     47,900   Sciele Pharma, Inc.*...........     1,149,600
     17,500   United Therapeutics Corp.*.....       951,475
     64,800   ViroPharma, Inc.*..............       948,672
                                               ------------
                                                 10,519,015
                                               ------------
              PRINTING AND PUBLISHING -- 0.5%
     12,251   Consolidated Graphics, Inc.*...       723,667
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.3%
     21,800   Extra Space Storage, Inc. .....       398,068
                                               ------------
              RETAIL -- 0.6%
     22,700   Longs Drug Stores Corp. .......       962,026
                                               ------------
              RETAIL: RESTAURANTS -- 1.0%
     16,300   Bob Evans Farms, Inc. .........       557,786
     10,900   Jack in the Box, Inc.*.........       665,336
     12,086   RARE Hospitality International,
                Inc.*........................       397,992
                                               ------------
                                                  1,621,114
                                               ------------
              RETAIL: SUPERMARKETS -- 0.9%
     21,400   Ingles Markets, Inc. -- Class
                A............................       637,506
     37,600   Spartan Stores, Inc. ..........       786,968
                                               ------------
                                                  1,424,474
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.4%
     46,990   Input/Output, Inc.*(8).........       640,474
     41,100   Newport Corp.*.................       861,045
     14,400   Trimble Navigation, Ltd.*......       730,512
                                               ------------
                                                  2,232,031
                                               ------------
              SECURITY SERVICES -- 0.7%
     39,000   Macrovision Corp.*.............     1,102,140
                                               ------------
              SEMICONDUCTORS -- 4.6%
     66,300   ANADIGICS, Inc.*(8)............       587,418
     50,000   Brooks Automation, Inc.*.......       720,000
     28,700   Emulex Corp.*..................       559,937
     45,300   Kopin Corp.*...................       161,721
     70,836   MIPS Technologies, Inc.*.......       587,939
     57,360   O2Micro International, Ltd.
                (ADR) (Cayman Islands)*......       490,428
     52,200   Photronics, Inc.*..............       852,948
     70,200   Silicon Image, Inc.*...........       892,944

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2006

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     24,900   Standard Microsystems Corp.*...  $    696,702
     23,900   Tessera Technologies, Inc.*....       964,126
    146,000   TriQuint Semiconductor,
                Inc.*........................       657,000
                                               ------------
                                                  7,171,163
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.5%
     24,400   ADTRAN, Inc. ..................       553,880
     25,418   General Cable Corp.*...........     1,111,021
     25,200   General Communication, Inc. --
                Class A*.....................       396,396
     28,900   NICE Systems, Ltd. (ADR)
                (Israel)*....................       889,542
     41,600   Oplink Communications, Inc.*...       855,296
     53,268   Radyne Corp.*..................       572,098
     70,400   Sirenza Microdevices,
                Inc.*(8).....................       553,344
     40,177   Tollgrade Communications,
                Inc*.........................       424,671
                                               ------------
                                                  5,356,248
                                               ------------
              TRANSPORTATION -- 1.8%
     10,100   GulfMark Offshore, Inc.*.......       377,841
     16,500   Hornbeck Offshore Services,
                Inc.*........................       589,050
     33,700   Hub Group, Inc. -- Class A*....       928,435
     31,800   Kansas City Southern*..........       921,564
                                               ------------
                                                  2,816,890
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $138,269,022)................   152,969,000
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SECURITIES LENDING COLLATERAL -- 9.3%
$14,398,521   Securities Lending Collateral
                Investment (Note 4) (Cost
                $14,398,521).................  $ 14,398,521
                                               ------------
              TOTAL SECURITIES
                (Cost $152,667,543)..........   167,367,521
                                               ------------
              REPURCHASE AGREEMENTS -- 0.4%
    618,612   With Investors Bank and Trust,
                dated 12/29/06, 4.76%, due
                01/02/07, repurchase proceeds
                at maturity $618,939
                (Collateralized by Small
                Business Administration,
                8.63%, due 05/25/14, with a
                value of $649,543) (Cost
                $618,612)....................       618,612
                                               ------------
              Total Investments -- 108.4%
                (Cost $153,286,155)..........   167,986,133
              Liabilities less other assets
                 -- (8.4)%...................   (12,983,129)
                                               ------------
              NET ASSETS -- 100.0%...........  $155,003,004
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $153,819,825.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $16,485,664
    Gross unrealized depreciation...........   (2,319,356)
                                              -----------
    Net unrealized appreciation.............  $14,166,308
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2006

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS -- 97.9%
               AEROSPACE AND DEFENSE -- 0.1%
     176,662   Rolls-Royce Group
                 PLC................  $    1,548,786     BRI
       1,227   Safran SA............          28,474     FRA
                                      --------------
                                           1,577,260
                                      --------------
               AGRICULTURE -- 1.1%
  11,951,000   Chaoda Modern
                 Agriculture
                 (Holdings),
                 Ltd. ..............       7,697,634     CAY
      51,600   Potash Corp. of
                 Saskatchewan,
                 Inc.(8)............       7,403,568     CDA
      47,803   Syngenta AG..........       8,893,673     SWI
                                      --------------
                                          23,994,875
                                      --------------
               AIRLINES -- 1.3%
   3,537,400   Qantas Airways,
                 Ltd. ..............      14,575,528     AUS
     148,500   Ryanair Holdings PLC
                 (ADR)*(8)..........      12,102,750     IRE
     103,500   Singapore Airlines,
                 Ltd. ..............       1,180,929     SIN
                                      --------------
                                          27,859,207
                                      --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.3%
     288,800   Benetton Group SpA...       5,512,592     ITA
                                      --------------
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS -- 6.8%
     127,500   Alpine Electronics,
                 Inc. ..............       1,902,777     JPN
     648,000   Calsonic Kansei
                 Corp. .............       3,789,824     JPN
     244,600   DaimlerChrysler AG...      15,110,982     GER
   1,702,000   Fuji Heavy
                 Industries,
                 Ltd.(8)............       8,738,473     JPN
      10,200   Georg Fischer AG.....       6,608,863     SWI
   1,726,700   GKN PLC..............       9,398,843     BRI
     351,600   Honda Motor Company,
                 Ltd. ..............      13,886,139     JPN
   1,442,800   Nissan Motor Company,
                 Ltd. ..............      17,373,492     JPN
     329,100   Suzuki Motor
                 Corp.(8)...........       9,291,845     JPN
     695,900   Toyota Motor
                 Corp. .............      46,547,322     JPN
     104,788   Valeo SA*............       4,361,400     FRA
      51,600   Volkswagen AG(8).....       5,850,361     GER
                                      --------------
                                         142,860,321
                                      --------------
               BANKS -- 18.1%
     369,060   ABN AMRO Holding
                 NV.................      11,862,776     NET
     279,900   Banco Bilbao Vizcaya
                 Argentaria SA......       6,739,352     SPA
     927,600   Banco Comercial
                 Portugues SA --
                 Class R............       3,428,539     POR

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
   1,009,800   Banco Santander
                 Central Hispano
                 SA.................  $   18,848,429     SPA
   2,469,900   Barclays PLC.........      35,303,269     BRI
     312,600   BNP Paribas SA.......      34,105,327     FRA
     266,800   Canadian Imperial
                 Bank of
                 Commerce(8)........      22,489,765     CDA
     427,900   Commonwealth Bank of
                 Australia..........      16,712,507     AUS
     357,700   Credit Suisse
                 Group..............      25,025,790     SWI
     169,200   Danske Bank A/S......       7,518,269     DEN
      19,400   Deutsche Bank AG.....       2,595,213     GER
      83,901   Dexia................       2,298,135     BEL
     250,800   DNB NOR ASA..........       3,559,758     NOR
     139,529   Erste Bank der
                 oesterreichischen
                 Sparkassen AG......      10,701,163     AST
      89,200   ForeningsSparbanken
                 AB.................       3,237,856     SWE
     367,000   Fortis...............      15,657,694     BEL
   1,107,700   HBOS PLC.............      24,551,683     BRI
     253,800   Laurentian Bank of
                 Canada(8)..........       6,583,587     CDA
   2,574,600   Lloyds TSB Group
                 PLC................      28,809,697     BRI
         614   Mitsubishi UFJ
                 Financial Group,
                 Inc. ..............       7,584,387     JPN
     231,600   National Bank of
                 Canada(8)..........      13,075,971     CDA
   1,472,300   Nordea Bank AB.......      22,688,984     SWE
     462,300   SanPaolo IMI SpA.....      10,740,560     ITA
     153,700   Societe Generale.....      26,091,871     FRA
      97,236   Standard Chartered
                 PLC................       2,840,590     BRI
         377   Sumitomo Mitsui
                 Financial Group,
                 Inc. ..............       3,864,880     JPN
     225,061   UBS AG...............      13,677,281     SWI
                                      --------------
                                         380,593,333
                                      --------------
               BROADCAST SERVICES/MEDIA -- 0.7%
     334,200   Rogers
                 Communications,
                 Inc. -- Class B....       9,944,466     CDA
     143,800   Vivendi Universal
                 SA.................       5,620,665     FRA
                                      --------------
                                          15,565,131
                                      --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.3%
   1,220,000   Marubeni Corp. ......       6,192,009     JPN
                                      --------------
               CHEMICALS -- 1.9%
      45,100   Akzo Nobel NV........       2,751,078     NET
       6,140   Arkema*..............         315,532     FRA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               CHEMICALS (CONTINUED)
      56,300   Ciba Specialty
                 Chemicals AG.......  $    3,744,863     SWI
     264,800   Methanex Corp.(8)....       7,243,596     CDA
   1,102,800   Mitsubishi Chemical
                 Holdings Corp. ....       6,950,128     JPN
     171,800   Nova Chemicals
                 Corp.(8)...........       4,787,978     CDA
     597,500   Sumitomo Bakelite
                 Company, Ltd.(8)...       4,127,095     JPN
     136,949   Symrise AG*..........       3,525,201     GER
      56,279   Wacker Chemie AG*....       7,323,616     GER
                                      --------------
                                          40,769,087
                                      --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 1.5%
   1,137,600   CGI Group, Inc.*.....       7,930,959     CDA
     771,656   Logitech
                 International
                 SA*................      22,259,917     SWI
      66,900   Open Text Corp.*.....       1,372,249     CDA
                                      --------------
                                          31,563,125
                                      --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.1%
     353,700   Barratt Developments
                 PLC................       8,552,926     BRI
       8,800   Cementos Portland
                 Valderrivas SA.....       1,150,028     SPA
      15,600   Ciments Francais SA..       2,996,249     FRA
     139,900   Compagnie de
                 Saint-Gobain.......      11,754,563     FRA
     644,700   George Wimpey PLC....       7,050,072     BRI
     367,700   Hanson PLC...........       5,547,266     BRI
      43,500   Lafarge SA...........       6,471,479     FRA
      91,000   Maeda Road
                 Construction
                 Company, Ltd. .....         659,913     JPN
                                      --------------
                                          44,182,496
                                      --------------
               CONSUMER GOODS AND SERVICES -- 2.8%
     302,100   Electrolux AB --
                 Series B(8)........       6,045,574     SWE
     129,600   Husqvarna AB -- Class
                 B*.................       2,025,606     SWE
       3,769   Japan Tobacco,
                 Inc. ..............      18,210,790     JPN
     273,641   Reckitt Benckiser
                 PLC................      12,505,317     BRI
     191,119   Swatch Group AG......       8,548,203     SWI
     621,600   Swedish Match AB.....      11,622,171     SWE
                                      --------------
                                          58,957,661
                                      --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 1.3%
     189,300   BASF AG..............      18,454,042     GER
     376,899   Brambles, Ltd.*......       3,816,992     AUS
     334,000   Sumitomo Corp. ......       4,998,563     JPN
                                      --------------
                                          27,269,597
                                      --------------

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS -- 2.5%
   2,020,800   Hon Hai Precision
                 Industry Company,
                 Ltd. ..............  $   14,418,782     TWN
     209,000   Hosiden Corp. .......       2,251,485     JPN
     512,175   Koninklijke (Royal)
                 Philips Electronics
                 NV.................      19,316,080     NET
      11,571   Samsung Electronics
                 Company, Ltd. .....       7,626,906     KOR
     226,000   Sharp Corp. .........       3,893,114     JPN
     810,100   Toshiba Tec Corp. ...       4,172,861     JPN
                                      --------------
                                          51,679,228
                                      --------------
               ENERGY SERVICES -- 0.8%
     686,298   ABB, Ltd. ...........      12,306,616     SWI
      90,100   Vestas Wind Systems
                 A/S*...............       3,808,132     DEN
                                      --------------
                                          16,114,748
                                      --------------
               ENGINEERING -- 0.3%
     241,113   SNC-Lavalin Group,
                 Inc. ..............       6,506,733     CDA
                                      --------------
               FINANCIAL SERVICES -- 6.2%
     535,600   Alliance & Leicester
                 PLC................      11,934,261     BRI
     983,100   Bradford & Bingley
                 PLC................       9,051,888     BRI
     711,000   Daiwa Securities Group,
                  Inc...............       7,976,009     JPN
      98,579   Deutsche Boerse AG...      18,142,614     GER
     226,900   Hitachi Capital
                 Corp. .............       4,328,079     JPN
     319,800   Irish Life &
                 Permanent PLC......       8,822,977     IRE
      52,351   KBC GROEP NV.........       6,419,942     BEL
   1,339,569   Man Group PLC........      13,711,085     BRI
      51,800   Muenchener
                 Rueckversicherungs-
                 Gesellschaft AG....       8,917,936     GER
   1,053,200   Nomura Holdings,
                 Inc. ..............      19,868,358     JPN
      26,200   Orix Corp. ..........       7,584,471     JPN
     132,700   Promise Company,
                 Ltd. ..............       4,125,793     JPN
      38,300   Sanyo Shinpan Finance
                 Company, Ltd. .....         954,241     JPN
     119,100   Sun Life Financial,
                 Inc.(8)............       5,037,098     CDA
      98,300   Takefuji Corp. ......       3,890,534     JPN
                                      --------------
                                         130,765,286
                                      --------------
               FOOD AND BEVERAGE -- 2.4%
     585,700   Asahi Breweries,
                 Ltd. ..............       9,375,728     JPN
      73,300   Fomento Economico
                 Mexicano SA de CV
                 (ADR)..............       8,485,208     MEX

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
      29,350   Nestle SA............  $   10,429,668     SWI
   1,537,300   Northern Foods PLC...       3,454,013     BRI
     224,207   Royal Numico NV......      12,060,551     NET
     389,900   Tate & Lyle PLC......       5,866,915     BRI
                                      --------------
                                          49,672,083
                                      --------------
               INSURANCE -- 5.9%
     119,761   Admiral Group PLC....       2,577,068     BRI
      48,746   Allianz SE...........       9,958,366     GER
     874,200   Aviva PLC............      14,070,039     BRI
      91,100   CNP Assurances.......      10,173,705     FRA
   1,939,300   Friends Provident
                 PLC................       8,239,814     BRI
     516,000   ING Groep NV.........      22,879,687     NET
   1,003,300   Milano Assicurazioni
                 SpA................       8,178,208     ITA
   1,472,000   Old Mutual PLC.......       5,022,192     BRI
   1,467,700   Promina Group,
                 Ltd. ..............       8,017,021     AUS
   5,458,900   Royal & Sun Alliance
                 Insurance Group
                 PLC................      16,300,002     BRI
      94,700   Swiss Re.............       8,051,637     SWI
      36,300   Zurich Financial
                 Services AG........       9,771,358     SWI
                                      --------------
                                         123,239,097
                                      --------------
               INTERNET SERVICES -- 0.9%
      26,200   Baidu.com, Inc.
                 (ADR)*(8)..........       2,953,264     CAY
      70,381   Iliad SA(8)..........       6,113,244     FRA
      20,263   Rakuten, Inc.*.......       9,449,993     JPN
                                      --------------
                                          18,516,501
                                      --------------
               LEISURE AND RECREATION -- 1.1%
     321,941   Aristocrat Leisure,
                 Ltd. ..............       4,040,574     AUS
   2,583,287   EMI Group PLC........      13,403,901     BRI
     255,300   TUI AG(8)............       5,102,313     GER
                                      --------------
                                          22,546,788
                                      --------------
               MACHINERY -- 1.2%
     191,600   Komatsu, Ltd. .......       3,888,190     JPN
     122,800   MAN AG...............      11,097,512     GER
     103,500   Mori Seiki Company,
                 Ltd.(8)............       2,317,781     JPN
      15,900   Rieter Holding AG....       8,318,629     SWI
                                      --------------
                                          25,622,112
                                      --------------
               MANUFACTURING -- 1.0%
      82,432   Alstom*..............      11,175,234     FRA
     704,000   Kurabo Industries,
                 Ltd. ..............       1,827,957     JPN

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING (CONTINUED)
     655,000   Nippon Paint Company,
                 Ltd................  $    3,434,478     JPN
   1,155,936   Tomkins PLC..........       5,562,116     BRI
                                      --------------
                                          21,999,785
                                      --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.7%
      34,320   Essilor International
                 SA CIE Generale
                 D'Optique..........       3,690,020     FRA
      36,810   Nobel Biocare Holding
                 AG.................      10,882,891     SWI
                                      --------------
                                          14,572,911
                                      --------------
               METALS AND MINING -- 6.3%
      93,400   Alcan, Inc. .........       4,547,659     CDA
   1,257,100   BlueScope Steel,
                 Ltd. ..............       8,553,556     AUS
     196,900   Cameco Corp.(8)......       7,964,605     CDA
     285,100   Companhia Vale do Rio
                 Doce (ADR).........       8,478,874     BRA
     218,100   JFE Holdings,
                 Inc. ..............      11,234,427     JPN
      37,300   Norddeutsche
                 Affinerie AG.......       1,046,305     GER
     331,500   Rautaruukki Oyj......      13,193,537     FIN
      76,700   Russel Metals,
                 Inc. ..............       1,756,112     CDA
      99,475   Salzgitter AG........      13,006,451     GER
     308,300   Sims Group, Ltd. ....       4,920,671     AUS
     341,100   ThyssenKrupp AG(8)...      16,070,102     GER
      72,660   Vallourec SA.........      21,130,037     FRA
     165,600   voestalpine AG.......       9,349,534     AST
     203,469   Xstrata PLC..........      10,159,004     BRI
                                      --------------
                                         131,410,874
                                      --------------
               OFFICE EQUIPMENT, SUPPLIES, AND SERVICES --0.5%
      95,000   Brother Industries,
                 Ltd. ..............       1,286,038     JPN
     315,000   Ricoh Company,
                 Ltd. ..............       6,432,083     JPN
   3,314,500   TPV Technology,
                 Ltd. ..............       2,096,517     HNG
                                      --------------
                                           9,814,638
                                      --------------
               OIL, COAL AND GAS -- 7.0%
   1,176,600   BP PLC...............      13,073,967     BRI
     988,200   Cosmo Oil Company,
                 Ltd.(8)............       4,019,065     JPN
     635,400   Eni SpA..............      21,371,599     ITA
   2,063,000   Nippon Oil Corp. ....      13,798,983     JPN
     227,500   Norsk Hydro ASA......       7,060,118     NOR
     173,100   Oao Gazprom (ADR)....       8,045,688     SUR
   1,754,000   Osaka Gas Company,
                 Ltd. ..............       6,529,322     JPN
     287,000   Repsol YPF SA........       9,925,984     SPA
   1,290,100   Royal Dutch Shell
                 PLC -- Class B.....      45,215,684     BRI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
      64,900   Showa Shell Sekiyu
                 KK.................  $      726,413     JPN
     245,600   Total SA.............      17,717,764     FRA
                                      --------------
                                         147,484,587
                                      --------------
               PAPER AND FOREST PRODUCTS -- 0.5%
     379,000   Hokuetsu Paper Mills,
                 Ltd.(8)............       2,140,145     JPN
     301,800   Norbord, Inc. .......       2,305,911     CDA
   1,263,000   Oji Paper Company,
                 Ltd. ..............       6,707,416     JPN
                                      --------------
                                          11,153,472
                                      --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 2.2%
     338,900   Biovail Corp.(8).....       7,149,115     CDA
     131,200   Daiichi Sanyko
                 Company, Ltd. .....       4,101,206     JPN
     216,100   Eisai Company,
                 Ltd. ..............      11,875,921     JPN
     528,100   Elan Corp. PLC
                 (ADR)*(8)..........       7,789,475     IRE
     173,800   GlaxoSmithKline PLC..       4,573,637     BRI
     476,000   Tanabe Seiyaku
                 Company, Ltd. .....       6,219,739     JPN
      56,725   UCB SA(8)............       3,890,007     BEL
                                      --------------
                                          45,599,100
                                      --------------
               PRINTING AND PUBLISHING -- 0.5%
     505,300   Quebecor World,
                 Inc. ..............       5,849,633     CDA
     439,000   Toppan Printing
                 Company, Ltd. .....       4,847,242     JPN
                                      --------------
                                          10,696,875
                                      --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 2.0%
     249,443   British Land Company
                 PLC................       8,371,337     BRI
   7,094,000   Shun Tak Holdings,
                 Ltd. ..............      10,853,091     HNG
     356,000   Sumitomo Realty &
                 Development
                 Company, Ltd. .....      11,427,419     JPN
      49,441   Unibail..............      12,080,476     FRA
                                      --------------
                                          42,732,323
                                      --------------
               RETAIL -- 2.7%
     853,725   Boots Group PLC......      13,999,595     BRI
   1,884,058   Carphone Warehouse
                 PLC................      11,583,415     BRI
   1,918,071   Debenhams PLC........       7,126,219     BRI
   1,912,500   Dixons Group PLC.....       7,171,053     BRI
     590,900   JJB Sports PLC.......       2,721,801     BRI

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)
   1,791,719   Kesa Electricals
                 PLC................  $   11,901,520     BRI
      10,300   Valora Holding AG....       2,829,647     SWI
                                      --------------
                                          57,333,250
                                      --------------
               RETAIL: RESTAURANTS -- 0.1%
     112,200   Plenus Company,
                 Ltd. ..............       2,324,045     JPN
                                      --------------
               RETAIL: SUPERMARKETS -- 1.1%
   2,931,020   Tesco PLC............      23,214,001     BRI
                                      --------------
               SEMICONDUCTORS -- 1.5%
   3,372,061   ARM Holdings PLC.....       8,302,638     BRI
     444,657   ASML Holding NV*.....      11,058,505     NET
     222,700   Elpida Memory,
                 Inc.*..............      12,238,629     JPN
                                      --------------
                                          31,599,772
                                      --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 5.7%
     329,600   America Movil SA de
                 CV -- Series L
                 (ADR)..............      14,904,512     MEX
   3,064,800   BT Group PLC.........      18,092,648     BRI
     277,800   Deutsche Telekom AG..       5,075,265     GER
     159,600   Elcoteq Network
                 Corp. -- Class A...       2,060,450     FIN
   1,765,000   MobileOne, Ltd. .....       2,474,165     SIN
       2,600   Nippon Telegraph and
                 Telephone Corp. ...      12,802,823     JPN
     373,400   Nokia Oyj (ADR)......       7,587,488     FIN
       8,407   NTT DoCoMo, Inc. ....      13,281,089     JPN
     187,500   Research In Motion,
                 Ltd.*..............      23,958,751     CDA
      20,800   Swisscom AG..........       7,873,615     SWI
     270,300   Telenor ASA..........       5,082,864     NOR
   1,646,500   Vodafone Group PLC...       4,561,744     BRI
     395,600   VTech Holdings,
                 Ltd. ..............       2,441,253     BER
                                      --------------
                                         120,196,667
                                      --------------
               TOYS -- 1.0%
      78,300   Nintendo Company,
                 Ltd. ..............      20,330,826     JPN
                                      --------------
               TRANSPORTATION -- 0.8%
   2,535,000   Neptune Orient Lines,
                 Ltd................       3,454,377     SIN
   1,367,100   Orient Overseas
                 International,
                 Ltd. ..............       8,700,031     BER
     286,731   Toll Holdings,
                 Ltd. ..............       4,135,069     AUS
                                      --------------
                                          16,289,477
                                      --------------
               UTILITIES -- 4.7%
      95,900   ATCO, Ltd. -- Class
                 I..................       4,138,959     CDA
     118,900   Chubu Electric Power
                 Company, Inc. .....       3,556,859     JPN
     349,857   Endesa SA............      16,547,323     SPA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2006

   SHARES                                 VALUE        COUNTRY
   ------                             --------------   -------
               COMMON STOCKS (CONTINUED)
               UTILITIES (CONTINUED)
   1,130,300   Energias de Portugal
                 SA.................  $    5,729,482     POR
     314,200   Hokkaido Electric
                 Power Company,
                 Inc................       8,026,285     JPN
     248,000   Kyushu Electric Power
                 Company, Inc. .....       6,543,591     JPN
     709,312   Scottish Power PLC...      10,388,470     BRI
     222,700   Shikoku Electric
                 Power Company,
                 Inc.(8)............       5,305,277     JPN
     604,300   The Kansai Electric
                 Power Company,
                 Inc................      16,300,181     JPN
     295,595   Veolia Environment...      22,787,690     FRA
                                      --------------
                                          99,324,117
                                      --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $1,552,036,742)....   2,057,635,990
                                      --------------
               RIGHTS -- 0.0%
               AUTOMOBILES/MOTOR VEHICLES, AUTOMOTIVE
                 EQUIPMENT AND REPAIRS
     390,900   TI Automotive,
                 Ltd. -- Class
                 A*(14)(27) (Cost
                 $0)................              --     BRI
                                      --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING COLLATERAL -- 7.1%
$149,080,031   Securities Lending
                 Collateral
                 Investment (Note 4)
                 (Cost
                 $149,080,031)......     149,080,031     USA
                                      --------------
               TOTAL SECURITIES
                 (Cost
                 $1,701,116,773)....   2,206,716,021
                                      --------------
               REPURCHASE AGREEMENTS -- 1.4%
  29,549,256   With Investors Bank
                 and Trust, dated
                 12/29/06, 4.76%,
                 due 01/02/07,
                 repurchase proceeds
                 at maturity
                 $29,564,884
                 (Collateralized by
                 Fannie Mae
                 Adjustable Rate
                 Mortgage, 4.40%,
                 due 02/01/34, with
                 a value of
                 $12,628,519 and
                 Freddie Mac
                 Adjustable Rate
                 Mortgage, 5.95%,
                 due 12/15/32, with
                 a value of
                 $18,398,200) (Cost
                 $29,549,256).......      29,549,256     USA
                                      --------------
               Total
               Investments -- 106.4%
                 (Cost
                 $1,730,666,029)....   2,236,265,277
               Liabilities less
                 other
                 assets -- (6.4)%...    (135,112,804)
                                      --------------
               NET ASSETS --100.0%..  $2,101,152,473
                                      ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2006 is $1,746,694,307.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $517,975,058
    Gross unrealized depreciation.........   (28,404,088)
                                            ------------
    Net unrealized appreciation...........  $489,570,970
                                            ============

---------------

See summary of footnotes and abbreviations to portfolios.

                                         PERCENT OF TOTAL
COUNTRY COMPOSITION                    INVESTMENTS AT VALUE
-------------------                    --------------------
Australia (AUS)......................           2.90%
Austria (AST)........................           0.90
Belgium (BEL)........................           1.26
Bermuda (BER)........................           0.59
Brazil (BRA).........................           0.38
Canada (CDA).........................           6.71
Cayman Islands (CAY).................           0.48
Denmark (DEN)........................           0.51
Finland (FIN)........................           1.02
France (FRA).........................           8.79
Germany (GER)........................           6.32
Hong Kong (HNG)......................           0.49
Ireland (IRE)........................           1.28
Italy (ITA)..........................           2.05
Japan (JPN)..........................          19.47
Mexico (MEX).........................           1.05
Norway (NOR).........................           0.70
Portugal (POR).......................           0.41
Russia (SUR).........................           0.36
Singapore (SIN)......................           0.32
South Korea (KOR)....................           0.34
Spain (SPA)..........................           2.38
Sweden (SWE).........................           2.04
Switzerland (SWI)....................           7.57
Taiwan (TWN).........................           0.64
The Netherlands (NET)................           3.57
United Kingdom (BRI).................          19.48
United States (USA)..................           7.99
                                              ------
TOTAL PERCENTAGE.....................         100.00%
                                              ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                           PORTFOLIOS OF INVESTMENTS

              SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS
                               DECEMBER 31, 2006

Footnotes:

*     Non-income producing security.

144A All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

1)    Variable rate security. The rate shown was in effect at December 31, 2006.

2) Quarterly reset provision. The rate shown was in effect at December 31, 2006.

3) Monthly reset provision. The rate shown was in effect at December 31, 2006.

4)    Security is segregated as collateral for written options.

5)    Security is segregated as initial margin for futures contracts.

6)    Security is segregated as collateral for swap contracts.

7) Represents a zero coupon bond which will convert to an interest bearing security at a later date.

8)    All or part of this security is on loan.

9)    Bond is in default.

10) Variable rate security. Interest rate is based on the credit rating of the issuer. The rate shown was in effect at December 31, 2006.

11) Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2006.

12) PIK ("Payment-In-Kind") bond. These bonds pay interest in the form of additional bonds.

13) Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.

14)   Fair valued at December 31, 2006.

      Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio assets of all fair valued securities at December 31, 2006.

      SERIES                     MARKET VALUE   PERCENTAGE
      ------                     ------------   ----------
      Total Return Bond           $1,199,940       0.69%
      High Yield Bond              3,467,853       0.71

15)   Principal amount for this security is denominated in Australian Dollars.

16) Principal amount for this security is denominated in British Pounds.

17) Principal amount for this security is denominated in Canadian Dollars.

18) Principal amount for this security is denominated in Danish Krone.

19)   Principal amount for this security is denominated in Euros.

20) Principal amount for this security is denominated in Hong Kong Dollars.

21) Principal amount for this security is denominated in Japanese Yen.

22) Principal amount for this security is denominated in Mexican Pesos.

23) Principal amount for this security is denominated in New Zealand Dollars.

24) Principal amount for this security is denominated in Swedish Krona.

25) Principal amount for this security is denominated in Swiss Francs.

26) Principal amount for this security is denominated in Taiwan Dollars.

27)   Illiquid security. Refer to Note 2M.

Abbreviations:

ADR American Depository Receipt.

FDR Foreign Depository Receipt.

GDR Global Depository Receipt.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities generally exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

TBA To be announced. Securities are purchased on a forward commitment basis with approximate principal amount and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
---------------

    - Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis.

    - Fixed income securities designated as "perpetual" are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.

    - Footnotes and abbreviations may or may not appear in each portfolio of investments.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                             PORTFOLIO COMPOSITION

                               DECEMBER 31, 2006

The following charts summarize the portfolio composition of each Series by asset type.

MONEY MARKET SERIES
Commercial Paper................................    44.4%
Repurchase Agreements/Cash Equivalents..........    15.9
Short Term Corporate Notes......................    15.9
Yankee Certificates of Deposit..................    15.5
Short Term US Government Agency Securities......     6.5
Medium Term Corporate Notes.....................     1.5
Other assets less liabilities...................     0.3
                                                   -----
                                                   100.0%
                                                   =====
HIGH QUALITY BOND SERIES
Corporate Bonds and Notes.......................    76.3%
US Government Agency Securities.................    19.3
US Treasury Securities..........................     2.4
Repurchase Agreements/Cash Equivalents..........     1.1
Securities Lending Collateral...................     1.0
Municipal Bonds.................................     0.8
Foreign Government Obligations..................     0.5
Liabilities less other assets...................    (1.4)
                                                   -----
                                                   100.0%
                                                   =====
INTERMEDIATE GOVERNMENT BOND SERIES
US Government Agency Securities.................    53.5%
US Treasury Securities..........................    30.8
Securities Lending Collateral...................    19.5
Corporate Bonds and Notes.......................    10.4
Short Term US Government Agency Securities......     3.8
Liabilities less other assets...................   (18.0)
                                                   -----
                                                   100.0%
                                                   =====
CORE BOND SERIES
US Government Agency Securities.................    54.3%
Corporate Bonds and Notes.......................    52.3
US Treasury Securities..........................     6.3
Short Term US Government Agency Securities......     1.2
Repurchase Agreements/Cash Equivalents..........     1.0
Foreign Government Obligations..................     0.7
Short Term Corporate Notes......................     0.4
Securities Lending Collateral...................     0.0*
Purchased Put Options...........................     0.0*
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Securities Sold Short...........................    (7.8)
Liabilities less other assets...................    (8.4)
                                                   -----
                                                   100.0%
                                                   =====
TOTAL RETURN BOND SERIES
US Government Agency Securities.................    53.2%
Corporate Bonds and Notes.......................    48.0
Repurchase Agreement/Cash Equivalents...........    20.7
US Treasury Securities..........................    15.4
Securities Lending Collateral...................     3.5
Foreign Government Obligations..................     2.4
Municipal Bonds.................................     0.6
Short Term US Government Agency Securities......     0.3
Convertible Preferred Stocks....................     0.2
Convertible Bonds...............................     0.1
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Liabilities less other assets...................   (44.4)
                                                   -----
                                                   100.0%
                                                   =====
HIGH YIELD BOND SERIES
Corporate Bonds and Notes.......................    85.3%
Repurchase Agreements/Cash Equivalents..........     5.0
Loan Participations.............................     4.9
Convertible Preferred Stocks....................     0.9
Common Stocks...................................     0.4
Convertible Bonds...............................     0.4
Warrants........................................     0.1
Other assets less liabilities...................     3.0
                                                   -----
                                                   100.0%
                                                   =====
BALANCED SERIES
Common Stocks...................................    60.4%
Corporate Bonds and Notes.......................    21.1
US Government Agency Securities.................    20.9
Repurchase Agreements/Cash Equivalents..........     4.2
US Treasury Securities..........................     3.5
Securities Lending Collateral...................     2.2
Foreign Government Obligations..................     1.3
Municipal Bonds.................................     0.4
Short Term US Treasury Securities...............     0.3
Short Term US Government Agency Securities......     0.2
Convertible Preferred Stock.....................     0.1
Convertible Bonds...............................     0.0*
Warrants........................................     0.0*
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Liabilities less other assets...................   (14.6)
                                                   -----
                                                   100.0%
                                                   =====

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

The following charts summarize the portfolio composition of each Series by asset type.

VALUE & INCOME SERIES
Common Stocks...................................    97.8%
Securities Lending Collateral...................     5.3
Repurchase Agreements/Cash Equivalents..........     2.1
Liabilities less other assets...................    (5.2)
                                                   -----
                                                   100.0%
                                                   =====
VALUE SERIES
Common Stocks...................................    95.5%
Securities Lending Collateral...................    15.2
Repurchase Agreements/Cash Equivalents..........     9.0
Liabilities less other assets...................   (19.7)
                                                   -----
                                                   100.0%
                                                   =====
GROWTH & INCOME SERIES
Common Stocks...................................    98.1%
Securities Lending Collateral...................     5.9
Repurchase Agreements/Cash Equivalents..........     2.1
Liabilities less other assets...................    (6.1)
                                                   -----
                                                   100.0%
                                                   =====
EQUITY GROWTH SERIES
Common Stocks...................................    97.9%
Securities Lending Collateral...................     6.3
Repurchase Agreements/Cash Equivalents..........     0.9
Liabilities less other assets...................    (5.1)
                                                   -----
                                                   100.0%
                                                   =====
AGGRESSIVE EQUITY SERIES
Common Stocks...................................    99.4%
Securities Lending Collateral...................    12.6
Liabilities less other assets...................   (12.0)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP VALUE SERIES
Common Stocks...................................    97.9%
Securities Lending Collateral...................    12.7
Repurchase Agreements/Cash Equivalents..........     1.7
Short Term Commercial Paper.....................     0.2
Convertible Bonds...............................     0.0*
Liabilities less other assets...................   (12.5)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP GROWTH SERIES
Common Stock....................................    98.1%
Securities Lending Collateral...................    16.0
Repurchase Agreements/Cash Equivalents..........     2.0
Liabilities less other assets...................   (16.1)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP VALUE SERIES
Common Stocks...................................    99.6%
Securities Lending Collateral...................    18.0
Repurchase Agreements/Cash Equivalents..........     0.0*
Liabilities less other assets...................   (17.6)
                                                   -----
                                                   100.0%
                                                   =====
SPECIAL EQUITY SERIES
Common Stocks...................................    97.9%
Securities Lending Collateral...................    20.2
Repurchase Agreements/Cash Equivalents..........     2.7
Short Term US Treasury Securities...............     0.1
Liabilities less other assets...................   (20.9)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP GROWTH SERIES
Common Stocks...................................    98.7%
Securities Lending Collateral...................     9.3
Repurchase Agreements/Cash Equivalents..........     0.4
Liabilities less other assets...................    (8.4)
                                                   -----
                                                   100.0%
                                                   =====
INTERNATIONAL EQUITY SERIES
Common Stocks...................................    97.9%
Securities Lending Collateral...................     7.1
Repurchase Agreements/Cash Equivalents..........     1.4
Rights..........................................     0.0*
Liabilities less other assets...................    (6.4)
                                                   -----
                                                   100.0%
                                                   =====

---------------

* Amount rounds to less than 0.05%.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the Total Return Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Aggressive Equity Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, and the International Equity Portfolio (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

The investment objectives of each Series are as follows:

Money Market -- The Series' goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond -- The Series' goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Intermediate Government Bond -- The Series' goal is to provide as high a level of current income as is consistent with the preservation of capital.

Core Bond -- The Series' goal is to achieve maximum total return.

Total Return Bond -- The Series' goal is to maximize long-term total return.

High Yield Bond -- The Series' goal is to provide a high level of current income.

Balanced -- The Series' goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Value & Income -- The Series' goal is to provide a high level of current income through investment in a broadly diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

Value -- The Series' goal is to provide capital appreciation. Dividend income is a secondary goal.

Growth & Income -- The Series' goal is to provide capital appreciation and current income.

Equity Growth -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Aggressive Equity -- The Series' goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Mid-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

                        DIVERSIFIED INVESTORS PORTFOLIOS

1. ORGANIZATION AND BUSINESS (CONTINUED)

Special Equity -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

International Equity -- The Series' goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION:

Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day at the last sale price. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. When valuations are not readily available, securities will be valued at their fair value as determined by the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, the International Equity Series applies fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Series' investment advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value each day.

     B. REPURCHASE AGREEMENTS:

Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. FOREIGN CURRENCY TRANSLATION:

The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

Each Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series' books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD, SPOT, AND CROSS CURRENCY CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts, spot, and cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward, spot, or cross currency contract fluctuates with changes in forward currency exchange rates. Foreign currency forward, spot, and cross currency contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward, spot, or cross currency contract is extinguished, through delivery or by entering into another offsetting foreign currency forward, spot, or cross currency contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

As of December 31, 2006, the Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series each had outstanding foreign currency forward contracts as listed in Note 10.

     E. WRITTEN OPTIONS:

Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unknown risk of loss. The Series, however, are not subject to credit risk on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

Transactions in options written for the year ended December 31, 2006:

                                         CORE BOND           TOTAL RETURN BOND           BALANCED
                                   ----------------------   --------------------   --------------------
                                   NUMBER OF                NUMBER OF              NUMBER OF
                                   CONTRACTS    PREMIUMS    CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
                                   ----------   ---------   ---------   --------   ---------   --------
Written call options outstanding
  at December 31, 2005...........         172   $  98,503       --      $     --       --      $     --
Call options written.............  34,200,364     405,683      268        69,361      427       107,397
Call options terminated in
  closing purchase
  transactions...................        (536)   (275,046)    (242)      (62,397)    (385)      (96,060)
Call options expired.............          --          --       --            --       --            --
                                   ----------   ---------     ----      --------     ----      --------
Written call options outstanding
  at December 31, 2006...........  34,200,000   $ 229,140       26      $  6,964       42      $ 11,337
                                   ==========   =========     ====      ========     ====      ========
Written put options outstanding
  at December 31, 2005...........         172   $  87,812       --      $     --       --      $     --
Put options written..............  34,200,570     609,700      195        53,322      402       106,866
Put options terminated in closing
  purchase transactions..........        (742)   (324,732)    (144)      (37,890)    (320)      (82,057)
Put options expired..............          --          --       --            --       --            --
                                   ----------   ---------     ----      --------     ----      --------
Written put options outstanding
  at December 31, 2006...........  34,200,000   $ 372,780       51      $ 15,432       82      $ 24,809
                                   ==========   =========     ====      ========     ====      ========

     F. FUTURES CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series' Statement of Assets and Liabilities.

Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series' credit risk is limited to failure of the exchange or board of trade.

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Open futures contracts as of December 31, 2006:

                                                                                           VALUE AS OF    NET UNREALIZED
                        NUMBER OF                                           EXPIRATION     DECEMBER 31,   APPRECIATION/
SERIES                  CONTRACTS                DESCRIPTION                   DATE            2006       (DEPRECIATION)
------                 -----------   -----------------------------------  --------------   ------------   --------------
Core Bond............   1,716 Long   US Long Bond Future                  March 2007       $191,226,750    $(5,122,600)
                        1,278 Long   US Treasury Notes 10 Year Future     March 2007        137,345,063     (1,080,024)
                         812 Short   90 Day Euro Future                   June 2007         192,383,100        822,265
                       1,071 Short   90 Day Euro Future                   September 2007    254,134,913        652,341
                       4,181 Short   US Treasury Note 5 Year Future       March 2007        439,266,313      2,326,393
                                                                                                          --------------
                                                                                                           $(2,401,625)
                                                                                                          ==============
Total Return Bond....      57 Long   90 Day LIBOR Future                  September 2007   $  6,733,838    $    (5,170)
                           45 Long   Euro Bund Future                     March 2007          5,221,350        (51,219)
                           35 Long   US Treasury Note 2 Year Future       March 2007          7,141,094        (18,988)
                          120 Long   US Treasury Note 5 Year Future       March 2007         12,607,500        (46,983)
                           9 Short   US Long Bond Future                  March 2007          1,002,938         15,916
                         149 Short   US Treasury Note 10 Year Future (a)  March 2007         16,012,844        104,739
                                                                                                          --------------
                                                                                                           $    (1,705)
                                                                                                          ==============
Balanced.............      72 Long   90 Day LIBOR Future                  September 2007   $  8,505,900    $    (6,546)
                           57 Long   Euro Bund Future                     March 2007          6,613,710        (64,872)
                            8 Long   S&P 500 Future                       March 2007            571,400          1,184
                           68 Long   US Treasury Note 2 Year Future       March 2007         13,874,125        (36,684)
                           96 Long   US Treasury Note 5 Year Future       March 2007         10,086,000        (35,402)
                          17 Short   US Long Bond Future                  March 2007          1,894,438         30,142
                         193 Short   US Treasury Note 10 Year Future (a)  March 2007         20,741,469        132,949
                                                                                                          --------------
                                                                                                           $    20,771
                                                                                                          ==============
Growth & Income......      42 Long   S&P 500 Future                       March 2007       $  2,999,850    $     8,196
                                                                                                          ==============
Special Equity.......       2 Long   Russell 2000 Future                  March 2007       $    794,900    $     6,023
                                                                                                          ==============

(a) Segregated as collateral for put options written as shown on each respective Series Portfolio of Investments.

The Core Bond Series and Special Equity Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series' portfolio of investments. The Total Return Bond Series has segregated $352,213 of cash, the Balanced Series has segregated $459,080 of cash and has restricted cash of $140,600 as collateral for their respective open future contracts. The Growth & Income Series has restricted cash of $560,000 as collateral for open futures contracts.

     G. SWAPS

The Series, with the exception of the Money Market Series, may engage in various swap transactions, including interest rate, currency exchange rate, equity index and total return swaps, for hedging purposes, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Outstanding swap agreements as of December 31, 2006:

INTEREST RATE SWAPS

CORE BOND

                                                                                 NOTIONAL
                          PAYMENTS MADE BY   PAYMENTS RECEIVED   TERMINATION      AMOUNT        VALUE
SWAP COUNTERPARTY            THE SERIES        BY THE SERIES        DATE          (USD)         (USD)
-----------------         ----------------   -----------------   -----------   ------------   ----------
Citigroup Global
  Markets...............  3 month LIBOR      5.18% semi-annual    09/18/10     $100,000,000   $1,566,000
Citigroup Global
  Markets...............  3 month LIBOR      5.16% semi-annual    11/07/10       66,900,000      131,124
Citigroup Global
  Markets...............  3 month LIBOR      4.95% semi-annual    12/12/11       23,600,000     (152,220)
Wachovia Securities.....  3 month LIBOR      5.20% semi-annual    09/07/11      100,000,000    1,761,000
                                                                                              ----------
                                                                                              $3,305,904
                                                                                              ==========

     H. SHORT SALES:

Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

     I. DOLLAR ROLLS:

Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

     J. FEDERAL INCOME TAXES:

It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     K. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     L. OPERATING EXPENSES:

The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     M. RESTRICTED AND ILLIQUID SECURITIES:

Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

     N. OTHER:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     O. IN-KIND REDEMPTION

During the fiscal year ended December 31, 2006, the Special Equity Series delivered securities (redemption in-kind) in exchange for the redemption of units. The source of the redemption in-kind was three contractholders who were invested in an insurance company separate account established by MONY Life Insurance Company ("Separate Account"). The Separate Account invested all its assets in the Special Equity Series. Collectively, the value of the contractholders' accounts represented 5.91% of the Special Equity Series at the time of the redemption. The financial statements of the Separate Account are not included in these financial statements. Cash and securities were transferred as detailed below:

                                TOTAL VALUE OF CASH
DATE                         AND SECURITIES TRANSFERRED                GAIN ON TRANSFER
----                         --------------------------                ----------------
March 7, 2006                       $80,105,926                          $14,871,899

     P. RECENT ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Series, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective June 30, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Series, and is not in a position at this time to estimate the significance of its impact, if any, on the Series' financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Series' financial statement disclosures.

3. FEES AND TRANSACTIONS WITH AFFILIATES

Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). The Advisor is an indirect, wholly-owned subsidiary of AEGON, a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

TFLIC SUB-ACCOUNT                                             INVESTMENT IN SERIES
-----------------                                             --------------------
Money Market................................................          7.15%
High Quality Bond...........................................          9.67
Intermediate Government Bond................................         26.60
Core Bond...................................................          7.91
High Yield Bond.............................................          6.24
Balanced....................................................         30.12
Value & Income..............................................         19.68
Growth & Income.............................................         21.98
Equity Growth...............................................         15.58
Aggressive Equity...........................................         22.71
Mid-Cap Value...............................................          3.76
Mid-Cap Growth..............................................          0.25
Small-Cap Value.............................................          0.09
Special Equity..............................................         24.55
Small-Cap Growth............................................          0.02
International Equity........................................         11.91

The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For its services, the Advisor receives a fee from each Series, and the Subadvisors receive a fee from the Advisor, at an annual rate equal to the percentages specified in the table below of the portion of the corresponding Series' average daily net assets which they subadvise.

                                                                               ADVISOR   SUBADVISOR
SERIES                                         SERIES SUBADVISOR               FEE (%)    FEE (%)
------                             ------------------------------------------  -------   ----------
Money Market.....................  GE Asset Management, Inc.                    0.25        0.05
High Quality Bond................  Merganser Capital Management, LP             0.35            (2)
Intermediate Government Bond.....  Allegiance Investment Management, LLC        0.35(1)         (3)
Core Bond........................  BlackRock Financial Management, Inc.         0.35            (4)
Total Return Bond................  (5)                                          0.35(1)         (6)
High Yield Bond..................  Eaton Vance Management                       0.55            (7)
Balanced.........................  (8)                                          0.45(1)         (9)
Value & Income...................  (10)                                         0.45            (11)
Value............................  Hotchkis and Wiley Capital Management, LLC   0.50(1)         (12)
Growth & Income..................  (13)                                         0.60            (14)
Equity Growth....................  (15)                                         0.62            (16)
Aggressive Equity................  Turner Investment Partners, Inc.             0.77(1)         (17)
Mid-Cap Value....................  (18)                                         0.67(1)         (19)
Mid-Cap Growth...................  Columbus Circle Investors                    0.72(1)         (20)
Small-Cap Value..................  (21)                                         0.82(1)         (22)
Special Equity...................  (23)                                         0.80            (24)
Small-Cap Growth.................  Perimeter Capital Management                 0.87(1)         (25)
International Equity.............  (26)                                         0.75(1)         (27)

---------------

(1)  The Advisor is currently voluntarily waiving a portion of its fee.

(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $300,000,000.

(3) Allegiance Investment Management, LLC received 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $30,000,000 in average daily net assets, 0.20% on the next $50,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $100,000,000. Effective January 22, 2006 the Intermediate Government Bond Series terminated Stephens Capital Management as subadvisor. For the period January 1, 2006 to January 22, 2006, Stephens Capital Management received 0.10% on all average daily net assets.

(4) 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

(5) The Total Return Bond Series has two subadvisors: Western Asset Management Company and Western Asset Management Company, Ltd. which manages fixed income and foreign fixed income securities, respectively. Net assets are aggregated between Total Return Bond and Balanced.

(6) Western Asset Management Company and Western Asset Management Company, Ltd. received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000.

(7) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $125,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(8) The Balanced Series has three subadvisors: Goldman Sachs Asset Management, LP, Western Asset Management Company and Western Asset Management Company, Ltd. which manage equity, fixed income and foreign fixed income securities, respectively.

(9) Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Western Asset Management Company and Western Asset Management Company, Ltd. received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000. Net assets are aggregated between Total Return Bond and Balanced.

(10) The Value & Income Series has two subadvisors: TCW Investment Management Company and AllianceBernstein LP.

     During the year ended December 31, 2006, the Value & Income Series executed $81,397,109 of purchase transactions and $72,199,335 of sales transactions through Sanford C. Bernstein & Company, LLC, an affiliate of Alliance Capital Management, LP. Commissions paid for such transactions amounted to $160,776.

(11) TCW Investment Management Company received 0.70% on the first $25,000,000 in average daily net assets, 0.50% on the next $75,000,000 in average daily net assets, 0.30% on the next $400,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000. AllianceBernstein LP received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets and 0.13% on all average daily net assets in excess of $1,000,000,000.

(12) 0.75% on the first $15,000,000 in average daily net assets, 0.50% on the next $35,000,000 in average daily net assets, 0.35% on the next $100,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $150,000,000.

(13) The Growth & Income Series has three subadvisors: Ark Asset Management, Inc., Goldman Sachs Asset Management, LP and Aronson + Johnson + Ortiz, LP.

     During the year ended December 31, 2006, the Growth & Income Series executed $68,514,233 of purchase transactions and $75,200,134 of sales transactions through Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $56,801. The Growth & Income Series also executed $17,924,470 of purchase transactions and $10,429,805 of sales transactions through Goldman Sachs Execution and Clearing LP, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $24,326.

(14) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Aronson + Johnson + Ortiz, LP received 0.30% on the first $250,000,000 in average daily net assets, 0.20% on the next $250,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $500,000,000. If assets are less than $100,000,000, then Aronson + Johnson + Ortiz, LP will receive 0.55% on the first $50,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $50,000,000.

(15) The Equity Growth Series has two subadvisors: Ark Asset Management, Inc. and Marsico Capital Management, LLC.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


   During the year ended December 31, 2006, the Equity Growth Series executed $12,515,974 of purchase transactions and $34,543,830 of sales transactions through Bank of America Securities, LLC, an affiliate of Marsico Capital Management, LLC. Commissions paid for such transactions amounted to $53,044.

(16) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Marsico Capital Management, LLC received 0.30% on the first $1,000,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $1,000,000,000. If assets are greater than $2,000,000,000, then Marsico Capital Management, LLC will receive 0.27% on all average daily net assets.

(17) 0.35% on the first $100,000,000 in average daily net assets, 0.30% on the next $200,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $500,000,000.

(18) The Mid-Cap Value Series has three subadvisors: LSV Asset Management, Cramer, Rosenthal, McGlynn, LLC, and RiverSource Investments, LLC.

(19) Cramer Rosenthal McGlynn, LLC received 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. LSV Asset Management received 0.50% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets, and 0.33% on all average daily net assets in excess of $800,000,000. In determining the basis point fee applicable to the Series, the combined average daily net assets of the Series and the portion of the International Equity Series managed by LSV Asset Management were applied to the fee schedule. For the period October 2, 2006 to December 31, 2006, RiverSource Investments, LLC received 0.425% on the first $250,000,000 in average daily net assets, 0.40% on the next $250,000,000 in average daily net assets, and 0.375% on all average daily net assets in excess of $500,000,000.

(20) 0.40% on the first $135,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $135,000,000.

(21) The Small-Cap Value Series has two subadvisors: EARNEST Partners, LLC and Mesirow Financial Investment Management, Inc.

(22) EARNEST Partners, LLC received 0.50% on all average daily net assets. For the period October 2, 2006 to December 31, 2006, Mesirow Financial Investment Management, Inc. received 0.75% on the first $50,000,000 of average daily net assets and 0.45% on all average daily net assets in excess of $50,000,000.

(23) The Special Equity Series has five subadvisors: EARNEST Partners, LLC, Wellington Management Company, LLP, RS Investment Management Co., LLC, Mazama Capital Management, LLC, and INVESCO Institutional (NA), Inc. ("INVESCO").

(24) Wellington Management Company, LLP received 0.45% on the first $200,000,000 of average daily net assets and 0.375% on average daily net assets in excess of $200,000,000. EARNEST Partners, LLC received 0.50% of average daily net assets. RS Investment Management, Co. LLC received 0.50% on the first $100,000,000 in average daily net assets and 0.40% on all average daily net assets in excess of $100,000,000. For the portion of the portfolio invested in accordance with a small-cap core strategy, INVESCO received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. For the period May 23, 2006 to December 31, 2006, for the portion of the portfolio invested in accordance with a small-cap value

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

   strategy, INVESCO received 0.41% on the first $100,000,000 in average daily net assets, 0.34% on the next $100,000,000 in average daily net assets, 0.22% on the next $100,000,000 and 0.20% on all average daily net assets in excess of $300,000,000. Mazama Capital Management, LLC received 0.55% of average daily net assets.

(25) Perimeter Capital Management received 0.80% on the first $10,000,000 in average daily net assets, 0.64% on the next $40,000,000 in average daily net assets, and 0.48% on all average daily net assets in excess of $50,000,000. Effective July 24, 2006 the Small-Cap Growth Series terminated Trusco Capital Management, Inc. as subadvisor. For the period January 1, 2006 to July 24, 2006, Trusco Capital Management, Inc. received the same fee schedule listed above.

(26) The International Equity Series has two subadvisors: LSV Asset Management and Wellington Management Company, LLP.

(27) LSV Asset Management received 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.37% on the next $400,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets and 0.33% on all average daily net assets in excess of $800,000,000. Wellington Management Company, LLP received 0.375% on the first $400,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets and 0.325% on all average daily net assets in excess of $1,000,000,000.

For the year ended December 31, 2006, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

SERIES                                                             EXPENSE CAP
------                                                        ----------------------
Money Market................................................  30 basis points (b.p.)
High Quality Bond...........................................         40 b.p.
Intermediate Government Bond................................         40 b.p.
Core Bond...................................................         40 b.p.
Total Return Bond...........................................         40 b.p.
High Yield Bond.............................................         60 b.p.
Balanced....................................................         50 b.p.
Value & Income..............................................         50 b.p.
Value.......................................................         55 b.p.
Growth & Income.............................................         65 b.p.
Equity Growth...............................................         65 b.p.
Aggressive Equity...........................................         80 b.p.
Mid-Cap Value...............................................         70 b.p.
Mid-Cap Growth..............................................         75 b.p.
Small-Cap Value.............................................         85 b.p.
Special Equity..............................................         85 b.p.
Small-Cap Growth............................................         90 b.p.
International Equity........................................         90 b.p.

Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2006 amounted to $249,276.

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING

Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short term investments purchased with cash collateral received.

At December 31, 2006, the Series loaned securities having market values as follows:

                                                                             CASH COLLATERAL
SERIES                                                        MARKET VALUE      RECEIVED
------                                                        ------------   ---------------
High Quality Bond...........................................  $  8,245,280    $  8,411,400
Intermediate Government Bond................................    28,660,668      29,452,986
Core Bond...................................................       937,548         958,807
Total Return Bond...........................................     4,175,549       4,274,335
Balanced....................................................     8,147,993       8,381,259
Value & Income..............................................   178,352,319     186,521,888
Value.......................................................    14,752,499      15,388,046
Growth & Income.............................................    65,940,916      67,965,319
Equity Growth...............................................   153,603,563     158,227,226
Aggressive Equity...........................................    46,847,850      48,209,289
Mid-Cap Value...............................................   114,577,775     118,672,540
Mid-Cap Growth..............................................    48,290,937      49,693,823
Small-Cap Value.............................................    40,731,141      42,425,935
Special Equity..............................................   236,102,650     245,040,504
Small-Cap Growth............................................    13,716,685      14,398,521
International Equity........................................   142,317,183     149,080,031

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                                       149

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING (CONTINUED)

Each Series has invested the cash collateral received from securities loaned in the following short term securities:

                                       HIGH      INTERMEDIATE
                                     QUALITY      GOVERNMENT      CORE     TOTAL RETURN                  VALUE &
                                       BOND          BOND         BOND         BOND        BALANCED       INCOME         VALUE
                                    ----------   ------------   --------   ------------   ----------   ------------   -----------
Abbey National PLC, Time Deposit,
 5.28%, 01/05/07..................  $  364,379   $ 1,275,892    $ 41,534    $  185,163    $  363,074   $  8,080,064   $   666,606
Bank of America, Floating Rate
 Note, 5.31%(1), 03/08/07.........     364,379     1,275,892      41,534       185,163       363,074      8,080,064       666,606
Bank of America, Floating Rate
 Note, 5.31%(1), 07/10/07.........     437,256     1,531,072      49,842       222,195       435,688      9,696,077       799,926
Bank of Nova Scotia, Time Deposit,
 5.29%, 01/30/07..................     109,314       382,768      12,461        55,549       108,922      2,424,019       199,981
Bank of Nova Scotia, Time Deposit,
 5.30%, 02/27/07..................     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Bank of the West (The), Time
 Deposit, 5.29%, 01/17/07.........     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Barclays, Time Deposit, 5.30%,
 01/02/07.........................     291,503     1,020,715      33,228       148,130       290,459      6,464,052       533,284
Barclays, Time Deposit, 5.32%,
 02/13/07.........................     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Calyon, Time Deposit, 5.30%,
 02/05/07.........................     109,314       382,768      12,461        55,549       108,922      2,424,019       199,981
Canadian Imperial Bank of
 Commerce, Time Deposit, 5.31%,
 01/29/07.........................     291,503     1,020,715      33,228       148,130       290,459      6,464,052       533,284
Citigroup, Time Deposit, 5.31%,
 03/05/07.........................     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Citigroup, Time Deposit, 5.31%,
 03/16/07.........................     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Commonwealth Bank of Australia,
 Commercial Paper, 5.29%,
 01/08/07.........................     361,499     1,265,807      41,207       183,699       360,204      8,016,192       661,335
Credit Suisse First Boston Corp.,
 Time Deposit, 5.30%, 01/05/07....     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Credit Suisse First Boston Corp.,
 Time Deposit, 5.30%, 01/12/07....     218,627       765,536      24,921       111,099       217,844      4,848,038       399,963
Dexia Group, Time Deposit, 5.29%,
 01/16/07.........................     145,752       510,357      16,614        74,065       145,229      3,232,026       266,643
First Tennessee National Corp.,
 Time Deposit, 5.29%, 01/18/07....     335,229     1,173,821      38,212       170,350       334,027      7,433,659       613,276
Fortis Bank, Time Deposit, 5.30%,
 01/02/07.........................     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Fortis Bank, Time Deposit, 5.32%,
 01/03/07.........................     109,314       382,768      12,461        55,549       108,922      2,424,019       199,981
HBOS Halifax Bank of Scotland,
 Time Deposit, 5.30%, 01/08/07....     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
HBOS Halifax Bank of Scotland,
 Time Deposit, 5.30%, 01/25/07....     109,314       382,768      12,461        55,549       108,922      2,424,019       199,981
HBOS Halifax Bank of Scotland,
 Time Deposit, 5.31%, 03/14/07....     291,503     1,020,715      33,228       148,130       290,459      6,464,052       533,284
Lloyds TSB Bank, Time Deposit,
 5.30%, 02/26/07..................     218,627       765,536      24,921       111,099       217,844      4,848,038       399,963
Merrimac Cash Fund-Premium Class,
 5.11%, 01/02/07..................     240,490       842,090      27,413       122,207       239,629      5,332,843       439,959
Rabobank Nederland, Time Deposit,
 5.25%, 01/02/07..................     145,752       510,357      16,614        74,065       145,229      3,232,026       266,643
Rabobank Nederland, Time Deposit,
 5.30%, 03/05/07..................     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Royal Bank of Canada, Time
 Deposit, 5.31%, 02/14/07.........     291,503     1,020,715      33,228       148,130       290,459      6,464,052       533,284
Royal Bank of Canada, Time
 Deposit, 5.31%, 02/15/07.........     364,379     1,275,892      41,534       185,163       363,074      8,080,064       666,606
Royal Bank of Scotland, Time
 Deposit, 5.28%, 01/11/07.........     182,189       637,947      20,768        92,581       181,536      4,040,032       333,302
Royal Bank of Scotland, Time
 Deposit, 5.31%, 01/11/07.........     218,627       765,536      24,921       111,099       217,844      4,848,038       399,963
Royal Bank of Scotland, Time
 Deposit, 5.29%, 01/16/07.........     109,314       382,768      12,461        55,549       108,922      2,424,019       199,981
Royal Bank of Scotland, Time
 Deposit, 5.29%, 02/09/07.........     109,314       382,768      12,461        55,549       108,922      2,424,019       199,981
Societe Generale, Time Deposit,
 5.31%, 01/02/07..................     327,941     1,148,304      37,382       166,646       326,767      7,272,057       599,944
Societe Generale, Time Deposit,
 5.27%, 01/19/07..................     291,503     1,020,715      33,228       148,130       290,459      6,464,052       533,284
Svenska Handlesbanken, Time
 Deposit, 5.25%, 01/02/07.........       4,414        15,456         502         2,243         4,399         97,879         8,075
UBS AG, Time Deposit, 5.29%,
 01/02/07.........................     145,752       510,357      16,614        74,065       145,229      3,232,026       266,643
UBS AG, Time Deposit, 5.30%,
 01/04/07.........................     437,256     1,531,071      49,842       222,195       435,688      9,696,077       799,926
UBS AG, Time Deposit, 5.30%,
 01/05/07.........................     145,752       510,357      16,614        74,065       145,229      3,232,026       266,643
                                    ----------   -----------    --------    ----------    ----------   ------------   -----------
                                    $8,411,400   $29,452,986    $958,807    $4,274,335    $8,381,259   $186,521,888   $15,388,046
                                    ==========   ===========    ========    ==========    ==========   ============   ===========

Information pertaining to the investment of the cash collateral is shown on each Series' Portfolio of Investments.
---------------

(1) Variable Rate Security. The rate shown was in effect at December 31, 2006.

           GROWTH &        EQUITY      AGGRESSIVE      MID-CAP        MID-CAP      SMALL-CAP      SPECIAL       SMALL-CAP
            INCOME         GROWTH        EQUITY         VALUE         GROWTH         VALUE         EQUITY        GROWTH
          -----------   ------------   -----------   ------------   -----------   -----------   ------------   -----------
          $ 2,944,235   $  6,854,349   $ 2,088,410   $  5,140,853   $ 2,152,719   $ 1,837,878   $ 10,615,072   $   623,739
            2,944,235      6,854,349     2,088,410      5,140,853     2,152,719     1,837,878     10,615,072       623,739
            3,533,081      8,225,219     2,506,092      6,169,024     2,583,262     2,205,452     12,738,085       748,487
              883,270      2,056,304       626,523      1,542,256       645,816       551,363      3,184,521       187,122
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            2,355,387      5,483,479     1,670,728      4,112,683     1,722,175     1,470,301      8,492,056       498,991
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
              883,270      2,056,304       626,523      1,542,256       645,816       551,363      3,184,521       187,122
            2,355,387      5,483,479     1,670,728      4,112,683     1,722,175     1,470,301      8,492,056       498,991
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            2,920,960      6,800,166     2,071,901      5,100,215     2,135,702     1,823,349     10,531,158       618,808
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            1,766,541      4,112,610     1,253,046      3,084,512     1,291,632     1,102,726      6,369,042       374,243
            1,177,694      2,741,740       835,364      2,056,342       861,088       735,152      4,246,029       249,496
            2,708,696      6,306,001     1,921,337      4,729,585     1,980,502     1,690,847      9,765,865       573,840
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
              883,270      2,056,304       626,523      1,542,256       645,816       551,363      3,184,521       187,122
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
              883,270      2,056,304       626,523      1,542,256       645,816       551,363      3,184,521       187,122
            2,355,387      5,483,479     1,670,728      4,112,683     1,722,175     1,470,301      8,492,056       498,991
            1,766,541      4,112,610     1,253,046      3,084,512     1,291,632     1,102,726      6,369,042       374,243
            1,943,195      4,523,870     1,378,351      3,392,964     1,420,795     1,212,999      7,005,946       411,668
            1,177,694      2,741,740       835,363      2,056,342       861,088       735,152      4,246,029       249,497
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            2,355,387      5,483,479     1,670,728      4,112,683     1,722,175     1,470,301      8,492,056       498,991
            2,944,235      6,854,349     2,088,410      5,140,853     2,152,719     1,837,878     10,615,072       623,739
            1,472,117      3,427,175     1,044,205      2,570,427     1,076,360       918,938      5,307,535       311,869
            1,766,541      4,112,610     1,253,046      3,084,512     1,291,632     1,102,726      6,369,042       374,243
              883,270      2,056,304       626,523      1,542,256       645,816       551,363      3,184,521       187,122
              883,270      2,056,304       626,523      1,542,256       645,816       551,363      3,184,521       187,122
            2,649,811      6,168,914     1,879,569      4,626,768     1,937,447     1,654,089      9,553,563       561,365
            2,355,387      5,483,479     1,670,728      4,112,683     1,722,175     1,470,301      8,492,056       498,991
               35,666         83,031        25,298         62,276        26,077        22,264        128,588         7,556
            1,177,694      2,741,740       835,363      2,056,342       861,088       735,152      4,246,029       249,497
            3,533,081      8,225,219     2,506,092      6,169,024     2,583,262     2,205,452     12,738,085       748,487
            1,177,694      2,741,740       835,363      2,056,342       861,088       735,152      4,246,029       249,497
          -----------   ------------   -----------   ------------   -----------   -----------   ------------   -----------
          $67,965,319   $158,227,226   $48,209,289   $118,672,540   $49,693,823   $42,425,935   $245,040,504   $14,398,521
          ===========   ============   ===========   ============   ===========   ===========   ============   ===========

           INTERNATIONAL
              EQUITY
           -------------
           $  6,458,095
              6,458,095
              7,749,715
              1,937,428
              3,229,048
              3,229,048
              5,166,476
              3,229,048
              1,937,428
              5,166,477
              3,229,048
              3,229,048
              6,407,044
              3,229,048
              3,874,858
              2,583,240
              5,941,448
              3,229,048
              1,937,428
              3,229,048
              1,937,428
              5,166,477
              3,874,858
              4,262,343
              2,583,240
              3,229,048
              5,166,476
              6,458,095
              3,229,048
              3,874,858
              1,937,428
              1,937,428
              5,812,286
              5,166,476
                 78,231
              2,583,240
              7,749,715
              2,583,240
           ------------
           $149,080,031
           ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

5.  PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2006 were as follows:

                                                                     COST OF          PROCEEDS
SERIES                                                              PURCHASES        FROM SALES
------                                                           ---------------   ---------------
High Quality Bond...................  US Government Obligations  $    89,809,478   $    97,753,605
                                      Other
                                                                     409,631,851       341,214,599
Intermediate Government Bond........  US Government Obligations      855,678,815       891,486,813
                                      Other
                                                                      27,388,864        51,570,747
Core Bond...........................  US Government Obligations   10,620,693,671    10,768,427,933
                                      Other
                                                                     706,662,057       460,979,391
Total Return Bond...................  US Government Obligations      471,566,859       434,922,870
                                      Other
                                                                      43,858,510        15,779,633
High Yield Bond.....................  Other                          395,886,276       399,943,292
Balanced............................  US Government Obligations      800,452,734       790,750,198
                                      Other
                                                                     140,335,248       201,117,890
Value & Income......................  Other                          982,039,339     1,034,280,364
Value...............................  Other                           92,660,391        39,617,703
Growth & Income.....................  Other                          838,188,264       988,115,002
Equity Growth.......................  Other                        2,076,008,340     2,249,025,763
Aggressive Equity...................  Other                          550,985,741       574,925,341
Mid-Cap Value.......................  Other                          784,847,234       605,054,203
Mid-Cap Growth......................  Other                          471,868,733       449,598,988
Small-Cap Value.....................  Other                          245,248,093       238,432,009
Special Equity......................  Other                        1,060,582,599     1,283,915,589
Small-Cap Growth....................  Other                          269,771,031       256,014,697
International Equity................  Other                        1,508,957,814     1,551,967,256

6. LEGAL AND REGULATORY MATTERS

On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J. P. Morgan Securities, Inc. et al. The Complaint names as defendants the Intermediate Government Bond Portfolio and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Intermediate Government Bond Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546 (e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Discovery is underway. Depositions began in September 2006 and are scheduled to conclude in October 2007. The Subject Portfolios and their counsel have reviewed the

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. LEGAL AND REGULATORY MATTERS (CONTINUED)

Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss period.

Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Series and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisor, Inc. ("DIA").

On February 18, 2005, DISC was notified by NASD Staff that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. the settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Portfolio for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing. The restitution payment of $949,011 referred to above was made on February 14, 2006.

DISC and DIA have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request. Although it is not anticipated that these developments will have an adverse effect on the Series Portfolio, there can be no assurance at this time.

7. PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the Series Portfolio's proxy voting policies and procedures is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com (Click on the icon for Participants, then click on Fund Information, choose Investment Funds, click on a Fund, then click on the Fund Information tab) or (iii) on the SEC's website at www.sec.gov. In addition, the Series Portfolio is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Series Portfolio's filing for the twelve months ended June 30, 2006, is available without charge, upon request.

8. QUARTERLY PORTFOLIOS (UNAUDITED)

The Series Portfolio will file its portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Series Portfolio's Form N-Q is available on the SEC's website at www.sec.gov. The Series Portfolio's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.

                        DIVERSIFIED INVESTORS PORTFOLIOS

9. CONCENTRATIONS AND INDEMNIFICATIONS

Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

As of December 31, 2006, the Aggressive Equity Series and Mid-Cap Growth Series invested approximately 11.38% and 10.55%, respectively, of its portfolio in issuers outside the United States.

As of December 31, 2006, substantially all of the International Equity Series' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of December 31, 2006, the International Equity Series invested approximately 19.47% and 19.48%, respectively, of its portfolio in issuers in Japan and United Kingdom, respectively.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enters into various types of debt obligations including private placements, swaps, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

10. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS

At December 31, 2006, the Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series had entered into foreign currency forward, spot and cross currency contracts which contractually obligate each portfolio to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                       NET UNREALIZED
                                  FOREIGN     IN EXCHANGE   SETTLEMENT      VALUE      APPRECIATION/
                                 CURRENCY         FOR          DATE      AT 12/31/06   (DEPRECIATION)
                                -----------   -----------   ----------   -----------   --------------
CORE BOND
PURCHASE CONTRACTS:
Euro..........................   15,710,000   $20,150,573    01/10/07    $20,744,751    $   594,178
New Zealand Dollar............    5,812,792     4,003,561    01/10/07      4,093,942         90,381
                                                                                        -----------
TOTAL.........................                                                          $   684,559
                                                                                        ===========
SALE CONTRACTS:
Euro..........................   15,710,000   $20,212,800    01/10/07    $20,744,751    $  (531,951)
New Zealand Dollar............   11,358,753     7,463,030    01/10/07      7,999,955       (536,925)
                                                                                        -----------
TOTAL.........................                                                          $(1,068,876)
                                                                                        ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

10. FOREIGN CURRENCY FORWARD, SPOT AND CROSS CURRENCY CONTRACTS (CONTINUED)


                                                                                       NET UNREALIZED
                                  FOREIGN     IN EXCHANGE   SETTLEMENT      VALUE      APPRECIATION/
                                 CURRENCY         FOR          DATE      AT 12/31/06   (DEPRECIATION)
                                -----------   -----------   ----------   -----------   --------------
TOTAL RETURN BOND
PURCHASE CONTRACTS:
Canadian Dollar...............      153,287   $   136,014    02/07/07    $   131,586    $    (4,428)
Euro..........................      770,000       990,389    02/07/07      1,018,093         27,704
Japanese Yen..................  110,028,000       933,049    02/07/07        928,672         (4,377)
                                                                                        -----------
TOTAL.........................                                                          $    18,899
                                                                                        ===========
SALE CONTRACTS:
Canadian Dollar...............      445,069   $   395,285    02/07/07    $   382,059    $    13,226
Euro..........................      302,634       381,464    02/07/07        400,143        (18,679)
                                                                                        -----------
TOTAL.........................                                                          $    (5,453)
                                                                                        ===========
BALANCED
PURCHASE CONTRACTS:
Euro..........................    1,200,000   $ 1,543,464    02/07/07    $ 1,586,639    $    43,175
Japanese Yen..................  179,574,000     1,522,807    02/07/07      1,515,663         (7,144)
                                                                                        -----------
TOTAL.........................                                                          $    36,031
                                                                                        ===========
SALE CONTRACTS:
Canadian Dollar...............      530,717   $   471,353    02/07/07    $   455,582    $    15,771
Euro..........................      514,478       648,490    02/07/07        680,243        (31,753)
                                                                                        -----------
TOTAL.........................                                                          $   (15,982)
                                                                                        ===========
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Australian Dollar.............        3,922   $     3,089    01/03/07    $     3,095    $         6
Euro..........................       21,617        28,528    01/04/07         28,536              8
Japanese Yen..................    1,131,540         9,502    01/04/07          9,508              6
Japanese Yen..................   15,127,670       127,129    01/09/07        127,186             57
                                                                                        -----------
                                                                                        $        77
                                                                                        ===========
SALE CONTRACTS:
Australian Dollar.............      313,159   $   247,079    01/03/07    $   247,192    $      (113)
Euro..........................    1,556,527     2,043,610    01/02/07      2,054,693        (11,083)
Euro..........................    1,608,058     2,116,462    01/03/07      2,122,717         (6,255)
Great British Pounds..........      445,060       870,551    01/02/07        871,428           (877)
Great British Pounds..........      585,033     1,148,887    01/03/07      1,145,494          3,393
Great British Pounds..........      460,993       902,353    01/04/07        902,631           (278)
Hong Kong Dollars.............    4,036,068       519,322    01/02/07        518,888            434
Japanese Yen..................  316,962,299     2,671,113    01/05/07      2,663,437          7,676
                                                                                        -----------
TOTAL.........................                                                          $    (7,103)
                                                                                        ===========

                                                                                               NET UNREALIZED
                                                                 PURCHASE          SALE        APPRECIATION/
                                             SETTLEMENT DATE   CURRENT VALUE   CURRENT VALUE   (DEPRECIATION)
                                             ---------------   -------------   -------------   --------------
FOREIGN CROSS CURRENCY CONTRACTS:
PURCHASE/SALE
Japanese Yen/Swiss Franc...................     01/05/07         $498,486        $500,117         $(1,631)
                                                                                                  =======

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS

                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                  NET ASSETS,
        YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO        END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER          YEAR        RETURN
       -------         --------   ---------------   ----------   ---------------   ---------    --------------   ------
MONEY MARKET
12/31/2006               0.28%         0.28%           4.77%          4.77%            N/A      $  925,940,609    4.86%
12/31/2005               0.28          0.28            2.97           2.97             N/A         765,777,258    3.00
12/31/2004               0.28          0.28            1.17           1.17             N/A         809,352,385    1.17
12/31/2003               0.28          0.28            1.11           1.11             N/A         799,572,598    1.11
12/31/2002               0.28          0.28            1.70           1.70             N/A         864,772,946    1.72

HIGH QUALITY BOND
12/31/2006               0.38          0.38            4.03           4.03              55%        817,623,186    4.38
12/31/2005               0.39          0.39            3.25           3.25              58         788,399,166    1.95
12/31/2004               0.38          0.38            2.96           2.96              48         690,594,378    1.48
12/31/2003               0.38          0.38            3.19           3.19              50         622,748,334    2.34
12/31/2002               0.38          0.38            4.36           4.36              54         439,015,018    6.21

INTERMEDIATE GOVERNMENT BOND
12/31/2006               0.41          0.40            4.49           4.50             525         150,681,168    3.48
12/31/2005               0.40          0.40            3.45           3.45             756         261,106,523    1.34
12/31/2004               0.42          0.40            2.46           2.48             554         256,502,651    1.59
12/31/2003               0.38          0.38            2.91           2.91             392         265,519,988    1.60
12/31/2002               0.39          0.39            3.93           3.93             134         358,005,390    8.31

CORE BOND
12/31/2006               0.38          0.38            4.50           4.50             487(a)    2,077,821,449    4.17
12/31/2005               0.39          0.39            3.99           3.99           1,003(a)    2,052,893,035    2.38
12/31/2004               0.39          0.39            3.62           3.62             885(a)    1,655,367,885    4.65
12/31/2003               0.39          0.39            3.52           3.52             922(a)    1,468,787,007    4.64
12/31/2002               0.39          0.39            4.85           4.85             462         999,624,604    9.24

TOTAL RETURN BOND
12/31/2006               0.50          0.40            4.64           4.74             470(a)      120,636,427    4.96
12/31/2005(1)            0.55*         0.40*           3.93*          4.08*            327(a)       70,072,859    2.35

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                   NET ASSETS,
        YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO         END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER           YEAR        RETURN
       -------         --------   ---------------   ----------   ---------------   ---------     --------------   ------
HIGH YIELD BOND
12/31/2006               0.59%         0.59%           7.86%          7.86%            93%       $  502,330,056    11.99%
12/31/2005               0.60          0.60            7.74           7.74             68           416,027,255     3.34
12/31/2004               0.60          0.60            8.06           8.06             80           351,772,536    10.32
12/31/2003               0.61          0.60            9.07           9.08            136           282,700,774    27.91
12/31/2002               0.61          0.60            9.15           9.16             95           208,085,535     2.19
BALANCED
12/31/2006               0.53          0.50            2.69           2.72            224(a)        381,648,801    11.74
12/31/2005               0.54          0.50            2.21           2.25            367(a)        410,747,655     5.59
12/31/2004               0.52          0.50            2.19           2.21            338(a)        419,726,689     8.31
12/31/2003               0.51          0.50            2.15           2.16            377(a)        434,085,832    17.69
12/31/2002               0.52          0.50            2.63           2.65            289           375,745,612   (10.01)
VALUE & INCOME
12/31/2006               0.48          0.48            1.47           1.47             31         3,538,943,726    20.68
12/31/2005               0.48          0.48            1.38           1.38             89         3,018,060,297     6.88
12/31/2004               0.48          0.48            1.79           1.79             44         2,705,463,322    12.91
12/31/2003               0.47          0.47            1.91           1.91             70         2,198,085,735    26.52
12/31/2002               0.48          0.48            1.97           1.97             31         1,553,159,805   (15.25)
VALUE
12/31/2006               0.71          0.55            1.26           1.42             74           101,282,906    15.44
12/31/2005(1)            1.18*         0.55*           1.15*          1.78*            21            35,138,512     9.47
GROWTH & INCOME
12/31/2006               0.63          0.63            1.11           1.11             73         1,159,020,245    11.77
12/31/2005               0.64          0.64            0.96           0.96             79         1,178,758,869     7.12
12/31/2004               0.64          0.64            1.22           1.22            184         1,135,948,434    10.79
12/31/2003               0.63          0.63            1.02           1.02            100         1,063,389,332    24.16
12/31/2002               0.66          0.65            0.77           0.78            115           799,621,503   (22.57)

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
        YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER         YEAR        RETURN
       -------         --------   ---------------   ----------   ---------------   ---------   --------------   ------
EQUITY GROWTH
12/31/2006               0.64%         0.64%           0.43%           0.43%           84%     $2,526,917,456     4.12%
12/31/2005               0.65          0.65            0.34            0.34            76       2,587,382,061     7.18
12/31/2004               0.65          0.65            0.68            0.68           129       2,290,559,947     7.75
12/31/2003               0.65          0.65            0.34            0.34            61       1,975,636,700    26.48
12/31/2002               0.65          0.65            0.22            0.22            75       1,146,889,083   (23.60)
AGGRESSIVE EQUITY
12/31/2006               0.81          0.80           (0.18)          (0.17)          147         382,667,908     6.46
12/31/2005               0.81          0.80           (0.15)          (0.14)          187         382,129,060     8.20
12/31/2004               0.95          0.94           (0.49)          (0.48)          252         397,726,867    12.14
12/31/2003               1.01          1.00           (0.61)          (0.60)          165         371,333,010    28.12
12/31/2002               1.01          1.00           (0.60)          (0.59)           87         312,299,599   (26.56)
MID-CAP VALUE
12/31/2006               0.71          0.70            1.16            1.17            80         936,974,205    18.33
12/31/2005               0.72          0.70            1.26            1.28           112         641,531,538     9.77
12/31/2004               0.71          0.70            0.78            0.79           147         414,710,679    25.47
12/31/2003               0.75          0.70            0.51            0.56           156         216,193,119    41.63
12/31/2002               1.02          0.70            0.20            0.52           156          47,629,380   (15.09)
MID-CAP GROWTH
12/31/2006               0.75          0.75           (0.31)          (0.31)          151         309,909,061     2.17
12/31/2005               0.76          0.75           (0.39)          (0.38)          142         282,950,442    13.42
12/31/2004               0.79          0.75           (0.33)          (0.29)          223         210,100,872    15.38
12/31/2003               0.81          0.75           (0.37)          (0.31)          100         165,747,874    26.91
12/31/2002               0.96          0.75           (0.62)          (0.41)          138          44,270,757   (25.29)

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
        YEAR             NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER         YEAR        RETURN
       -------         --------   ---------------   ----------   ---------------   ---------   --------------   ------
SMALL-CAP VALUE
12/31/2006               0.87%         0.85%           0.25%           0.27%          105%     $  236,316,718     9.64%
12/31/2005               0.88          0.85            0.07            0.10           143         218,749,221    (4.70)
12/31/2004               0.89          0.85            0.27            0.31            42         172,735,949    21.75
12/31/2003               0.94          0.85            1.19            1.28            40         100,887,458    41.10
12/31/2002(2)            1.39*         0.85*          (0.17)*          0.37*           26          17,920,226   (21.90)
SPECIAL EQUITY
12/31/2006               0.85          0.85            0.29            0.29            86       1,211,556,459    11.77
12/31/2005               0.85          0.85            0.09            0.09            92       1,296,671,909    10.53
12/31/2004               0.84          0.84            0.15            0.15           103       1,227,530,742    12.63
12/31/2003               0.85          0.85           (0.02)          (0.02)          103       1,270,601,125    43.96
12/31/2002               0.84          0.84            0.05            0.05           109       1,005,958,858   (24.33)
SMALL-CAP GROWTH
12/31/2006               1.04          0.90           (0.43)          (0.29)          173         155,003,004     8.71
12/31/2005               0.98          0.90           (0.49)          (0.41)          183         132,903,534     0.55
12/31/2004               0.97          0.90           (0.58)          (0.51)           84         108,429,152    11.94
12/31/2003               1.02          0.90           (0.29)          (0.17)           81          83,589,643    39.31
12/31/2002(2)            1.48*         0.90*          (1.03)*         (0.45)*          68          16,521,455   (15.98)
INTERNATIONAL EQUITY
12/31/2006               0.87          0.87            1.78            1.78            81       2,101,152,473    27.31
12/31/2005               0.88          0.88            2.03            2.03            94       1,721,786,149    11.20
12/31/2004               0.87          0.87            1.85            1.85           171       1,401,617,944    19.66
12/31/2003               0.86          0.86            1.11            1.11            23       1,049,033,896    33.52
12/31/2002               0.87          0.87            0.83            0.83            25         656,888,348   (16.90)

---------------

(a) Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2I.

*   Annualized.

(1) Commencement of Operations, May 6, 2005.

(2) Commencement of Operations, April 15, 2002.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Total Return Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Aggressive Equity Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Small-Cap Value Portfolio, Special Equity Portfolio, Small-Cap Growth Portfolio and International Equity Portfolio (constituting the Diversified Investors Portfolios, hereafter referred to as the "Portfolios") at December 31, 2006, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 27, 2007

                        DIVERSIFIED INVESTORS PORTFOLIOS
                   APPROVAL OF INVESTMENT ADVISORY CONTRACTS

                               DECEMBER 31, 2006
                                  (UNAUDITED)

Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios (each, a "Portfolio") pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with Diversified Investors Portfolios. For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each, a "Subadvisory Agreement") with one or more Subadvisers.

A discussion of the Board's considerations and determinations with respect to the continuation of existing Diversified Advisory Agreements and Subadvisory Agreements and the approval of new Subadvisory Agreements during the six-month period ended June 30, 2006 is included in the Funds' Semi-Annual Report for such period.

Additionally, five new Subadvisory Agreements were approved during the six-month period ended December 31, 2006.

CORE BOND PORTFOLIO. BlackRock Advisors, Inc. ("BlackRock Advisors"), a Delaware corporation, became subadviser for the Core Bond Portfolio on December 3, 2001. On September 29, 2006, BlackRock, Inc. ("BlackRock"), the owner of 100% of the beneficial interest in the Core Bond Portfolio's subadviser at that time, BlackRock Advisors, acquired Merrill Lynch Investment Managers ("MLIM") in exchange for giving Merrill Lynch & Co., Inc. ("Merrill Lynch") a 49.8% interest in the combined company. This transaction constituted an "assignment" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which resulted in the termination of the subadvisory agreement with BlackRock Advisors (the "Original BlackRock Subadvisory Agreement"). As part of the transaction, BlackRock Advisors transferred a number of its sub-advisory agreements to BlackRock Financial Management, Inc. ("BlackRock Financial Management"), including the Original BlackRock Subadvisory Agreement.

The Board met on August 22, 2006, prior to the close of the transaction, and approved a new subadvisory agreement with BlackRock Financial Management (the "New BlackRock Subadvisory Agreement"), which took effect upon the closing of the transaction. At the meeting, the Board of Trustees received presentations from Diversified and representatives of BlackRock Financial Management. Discussed below are some of the material factors considered by the Board.

The Board considered information with respect to BlackRock Financial Management, the rationale, structure and results of the proposed transaction between BlackRock and MLIM and whether the New BlackRock Subadvisory Agreement was in the best interests of the Core Bond Portfolio and its holders of beneficial interests. The Board noted that the combination of BlackRock and MLIM is expected to achieve scale in multiple products and markets, and result in a combined company with assets of approximately $1 trillion. The Board considered BlackRock's investment philosophy of emphasizing relative value, with value added primarily through sector and sub-sector rotation and security selection and portfolio duration controlled within a narrow band. The Board also considered the competitive performance of BlackRock against its benchmark and noted that the proposed transaction between BlackRock and MLIM is anticipated to result in the incorporation of each side's strengths.

The Board considered that the Portfolio's portfolio management team was not expected to change as a result of the proposed transaction. The Board also noted that, other than the effective and termination dates and the identity of the BlackRock-affiliated subadviser, the New BlackRock Subadvisory Agreement was identical to the Original BlackRock Subadvisory Agreement, which the Board had recently approved. In their deliberations, the Board also considered information that had been received by the Board in connection with the Board's most recent approval of the Original BlackRock Subadvisory Agreement, in addition to information provided in connection with the Board's evaluation of the terms and conditions of the New BlackRock Subadvisory Agreement.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                  (UNAUDITED)

Based upon its review and the representations made to it, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to the New Subadvisory Agreement (the "Independent Trustees"), concluded that (a) the terms of the New BlackRock Subadvisory Agreement are reasonable, fair and in the best interests of the Core Bond Portfolio and its holders of beneficial interests, and (b) the fee provided in the New BlackRock Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the New BlackRock Subadvisory Agreement with BlackRock Financial Management.

MID-CAP VALUE PORTFOLIO. At a meeting held on August 22, 2006, the Board of Trustees approved the appointment of RiverSource Investments, LLC ("RiverSource") as an additional subadviser to the Mid-Cap Value Portfolio. The Board of Trustees approved an Investment Subadvisory Agreement between Diversified and RiverSource (the "RiverSource Subadvisory Agreement"), following presentations by Diversified and representatives of RiverSource. Discussed below are some of the material factors considered by the Board.

The Board considered the imminent capacity restraints of the Mid-Cap Value Portfolio's current subadvisers, and the resulting need to hire a third subadviser for the Portfolio. The Board noted that Diversified had identified and interviewed several advisers in an effort to locate a subadviser with an investment strategy that would complement the current subadvisers in the management of the Mid-Cap Value Portfolio, with sufficient capacity and with a demonstrable disciplined sub-style.

The Board considered information with respect to RiverSource and whether the RiverSource Subadvisory Agreement was in the best interests of the Mid-Cap Value Portfolio and its holders of beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by RiverSource and reviewed and discussed information regarding RiverSource's fees and composite performance, as compared to funds with similar investment objectives and the Russell Mid-Cap Value Index. The Board considered RiverSource's investment philosophy, which emphasizes a disciplined contrarian process with longer time horizons and a focus on opportunistic deep value. The Board also reviewed the major components of RiverSource's investment model, which employs a thematic top-down and bottom-up approach by industry, focusing on growth features of stocks. In evaluating RiverSource's ability to provide services to the Mid-Cap Value Portfolio, the Board also considered information as to RiverSource's business organization, financial resources, personnel, philosophy and other matters.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of RiverSource and the portfolio management team that would be primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Mid-Cap Value Portfolio by RiverSource under the RiverSource Subadvisory Agreement and also considered the financial resources available to RiverSource. The Board reviewed and considered the subadvisory fee that would be payable by Diversified to RiverSource in light of the nature, extent and quality of the management services expected to be provided by RiverSource and the subadvisory fee paid to subadvisers of funds with similar mandates. The Board noted that Diversified, and not the Mid-Cap Value Portfolio, will pay the subadvisory fee to RiverSource. The Board recognized that RiverSource may realize economies of scale as the assets of the Mid-Cap Value Portfolio and the portion of the Portfolio allocated to RiverSource by Diversified grow. The Board noted that the terms and conditions of the RiverSource Subadvisory Agreement were substantially similar to the subadvisory agreement with LSV Asset Management and Cramer Rosenthal McGlynn, LLC, the Mid-Cap Value Portfolio's other subadvisers.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the RiverSource Subadvisory Agreement are reasonable, fair and in the best

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                  (UNAUDITED)

interests of the Mid-Cap Value Portfolio and its holders of beneficial interests, and (b) the fee provided in the RiverSource Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the RiverSource Subadvisory Agreement.

SMALL-CAP VALUE PORTFOLIO. At a meeting held on August 22, 2006, the Board of Trustees approved the appointment of Mesirow Financial Investment Management, Inc. ("Mesirow") as an additional subadviser to the Small-Cap Value Portfolio. The Board of Trustees approved an Investment Subadvisory Agreement between Diversified and Mesirow (the "Mesirow Subadvisory Agreement"), following presentations by Diversified and representatives of Mesirow. Discussed below are some of the material factors considered by the Board.

The Board considered the capacity restraints of the Small-Cap Value Portfolio's current subadviser, and the resulting need to hire a second subadviser for the Portfolio. Diversified reviewed with the Board its search process and criteria. The Board considered information with respect to Mesirow and whether the Mesirow Subadvisory Agreement was in the best interests of the Small-Cap Value Portfolio and its holders of beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by Mesirow and reviewed and discussed information regarding Mesirow's fees and the performance of Mesirow funds with similar investment objectives as the Portfolio as compared to the Russell 2000 Value Index, the Russell Index and the Small-Cap Value Portfolio. The Board considered Mesirow's investment philosophy that a diversified portfolio of undervalued securities should outperform the market over time as well as preserve principal in a difficult market environment. The Board reviewed Mesirow's investment strategy, which employs a three stage process comprising of the identification of undervalued companies based on historical capital markets research, detailed analysis of company financial statements and operations and portfolio selection, trading and monitoring. The Board also reviewed the major components of Mesirow's investment model, which utilizes a fundamental bottom-up approach to investing, with stronger emphasis on dividend yield. In evaluating Mesirow's ability to provide services to the Portfolio, the Trustees also considered information as to Mesirow's financial resources, portfolio holdings, institutional client list, personnel, financial sector allocations, compliance program and other matters.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Mesirow Subadvisory Agreement are reasonable, fair and in the best interests of the Small-Cap Value Portfolio and its holders of beneficial interests, and (b) the fee provided in the Mesirow Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Mesirow Subadvisory Agreement.

SPECIAL EQUITY PORTFOLIO. RS Investment Management, L.P., a California limited partnership, became a subadviser to the Special Equity Portfolio on March 26, 1999. On August 31, 2006, Guardian Investor Services LLC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acquired a majority interest in RS Investment Management Co. LLC ("RS"), the general partner of, and owner of 99.9% of the beneficial interest in the Special Equity Portfolio's subadviser at that time, RS Investment Management, L.P. This transaction constituted an "assignment" within the meaning of the 1940 Act, which resulted in the termination of the original subadvisory agreement with RS Investment Management, L.P. (the "Original RS Subadvisory Agreement"). In connection with the transaction, RS undertook a reorganization in which all investment advisory activities, including the activities of RS Investment Management, L.P., were consolidated under RS. This transaction did not result in a change in the composition of the RS portfolio

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                  (UNAUDITED)

management teams or investment professional compensation and did not materially impact the business or investment strategy of RS.

The Board met on July 26, 2006, prior to the close of the transaction, and approved a new subadvisory agreement with RS (the "New RS Subadvisory Agreement"), which took effect upon the closing of the transaction. At the meeting, the Board of Trustees received presentations from Diversified and representatives of RS. Discussed below are some of the material factors considered by the Board.

The Trustees considered information with respect to RS, the performance results of the Special Equity Portfolio, the rationale, structure and results of the acquisition and whether the New RS Subadvisory Agreement was in the best interests of the Special Equity Portfolio and its holders of beneficial interests. The Trustees considered that all portfolio managers of RS, who were employed by RS prior to the acquisition, were to enter into five-year employment agreements in connection with the acquisition. The Trustees noted that, after the acquisition, RS portfolio management teams and investment professional compensation was expected to remain unchanged and no material impact on the business or investment strategy of RS was expected. The Trustees noted that RS would retain operational and investment management autonomy after the acquisition. The Trustees also noted that, other than the effective and termination dates, the New RS Subadvisory Agreement was identical to the Original RS Subadvisory Agreement, which the Trustees had recently approved.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the New RS Subadvisory Agreement are reasonable, fair and in the best interests of the Special Equity Portfolio and its holders of beneficial interests, and (b) the fee provided in the New RS Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, approved the New RS Subadvisory Agreement.

SMALL-CAP GROWTH PORTFOLIO. At a meeting held on July 20, 2006, the Board of Trustees considered the termination of Trusco Capital Management, Inc. ("Trusco") as the subadviser to the Small-Cap Growth Portfolio and the appointment of Perimeter Capital Partners, LLC ("Perimeter") as interim subadviser to the Portfolio. The Trustees reviewed the Small-Cap Growth Portfolio's performance and considered the ability of Trusco to continue to effectively manage the Portfolio. The Board noted the performance of the Small-Cap Growth Portfolio and based on Diversified's recommendation, the Board authorized Diversified to terminate the Subadvisory Agreement with Trusco (the "Trusco Subadvisory Agreement"). Accordingly, effective July 24, 2006, Diversified terminated the Trusco Subadvisory Agreement. At Diversified's recommendation, the Small-Cap Growth Portfolio entered into an interim Subadvisory Agreement with Perimeter, whereby Perimeter became interim subadviser of the Small-Cap Growth Portfolio effective July 24, 2006 for a period no longer than 150 days in reliance on Rule 15a-4 under the Investment Company Act of 1940.

At a meeting held on November 28, 2006, the Board of Trustees considered the appointment of Perimeter under a standard contractual term, and approved an Investment Subadvisory Agreement between Perimeter and Diversified with respect to the Small-Cap Growth Portfolio (the "Perimeter Subadvisory Agreement"), following presentations by Diversified and representatives of Perimeter. The Perimeter Subadvisory Agreement shall remain in force for an initial term of two years, unless otherwise terminated in accordance with the terms of the Agreement. Discussed below are some of the material factors considered by the Board.

The Board considered Perimeter's performance as interim subadviser of the Small-Cap Growth Portfolio since July 24, 2006. The Board considered information with respect to Perimeter and whether the Perimeter Subadvisory Agreement was in the best interests of the Small-Cap Growth Portfolio and its holders of

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               DECEMBER 31, 2006

                                  (UNAUDITED)

beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the services currently provided and to be provided by Perimeter. The Board considered the performance of the Small-Cap Growth Portfolio while Perimeter was interim subadviser as compared to the Portfolio's benchmark, the Russell 2000 Growth Index. The Board considered Perimeter's investment philosophy, the foundation of which is a bottom-up approach to fundamental research and analysis. The Board noted Perimeter's investment process in which fundamental research is obtained, organized and prioritized and a research team then assesses the results of the fundamental research in the context of competitive positioning, industry/business cycle analyses, peer comparison, valuation analysis and viability of a company's business model. The Board reviewed Perimeter's investment strategy, which is earnings-growth focused, uses diversification to control risk, employs sell discipline as a critical link to successful stock selection and looks for style specific results. In evaluating Perimeter's ability to provide services to the Small-Cap Growth Portfolio, the Trustees also considered information as to Perimeter's financial resources, portfolio holdings, investment advisory fees, personnel, compliance policies and procedures and other matters.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of Perimeter and the portfolio management team that would be primarily responsible for the day-to-day management of the Small-Cap Growth Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Small-Cap Growth Portfolio by Perimeter under the Perimeter Subadvisory Agreement. The Board reviewed and considered the subadvisory fee that would be payable by Diversified to Perimeter in light of the nature, extent and quality of the management services expected to be provided by Perimeter and the subadvisory fee paid to subadvisers of funds with similar mandates. The Board noted that Diversified, and not the Small-Cap Growth Portfolio, will pay the subadvisory fee to Perimeter. The Board recognized that Perimeter may realize economies of scale as the assets of the Small-Cap Growth Portfolio and the portion of the Portfolio allocated to Perimeter by Diversified grow. The Board noted that the terms and conditions of the Perimeter Subadvisory Agreement were substantially similar to the Trusco Subadvisory Agreement.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Perimeter Subadvisory Agreement are reasonable, fair and in the best interests of the Small-Cap Growth Portfolio and its holders of beneficial interests, and (b) the fee provided in the Perimeter Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Perimeter Subadvisory Agreement.

                                   * * * * *

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve a New Subadvisory Agreement, and each Board member attributed different weight to the various factors. The Independent Trustees discussed the proposed approval of each New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of Diversified or the applicable subadviser were present.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                              TRUSTEES INFORMATION
                                  (UNAUDITED)

Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Series and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is c/o Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                                   TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
------------                              ----------------------   -----------------------------------
Elizabeth L. Belanger..................   Assistant Secretary      05/2005 to present -- Vice
DOB: January 7, 1972                       since 2005              President and Senior Counsel,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; 11/2003 to
                                                                   05/2005 -- Director of Compliance,
                                                                   Domini Social Investments LLC;
                                                                   09/1997-10/2003 -- Associate,
                                                                   Bingham McCutchen LLP; 04/2006 to
                                                                   present -- Director, Transamerica
                                                                   Financial Life Insurance Company.
Joseph P. Carusone.....................   Treasurer since 2001     Vice President and Director,
DOB: September 8, 1965                                             Diversified Investment Advisors,
                                                                   Inc.; 2004 to present -- Director,
                                                                   Transamerica Financial Life
                                                                   Insurance Company; 01/2007 to
                                                                   present -- President, Diversified
                                                                   Investors Securities Corp.
Robert F. Colby........................   Secretary since 1993     Senior Vice President and General
DOB: November 1, 1955                                              Counsel, Diversified Investment
                                                                   Advisors, Inc.; Vice President,
                                                                   Diversified Investors Securities
                                                                   Corp.; Vice President, Assistant
                                                                   Secretary, and Director,
                                                                   Transamerica Financial Life
                                                                   Insurance Company, Inc.
Suzanne Montemurro.....................   Assistant Treasurer      Vice President and Director,
DOB: August 13, 1964                       since 2002              Diversified Investment Advisors,
                                                                   Inc.
Mark Mullin............................   President since 2002     Chairman of the Board and Chief
DOB: February 16, 1963                     Trustee since 1998      Executive Officer, Diversified
                                                                   Investment Advisors, Inc.; 02/2002
                                                                   to present -- Director,
                                                                   Transamerica Financial Life
                                                                   Insurance Company.
Quedel Principal.......................   Assistant Secretary      Vice President and Senior Counsel,
DOB: February 4, 1966                      since 2004              Diversified Investment Advisors,
                                                                   Inc.; Director, Diversified
                                                                   Investors Securities Corp.
Rick Resnik............................   Chief Compliance         Chief Compliance Officer,
DOB: January 24, 1967                      Officer since 2004      Diversified Investment Advisors,
                                                                   Inc.; Director, Vice President, and
                                                                   Chief Compliance Officer,
                                                                   Diversified Investors Securities
                                                                   Corp.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                        TRUSTEES INFORMATION (CONTINUED)
                                  (UNAUDITED)

DISINTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                                   TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
------------                              ----------------------   -----------------------------------
Neal M. Jewell.........................   Trustee since 1993       10/2004 to present -- Retired;
DOB: February 12, 1935                                             01/1996 to 10/2004 -- Independent
                                                                   Trustee, EACM Select Managers
                                                                   Equity Fund

Mitchell Johnson.......................   Trustee since 2006       07/1994 to present -- Private
DOB: March 1, 1942                                                 Investor, MAJ Capital Management;
                                                                   06/1996 to present -- Director,
                                                                   Federal Agriculture Mortgage
                                                                   Corporation; 02/2005 to
                                                                   present -- Trustee, Advisors Inner
                                                                   Circle Funds, Advisors Inner Circle
                                                                   Funds II, and Bishop Street Funds
                                                                   (family of mutual funds); 12/1997
                                                                   to 02/2004 -- Trustee, Citizens
                                                                   Funds (family of mutual funds)

Eugene M. Mannella.....................   Trustee since 1993       1/2006 to present -- Consultant
DOB: February 1, 1954                                              (self- employed); 08/1993 to
                                                                   12/2005 -- President, International
                                                                   Fund Services, Inc.

Joyce Galpern Norden...................   Trustee since 1993       6/2004 to present -- Retired;
DOB: June 1, 1939                                                  09/1996 to 6/2004 -- Vice
                                                                   President, Institutional
                                                                   Advancement, Reconstructionist
                                                                   Rabbinical College

Lowell W. Robinson.....................   Trustee since 2006       12/2006 to present -- Chief
DOB: January 20, 1949                                              Financial and Chief Administrative
                                                                   Officer, MVIA, Inc. (on-line direct
                                                                   marketing); 2004 to
                                                                   2006 -- President, LWR Advisors LLC
                                                                   (consulting); 2002 to
                                                                   2004 -- Special Counsel to the
                                                                   President, Polytechnic University;
                                                                   2002 to 2004 -- Senior Executive
                                                                   Vice President and Chief Financial
                                                                   Officer, Hotjobs.com; 2004 to
                                                                   present -- Director, Jones Apparel
                                                                   Group; 2004 to present -- Director,
                                                                   International Wire Group, Inc.;
                                                                   2004 to present -- Director,
                                                                   Independent Wireless One Corp.;
                                                                   2002 to 2003 -- Director, Edison
                                                                   Schools, Inc. (school management)

Patricia L. Sawyer.....................   Trustee since 1993,      President and Executive Search
DOB: July 1, 1950                          Chairperson of Audit    Consultant, Smith & Sawyer LLC
                                           Committee since 2003

DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000



































2558 (2/07)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO"), principal financial officer ("PFO"), and Assistant Treasurer ("AT"). There were no amendments to the Code during the period covered by the report. A copy of the Code of Ethics is attached as an exhibit to this Form N-CSR.

The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO, PFO, or AT, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee. The audit committee financial expert is Eugene M. Mannella, who is an independent trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. - The aggregate fees billed for professional services rendered by PricewaterhouseCoopers ("PWC") for the audit of the Registrant's financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings for 2006 and 2005 were $430,460 and $409,700, respectively.

(b) AUDIT RELATED FEES. - No such fees were billed by PWC for 2006 or 2005.

(c) TAX FEES. - The aggregate fees billed for tax related services for 2006 and 2005 were $72,900 and $63,900, respectively. Tax related services included preparation of US Partnership Return of Income and supporting K-1's.

(d) ALL OTHER FEES - The aggregate non-audit fees billed by PWC for services rendered were $32,756 and $0 in 2006 and 2005, respectively. The fees rendered were in connection with a profitability study approved by the Audit Committee related to the investment advisory contract renewal process. The fees were paid by the Registrant's advisor, Diversified Investment Advisors.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY. The Audit Committee is required to pre-approve audit and non-audit services performed for the Funds by the independent accountant in order to assure that the provision of such services does not impair the accountant's independence. The Audit Committee also is required to pre-approve non-audit services performed by the Funds' independent accountant for the Funds investment adviser, and certain of the adviser's affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The pre-approval of these services also is intended to assure that the provision of the services does not impair the accountant's independence.

Unless a type of service to be provided by the independent accountant has received pre-approval, it will require separate pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels will require separate pre-approval by the Audit Committee. When considering services for pre-approval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Funds' treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy which it becomes aware.

(e)(2) 100% of services described in paragraphs (b) through (d) were approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to the Registrant were $72,900 and $63,900 for 2006 and 2005, respectively.

Non-audit fees billed to the Registrant's investment advisor, Diversified Investment Advisors ("DIA") for 2006 and 2005, were $269,000 and $254,000, respectively. The fees rendered were in connection with the examination of DIA's record-keeping operations (SAS-70), and in connection with the review of DIA's Transfer Agent's internal control structure.

(h) PWC provided non-audit services to DIA in 2006 and 2005 that were not required to be pre-approved by the Registrant's audit committee because the services were not directly related to the operation of the Registrant's funds. The Board of Trustees will consider PWC's independence and will consider whether the provision of these non-audit services to DIA is compatible with maintaining PWC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal six-month period that has materially affected, or is likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics, attached.

(a) (2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a) (3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Investors Portfolios


By /s/ Mark Mullin
   ---------------------------------
   Mark Mullin
   Principal Executive Officer

Date March 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Mark Mullin
   ---------------------------------
   Mark Mullin
   Principal Executive Officer

Date March 2, 2007


By /s/ Joseph Carusone
   ---------------------------------
   Joseph Carusone
   Principal Financial Officer

Date March 2, 2007